PUTNAM VARIABLE TRUST CLASS IA SHARES
PROSPECTUS - APRIL 30, 1998

Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios (collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Shares of each fund are currently divided into two classes:
class IA shares, offered hereby, and class IB shares, offered pursuant to another prospectus.

AN INVESTMENT IN PUTNAM VT MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT PUTNAM VT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PUTNAM VT HIGH YIELD FUND INVESTS PRIMARILY IN, AND PUTNAM VT
DIVERSIFIED INCOME FUND MAY INVEST SIGNIFICANTLY IN, LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." THESE INVESTMENTS ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST.
INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN
INVESTMENT IN EITHER FUND.

This prospectus explains concisely what you should know before investing in the Trust and should be read in conjunction with the prospectus for the separate account of the variable annuity or variable life insurance product that accompanies this prospectus. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Trust in the April 30, 1998, statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI, call Putnam Investor Services at 1-800-521-0538. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference.
The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SHARES OF THE FUNDS ARE PRESENTLY AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACT AND VARIABLE LIFE INSURANCE POLICY SEPARATE ACCOUNTS OF VARIOUS
INSURANCE COMPANIES.

ABOUT THE TRUST

FINANCIAL HIGHLIGHTS
 ................................................................. Study
this table to see, among other things, how the funds have performed each year since their inception.

THE TRUST
 ................................................................. This
section explains the Trust's relationship to various variable annuity and variable life insurance products and advises prospective investors to read the prospectus issued by the relevant insurance company for information about the annuity or insurance product.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
 ................................................................. Each
of the funds is managed according to its own specific investment objective or objectives and identifies risks associated with a fund's investment policies. Read this section to make sure a fund's objectives are consistent with your own.

COMMON INVESTMENT POLICIES AND TECHNIQUES
 .................................................................
Certain investment policies and techniques apply to two or more of the funds. This section defines, describes, and explains these policies and techniques.

HOW PERFORMANCE IS SHOWN
 ................................................................. This
section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

HOW THE TRUST IS MANAGED
 .................................................................
Consult this section for information about the Trust's management, allocation of its expenses, and how it purchases and sells securities.

ORGANIZATION AND HISTORY
 ................................................................. In
this section, you will learn when the Trust was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

SALES AND REDEMPTIONS
 ................................................................. This
section describes the terms under which shares may be purchased and redeemed by insurance company separate accounts.

HOW A FUND VALUES ITS SHARES
 ................................................................. This
section explains how a fund determines the value of its shares.

HOW A FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION
 ................................................................. This
section describes how fund dividends are paid to various
insurance separate accounts. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.
FINANCIAL INFORMATION
 ................................................................. This
section informs you that each year you will receive semiannual and annual reports of the Trust.
ABOUT PUTNAM INVESTMENTS, INC.
 ................................................................. Read
this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.
APPENDIX
Securities ratings

ABOUT THE TRUST

FINANCIAL HIGHLIGHTS

The following table present per share financial information for Class IA Shares. This information has been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the Trust's annual report to shareholders for the 1997 fiscal year are incorporated by reference into this prospectus. The Trust's annual report, which contains additional unaudited performance information, is available without charge upon request.

Financial information for Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT Investors Fund and Putnam VT OTC & Emerging Growth Fund is not included because these funds had not
commenced operations as of December 31, 1997.
FINANCIAL HIGHLIGHTS

                 INVESTMENT OPERATIONS                                   LESS
DISTRIBUTIONS:
                                                 NET                                                FROM
                    NET ASSET                REALIZED AND     TOTAL        FROM     IN EXCESS       NET
                      IN EXCESS OF VALUE,        NET       UNREALIZED       FROM        NET        OF NET
                      REALIZED  NET REALIZED
PERIOD              BEGINNING   INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT    GAIN ON
GAIN ON
ENDED               OF PERIOD     INCOME     INVESTMENTS    OPERATIONS    INCOME      INCOME    INVESTMENTS
INVESTMENTS
PUTNAM VT ASIA

 PACIFIC GROWTH FUND
December 31, 1997     $11.01        $.07        $(1.66)       $(1.59)
$(.22)$-$-$-
December 31, 1996      10.23         .05           .88           .93
(.15) ---
December 31, 1995**    10.00         .06(a)(b)     .17           .23        -             -
-        -
PUTNAM VT DIVERSIFIED
 INCOME FUND
December 31, 1997     $11.27        $.82(a)      $(.05)         $.77
$(.63)$-$(.10)$-
December 31, 1996      11.03         .80(a)        .11           .91
(.67)---
December 31, 1995       9.74         .71          1.09          1.80
(.51)---
December 31, 1994      10.23         .61         (1.04)         (.43)
(.06)---
December 31, 1993***   10.00         .06           .17           .23        -             -
-        -
PUTNAM VT GLOBAL ASSET
                             ALLOCATION FUND
December 31, 1997     $17.25        $.50         $2.63         $3.13
$(.60)$-$(1.02)-
December 31, 1996      16.15         .43          1.94          2.37
(.44)-(.83)-
December 31, 1995      13.19         .47          2.74          3.21
(.25)---
December 31, 1994      14.29         .35          (.71)         (.36)
(.29)-(.43)$(.02)
December 31, 1993      12.92         .30          1.87          2.17
(.55)-(.25)-
December 31, 1992      12.77         .35           .41           .76
(.42)-(.19)-
December 31, 1991      11.28         .45          1.64          2.09
(.54)-(.06)-
December 31, 1990      11.26         .54          (.52)          .02        -             -             -
-
December 31, 1989      10.68         .56          1.10          1.66
(.88)-(.15)-
December 31, 1988****  10.00         .53(a)        .15           .68        -             -             -
-
                 INVESTMENT OPERATIONS                                   LESS
DISTRIBUTIONS:
                                                 NET                                                FROM
                    NET ASSET                REALIZED AND     TOTAL        FROM     IN EXCESS       NET
IN EXCESS OF
                      VALUE,        NET       UNREALIZED       FROM        NET        OF NET      REALIZED
NET REALIZED PERIOD   BEGINNING   INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT    GAIN ON
GAIN ON
ENDED               OF PERIOD     INCOME     INVESTMENTS    OPERATIONS    INCOME      INCOME    INVESTMENTS
INVESTMENTS

PUTNAM VT GLOBAL
 GROWTH FUND
December 31, 1997     $16.88        $.13         $2.18
$2.31
$(.41)$-$(.44)-
December 31, 1996      15.18         .17          2.35          2.52
(.25)- (.57)-
December 31, 1995      13.48         .20          1.85          2.05
(.11)-(.24)-
December 31, 1994      13.68         .13
(.26)         (.13)
(.05)-(.02)-
December 31, 1993      10.48         .08          3.28          3.36
(.16)---
December 31, 1992      10.61         .10
(.14)         (.04)
(.09)---
December 31, 1991       9.32         .11          1.28          1.39
(.10)---
December 31, 1990***** 10.00         .11
(.79)         (.68)       -             -
-          -

PUTNAM VT GROWTH AND
 INCOME FUND
December 31, 1997     $24.56        $.48         $5.07
$5.55
$(.52)$-$(1.27)-
December 31, 1996      21.47         .65(a)       3.84          4.49
(.51)-(.89)-
December 31, 1995      16.44         .53          5.31          5.84
(.51)-(.30)-
December 31, 1994      17.38         .50
(.48)            .02
(.38)-(.58)-
December 31, 1993      15.93         .38          1.83          2.21
(.39)-(.37)-
December 31, 1992      15.33         .39          1.04          1.43
(.42)-(.41)-
December 31, 1991      13.51         .43          2.09          2.52
(.53)-(.17)-
December 31, 1990      13.41         .55
(.29)            .26
(.05)-(.11)-
December 31, 1989      12.00         .45          2.04          2.49
(.60)-(.48)-
December 31, 1988****  10.00         .42(a)       1.58          2.00        -
-             -          -
                 INVESTMENT OPERATIONS                                   LESS
DISTRIBUTIONS:
                                                 NET
FROM
                    NET ASSET                REALIZED AND
TOTAL        FROM     IN EXCESS       NET     IN EXCESS OF
                      VALUE,        NET       UNREALIZED
FROM        NET        OF NET      REALIZED  NET REALIZED
PERIOD              BEGINNING   INVESTMENT  GAIN (LOSS) ON
INVESTMENT  INVESTMENT  INVESTMENT    GAIN ON     GAIN ON
ENDED               OF PERIOD     INCOME     INVESTMENTS
OPERATIONS    INCOME      INCOME    INVESTMENTS
INVESTMENTS

PUTNAM VT HIGH
 YIELD FUND
December 31, 1997     $12.96       $1.06          $.65
$1.71
$(.94)$-$(.11)-
December 31, 1996      12.37        1.18(a)        .32          1.50
(.91)---
December 31, 1995      11.46         .91          1.05          1.96
(1.05)---
December 31, 1994      12.53        1.05
(1.17)         (.12)
(.79)-(.14)(.02)
December 31, 1993      11.17         .73          1.37          2.10
(.74)---
December 31, 1992      10.12        1.26           .59          1.85
(.80)---
December 31, 1991       7.91         .85          2.47          3.32
(1.11)---
December 31, 1990       9.15        1.30
(2.20)         (.90)
(.34)---
December 31, 1989      10.76        1.12
(1.37)         (.25)
(1.36)---
December 31, 1988****  10.00        1.04(a)(b)
(.28)            .76        -             -
-          -

PUTNAM VT INTERNATIONAL
 GROWTH FUND
December 31, 1997*******$10.00      $.05(b)      $1.56
$1.61
$(.05)$(.02)$(.04)$(.06)

PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME
FUND
December 31,
1997******$10.00
$.07             $1.87
$1.94
$(.08)$(.05)$(.28)-

PUTNAM VT
INTERNATIONAL
 NEW OPPORTUNITIES FUND
December 31, 1997*******$10.00      $.01(b)      $(.02)
$(.01)
$(.01)$(.02)--
                 INVESTMENT OPERATIONS                                   LESS
DISTRIBUTIONS:
                                                 NET
FROM
                    NET ASSET                REALIZED AND
TOTAL        FROM     IN EXCESS       NET     IN EXCESS OF
                      VALUE,        NET       UNREALIZED
FROM        NET        OF NET      REALIZED  NET REALIZED
PERIOD              BEGINNING   INVESTMENT  GAIN (LOSS) ON
INVESTMENT  INVESTMENT  INVESTMENT    GAIN ON     GAIN ON
ENDED               OF PERIOD     INCOME     INVESTMENTS
OPERATIONS    INCOME      INCOME    INVESTMENTS
INVESTMENTS

PUTNAM VT MONEY
 MARKET FUND
December 31, 1997
$1.00        $.0509
-             $.0509
$(.0509)--
December 31, 1996       1.00         .0497        -
 .0497
(.0497)--
December 31, 1995       1.00         .0533        -
 .0533
(.0533)--
December 31, 1994       1.00         .0377        -
 .0377
(.0377)--
December 31, 1993       1.00         .0276        -
 .0276
(.0276)--
December 31, 1992       1.00         .0352        -
 .0352
(.0352)--
December 31, 1991       1.00         .0575         .0001
 .0576
(.0575)(.0001)-
December 31, 1990       1.00         .0770        -
 .0770
(.0770)--
December 31, 1989       1.00         .0859        -
 .0859
(.0859)--
December 31, 1988****   1.00         .0575        -
 .0575
(.0575)--

PUTNAM VT NEW
 OPPORTUNITIES FUND
December 31, 1997     $17.22    $-(f)            $4.01         $4.01
-             -             -
December 31, 1996      15.63        (.01)         1.60          1.59
-             -             -
December 31, 1995      10.82        -             4.84          4.84
-         (.02)             -
December 31, 1994******10.00     -(b)              .82           .82
-             -             -
                 INVESTMENT OPERATIONS
LESS
DISTRIBUTIONS:
                                                 NET
FROM
                    NET ASSET                REALIZED AND
TOTAL        FROM     IN EXCESS       NET     IN EXCESS OF
                      VALUE,        NET       UNREALIZED
FROM        NET        OF NET      REALIZED  NET REALIZED
PERIOD              BEGINNING   INVESTMENT  GAIN (LOSS) ON
INVESTMENT  INVESTMENT  INVESTMENT    GAIN ON     GAIN ON
ENDED               OF PERIOD     INCOME     INVESTMENTS
OPERATIONS    INCOME      INCOME    INVESTMENTS
INVESTMENTS

PUTNAM VT NEW VALUE
 FUND
December 31,
1997*******          $10.00        $.18(a)      $1.58
$1.76      $ -            $-           $ -        $ -

PUTNAM VT U.S. GOVERNMENT
 AND HIGH QUALITY BOND FUND
December 31, 1997     $13.24        $.88          $.19
$1.06
$(.85)$---
December 31, 1996      13.74         .81
(.52)            .29
(.82)---
December 31, 1995      12.22         .81          1.56          2.37
(.85)---
December 31, 1994      13.53         .81
(1.24)         (.43)
(.66)-(.22)-
December 31, 1993      12.85         .63           .78          1.41
(.61)-(.12)-
December 31, 1992      12.57         .60           .28           .88
(.54)-(.06)-
December 31, 1991      11.36         .56          1.31          1.87
(.66)---
December 31, 1990      10.82         .71           .08           .79
(.22)-(.03)-
December 31, 1989      10.28         .62           .78          1.40
(.79)-(.07)-
December 31, 1988****  10.00         .66(a)
(.38)            .28        -             -
-          -

PUTNAM VT UTILITIES
 GROWTH AND INCOME FUND

December 31, 1997     $14.80        $.53         $3.11
$3.64
$(.55)$-$(.75)-
December 31, 1996      13.28         .54          1.49          2.03
(.51)---
December 31, 1995      10.68         .53          2.65          3.18
(.58)---
December 31, 1994      12.00         .60
(1.44)         (.84)
(.35)-(.12)-
December 31, 1993      10.71         .30          1.13          1.43
(.12)-(.02)-
December 31, 1992*******10.00        .15(b)        .56           .71        -
-             -          -
                 INVESTMENT OPERATIONS                                   LESS
DISTRIBUTIONS:
                                                 NET
FROM
                    NET ASSET                REALIZED AND
TOTAL        FROM     IN EXCESS         NET     IN EXCESS
OF
                      VALUE,        NET       UNREALIZED
FROM        NET        OF NET   REALIZED  NET REALIZED
PERIOD              BEGINNING   INVESTMENT  GAIN (LOSS) ON
INVESTMENT  INVESTMENT  INVESTMENT    GAIN ON      GAIN ON
ENDED               OF PERIOD     INCOME     INVESTMENTS
OPERATIONS    INCOME      INCOME    INVESTMENTS
INVESTMENTS


PUTNAM VT VISTA
 FUND
December 31,
1997********         $10.00  $ - (f)            $2.32
$2.32  $ - (f)            $-           $--        $--

PUTNAM VT VOYAGER FUND
December 31, 1997     $32.53        $.10         $8.01
$8.11
$(.07)$-$(1.49)-
December 31, 1996      30.50         .09          3.75          3.84
(.13)-(1.68)-
December 31, 1995      22.20         .10          8.76          8.86
(.07)-(.49)-
December 31, 1994      22.41         .07           .14           .21
(.05)-(.37)-
December 31, 1993      19.21         .04          3.50          3.54
(.07)-(.27)-
December 31, 1992      17.94         .07          1.72          1.79
(.08)-(.44)-
December 31, 1991      12.58         .11(a)       5.61          5.72
(.12)-(.24)-
December 31, 1990      13.00         .18          (.45)         (.27)
(.06)-(.09)-
December 31, 1989      10.30         .12          3.20          3.32
(.16)-(.46)-
December 31, 1988****  10.00         .13(a)        .17           .30        -
-                          -        -
                                                                  TOTAL                                   RATIO OF
NET
                                                                INVESTMENT
RATIO OF     INVESTMENT
                                                    NET
ASSET               RETURN AT     NET ASSETS    EXPENSES
TO    INCOME TO
                          RETURN OF      TOTAL      VALUE,
END  NET ASSET   END OF PERIOD   AVERAGE NET   AVERAGE NET
                           CAPITAL   DISTRIBUTIONS  OF
PERIOD  VALUE(%)(C)  (IN THOUSANDS)  ASSETS(%)(D)
ASSETS(%)

PUTNAM VT ASIA
 PACIFIC GROWTH FUND
December 31, 1997             $-          $(.22)
$9.20                    (14.66)      $112,902     1.07  .70
December 31, 1996              -           (.15)       11.01        9.10        130,548         1.23          .84
December 31, 1995**            -           -           10.23        2.30*        25,045
 .81(b)*             .72(b)*

PUTNAM VT DIVERSIFIED
 INCOME FUND
December 31, 1997             $-          $(.73)
$11.31                    $7.38       $608,148
$.80                7.43
December 31, 1996              -           (.67)       11.27        8.81        494,811          .83         7.45
December 31, 1995              -           (.51)       11.03       19.13        303,721          .85         7.85
December 31, 1994              -           (.06)        9.74       (4.23)       215,935          .80         7.60
December 31, 1993***           -           -           10.23        2.30*        80,449
 .28*                1.45*

PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
December 31, 1997             $-         $(1.62)
$18.76                   $19.67       $956,532
$.77                3.01
December 31, 1996              -         $(1.27)       17.25       15.62        747,734          .83         3.08
December 31, 1995              -           (.25)       16.15       24.71        535,666          .84         3.31
December 31, 1994              -           (.74)       13.19       (2.50)       414,223          .76         3.19
December 31, 1993              -           (.80)       14.29       17.48        297,307          .72         3.28
December 31, 1992              -           (.61)       12.92        6.29        134,667          .79         3.84
December 31, 1991              -           (.60)       12.77       19.02         82,071          .87         4.55
December 31, 1990              -           -           11.28         .18         51,792          .88         5.31
December 31, 1989          (.05)          (1.08)       11.26       16.08         40,200          .88         6.16
December 31, 1988****          -           -           10.68        6.76*        26,202
1.17*5.55*
                                                                  TOTAL
RATIO OF NET
                                                                INVESTMENT                    RATIO
OF     INVESTMENT
                                                    NET
ASSET               RETURN AT     NET ASSETS    EXPENSES
TO    INCOME TO
                          RETURN OF      TOTAL
VALUE, END  NET ASSET   END OF PERIOD     AVERAGE NET
AVERAGE NET
                           CAPITAL   DISTRIBUTIONS  OF
PERIOD  VALUE(%)(C)  (IN THOUSANDS)  ASSETS(%)(D)
ASSETS(%)
PUTNAM VT GLOBAL GROWTH
 FUND
December 31, 1997             $-          $(.85)
$18.34                     $14.33     $1,611,503      .75          .77
December 31, 1996             -            (.82)
$16.88                      17.20         1,344,887   .76         1.25
December 31, 1995             -            (.35)
15.18 15.67831,593.751.49
December 31, 1994             -            (.07)
13.48(.96)669,821.771.21
December 31, 1993             -            (.16)
13.68 32.40352,786.751.38
December 31, 1992             -            (.09)
10.48(.36)86,854.851.82
December 31, 1991             -            (.10)
10.61 15.0140,183.992.01
December 31, 1990*****        -            -
9.32 (6.80)*13,203
 .99*                        2.35*

PUTNAM VT GROWTH AND
 INCOME FUND
December 31, 1997             $-         $(1.79)
$28.32                     $24.15     $8,337,334
$.51                       2.08
December 31, 1996             -           (1.40)
24.56 21.925,679,100.542.90
December 31, 1995             -            (.81)
21.47 36.713,312,306.573.34
December 31, 1994             -            (.96)
16.44.35
1,907,380                  .62             3.64
December 31, 1993             -            (.76)
17.38 14.271,407,382.643.49
December 31, 1992             -            (.83)
15.939.75641,508.693.79
December 31, 1991             -            (.70)
15.33 19.05325,861.724.37
December 31, 1990             -            (.16)
13.511.96155,942.755.02
December 31, 1989             -           (1.08)
13.41 21.30100,335.745.73
December 31, 1988***          -            -
12.00 19.89*26,205
 .92*                        4.08*
                                                                  TOTAL                                   RATIO
OF NET
                                                                INVESTMENT                    RATIO OF
INVESTMENT
                                                    NET
ASSET                     RETURN AT       NET ASSETS
EXPENSES TO               INCOME TO
                          RETURN OF      TOTAL
VALUE, END  NET ASSET   END OF PERIOD     AVERAGE NET
AVERAGE NET
                           CAPITAL   DISTRIBUTIONS  OF
PERIOD  VALUE(%)(C)  (IN THOUSANDS)  ASSETS(%)(D)
ASSETS(%)

PUTNAM HIGH YIELD
 FUND
December 31, 1997             $-         $(1.05)
$13.62                     $14.32     $1,025,298
$.72
December 31, 1996             -            (.91)
12.96 12.81769,918.769.57
December 31, 1995             -           (1.05)
12.37 18.32498,467.799.42
December 31, 1994             -            (.95)
11.46(.94)327,119.749.79
December 31, 1993             -            (.74)
12.53 19.57291,737.679.88
December 31, 1992             -            (.80)
11.17 18.98118,804.71   11.53
December 31, 1991             -           (1.11)
10.12 44.8342,823.92   12.64
December 31, 1990             -            (.34)
7.91 (9.98)18,915.93   13.81
December 31, 1989             -           (1.36)
9.15 (2.65)27,511.84   12.59
December 31, 1988****         -            -
10.767.56*19,506
 .94(b)*     10.99(b)*

PUTNAM VT INTERNATIONAL
 GROWTH FUND
December 31, 1997********   $(.01)        $(.18)
$11.43                     $16.13          $150,884
1.20(b)                       .79(b)
PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME FUND
December 31, 1997********     $-          $(.41)
$11.53                      19.43          $206,598
1.12                       1.11

PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
December 31, 1997********     $-          $(.03)
$9.96                         (.10)        $107,000
1.60(b)                       .09(b)
                                                                  TOTAL                                   RATIO OF NET
                                                                INVESTMENT
RATIO OF                  INVESTMENT
                                                    NET
ASSET                     RETURN AT       NET ASSETS
EXPENSES TO               INCOME TO
                          RETURN OF      TOTAL
VALUE, END  NET ASSET   END OF PERIOD     AVERAGE NET
AVERAGE NET
                           CAPITAL   DISTRIBUTIONS  OF
PERIOD  VALUE(%)(C)  (IN THOUSANDS)  ASSETS(%)(D)
ASSETS(%)


PUTNAM VT MONEY MARKET FUND
December 31, 1997             $-        $(.0509)
$1.00                         5.22         $405,577
 .54                        5.10
December 31, 1996             -         (.0497)
1.00                          5.08         $437,132
 .53                        4.93
December 31, 1995             -         (.0533)
1.00                          5.46         263,213
 .57                        5.43
December 31, 1994             -         (.0377)
1.003.82244,064.553
 .90
December 31, 1993             -         (.0276)
1.002.79129,329.422
 .77
December 31, 1992             -         (.0352)
1.003.57105,694.483
 .49
December 31, 1991             -         (.0576)
1.005.9278,568.505
 .74
December 31, 1990             -         (.0770)
1.007.9877,892.537
 .67
December 31, 1989             -         (.0859)
1.008.88 24,975.638
 .62
December 31, 1988****         -         (.0575)
1.005.84* 14,001.71*6.70*
PUTNAM VT NEW OPPORTUNITIES FUND
December 31, 1997             $-           $-
$21.23                    23.29         $2,590,244  .63
(.01)
December 31, 1996             -            -
17.2210.17$1,674,197.72
(.13)
December 31, 1995           (.01)        (.03)
15.6344.87515,109.84
(.03)
December 31, 1994******       -            -
10.828.20*68,592
 .47(b)*       .03(b)*

PUTNAM VT NEW VALUE FUND
December 31, 1997********     $-         $(.85)
$13.42                     8.64          $789,540   .696
 .58
                                                                  TOTAL                                   RATIO OF
NET
                                                                INVESTMENT
RATIO OF     INVESTMENT
                                                    NET
ASSET                    RETURN AT      NET ASSETS
EXPENSES TO    INCOME TO
                          RETURN OF      TOTAL
VALUE, END  NET ASSET   END OF PERIOD   AVERAGE NET
AVERAGE NET
                           CAPITAL   DISTRIBUTIONS  OF
PERIOD  VALUE(%)(C)  (IN THOUSANDS)  ASSETS(%)(D)
ASSETS(%) PUTNAM VT U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
December 31, 1997             $-        $(1.30)
$17.14                    27.10          $822,257
 .74                      3.63
December 31, 1996             -          (.82)        13.21        2.42        778,924
 .69                      6.48
December 31, 1995             -          (.85)        13.74       20.44        747,024
 .70                      6.22
December 31, 1994             -          (.88)        12.22       (3.23)       640,458
 .67                      6.24
December 31, 1993             -          (.73)        13.53       11.28        735,386
 .64                      6.16
December 31, 1992             -          (.60)        12.85        7.49        435,906
 .70                      6.98
December 31, 1991             -          (.66)        12.57       17.28        229,306
 .74                      7.57
December 31, 1990             -          (.25)        11.36        7.51         98,549
 .76                      8.24
December 31, 1989             -          (.86)        10.82       14.06          61,765
 .76                      8.32
December 31, 1988****         -            -          10.28       2.78*          28,406
 .87*                     7.04*

PUTNAM VT UTILITIES
 GROWTH AND INCOME FUND
December 31, 1997             $-        $(1.30)
$17.14                    27.10          $822,257
 .74
December 31, 1996             -          (.51)        14.80       15.80        657,429
 .73                      4.22
December 31, 1995             -          (.58)        13.28       31.08        530,461
 .68                      4.72
December 31, 1994             -          (.48)        10.68       (7.02)       384,169
 .68                      5.23
December 31, 1993             -          (.14)        12.00       13.42        443,281
 .69                      5.02
December 31, 1992*******      -            -          10.71       7.10*         83,522
 .64(b)*       3.43(b)*

PUTNAM VISTA FUND********   $-(f)          $-
$12.32                    23.31          $170,660
 .87

PUTNAM VT VOYAGER FUND
December 31, 1997             $-        $(1.56)
$39.08                    26.51         $4,538,535
 .59                      .30
December 31, 1996             -          (1.81)       32.53       12.97       $3,281,490
 .63                      .36
December 31, 1995             -          (.56)        30.50       40.67       2,000,232
 .68                      .49
December 31, 1994             -          (.42)        22.20        1.04       1,026,972
 .71                      .40
December 31, 1993             -          (.34)        22.41       18.70        675,198
 .66                      .33
December 31, 1992             -          (.52)        19.21       10.36        317,225
 .75                      .56
December 31, 1991             -          (.36)        17.94       46.09        156,741
 .81                      .78
December 31, 1990             -          (.15)        12.58       (2.03)        48,414
 .88                      1.58
December 31, 1989             -          (.62)        13.00       32.38          39,998
 .82                      1.93
December 31, 1988****         -            -          10.30       2.98*         7,981
1.35*1.44*

                                        AVERAGE
                          PORTFOLIO    COMMISSION
                         TURNOVER (%) RATE PAID(E)


PUTNAM VT ASIA
 PACIFIC GROWTH FUND
December 31, 1997           102.92     $.0144
December 31, 1996           66.10       .0197
December 31, 1995**         67.72*

PUTNAM VT DIVERSIFIED
 INCOME FUND
December 31, 1997           282.56
December 31, 1996           235.53
December 31, 1995           297.17
December 31, 1994           165.17
December 31, 1993***        40.83*

PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
December 31, 1997           181.05 $.0295
December 31, 1996           165.03  .0475
December 31, 1995           150.88
December 31, 1994           150.21
December 31, 1993           192.48
December 31, 1992           141.87
December 31, 1991           77.31
December 31, 1990           52.97
December 31, 1989           95.97
December 31, 1988****      183.11*

PUTNAM VT GLOBAL
GROWTH  FUND
December 31, 1997           158.37 $.0245
December 31, 1996           79.18   .0318
December 31, 1995           82.53
December 31, 1994           41.55
December 31, 1993           47.00
December 31, 1992           59.68
December 31, 1991            48.67
December 31, 1990*****      18.07*

                                        AVERAGE
                          PORTFOLIO    COMMISSION
                         TURNOVER (%) RATE
PAID(E)
PUTNAM VT GROWTH AND
 INCOME FUND
December 31, 1997           64.96    $.0497
December 31, 1996           39.57     .0517
December 31, 1995           50.87
December 31, 1994           46.43
December 31, 1993           62.63
December 31, 1992           39.58
December 31, 1991           37.94
December 31, 1990           49.39
December 31, 1989           73.40
December 31, 1988***        37.94*

PUTNAM HIGH YIELD
 FUND
December 31, 1997           84.61
December 31, 1996           62.72
December 31, 1995           69.78
December 31, 1994           62.09
December 31, 1993           85.59
December 31, 1992           84.24
December 31, 1991           104.62
December 31, 1990           86.05
December 31, 1989           65.44
December 31, 1988****       64.25*

PUTNAM VT
INTERNATIONAL
 GROWTH FUND
December 31,
1997********              75.18    $.0352

PUTNAM VT
INTERNATIONAL
 GROWTH AND INCOME
FUND
December 31,
1997********              53.20    $.0330

PUTNAM VT
INTERNATIONAL NEW
 OPPORTUNITIES FUND
December 31,
1997********   131.89     $.0207
                                        AVERAGE
                          PORTFOLIO    COMMISSION
                         TURNOVER (%) RATE
PAID(E)
PUTNAM VT MONEY MARKET
FUND
December 31, 1997             --
December 31, 1996             --
December 31, 1995             --
December 31, 1994             --
December 31, 1993             --
December 31, 1992             --
December 31, 1991             --
December 31, 1990             --
December 31, 1989             --
December 31, 1988****         --

PUTNAM VT NEW
OPPORTUNITIES FUND
December 31, 1997           71.78   $.0472
December 31, 1996           57.94    .0488
December 31, 1995           30.87
December 31, 1994******     32.77*

PUTNAM VT NEW VALUE
FUND
December 31,
1997********              64.15

PUTNAM VT U.S.
GOVERNMENT AND
 HIGH QUALITY BOND
FUND
December 31, 1997           194.29
December 31, 1996           142.49
December 31, 1995           149.18
December 31, 1994           118.34
December 31, 1993           94.01
December 31, 1992           45.82
December 31, 1991           59.29
December 31, 1990           37.70
December 31, 1989           27.81
December 31, 1988****       41.41*

PUTNAM VT UTILITIES
 GROWTH AND INCOME
FUND
December 31, 1997           42.46    $.0452
December 31, 1996           61.94     .0475
December 31, 1995           60.33
December 31, 1994           84.88
December 31, 1993           50.79
December 31, 1992*******    19.29*

                AVERAGE PORTFOLIO    COMMISSION
                         TURNOVER (%) RATE PAID(E)
PUTNAM VISTA FUND
December 31,  1997********              74.43          $.0381
PUTNAM VT VOYAGER FUND
December 31, 1997           82.00        $.0524
December 31, 1996           63.87        .0544
December 31, 1995           57.51
December 31, 1994           62.44
December 31, 1993           55.85
December 31, 1992           48.17
December 31, 1991           55.04
December 31, 1990           93.65
December 31, 1989           91.82
December 31, 1988****      103.99*
*        Not annualized.
** For the period May 1, 1995 (commencement of operations) to December 31, 1995.
*** For the period September 15, 1993 (commencement of operations) to December 31, 1993.
**** For the period February 1, 1988 (commencement of operations) to December 31, 1988.
***** For the period May 1, 1990 (commencement of operations) to December 31, 1990.
****** For the period May 2, 1994 (commencement of operations) to December 31, 1994.
******* For the period May 4, 1992 (commencement of operations) to December 31, 1992.
******** For the period January 2, 1997 (commencement of
         operations) to December 31, 1997.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period.
         As a result of such limitation, expenses of Putnam VT Asia Pacific Growth Fund for the period ended December 31, 1995 reflect a reduction of approximately $0.03 per share, expenses of Putnam
         VT High Yield Fund for the period ended December
         31, 1988 reflect a reduction of less than $0.01 per share, expenses of Putnam VT New
         Opportunities Fund for the period ended December
         31, 1994 reflect a reduction of approximately
         $0.02 per share, and expenses of Putnam VT
         Utilities Growth and Income Fund for the period ended December 31, 1992 reflect a reduction of approximately $0.01 per share.
(c) Total investment return assumes dividend reinvestment.
(d) The ratio of expenses to average net assets for the periods ended on or after December 31, 1995 includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts.
(e) Certain funds are required to disclose the average commission rate paid per share for fiscal periods beginning on or after September 1, 1995.
(f) Net investment income distributions from net investment income and returns of capital were less than $0.01 per share.

THE TRUST

The Trust is designed to serve as a funding vehicle for insurance separate accounts associated with variable annuity contracts and variable life insurance policies.
The Trust presently serves as the funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of various insurance companies. You should consult the prospectus issued by the relevant insurance company for more information about a separate account. Shares of the Trust are offered to these separate accounts through Putnam Mutual Funds Corp.
("Putnam Mutual Funds"), the principal underwriter for the Trust.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Each fund of the Trust has its own investment objective or objectives which it pursues through its own investment policies as described below. The particular objectives and policies of the funds can be expected to affect the return of each fund and the degree of market and financial risk to which each fund is subject. For more information about the investment strategies employed by the funds, see
"Common investment policies and techniques." The investment objectives and policies of each fund may, unless otherwise specifically stated, be changed by the Trustees without a vote of the shareholders. As a matter of policy, the Trustees would not materially change the investment objective or objectives of a fund without shareholder approval. None of the funds is intended to be a complete investment program, and there is no assurance that any fund will achieve its objective or objectives.

Additional portfolios with differing investment objectives and policies may be created from time to time for use as funding vehicles for insurance company separate accounts or for other insurance products. In addition, the Trustees may, subject to any necessary regulatory approvals, eliminate any fund or divide any fund into two or more classes of shares with such special or relative rights and privileges as the Trustees may determine.

GLOSSARY

The following terms are frequently used in this prospectus. Many of these terms are explained in greater detail under "Common investment policies and techniques."

"PUTNAM MANAGEMENT" --  Putnam Investment Management,
Inc., the Trust's investment manager
"S&P" --  Standard & Poor's

"MOODY'S" --  Moody's Investors Service, Inc.

"U.S. GOVERNMENT SECURITIES" -- debt securities issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by Ginnie Mae, and Federal Housing Administration debentures, are supported by the full faith and credit of the United
States. Other U.S. government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal
Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Fannie Mae bonds.

"CMOS" --  collateralized mortgage obligations

"GINNIE MAE" --  Government National Mortgage Association

"FANNIE MAE" --  Federal National Mortgage Association

"FREDDIE MAC" --  Federal Home Loan Mortgage Corporation

PUTNAM VT ASIA PACIFIC GROWTH FUND

Putnam VT Asia Pacific Growth Fund's investment objective is to seek capital appreciation. In seeking capital appreciation, the fund will invest primarily in securities of companies located in Asia and in the Pacific Basin.
The fund's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Management believes they would help achieve the fund's objective. The fund may hold a portion of its assets in cash and high-quality money market instruments.

THE FUND MAY INVEST IN SECURITIES OF ISSUERS LOCATED IN
ANY COUNTRY IN ASIA OR THE PACIFIC BASIN WHERE PUTNAM
MANAGEMENT BELIEVES THERE IS POTENTIAL FOR ABOVE-AVERAGE
CAPITAL APPRECIATION. Such countries may include, for example, Australia, Hong Kong, India, Indonesia, Japan,
Korea, Malaysia, New Zealand, the People's Republic of
China, the Philippines, Singapore, Taiwan and Thailand.

IT IS ANTICIPATED THAT UNDER NORMAL MARKET CONDITIONS THE
FUND WILL INVEST AT LEAST 85% OF ITS ASSETS IN SECURITIES
OF COMPANIES LOCATED IN ASIA AND IN THE PACIFIC BASIN THAT
PUTNAM MANAGEMENT BELIEVES HAVE POTENTIAL FOR CAPITAL
APPRECIATION. The fund will consider an issuer of securities to be located in Asia or in the Pacific Basin if it is organized under the laws of a country in Asia or the Pacific Basin and has a principal office in a country in Asia or the Pacific Basin, if it derives 50% or more of its total revenues from business in Asia or the Pacific
Basin, or if its equity securities are traded principally on a securities exchange in Asia or the Pacific Basin. It is anticipated that under normal circumstances the fund will invest at least 65% of its assets in securities of issuers meeting at least one of the first two criteria described in the preceding sentence. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments."

THE FUND WILL NOT LIMIT ITS INVESTMENTS TO ANY PARTICULAR
TYPE OF COMPANY. The fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are thought to be undervalued. It may invest in small and relatively less well-known companies. These companies, which typically have equity market capitalizations below $1 billion, may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Debt securities in which the fund may invest will generally be rated at the time of purchase at least Baa by Moody's
Investors Service, Inc. ("Moody's") or BBB by Standard &
Poor's ("S&P"), and in any event the fund will not invest in debt securities rated at the time of purchase less than Baa by Moody's and BBB by S&P, or unrated securities that Putnam Management determines are of comparable quality, if as a result more than 5% of the fund's assets would be invested in such securities. Debt securities rated Baa or BBB have speculative characteristics and adverse economic conditions may lead to a weakened capacity to pay interest and repay principal.

FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH INVESTING IN
LOWER-RATED DEBT SECURITIES, SEE "COMMON INVESTMENT
POLICIES AND TECHNIQUES LOWER-RATED AND OTHER FIXED INCOME
SECURITIES."

In addition to engaging in the options and futures transactions described under "Common investment policies and techniques --Futures and options," the fund may purchase warrants, issued by banks and other financial institutions, whose values are based on the values of one or more stock indices.

The fund may engage in defensive strategies when Putnam
Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders.
When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets or in other markets outside Asia or the Pacific Basin. See "Common investment policies and techniques" below for a discussion of these strategies.
The fund may also engage in foreign currency exchange transactions and in transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery.
See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT Asia Pacific Growth Fund will generally be managed in a style similar to that of Putnam Asia Pacific
Growth Fund.

PUTNAM VT DIVERSIFIED INCOME FUND

Putnam VT Diversified Income Fund seeks high current income consistent with capital preservation. The fund pursues its investment objective by allocating its investments among the following three sectors of the fixed-income securities markets:

* a U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR, consisting primarily of debt obligations of the U.S.
government, its agencies and instrumentalities;

* a HIGH YIELD SECTOR, consisting of primarily high-yielding, lowerrated, higher-risk U.S. and foreign corporate fixed-income securities; and

* an INTERNATIONAL SECTOR, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixedincome securities denominated in foreign currencies.

PUTNAM MANAGEMENT BELIEVES THAT DIVERSIFYING THE FUND'S
INVESTMENTS AMONG THESE SECTORS, AS OPPOSED TO INVESTING
EXCLUSIVELY IN ANY ONE SECTOR, WILL BETTER ENABLE THE FUND
TO PRESERVE CAPITAL WHILE PURSUING ITS OBJECTIVE OF HIGH
CURRENT INCOME.  Historically, the markets for U.S.
government securities, high yielding corporate fixed-income securities, and debt securities of foreign issuers have tended to behave independently and have at times moved in opposite directions. For example, U.S. government securities have generally been affected negatively by inflationary concerns resulting from increased economic activity. High-yield corporate fixed-income securities, on the other hand, have generally benefitted from increased economic activity due to improvements in the credit quality of corporate issuers. The reverse has generally been true during periods of economic decline.
Similarly, U.S. government securities have often been negatively affected by a decline in the value of the dollar against foreign currencies, while the bonds of foreign issuers held by U.S. investors have generally benefitted from such decline. Putnam Management believes that, when financial markets exhibit such a lack of correlation, a pooling of investments among these markets may produce greater preservation of capital over the long term than would be obtained by investing exclusively in any one of the markets.

PUTNAM MANAGEMENT WILL DETERMINE THE AMOUNT OF ASSETS TO
BE ALLOCATED TO EACH OF THE THREE MARKET SECTORS IN WHICH
THE FUND WILL INVEST BASED ON ITS ASSESSMENT OF THE
RETURNS THAT CAN BE ACHIEVED FROM A PORTFOLIO WHICH IS
INVESTED IN ALL THREE SECTORS. In making this determination, Putnam Management will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each market sector based on current and historical market data for each sector, as well as on its own assessment of economic and market conditions. Although there are no fixed limits on allocations among sectors, including investments in the High Yield Sector, Putnam Management will continuously review this allocation of assets and make such adjustments as it deems appropriate. Because of the importance of sector diversification to the fund's investment policies, Putnam Management expects that a substantial portion of the fund's assets will normally be invested in each of the three market sectors. The fund's assets allocated to each of these market sectors will be managed in accordance with particular investment policies, which are summarized below.

The fund may engage in defensive strategies when Putnam
Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders.
When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may invest in premium securities, engage in foreign currency exchange transactions, transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.
The fund may also hold a portion of its assets in cash and money market instruments.

Putnam VT Diversified Income Fund will generally be managed in a style similar to that of Putnam Diversified
Income Trust.

U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR

THE FUND WILL INVEST ASSETS ALLOCATED TO THE U.S.
GOVERNMENT AND INVESTMENT GRADE SECTOR PRIMARILY IN U.S.
GOVERNMENT SECURITIES. The fund may also purchase other fixed-income securities that are rated at least BBB or Baa by a nationally recognized securities rating agency such as S&P or Moody's, or, if unrated, are determined by Putnam Management to be of comparable quality. In purchasing securities for the U.S. Government and Investment Grade Sector, Putnam Management may take full advantage of the entire range of maturities of eligible fixed-income securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Under normal market conditions, the fund will invest at least
20% of its net assets in U.S. government securities, and at least 65% of the assets allocated to the U.S.
Government and Investment Grade Sector will be invested in U.S. government securities.

The fund may invest assets allocated to the U.S.
Government and Investment Grade Sector in a variety of debt securities, including asset-backed and mortgage-backed securities, such as CMOs and certain stripped mortgage-backed securities, that are issued by private
U.S. issuers. For a description of these securities, and the risks associated with them, see "Common investment policies and techniques - Mortgage-backed and asset-backed securities."

As noted above, with respect to assets allocated to the U.S. Government and Investment Grade Sector, the fund will only invest in privately issued debt securities that are rated at least BBB or Baa by a nationally recognized securities rating agency such as S&P or Moody's, or in unrated securities that Putnam Management determines are of comparable quality. The fund will not necessarily dispose of a security if its rating is reduced below its rating at the time of purchase. However, Putnam
Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

RISK FACTORS. U.S. government securities are considered among the safest of fixed-income investments, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of fund shares. Conversely, during periods of rising interest rates, the value of fund shares will generally decline.
The magnitude of these fluctuations will generally be greater for securities with longer maturities, and the fund expects that its portfolio will normally be weighted towards longer maturities. Because of their added safety, the yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.

While certain U.S. government securities, such as U.S.
Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S.
government, other securities in which the fund may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations.

HIGH YIELD SECTOR

THE FUND WILL INVEST ASSETS ALLOCATED TO THE HIGH YIELD
SECTOR PRIMARILY IN HIGH YIELDING, LOWER-RATED, HIGHER
RISK U.S. AND FOREIGN CORPORATE FIXED-INCOME SECURITIES,
INCLUDING DEBT SECURITIES, CONVERTIBLE SECURITIES AND
PREFERRED STOCKS. As discussed below, however, under certain circumstances the fund may invest all or any part of the High Yield Sector portfolio in higher-rated and unrated fixed-income securities. The fund will not necessarily invest in the highest yielding securities available if in Putnam Management's opinion the differences in yield are not sufficient to justify the higher risks involved.
The High Yield Sector may invest in any security which is rated at least Caa or CCC by a nationally recognized securities rating agency, such as Moody's or S&P or in any unrated security that Putnam Management determines is of comparable quality. In addition, the High Yield Sector may invest up to 5% of its net assets in securities rated below Caa or CCC by each rating agency rating such security, or in unrated securities that Putnam Management determines are of comparable quality. No more than 5% of the net assets of the fund, regardless of whether they are allocated to the High Yield Sector or the International
Sector, may be invested in securities rated below Caa or CCC by a nationally recognized securities rating agency, or, if unrated, determined by Putnam Management to be of comparable quality. Securities rated below Caa or CCC are of poor standing and may be in default.

The fund will not necessarily dispose of a security when
its rating is reduced below its rating at the time of
purchase. However, Putnam Management will consider such
reduction in its determination of whether the fund should
continue to hold the security in its portfolio.  The
foregoing investment limitations will be measured at the
time of purchase and, to the extent that a security is
assigned a different rating by one or more of the various
rating agencies, Putnam Management will use the highest
rating assigned by any agency.  The rating services'
descriptions of these rating categories, including
the speculative characteristics of the lower categories,
are included in the Appendix to this prospectus.
The table below shows the percentages of fund assets
invested during fiscal 1997 in securities assigned to the
various rating categories by S&P, or, if unrated by S&P,
assigned to comparable rating categories by another rating
agency, and in unrated securities determined by Putnam
Management to be of comparable quality.
                RATED SECURITIES,      UNRATED SECURITIES
OF
                 AS PERCENTAGE OF      COMPARABLE
QUALITY, AS RATING        NET ASSETS
PERCENTAGE OF NET ASSETS
------            -------------       ------------
------------
"AAA"               0.04%
-
"AA"                   -
-
"A"                 0.06%
-
"BBB"               0.27%                        0.27%
"BB"
6.09                    %                        0.25%
"B"                21.86%
4.86%
"CCC"               2.94%
0.06%
"CC"                0.34%
-
"C"                    -
-
"D"                 0.13%
-
                   -------
------Total        31.73%
5.17%
=======                      =======
For a description of the risks associated with investments in fixedincome securities, including lower-rated fixed-income securities, see "Common investment policies and techniques --Lower-rated and other fixed-income securities."

The fund may invest assets allocated to the High Yield
Sector in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to the more general investment considerations applicable to fixed-income investments, participations and assignments involve the risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the fund. The fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The fund may also invest assets allocated to the High Yield
Sector in lower-rated securities of foreign corporate and governmental issuers denominated either in U.S. dollars or in foreign currencies. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments."

The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risk than investing in developed markets.

INTERNATIONAL SECTOR

THE FUND WILL INVEST THE ASSETS ALLOCATED TO THE
INTERNATIONAL SECTOR IN DEBT OBLIGATIONS AND OTHER FIXED-
INCOME SECURITIES DENOMINATED IN NON-U.S. CURRENCIES.
THESE SECURITIES INCLUDE:

* debt obligations issued or guaranteed by foreign national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;

* debt obligations of supranational entities (described below); and

* debt obligations and other fixed-income securities of foreign and
   U.S. corporate issuers.

When investing in the International Sector, the fund may purchase securities in any rating category without limit, provided that no more than 5% of the net assets of the fund, regardless of whether they are allocated to the High
Yield Sector or the International Sector, may be invested in securities rated below Caa or CCC by a nationally recognized securities rating agency, or, if unrated, determined by Putnam Management to be of comparable quality. For discussion of the risks of investing in below investment grade securities, see "High Yield Sector." The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. In the past, yields available from securities denominated in foreign currencies have often been higher than those of securities denominated in U.S. dollars. Putnam Management will consider expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and
Coal Community, the Asian Development Bank, and the Inter
American Development Bank.  The governmental members or
"stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowing.
Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves, and net income.

For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques
--Foreign investments."

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

Putnam VT The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

In seeking its objective, the fund may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The fund's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The proportion invested in each type of security is not fixed, although ordinarily no more than 75% of the fund's assets consist of common stocks and that portion of the value of convertible securities attributable to conversion rights. The fund may, however, at times invest more than 75% of its assets in such securities if Putnam Management determines that unusual market or economic conditions make it appropriate to do so. The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time.

For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques
--Foreign investments."

The fund may invest in both higher-rated and lower-rated fixed-income securities. See "Common investment policies and techniques -- Lowerrated and other fixed-income securities.

The fund will invest in securities rated at least B by a nationally recognized securities rating agency, such as S&P or Moody's, or unrated securities that Putnam Management determines are of comparable quality. The foregoing investment limitation will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Securities rated B (and comparable unrated securities) are predominantly speculative and have large uncertainties or major exposures to adverse conditions. Securities rated lower than Baa or BBB (and comparable unrated securities) are sometimes referred to as "junk bonds." The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are included in the appendix to this prospectus.

The fund may engage in defensive strategies when Putnam
Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.
The fund may hold a portion of its assets in cash and money market instruments.
The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT The George Putnam Fund of Boston will generally be managed in a style similar to that of The George Putnam
Fund of Boston.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

The investment objective of Putnam VT Global Asset
Allocation Fund is to seek a high level of long-term total return consistent with preservation of capital. By seeking total return, the fund seeks to increase the value of the shareholder's investment through both capital appreciation and investment income. "Total return" includes interest and dividend income, net of expenses, and realized and unrealized capital gains and losses on securities. The fund invests in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. The fund's portfolio may include securities in the following four investment categories, which in the judgment of Putnam
Management represent large, well-differentiated classes of securities with distinctive investment characteristics:

   U.S. Equities
   International Equities
   U.S. Fixed Income
   International Fixed Income

The amount of fund assets assigned to each investment category will be reevaluated by Putnam Management at least quarterly based on Putnam Management's assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors.

The fund may engage in defensive strategies when Putnam
Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders.
When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S.
markets. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may invest in premium securities, engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments.

The portion of the fund's assets invested in each investment category will be managed as a separate investment portfolio in accordance with that category's particular investment objectives and policies, independently of the fund's overall objective. The following is a description of the investment objectives and policies of each investment category:

U.S. EQUITIES. The objective of the U.S. Equities category is to seek both capital growth and, to a lesser extent, current income through equity securities. This category's portfolio will include equity securities selected primarily to provide one or more of the following factors: growth in value, capital protection and dependable income.
Investments will be made in companies, large or small, whose earnings are believed to be in a relatively strong growth trend or whose securities are thought to be undervalued. The fund may invest in small and relatively less well-known companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

INTERNATIONAL EQUITIES.  The objective of the International
Equities category is to seek capital appreciation. This category's portfolio will be invested in securities principally traded in foreign securities markets. These securities will primarily be common stocks or securities convertible into common stocks. Investments will be made in companies, large or small, whose earnings are believed to be in a relatively strong growth trend or whose securities are thought to be undervalued. The fund may invest in small and relatively less wellknown companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume.
As a result, these securities may fluctuate in value more than securities of larger, more established companies. For a discussion of the risks associated with foreign investments, see
"Common investment policies and techniques -- Foreign investments."

U.S. FIXED INCOME. The objective of the U.S. Fixed Income category is to seek high current income through a portfolio of fixed-income securities which in the judgment of Putnam Management does not involve undue risk to principal or income. The U.S. Fixed Income category may invest in any fixed-income securities Putnam Management considers appropriate, including U.S. government securities, debt securities, mortgage-backed and asset-backed securities, convertible securities and preferred stocks of non-governmental issuers.

Whereas certain U.S. government securities in which the fund may invest, such as U.S. Treasury obligations and Ginnie Mae certificates, are supported by the full faith and credit of the United States, other fixed-income securities in which the fund may invest are subject to varying degrees of risk of default depending upon, among other factors, the creditworthiness of the issuer and the ability of the borrower, or, in the case of mortgage-backed securities, the mortgagor, to meet its obligations.
While the credit risks presented by differing types of fixed-income securities vary, the values of all fixed-income securities change as interest rates fluctuate.

For a description of the risks associated with investments in mortgagebacked and asset-backed securities, see "Common investment policies and techniques -- Mortgage-backed and asset-backed securities."

INTERNATIONAL FIXED INCOME. The investment objective of the International Fixed Income category is to seek high current income by investing principally in debt securities denominated in foreign currencies which are issued by foreign governments and governmental or supranational agencies. This category may also invest in other privately issued debt securities, convertible securities and preferred stocks principally traded in foreign securities markets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

GENERAL. Putnam Management will adjust the percentage of the fund's assets in each investment category from time to time based upon its market outlook and its analysis of longer-term trends. The fund may from time to time invest in all or any one of the investment categories as Putnam
Management may consider appropriate in response to changing market conditions.

The fund will not purchase fixed-income securities rated below Caa or CCC by each nationally recognized securities rating agency, such as S&P or Moody's, rating such security or, if unrated, determined by Putnam Management to be of comparable quality, if, as a result more than 5% of the fund's total assets would be invested in securities of that quality. In addition, the fund will not purchase fixed-income securities rated at the time of purchase below Baa or BBB by each rating agency rating such security, or, if unrated, determined to be of comparable quality by Putnam Management, if, as a result, more than 35% of the fund's total assets would be invested in securities of that quality.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

For a description of the risks of investing in fixed-income securities, including lower-rated fixed-income securities (commonly known as "junk bonds"), see "Common investment policies and techniques -- Lower-rated and other fixed-income securities."

PUTNAM VT GLOBAL GROWTH FUND

Putnam VT Global Growth Fund seeks capital appreciation.
The fund is designed for investors seeking above-average capital growth potential through a globally diversified portfolio of common stocks. Dividend and interest income is only an incidental consideration.
In seeking capital appreciation, the fund follows a global investment strategy of investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States.
The fund may at times invest up to 100% of its assets in securities principally traded in securities markets outside the United States, and will, under normal market conditions, invest at least 65% of its assets in at least three different countries, one of which may be the United
States.  In unusual market circumstances where Putnam
Management believes that foreign investing may involve undue risks, 100% of the fund's assets may be invested in the United States. The fund may hold a portion of its assets in cash and money market instruments.

The fund will not limit its investments to any particular type of company. It may invest in companies, large or small, whose earnings Putnam Management believes to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities Putnam Management believes to be undervalued.
It may invest in small and relatively less well-known companies. Investing in securities of smaller, less well-known companies may present greater opportunities for capital appreciation, but may also involve greater risks.
These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may fluctuate in value more than prices of securities of larger, more established companies.

Putnam Management believes that the securities markets of many nations move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a globally diversified portfolio, Putnam Management attempts to reduce the risks associated with investing in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery.
See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may enter into other types of "over-the-counter" transactions with broker-dealers or other financial institutions such as "swap" contracts, in which its investment return will depend on the change in value of a specified security or index. The fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same times, or at the same prices, as if it had purchased comparable publicly traded securities.

Putnam VT Global Growth Fund will generally be managed in a style similar to that of Putnam Global Growth Fund.

PUTNAM VT GROWTH AND INCOME FUND

Putnam VT Growth and Income Fund seeks capital growth and current income as its investment objectives. The fund invests primarily in common stocks that offer potential for capital growth, current income, or both. The fund may also purchase corporate bonds, notes and debentures, preferred stocks, convertible securities (both debt securities and preferred stocks) or U.S. government securities, if Putnam Management determines that their purchase would help further the fund's investment objectives. The types of securities held by the fund may vary from time to time in light of the fund's investment objectives, changes in interest rates, and economic and other factors. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see
"Common investment policies and techniques -Foreign investments." The fund may invest in both higher-rated and lower-rated fixed-income securities. The risks associated with fixedincome securities, including lower-rated fixed-income securities (commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed income securities."

The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT Growth and Income Fund will generally be managed in a style similar to that of The Putnam Fund for Growth and Income.

PUTNAM VT HEALTH SCIENCES FUND

Putnam VT Health Sciences Fund seeks capital appreciation by investing at least 80% of its assets (other than assets invested in U.S. government securities, short-term debt obligations, and cash or money market instruments) in common stocks and other securities of companies in the health sciences industries, except when Putnam Management believes alternative strategies are appropriate to protect the fund against a market decline.

The fund concentrates its investments in a limited group of industries. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

The fund invests mainly in common stocks of companies in
the health sciences industries, but may also invest a
portion of its assets in other industries and may invest
in fixed-income   securities.  The fund seeks to purchase
securities that will rise in value; current income is only a minor consideration. The fund invests primarily in common stocks, but may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may hold a portion of its assets in cash and money market instruments.

THE HEALTH SCIENCES INDUSTRIES

The fund provides investors with a portfolio of companies in the health sciences industries. The health sciences industries include companies that Putnam Management considers to be principally engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases, disorders or other medical conditions. The following examples illustrate the wide range of products and services provided by these industries:

     *    PHARMACEUTICALS, including ethical
(prescription) and
          proprietary (nonprescription) drugs, drug administration products, and chemical or biological components used in diagnostic testing.

     * HEALTH CARE SERVICES, including hospitals, clinical test laboratories, convalescent and mental health care facilities, rehabilitation centers, and products and services for home health care.

     * APPLIED RESEARCH AND DEVELOPMENT, research and development including scientific research toward developing drugs, processes and technologies with possible commercial applications.

     * MEDICAL EQUIPMENT AND SUPPLIES, including sophisticated electronic equipment used in chemical analysis and diagnostic testing, surgical and medical instruments, and other special products.

Putnam Management considers a particular company to be "principally engaged" in the health sciences industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from those industries. Under normal market conditions, the fund will invest at least 65% of its assets in securities of issuers meeting at least one of these 50% tests. Putnam Management also considers a company to be "principally engaged" in these industries if it believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in the health sciences industries. The fund does not anticipate that companies in the latter category will represent more than 15% of the fund's investments in the health sciences industries.

While the fund's portfolio will normally include securities of established suppliers of traditional products and services, the fund may invest without limit in smaller companies which may benefit from the development of new products and services. While many major U.S. corporations are involved in the health sciences industries, smaller and less seasoned companies represent a substantial portion of this field, particularly in the area of emerging medical technologies.
These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies, and only in the over-the-counter market or on a regional securities exchange. As a result, the prices of these securities may fluctuate more erratically, and to a greater degree, than the prices of securities of other issuers.

Because the fund's investments are concentrated in the health sciences industries, the value of its shares is especially affected by factors relating to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. For example, many products and services are subject to risk of rapid obsolescence caused by technological and scientific advances. In addition, the health sciences industries are generally subject to greater government regulation than many other industries.
Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities and equipment by health care providers.
Changes in reinvestment rates and methods, including changes in governmental payment systems and the increased use of managed care arrangements, may affect the revenues and expenses of health care service providers.

The fund is a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that, with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). With respect to the remaining 50% of the fund's total assets, the fund may invest up to 25% of its total assets in the securities of each of any two issuers
(and may invest without limit in U.S. government securities). To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

The fund may invest in securities; including, but not limited to, those companies in the health sciences industries, principally traded in foreign markets, and expects that such investments will not ordinarily exceed
30% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery.
See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT Health Sciences Fund will generally be managed in a style similar to that of Putnam VT Health Sciences
Trust.

PUTNAM VT HIGH YIELD FUND

The primary investment objective of Putnam VT High Yield
Fund is to seek high current income. Capital growth is a secondary objective when consistent with high current income.

The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities
(commonly known as "junk bonds"), constituting a portfolio which Putnam Management believes does not involve undue risk to income or principal. Normally, at least 80% of the fund's assets will be invested in debt securities, convertible securities or preferred stocks that are consistent with its primary investment objective of high current income. The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objective of high current income. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also invest in premium securities, engage in foreign currency exchange transactions, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund seeks its secondary objective of capital growth, when consistent with its primary objective of high current income, by investing in securities which may be expected to appreciate in value as a result of declines in long-term interest rates or as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. Putnam Management believes that such opportunities for capital appreciation often exist in the securities of smaller capitalization companies which have the potential for significant growth. These securities may involve greater risks than the securities of larger, more established issuers.

The fund may generally invest in any security which is rated at least Caa or CCC by a nationally recognized securities rating agency, such as S&P or Moody's, or in any unrated security which Putnam Management determines is of comparable quality. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The fund may invest up to 15% of its assets in securities rated below Caa or CCC by each rating agency rating such security, including securities in the lowest rating category of each rating agency, or in unrated securities Putnam Management determines are of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. For a discussion of the risks associated with investments in fixed-income securities, including lower-rated fixed-income securities, see "Common investment policies and techniques --Lower-rated and other fixed-income securities." The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

The table below shows the percentages of fund assets
invested during fiscal 1997 in securities assigned to the
various rating categories by S&P, or, if unrated by S&P,
assigned to comparable rating categories by another rating
agency, and in unrated securities determined by
Putnam Management to be of comparable quality.
                RATED SECURITIES,      UNRATED
                 SECURITIES OF AS PERCENTAGE OF
                 COMPARABLE QUALITY, AS
RATING              NET ASSETS        PERCENTAGE
OF NET ASSETS
------          -----------------     ------------
------------

"AAA"                  0.47%                       -
"AA"                       -                       -
"A"                    0.18%                       -
"BBB"                  0.70%                       -
"BB"                  13.29%
0.21%
"B"                   57.36%
13.40%
"CCC"                  5.44%
0.11%
"CC"                   0.81%                       -
"C"                        -                       -
"D"                    0.33%                       -
                      ------
-----Total            78.58%
13.72%
                      ======
======

The fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to the more general investment considerations applicable to fixed-income investments, participations and assignments involve the risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the fund. The fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

Putnam VT High Yield Fund will generally be managed in a style similar to that of Putnam High Yield Advantage Fund.

PUTNAM VT INTERNATIONAL GROWTH FUND

Putnam VT International Growth Fund seeks capital appreciation.

The fund seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Management believes purchasing them would help achieve the fund's objective.
The fund will, under normal circumstances, invest at least
65% of its total assets in securities of issuers located in at least three different countries other than the United
States. The fund may hold a portion of its assets in cash or money market instruments.

The fund will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United
States, or if it derives 50% or more of its total revenues from business outside the United States.

The fund will not limit its investments to any particular type of company. The fund may invest in companies, large or small, whose earnings Putnam Management believes are to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are, in the opinion of Putnam Management, undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets for financial resources, or may depend on a limited management group.
Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

Putnam Management believes that the securities markets of many nations move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of foreign securities, Putnam Management attempts to reduce the risks associated with being invested in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -Foreign investments."
The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risk than investing in developed markets. See "Common investment policies and techniques -Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT International Growth Fund will generally be managed in a style similar to that of Putnam International
Growth Fund.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

Putnam VT International Growth and Income Fund seeks capital growth. Current income is a secondary objective.

The fund will invest primarily in common stocks that Putnam
Management believes offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that Putnam Management believes offer potential for current income. Under normal market conditions, the fund expects to invest substantially all of its assets in securities principally traded on markets outside the United
States. The fund will normally diversify its investments among a number of different countries and, except when investing for defensive purposes, will invest at least 65% of its total assets in at least three countries other than the United States. The fund may invest in securities of issuers in emerging market countries, as well as securities of issuers in more developed countries. Investing in emerging market countries involves special risks. For a discussion of the risks of foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also purchase corporate bonds, notes and debentures, preferred stocks, securities convertible into common stock or other equity securities, or U.S. or foreign government securities if Putnam Management determines that their purchase would help further the fund's investment objectives.

The types of securities held by the fund may vary from time to time in light of the fund's investment objectives, changes in interest rates, and economic and other factors.
When selecting portfolio securities for the fund that have the potential for capital growth, Putnam Management will seek to identify securities that are significantly undervalued in relation to underlying asset values or earnings potential. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

The fund may invest a portion of its assets in securities of smallcapitalization companies (defined for these purposes as companies with equity market capitalizations of less than $1 billion). These securities may involve certain special risks. Such companies may have limited product lines, markets or financial resources, and may be dependent on a limited management group. Such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the fund may experience some difficultly in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Common stocks of foreign issuers have historically offered lower yields than common stocks of comparable U.S. issuers.
In addition, foreign withholding taxes may further reduce the amount of income available for distribution to fund shareholders. As a result, the fund's yield is expected to be lower than that of funds with similar investment objectives that invest primarily in U.S. issuers. See "How the fund makes distributions to shareholders."

The fund may invest in fixed-income securities rated at least C by a nationally recognized securities rating agency, such as S&P or Moody's, and in unrated securities which Putnam Management determines to be of comparable quality. The risks associated with fixed-income securities, including lower-rated fixed-income securities
(commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT International Growth and Income Fund will generally be managed in a style similar to that of Putnam
International Growth and Income Fund.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

Putnam VT International New Opportunities Fund seeks long-term capital appreciation.

The fund seeks to invest in companies that have above-average growth prospects due to the fundamental growth of their market sector. Under normal market conditions, the fund expects to invest substantially all of its total assets, other than cash or short-term investments held pending investment, in common stocks, preferred stocks, convertible preferred stocks, convertible bonds and other equity securities principally traded in securities markets outside the United States. The fund will normally diversify its investments among a number of different countries and, except when investing for defensive purposes, will invest at least 65% of its assets in at least three different countries other than the United States.

Putnam Management believes that different market sectors in different countries will experience different rates of growth depending on the state of economic development of each country. As a result, Putnam Management seeks to identify those market sectors which will experience above-average growth in three broad categories of economies:
less developed economies, developing economies that have experienced sustained growth over the recent past, and mature economies. Within the identified growth sectors of each type of economy, Putnam Management seeks to invest in particular companies that offer above-average growth prospects. The sectors in which the fund will invest are likely to change over time and may include a variety of industries. Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one sector. The fund's emphasis on particular sectors may make the value of the fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the fund's shares may fluctuate more than the value of the shares of such an investment company. The fund may also invest a portion of its assets in market sectors other than those that Putnam
Management believes will experience above-average growth if Putnam Management believes that such investments are consistent with the fund's investment objective of long-term capital appreciation.

The securities markets of less developed economies and of many developing economies are sometimes referred to as "emerging markets." Although the amount of the fund's assets invested in emerging securities markets will vary over time, Putnam Management currently expects that a substantial portion of the fund's assets will be invested in emerging markets. These markets are generally characterized by limited trading volume and greater volatility and, as a result, the fund may be subject to greater risks to the extent of its investments in such markets.

Companies in the fund's portfolio may include small, rapidly growing companies with equity market capitalizations of less than $1 billion. These companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and, as a result, the fund's total return over certain periods may be less than that of other equity mutual funds.

The fund invests primarily in common stocks and other equity securities, but may also invest up to 10% of its total assets in nonconvertible debt securities if Putnam
Management believes they would help achieve the fund's objective of long-term capital appreciation. The fund may invest in securities in the lower-rated categories.
Securities in the lower-rated categories are considered to be predominantly speculative and may be in default. See
"Common investment policies and techniques -- Lower-rated and other fixedincome securities." The fund may also hold a portion of its assets in cash or high-quality money market instruments.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT International New Opportunities Fund will generally be managed in a style similar to that of Putnam
International New Opportunities Fund.

PUTNAM VT INVESTORS FUND

Putnam VT Investors Fund seeks long-term growth of capital and any increased income that results from this growth.
The fund is designed for investors seeking long-term growth of capital from a portfolio primarily consisting of quality common stocks.

Putnam VT Investors Fund invests primarily in common stocks that Putnam Management believes afford the best opportunity for capital growth over the long term. Though common stocks are normally the fund's main investments, the fund may also purchase convertible bonds, convertible preferred stocks, preferred stocks and debt securities if Putnam
Management believes they would help achieve the fund's objective. The fund may also hold a portion of its assets in cash or money market instruments.

In seeking the fund's objective of long-term growth of capital, Putnam Management considers three main factors:

     1.   The general outlook for the economy.
     2. A study of various industries to determine those with the best possibilities for long-term growth.

     3. A detailed study of what appear to be the most promising individual companies.

In the evaluation of a company, more consideration is given to growth potential than to dividend income. Putnam
Management believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position will prove more profitable in the long run than simply seeking current dividend income. Although the fund's investments are not limited to any particular type of company, Putnam Management currently expects that the fund will invest a substantial portion of its assets in common stocks of companies with equity market capitalizations of more than $1 billion. The fund may also invest in common stocks of companies with equity market capitalizations below this level. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time. For a discussion of risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments. The fund may engage in a variety of foreign currency exchange transactions in connection with it foreign investment, including transactions involving futures contracts, forward contracts and options.

The fund may engage in defensive strategies when Putnam
Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.
The fund may hold a portion of its assets in cash and money market instruments.
The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT Investors Fund will generally be managed in a style similar to that of Putnam Investors Fund.

PUTNAM VT MONEY MARKET FUND

Putnam VT Money Market Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. It is designed for investors seeking current income with stability of principal.

THE FUND INVESTS IN A PORTFOLIO OF HIGH-QUALITY MONEY
MARKET INSTRUMENTS.  EXAMPLES OF THESE INSTRUMENTS INCLUDE:

* BANK CERTIFICATES OF DEPOSIT (CDS): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.
* BANKERS' ACCEPTANCES: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

* PRIME COMMERCIAL PAPER: high-grade, short-term obligations issued by banks, corporations and other issuers.


* CORPORATE OBLIGATIONS: high-grade, short-term corporate obligations other than prime commercial paper.

* MUNICIPAL OBLIGATIONS: high-grade, short-term municipal obligations.

* U.S. GOVERNMENT SECURITIES: marketable securities issued or guaranteed as to principal and interest by the U.S.
   government or by its agencies or instrumentalities.

* REPURCHASE AGREEMENTS: contracts under which the fund acquires U.S. Treasury or U.S. government agency obligations for a relatively short period subject to the agreement of the seller to repurchase and the fund to resell such obligations at a fixed time and price (representing the fund's cost plus interest).

The fund will invest only in high-quality securities that Putnam Management believes present minimal credit risk.
High-quality securities are securities rated at the time of acquisition in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or if the security is unrated, judged to be of equivalent quality by Putnam Management. The fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

The fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders will be notified and this prospectus supplemented.

Considerations of liquidity and preservation of capital mean that the fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The fund will also invest to take advantage of what Putnam Management believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the fund, may result in frequent changes in the fund's portfolio. Portfolio turnover may give rise to capital gains. The fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities. See "Management --
Portfolio Transactions -- Brokerage and research services" in the SAI for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

The value of the securities in the fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Although the fund's investment policies are designed to minimize these changes and maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

The fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of Putnam Management, the yield, marketability and availability of investments meeting the fund's quality standards in those industries justify any additional risks associated with the concentration of the fund's assets in those industries. The fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to Putnam
Management's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the fund.

The fund may invest without limit in U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposits and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S.
branches of foreign banks) or by foreign branches of U.S.
banks. These investments subject the fund to investment risks different from those associated with domestic investments. For a discussion of the risks associated with foreign investments, See "Common investment policies and techniques -Foreign investments."

The fund may also lend its portfolio securities. For a discussion of this strategy and the risks associated with it, see "Common investment policies and techniques" below.

INSURANCE

The fund, along with four other Putnam money market funds, has purchased insurance, which, among other things, will insure the fund against a decrease in the value of a security held by it due to the issuer's default or bankruptcy. Most securities and instruments in which the funds invest, other than U.S. Government securities, are covered by this insurance. Although the insurance, which is subject to certain conditions, may provide the fund with some protection in the event of a decrease in value of certain of its portfolio securities due to default or bankruptcy, the policy does not insure or guarantee that the fund will maintain a stable net asset value of $1.00 per share.

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets. As of March 31, 1998, the fund's net assets totaled $387.78 million. Each of the money market funds that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable.

Putnam VT Money Market Fund will generally be managed in a style similar to that of Putnam Money Market Fund.

PUTNAM VT NEW OPPORTUNITIES FUND
Putnam VT New Opportunities Fund seeks long-term capital
appreciation. The fund seeks its objective by investing
principally in common stocks of companies in sectors of the
economy which Putnam Management believes possess above-
average long-term growth potential.
The fund will generally invest in companies which Putnam
Management identifies as offering the best prospects for
long-term growth within a     particular sector.  Current
dividend income is only an incidental
consideration. The fund invests primarily in common stocks, but may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may invest in foreign securities, and expects that investments in securities principally traded on foreign markets will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments." The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See
"Common investment policies and techniques" below for a discussion of these strategies.

The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam
Management has identified the following sectors of the economy, and examples of industries within these sectors, as having an above-average growth potential over the next three to five years:

 PERSONAL COMMUNICATIONS - long distance telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;

  MEDIA/ENTERTAINMENT - cable television system operators, cable television network programmers, casino operators, film entertainment providers, theme park operators, radio and television stations, billboard advertising providers;

  MEDICAL TECHNOLOGY/COST-CONTAINMENT - home and outpatient care, medical device companies, biotechnology, health care information services, physician practice management, managed care providers;

  ENVIRONMENTAL SERVICES - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

  APPLIED/ADVANCED TECHNOLOGY - database software, application software, entertainment software, networking software, computer systems integrators, information services companies, semiconductors;

  PERSONAL FINANCIAL SERVICES - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

  VALUE-ORIENTED CONSUMING - consumer franchise companies, retailers, restaurants, hotel chains, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or services at lower prices or offering greater perceived value than competitors.

In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above-average growth.

The sectors described above represent Putnam Management's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The fund will not necessarily be invested in each of the seven market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one sector.

The fund will invest in securities that Putnam Management believes offer above-average long-term growth opportunities. As a result of the fund's long-term investment strategy, it is possible that the fund's total return over certain periods may be less than that of other equity investment vehicles.

The fund seeks to invest in companies that offer above-average growth prospects in their particular sector of the economy, without regard to a company's size. Companies in the fund's portfolio will range from small, rapidly growing companies to larger, well-established firms.
It may invest in small and relatively less well-known companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

The fund will normally emphasize investments in particular economic sectors. Although the fund will not invest more than 25% of its assets in any one industry, the fund's emphasis on particular sectors of the economy may make the value of the fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the fund's shares may fluctuate more than the value of the shares of a more diversified investment company.

Putnam VT New Opportunities Fund will generally be managed in a style similar to that of Putnam New Opportunities
Fund.

PUTNAM VT NEW VALUE FUND

Putnam VT New Value Fund seeks long-term capital appreciation.

The fund will invest primarily in common stocks that Putnam
Management believes are undervalued at the time of purchase and have the potential for long-term capital appreciation.
The fund is unlike most equity mutual funds in that its investments will be comprised of a relatively small number of issuers (currently expected to be approximately 40 to 50). Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. Putnam Management's investment decisions for the fund may be contrary to those of most other investors.

In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, current and projected dividend rates, competitive position and current and projected future earnings. Putnam
Management currently expects that a portion of the fund's investments will include common stocks that offer the potential for above-average current income.
The fund's investments may include widely-traded common stocks of larger companies as well as common stocks of small companies with equity market capitalizations below $1 billion. These companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Common stocks and other equity securities are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam
Management believes they would help achieve the fund's objective of long-term capital appreciation. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may invest in both higher-rated and lower-rated fixed-income securities, and is not subject to any restrictions based on credit ratings. See "Common investment policies and techniques -- Lowerrated and other fixed-income securities."

The fund may also hold a portion of its assets in cash or high-quality money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT New Value Fund will generally be managed in a style similar to that of Putnam New Value Fund.

PUTNAM VT OTC & EMERGING GROWTH FUND

Putnam VT OTC & Emerging Growth Fund seeks capital appreciation. The fund invests primarily in common stocks traded in the over-the-counter ("OTC") market and common stocks of "emerging growth" companies listed on securities exchanges. The fund is designed for investors willing to assume above-average risk in return for above-average capital growth potential. The fund may trade securities for short-term profits.

The fund invests primarily in common stocks of small- to medium-sized companies with equity capitalizations of less than $5 billion that Putnam Management, believes have potential for capital appreciation significantly greater than that of the market averages. Under normal market conditions, the fund will invest at least 65% of its total assets in common stocks that are traded in the OTC market
(that is,
stocks not listed on any national, regional or foreign stock exchange) or are issued by "emerging growth" companies. "Emerging growth" companies are companies determined by Putnam Management to have a leading or proprietary position in a growing industry or gaining market share in an established industry, particularly companies which have developed a new way to do business within that industry. These companies may range from startups, or recently organized companies, to mature companies with long, established operating histories.

The companies in which the fund invests may offer greater opportunities for capital appreciation than larger, more established companies, but investments in such companies may involve certain special risks. OTC listed and emerging growth companies may have limited product lines, markets or financial resources and may be dependent on a limited management group. Many OTC and emerging growth stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may fluctuate more sharply than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Though common stocks are normally the fund's main
investment, it may also purchase convertible bonds,
convertible preferred stocks, warrants, preferred stocks
and debt securities without being subject to any limitation
based on securities ratings if Putnam Management believes
they would help achieve the fund's objective.  Securities
in the lower-rated categories are considered to be
primarily speculative and may be in default.   See "Common
investment techniques -- Lowerrated and other fixed income securities." Dividend and interest income is not a consideration in the selection of portfolio investments.

The fund may engage in defensive strategies when Putnam
Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.
The fund may hold a portion of its assets in cash and money market instruments.
The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets although the fund's investments in foreign securities may exceed this amount. For a discussion of the risks associated with foreign investments, see "Common investment techniques --
Foreign investments." See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT OTC & Emerging Growth Fund will generally be managed in a style similar to that of Putnam OTC & Emerging
Growth Fund.

PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

Putnam VT U.S. Government and High Quality Bond Fund seeks current income consistent with preservation of capital.
The fund invests primarily in U.S. government securities and in other debt obligations rated at least A by a nationally recognized securities rating agency, such as S&P or Moody's, or, if not rated, determined by Putnam
Management to be of comparable quality. For a more detailed description of security ratings, see the Appendix to this prospectus. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Putnam Management will allocate the fund's assets between U.S. government securities and other high quality bonds, depending on its assessment of market conditions and the relative investment returns available from such securities.
The fund will not, however, make any investment, if, as a result, less than 25% of the value of its assets would be invested in U.S. government securities. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also invest in premium securities, engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these strategies and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam Management may take full advantage of the entire range of maturities of U.S. government securities and other high quality bonds and may adjust the average maturity of the fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (less than one year to five years, for example) and at other times may be relatively long (more than 10 years, for example).

The fund may also invest in high quality mortgage-backed and assetbacked securities. For a description of these securities, and the risks associated with them, see "Common investment policies and techniques -- Mortgage-backed and asset-backed securities."

U.S. government securities and other high quality bonds do not involve the degree of credit risk associated with investments in lower quality fixed-income securities, although, as a result, the yields available from U.S.
government securities and other high quality bonds are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities and other high quality bonds change as interest rates fluctuate. Fluctuations in the value of the fund's securities will not affect interest income on securities already held by the fund, but will be reflected in the fund's net asset value. Since the magnitude of these fluctuations generally will be greater at times when the fund's average maturity is longer, under certain market conditions the fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longerterm securities.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

The investment objective of Putnam VT Utilities Growth and
Income Fund is to seek capital growth and current income.
The fund concentrates
its investments in securities issued by companies in the public utilities industries.

The fund will seek its objective by investing under normal circumstances at least 65% of its total assets in equity and debt securities of companies in the public utilities industries. Equity securities in which the fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. The fund may invest up to 20% of its total assets in securities that are rated below BBB or Baa by a nationally recognized securities rating agency, such as S&P or Moody's, or , if unrated, are determined by Putnam Management to be of comparable quality. The fund is not subject to any other restrictions based on securities ratings. Securities rated below BBB and Baa (and comparable unrated securities) are commonly known as "junk bonds." See "Common investment policies and techniques" for a discussion of lower-rated and other fixed-income securities and the risks associated with them. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency in determining compliance with the foregoing investment limitations. The fund may invest in debt and equity securities of issuers in other industries if Putnam Management believes they will help achieve the fund's objective.

Companies in the public utilities industries include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric or gas energy or other types of energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). Putnam Management deems a particular company to be in the public utilities industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

The portion of the fund's assets invested in equity securities and in debt securities will vary from time to time in light of the fund's investment objective, changes in interest rates, and economic and other factors.
Although the fund expects that in the near term it will invest substantial portions of its assets in both equity securities and in debt securities, the fund may invest all of its assets in either equity or debt securities. The fund may hold a portion of its assets in cash and money market instruments.

The fund may invest up to 25% of its assets in securities principally traded in foreign markets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."
The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

Since the fund's investments are concentrated in the utilities industries, the value of its shares can be expected to change in response to factors affecting those industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Many utility companies, especially electric, gas and other energy-related utility companies, have historically been subject to risks of increase in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a return sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

In recent years, regulatory changes in the United States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries.
Putnam Management believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Although Putnam Management seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the fund will benefit from any such changes.

Foreign utility companies may be more heavily regulated than U.S. utility companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utility companies also often have lower dividend yields than U.S. utility companies. The fund's investments in foreign issuers may include recently privatized enterprises, in which the fund's participation may be limited or otherwise affected by local law.
There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries. In addition, the stock of certain of these enterprises may be held by a small group of stockholders, whose sale of a portion or all of the stock may adversely affect the value of the stock of any such enterprise.

Investments in securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than would likely be the case with investments in securities with higher credit ratings. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although
Putnam Management will monitor the investment to determine whether continued investment in the security would serve the fund's investment objective.

The fund is "non-diversified." This means that it may invest its assets in a limited number of issuers. In order to qualify as a "regulated investment company" under the Internal Revenue Code (see "How a fund makes distributions to shareholders; tax information" below), the fund generally may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. government securities and, with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). Thus the fund may invest up to 25% of its total assets in the securities of each of any two issuers.
Because of the limited number of issuers in the public utilities industries, the fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of industries. This practice involves an increased risk of loss to the fund if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline.

Putnam VT Utilities Growth and Income Fund will generally be managed in a style similar to that of Putnam Utilities
Growth and Income Fund. Because the latter fund is "diversified," however, Putnam VT Utilities Growth and
Income Fund's portfolio may consist of securities of a smaller number of issuers than the portfolio of that fund.

PUTNAM VT VISTA FUND

Putnam VT Vista Fund seeks capital appreciation. It is designed for investors seeking above-average capital growth potential, which involves certain risks.

The fund invests in a diversified portfolio of common stocks which Putnam Management believes have the potential for above-average capital appreciation. These may include widely-traded common stocks of larger companies as well as common stocks of smaller, less well known companies.
Putnam Management expects that, under normal market conditions, the fund will generally invest principally in the equity securities of medium-sized companies. While the definition of "mediumsized" companies will change over time in response to market conditions, Putnam Management believes that such companies currently include those in the Russell Midcap Growth Index, as well as other companies with equity market capitalizations ranging from approximately $450 million to $10 billion. Such securities are often referred to as "midcap stocks."

In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, competitive position, projected future earnings and dividends, and other investment criteria. Current income will be only an incidental consideration in the selection of investments.

Investment opportunities may be sought among securities of large, widely traded companies as well as securities of smaller, less wellknown companies. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

The fund may at times invest a portion of its assets in common stocks Putnam Management believes are significantly undervalued. In selecting such common stocks, Putnam
Management will focus on industries and issuers it considers to have particular possibilities for long-term capital appreciation due to potential growth of earnings which, in the judgment of Putnam Management, is not fully reflected in current market prices. In selecting undervalued securities, Putnam Management may make investment judgments contrary to those of most investors.

Although common stocks are normally the fund's main investments, the fund may purchase preferred stocks, debt securities, convertible securities (both bonds and preferred stocks) and warrants if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may purchase debt securities rated at the time of purchase at least C by a nationally recognized securities rating agency, such as S&P or Moody's, and unrated securities determined by Putnam Management to be of comparable quality. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The risks associated with fixed-income securities, including lower-rated fixed-income securities
(commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. The fund may also hold a portion of its assets in cash or money market instruments and may invest securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques --Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT Vista Fund will generally be managed in a style similar to Putnam Vista Fund.

PUTNAM VT VOYAGER FUND

Putnam VT Voyager Fund seeks capital appreciation. It is designed for investors willing to assume above-average risk in return for aboveaverage capital growth potential.

The fund invests primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages. The fund may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective. The fund may also hold a portion of its assets in cash and money market instruments and may invest up to 20% of its assets in foreign securities.

For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques
--Foreign investments."
The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund's investments may include widely-traded common stocks of larger companies as well as common stocks of smaller, less well-known issuers. The fund generally invests a portion of its assets in the securities of small- to medium-sized companies with equity market capitalizations of less than $3 billion. Investing in these companies may present greater opportunities for capital appreciation, but may also involve greater risk.
They may have limited product lines, markets or financial resources, or may depend on a limited management group.
Their securities may trade less frequently and in limited volume and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

Putnam VT Voyager Fund will generally be managed in a style similar to Putnam Voyager Fund.

GENERAL

As indicated above, certain of the funds are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other
Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results.

COMMON INVESTMENT POLICIES AND TECHNIQUES

DIVERSIFICATION POLICIES

Each fund (other than Putnam Diversified Income Fund,
Putnam VT Health Sciences Fund and Putnam VT Utilities
Growth and Income Fund) is a "diversified" investment company under the Investment Company Act of 1940 (the "1940
Act"). This means that with respect to 75% of its total assets a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S.
government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT
RISKS FOR EACH FUND'S SHAREHOLDERS. These restrictions prohibit a fund with respect to 75% of its total assets
(with respect to 50% of its total assets in the case of Putnam VT Utilities Growth and Income Fund and Putnam VT
Health Sciences Fund,) from holding more than 10% of the voting securities of any one issuer.* They also prohibit a fund from investing more than:

(a) (with respect to 75% of total assets for all funds other than Putnam VT Utilities Growth and Income Fund and
Putnam VT Health Sciences Fund and with respect to 50% of its total assets for Putnam VT Utilities Growth and Income
Fund And Putnam VT Health Sciences Fund) 5% of its total assets in securities of any one issuer other than the U.S.
government;*

(b) 25% of its total assets in any one industry (securities of the U.S. government, its agencies or instrumentalities are not considered to represent any industry); except that Putnam VT Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries and Putnam VT Health Sciences Fund may invest more than 25% of its assets in the health sciences industries; and except that Putnam VT Money Market Fund may invest more than 25% of its assets in (i) the banking industry, (ii) the personal credit institution or business credit institution industries or (iii) any combination of the above, when, in the opinion of Putnam Management yield differentials make such investments desirable.*

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

The Money Market Fund has not invested more than 10% of its net assets in the types of securities listed in item (c) and has no current intention of doing so.

Restrictions marked with an asterisk (*) above are summaries of fundamental policies. See the SAI for the full text of these policies and other fundamental policies.
Except as otherwise noted in the SAI, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any nonfundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

DEFENSIVE STRATEGIES

At times, Putnam Management may judge that conditions in the securities markets make pursuing a fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, a fund may invest without limit in cash or cash equivalents, money-market instruments, short-term bank obligations, high-rated fixed-income securities or preferred stocks or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies would be used.

PORTFOLIO TURNOVER

The length of time a fund has held a particular security is not generally a consideration in investment decisions.
A change in the securities held by a fund is known as "portfolio turnover." As a result of a fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs in connection with the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. A high portfolio turnover for a fund may lead to higher brokerage costs. Portfolio turnover rates for the life of each fund (other than Putnam VT The George Putnam
Fund of Boston, Putnam VT
Health Sciences Fund, Putnam VT Investors Fund and Putnam
VT OTC & Emerging Growth Fund, each of which commenced operations on April 30, 1998, and Putnam VT Money Market
Fund, for which portfolio turnover rates are not required to be disclosed by the Securities and Exchange Commission) are shown in the section "Financial highlights." While it is impossible to predict a fund's portfolio turnover rate, Putnam Management, based on its experience, believes that such rate will not exceed 150% for Putnam VT The George
Putnam Fund of Boston, Putnam VT Health Sciences Fund, and
Putnam VT Investors Fund, and 300% for Putnam VT OTC &
Emerging Growth Fund.

INVESTMENTS IN PREMIUM SECURITIES

To the extent described above, certain of the funds may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.

A fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest.
Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the fund's risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of a fund's portfolio investments will likely bear coupon rates that are higher than current market rates, regardless of whether such securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of fund shares. As a result, an investor who purchases fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on a fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date).
In evaluating the potential performance of an investment in a fund, investors may find it useful to compare the fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

FOREIGN INVESTMENTS

Each fund may invest in securities of foreign issuers including securities that are not actively traded in U.S.
markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares (other than Putnam VT Money Market Fund) may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. Each fund (other than Putnam VT Money Market Fund) may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject a fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks
(such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, a fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S.
dollar, and continued devaluations may adversely affect the value of the fund's assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

The fund's investments in securities of issuers located in emerging market countries may include securities issued by foreign governmental issuers through the exchange of existing commercial bank loans to such countries for new bonds in connection with debt restructurings, including
Brady Bonds, which are issued under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. These securities may have no (or only limited) collateralization, and the payment of interest and principal may be dependent on the willingness and the ability of the foreign governmental issuer to make payment in accordance with the terms of the security.

Each fund expects that its investments in foreign securities generally will not exceed the percentage of its total assets indicated above in its relevant section, although its investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S.
issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOR MORE INFORMATION ABOUT FOREIGN SECURITIES AND THE
RISKS ASSOCIATED WITH INVESTMENT IN SUCH SECURITIES, SEE
THE SAI.
FOREIGN CURRENCY EXCHANGE TRANSACTIONS

TO THE EXTENT DESCRIBED ABOVE, CERTAIN OF THE FUNDS MAY
ENGAGE IN FOREIGN CURRENCY EXCHANGE TRANSACTIONS TO MANAGE
THEIR EXPOSURE TO FOREIGN CURRENCIES. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions
("position hedging"). Each such fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law.

A fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A fund may also purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes, a fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes, a fund may also purchase or sell exchange-listed and overthe-counter call and put options on foreign currency futures contracts and on foreign currencies.

A fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, a fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in overthe-counter markets. In connection with position hedging, a fund may also purchase or sell foreign currency on a spot basis.

A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated.
Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund. Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Each fund may also engage in non-hedging currency transactions.
For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency will not assist the fund meeting its objective. In that case the fund may, for example, purchase a currency forward contract or option in order to increase its exposure to the currency.
The decision as to whether and to what extent a fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a fund will engage in foreign currency exchange transactions at any given time or from time to time.
For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Futures and options." The SAI also contains additional information concerning a fund's use of foreign currency exchange transactions.

FUTURES AND OPTIONS
FUTURES AND OPTIONS ON FUTURES. To the extent described above, each fund may buy and sell stock index futures contracts ("index futures"). An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time a fund enters into and terminates an index futures transaction, the fund realizes a gain or loss. A fund may also, to the extent consistent with its investment objectives and policies, buy and sell call and put options on index futures or stock indexes. A fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment. In addition, if a fund's investment policies permit it to invest in foreign securities, such fund may invest in futures and options on foreign securities, for hedging purposes and for nonhedging purposes. The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

To the extent described above, each fund may also buy and sell futures contracts and related options with respect to U.S. government securities and options directly on U.S. government securities. Putnam Management believes that, under certain market conditions, price movements in U.S. government securities futures and related options may correlate closely with securities in which such funds may invest and may, as a result, provide hedging opportunities for the funds. Such funds may engage in U.S. government securities futures and related options transactions for hedging purposes and for nonhedging purposes, such as to substitute for direct investment or to manage their effective duration. Duration is a commonly used measure of the longevity of debt instruments.

OPTIONS. As described above, certain of the funds may, to the extent consistent with their investment objectives and policies, seek to increase current return by writing covered call and put options on securities such funds own or in which they may invest. A fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When a fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A fund may also, to the extent consistent with its investment objectives and policies, buy and sell put and call options, including combinations of put and call options on the same underlying security. The use of these strategies may be limited by applicable law.

RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES

OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN
LOSSES. The effective use of options and futures strategies depends on a fund's ability to terminate its options and futures positions at times when Putnam Management deems it desirable to do so. Although a fund will enter into an option or futures contract position only if Putnam Management believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which a fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that a fund will enter into such option contracts with particular securities dealers who make markets in these options. A fund's ability to terminate options positions established in the over-thecounter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the values of the securities, currencies or indexes underlying the futures and options purchased and sold by a fund, of the option or futures contract itself, and of the securities or currencies which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

A MORE DETAILED EXPLANATION OF FUTURES AND OPTIONS TRANSACTIONS,
INCLUDING THE RISKS ASSOCIATED WITH THEM, IS INCLUDED IN THE SAI.

LOWER-RATED AND OTHER FIXED-INCOME SECURITIES

As described above, certain of the funds may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories of a nationally recognized rating agency (below Baa or BBB) or from unrated securities of comparable quality. Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this prospectus.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Putnam Management considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Putnam Management's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earning prospects.

At times, a substantial portion of fund assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so, or a fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value.

In order to enforce its rights in the event of a default of these securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect the fund's net asset value.

THE VALUES OF FIXED-INCOME SECURITIES FLUCTUATE IN RESPONSE TO CHANGES IN INTEREST RATES. A decrease in interest rates will generally result in an increase in the value of fund assets. Conversely, during periods of rising interest rates, the value of fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic and business conditions affecting the specific industries of their issuers.

Changes by nationally recognized securities rating agencies in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value.

INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THE
RISKS OF OWNING SHARES OF A MUTUAL FUND WHICH INVESTS IN LOWER-
RATED SECURITIES BEFORE ALLOCATING A PORTION OF THEIR INSURANCE
INVESTMENT TO A FUND THAT INVESTS IN SUCH SECURITIES.

The lower ratings of certain securities held by a fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by a fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values placed on such securities. In the absence of a liquid trading market for its portfolio securities, a fund at times may be unable to establish the fair value of such securities.

The rating assigned to a security by a nationally recognized securities rating agency, such as Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When a fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting a fund's investment objective.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently.
Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain investment grade securities in which a fund may invest share some of the risk factors discussed above with respect to lower-rated securities.
FOR ADDITIONAL INFORMATION REGARDING THE RISKS ASSOCIATED WITH INVESTING IN SECURITIES IN THE LOWER RATING CATEGORIES, SEE THE SAI.
ILLIQUID SECURITIES.  EACH FUND (OTHER THAN PUTNAM VT MONEY MARKET
FUND) MAY INVEST UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES. Putnam Management believes that opportunities to earn high yields may exist from time to time in securities which are illiquid and which may be considered speculative. The sale of these securities is usually restricted under federal securities laws. As a result of illiquidity, the fund may not be able to sell these securities when Putnam Management considers it desirable to do so or may have to sell them at less than fair market value.
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
As described above, certain of the funds may invest in assetbacked and mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities. CMOs and other mortgage backed securities represent participations in, or are secured by, mortgage loans and include:
- Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class.

Each fund may also invest in asset-backed securities. Assetbacked securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

The yield to maturity on an IO or PO class of stripped mortgage backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

In either event, the secondary market for stripped mortgagebacked securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. A fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. A fund (other than Putnam VT Money Market Fund) may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral or completing the transaction.

DERIVATIVES

Certain of the instruments in which each fund (except Putnam VT Money Market Fund) may invest, such as futures contracts, options, forward contracts and CMOs, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

HOW PERFORMANCE IS SHOWN

FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE PERFORMANCE INFORMATION. For funds other than Putnam VT Money Market Fund, "yield" for each class is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per of the class share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "Common investment policies and techniques -- Investments in premium securities." For Putnam VT Money Market Fund, "yield" for each class represents an annualization of the change in value of an investment (excluding any capital changes) in the fund for a specific seven-day period; "effective yield" for each class compounds that yield for a year and is, for that reason, greater than the fund's yield.
"Total return" for the one-, five- and ten-year periods (or for the life of a class if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a fund. Total return may also be presented for other periods. To the extent that there is a difference between the total return and yield quoted for Putnam VT Money Market Fund, yield will more closely effect the current earnings of the fund.
ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with a fund's investment objective or objectives and policies. These factors should be considered when comparing a fund's investment results with those of other mutual funds and other investment vehicles.
Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable with respect to these insurance products. Insurance related charges and expenses are not reflected in the funds' performance information. As a result of such insurance related charges and expenses, an investor's return under the insurance product would be lower.
For performance information through the funds' most recent fiscal year, see "Investment Performance of the Trust" in the SAI.

HOW THE TRUST IS MANAGED

THE TRUSTEES ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF TRUST BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Trust and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Trust's other affairs and business.

The Trust pays Putnam Management a quarterly fee for these services based on average net assets. See the SAI.

Putnam Management's Global Asset Allocation Committee has primary responsibility for the day-to-day management of Putnam VT Global
Asset Allocation Fund.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the indicated funds' portfolios since the years stated below:

                                   Business experience
Fund name               Year       (at least 5 years)
---------------------   -------    -------------------------
PUTNAM VT ASIA PACIFIC
 GROWTH FUND

David K. Thomas         1995       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1987.

Paul Warren             1997       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1997.  Prior
                                   to May, 1997, Mr. Warren was a
                                   Director at IDS Fund
                                   Management.  Prior to August,
                                   1994, was a Director at Pilgrim
                                   Baxter Associates and prior to
                                   March, 1994, Mr. Warren was a
                                   Director at Prudential Asia.
PUTNAM VT DIVERSIFIED
  INCOME FUND
William Kohli           1994       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1994.  Prior
                                   to September, 1994, Mr. Kohli
                                   was Executive Vice President,
                                   and Co-Director of Global Bond
                                   Management and, prior to
                                   October, 1993, Mr. Kohli was
                                   Senior Portfolio Manager at
                                   Franklin Advisors/Templeton
                                   Investment Counsel.
Jennifer E. Leichter    1993       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1987.

Michael Martino         1994       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1994.  Prior
                                   to January, 1994, Mr. Martino
                                   was employed by Back Bay
                                   Advisors in the positions of
                                   Executive Vice President and
                                   Chief Investment Officer.

Gail S. Attridge        1997       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since November, 1993.
                                   Prior to November, 1993, Ms. Attridge
                                   was an Analyst at Keystone
                                   Custody International.

Robert M. Paine         1998       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1987.

PUTNAM VT THE GEORGE
 PUTNAM FUND OF BOSTON

Edward P. Bousa                    Employed as an investment
Senior Vice President   1998       professional by Putnam
                                   Management since 1992.

PUTNAM VT GLOBAL
 GROWTH FUND

Anthony W. Regan        1996       Employed as an investment
Senior Managing Director           professional by Putnam
                                   Management since 1987.

Michael K. Arends                  1997 Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since November,
                                   1997.  Prior to 1997, Mr.
                                   Arends was employed by Phoenix
                                   Duff & Phelps as a Managing
                                   Director, Equities.  Prior to
                                   August, 1994, Mr. Arends was
                                   employed as a Portfolio Manager
                                   with Kemper Financial Services.

Ami T. Kuan Danoff      1996       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1993.  Prior
                                   to April, 1993, Ms. Danoff
                                   attended the MIT Sloan School
                                   of Management.

Kelly A. Morgan         1997       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1996.  Prior
                                   to December, 1996, Ms. Morgan
                                   was a Senior Vice President at
                                   Alliance Capital Management
                                   L.P.

Robert Swift                       1996 Employed as an investment
                                   Senior Vice President
                                   professional by Putnam
                                   Management since 1995.  Prior
                                   to August, 1995, Mr. Swift was
                                   Director and Senior Portfolio
                                   Manager at IAI
                                   International/Hill Samuel
                                   Investment Advisors.

PUTNAM VT GROWTH AND
 INCOME FUND

Anthony I. Kreisel      1993       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1986.

David L. King           1993       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1983.

Sheldon N. Simon        1997       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1984.

PUTNAM VT HEALTH SCIENCES
 FUND

Roland W. Gillis        1998       Employed as an investment
Managing Director                  professional by
                                   Putnam Management since 1995.
                                   Prior to March, 1995, Mr.
                                   Gillis was a Senior Vice
                                   President of
                                   Keystone Custodian Funds,
                                   Inc.

Richard B. England      1998       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1992.

David G. Carlson     1998          Employed as an
                                   investment  Senior Vice
                                   President professional by
                                   Putnam Management since
                                   December 1992.

PUTNAM VT HIGH
 YIELD FUND

Rosemary H. Thomsen     1997       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1986.

PUTNAM VT INTERNATIONAL
 GROWTH FUND

Justin M. Scott         1996       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1988.

Omid Kamshad            1996       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1996.  Prior
                                   to January, 1996, Mr. Kamshad
                                   was Director of Investments at
                                   Lombard Odier International and
                                   prior to April, 1995, he was
                                   Director at Baring Asset
                                   Management Company.

PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME FUND

Justin M. Scott         1996       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1988.

PUTNAM VT INTERNATIONAL
 NEW OPPORTUNITIES FUND

Robert Swift                       1996 Employed as an investment
                                   Senior Vice President
                                   professional by Putnam
                                   Management since 1995.  Prior
                                   to August, 1995, Mr. Swift was
                                   Director and Senior Portfolio
                                   Manager at IAI
                                   International/Hill Samuel
                                   Investment Advisors.

J. Peter Grant          1996       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1973.

Ami T. Kuan Danoff      1996       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1993.  Prior
                                   to April, 1993, Ms. Danoff
                                   attended the MIT Sloan School
                                   of Management.

PUTNAM VT INVESTORS
 FUND
C. Beth Cotner  1998               Employed as an
Senior Vice President              investment professional by
                                   Putnam Management since 1995.
                                   Prior to September, 1995, Ms.
                                   Cotner was Executive Vice
                                   President of Kemper Financial
                                   Services.
Richard B. England      1998       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1992.  Prior
                                   to December, 1992, Mr. England
                                   was an investment Officer at
                                   Aetna Equity Investors.

Manuel H. Weiss         1998       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1987.

PUTNAM VT MONEY
 MARKET FUND

Joanne Driscoll         1997       Employed as an investment
Vice President                          professional by Putnam
                                   Management since 1995.  Prior
                                   to April 1995, Ms. Driscoll was
                                   a Graduate Teaching Assistant
                                   in the Finance Department at
                                   Northeastern University and
                                   prior to September 1994, Ms.
                                   Driscoll was a Financial
                                   Associate at
Bank of Boston. Prior to June 1993, Ms. Driscoll was an Investment Associate at Bay Banks Investment Management.

PUTNAM VT NEW
 OPPORTUNITIES FUND

Carol C. McMullen                  1996      Employed as an
                                   investment
Managing Director                       professional by Putnam
                                   Management since 1995.  Prior
                                   to June, 1995, Ms. McMullen
                                   was Senior Vice President of
                                   Baring Asset Management.

Daniel L. Miller        1994       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1983.

PUTNAM VT NEW VALUE FUND

David L. King           1996       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1983.

PUTNAM VT OTC & EMERGING
 GROWTH FUND

Steven L. Kirson        1998       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1989.
Michael J. Mufson       1998       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1993.  Prior
                                   to June, 1993, Mr. Mufson was
                                   Senior Equity Analyst at Stein
                                   Roe & Farnham.

PUTNAM VT U.S.
 GOVERNMENT AND HIGH
 QUALITY BOND FUND

Michael Martino         1998       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1994.  Prior
                                   to January, 1994, Mr. Martino
                                   was employed by Back Bay
                                   Advisors in the positions of
                                   Executive Vice President and
                                   Chief Investment Officer.
PUTNAM VT UTILITIES
 GROWTH AND INCOME FUND

Sheldon N. Simon        1992       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1984.

Christopher A. Ray      1995       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1992.  Prior
                                   to December, 1992, Mr. Ray was
                                   Vice President and Portfolio
                                   Manager at Scudder, Stevens &
                                   Clark, Inc.

PUTNAM VT VISTA FUND

Eric Wetlaufer          1997       Employed as an investment
                        Managing Director         professional by
                                   Putnam Management since 1997.
                                   Prior to November, 1997, Mr.
                                   Wetlaufer was employed as a
                                   Managing Director and Portfolio
                                   Manager at Cadence Capital
                                   Management.

David J. Santos         1996       Employed as an investment
Vice President                          professional by Putnam
                                   Management since 1986.

Anthony C. Santosus     1996       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1985.

PUTNAM VT VOYAGER FUND


Robert R. Beck          1995       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1989.

Roland W. Gillis        1995       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1995.  Prior
                                   to March, 1995, Mr. Gillis was
                                   Senior Vice President at
                                   Keystone Custodian Funds, Inc.

Michael P. Stack        1997       Employed as an investment
                        Senior Vice President
                                   professional by Putnam
                                   Management since 1997.  Prior
                                   to November, 1997, Mr. Stack
                                   was employed as a Senior Vice
                                   President and Portfolio Manager
                                   at Independence Investment
                                   Associates, Inc.

Charles H. Swanberg     1994       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1984.

The Trust, on behalf of the funds, pays all expenses not assumed by Putnam Management, including Trustees' fees and auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust also reimburses Putnam Management for the compensation and related expenses of certain officers of the Trust and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees. Expenses of the Trust directly charged or attributable to a fund will be paid from the assets of that fund. General expenses of the Trust will be allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be based on the nature of the services performed and their relative applicability to, or the relative assets of, the funds.

Putnam Management places all orders for purchases and sales of the securities of each fund. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider, if permitted by law, sales of shares of the other Putnam funds as a factor in the selection of broker-dealers.

EXPENSE LIMITATIONS. In order to limit the expenses of Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Vista Fund during their start-up periods, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the funds) through December 31, 1998, to the extent that expenses of the funds (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, and payments under the funds' distribution plan with respect to class IB shares) would exceed the annual rate of 0.85%, 0.90%, 1.20%, 1.20%, 1.60%,
0.85%, 1.10%, 0.90% and 1.05%, respectively, of the fund's average net assets.

For the purpose of determining any such limitation on Putnam
Management's compensation, expenses of the funds will not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

With Trustee approval, any expense limitation may be terminated earlier, in which event shareholders would be notified and this prospectus would be revised.

The following table summarizes total expenses, including management fees but excluding any separate-account related charges and expenses, based on the most recent fiscal year (or, for funds that have been in operation for less than a full year, based on estimated expenses for the first full fiscal year) as a percentage of each fund's average net assets:
                                  TOTAL    MANAGEMENT    OTHER
                                 EXPENSES     FEES      EXPENSES
                                 (after      (after      (after
                                 expense    expense     expense
                                limitation limitation limitation)
Putnam VT Asia Pacific
  Growth Fund                     1.07%      0.80%       0.27%
Putnam VT Diversified
  Income Fund                     0.80%      0.69%       0.11%
Putnam VT The George Putnam
  Fund of Boston*                 0.85%      0.49%       0.36%
Putnam VT Global
  Asset Allocation Fund           0.77%      0.66%       0.11%
Putnam VT Global
  Growth Fund                     0.75%      0.60%       0.15%
Putnam VT Growth and
  Income Fund                     0.51%      0.47%       0.04%
Putnam VT Health Sciences Trust*  0.90%      0.56%       0.34%
Putnam VT High Yield Fund         0.72%      0.66%       0.06%
Putnam VT International
  Growth Fund*                    1.20%      0.73%       0.47%
Putnam VT International
  Growth and Income Fund          1.12%      0.80%       0.32%
Putnam VT International
  New Opportunities Fund          1.60%      0.92%       0.68%
Putnam VT Investors Fund          0.85%      0.52%       0.33%
Putnam VT Money Market Fund       0.54%      0.45%       0.09%
Putnam VT New
  Opportunities Fund*             0.63%      0.58%       0.05%
Putnam VT New Value Fund*         0.85%      0.70%       0.15%
Putnam VT OTC & Emerging Growth
   Fund*                          0.90%      0.56%       0.34%
Putnam VT U.S. Government
  and High Quality Bond Fund      0.69%      0.61%       0.08%
Putnam VT Utilities Growth
  and Income Fund                 0.74%      0.67%       0.07%
Putnam VT Vista Fund              0.87%      0.65%       0.22%
Putnam VT Voyager Fund            0.59%      0.54%       0.05%

* After expense limitation. The management fees and "Other expenses" shown in the table reflect an expense limitation. In the absence of an expense limitation, management fees, "Other expenses" and total expenses would have been:

                             Total      Management   Other
                             Expenses   Fees         Expenses

Putnam VT The George
 Putnam Fund of Boston+      1.01       0.65         0.36
Putnam VT Health Sciences
 Fund+                       1.04       0.70         0.34
Putnam VT International
 Growth Fund                 1.27       0.80         0.47
Putnam VT International New
  Opportunities Fund         1.88       1.20         0.68
Putnam VT Investors Fund+    0.98       0.65         0.33
Putnam VT OTC & Emerging
 Growth Fund+                1.04       0.70         0.34

+   Estimated management fees, "Other expenses" and total fund operating expenses.

In accordance with SEC policy, the expenses shown in the SE tables do not reflect the application of credits related to brokerage service and expense offset arrangements that reduce certain fund expenses.

ORGANIZATION AND HISTORY

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty series of shares, each representing a separate investment portfolio which is being offered through separate accounts of various insurance companies. Each portfolio is a diversified investment company, except for Putnam VT Health Sciences Fund and
Putnam VT Utilities Growth and Income Fund, both of which are non diversified investment companies.

Prior to January 1, 1997, Putnam VT Asia Pacific Growth Fund was known as PCM Asia Pacific Growth Fund, Putnam VT Diversified Income Fund was known as PCM Diversified Income Fund, Putnam VT Global Asset Allocation Fund was known as PCM Global Asset Allocation Fund, Putnam VT Global Growth Fund was known as PCM Global Growth Fund, Putnam VT Growth and Income Fund was known as PCM Growth and Income Fund, Putnam VT High Yield Fund was known as PCM High Yield Fund, Putnam VT Money Market Fund was known as PCM Money Market Fund, Putnam VT New Opportunities Fund was known as PCM New Opportunities Fund, Putnam VT U.S. Government and High Quality Growth Fund was known as PCM U.S. Government and High Quality Growth Fund, Putnam VT Utilities Growth and Income Fund was known as PCM Utilities Growth and Income Fund, and Putnam VT Voyager Fund was known as PCM Voyager Fund.

Any series of shares of the Trust may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. Only class IA shares are offered pursuant to this prospectus. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

THE TRUST'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred
P. Sloan School of Management, Massachusetts Institute of Technology; JAMESON ADKINS BAXTER, President, Baxter Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; JOHN A. HILL, Chairman and Managing Director, First Reserve Corporation; RONALD J. JACKSON, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Trustee of Salem Hospital and the Peabody Essex Museum; PAUL L. JOSKOW,* Professor of Economics and Management, Massachusetts Institute of Technology, Director, New England Electric System, State Farm Indemnity Company and Whitehead Institute for Biomedical Research; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; JOHN H. MULLIN, III, Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc., Alex Brown Realty, Inc., and The Liberty Corporation; ROBERT E. PATTERSON, President and Trustee of Cabot Industrial Trust and Trustee of the SEA Education Association; DONALD S. PERKINS,* Director of various corporations, including Cummins Engine Company, Inc., Lucent Technologies Inc., Nanophase Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; A.J.C. SMITH,* Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; W. THOMAS STEPHENS, President and Chief Executive Officer, MacMillan Bloedel Ltd. Director of Qwest Communications, and New Century Energies; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Cabot Industrial Trust, Massachusetts General Hospital and Eastern Utilities Associates. The Trust's Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the Trust, Putnam Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

SALES AND REDEMPTIONS

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine the funds available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW A FUND VALUES ITS SHARES

THE TRUST CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH FUND BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

Except for securities held by Putnam VT Money Market Fund, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. The Trust values the portfolio investments of Putnam VT Money Market Fund at amortized cost pursuant to Rule 2a-7 under the 1940 Act.

HOW EACH FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration. Each of the other funds will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles solely for such separate accounts invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies (see "Taxes" in the SAI) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments.
In that case, a fund's yield on those securities would be decreased.

Fund transactions in foreign currencies and hedging activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a fund's income distributions to constitute a return of capital for tax purposes or require a fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Internal Revenue Code could subject a fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

FINANCIAL INFORMATION

It is expected that owners of the variable annuity contracts and variable life insurance policies who have contract or policy values allocated to the funds will receive an unaudited semiannual financial statement and an audited annual financial statement for such funds. These reports show the investments owned by each fund and provide other relevant information about the fund.
ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the Trust and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the Trust. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the Trust.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.
APPENDIX

SECURITIES RATINGS

THE FOLLOWING RATING SERVICES DESCRIBE RATED SECURITIES AS
FOLLOWS:

MOODY'S INVESTORS SERVICE, INC.

BONDS

AAA -- Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA -- Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking, or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA -- Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA -- Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA -- Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.
NOTES
MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
COMMERCIAL PAPER
Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:
--  Leading market positions in well established industries.
--  High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity
to meet its financial commitment on the obligations.   Adverse
business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DUFF & PHELPS CORPORATION

LONG-TERM DEBT

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.
PUTNAM VARIABLE TRUST                       PUTNAM VARIABLE TRUST

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square                      PROSPECTUS
Boston, MA 02109                            APRIL 30, 1998
MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203 Providence,
RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL

Ropes & Gray
One International Place Boston,
MA 02110

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

PUTNAMINVESTMENTS
      One Post Office Square
      Boston, Massachusetts 02109
      Toll-free 1-800- 521-0538
      www.putnaminv.com



PROSPECTUS SUPPLEMENT                                  43516 6/98
DATED JUNE 17, 1998 TO:

PUTNAM VARIABLE TRUST
PROSPECTUSES DATED APRIL 30, 1998

1. THE FOLLOWING REPLACES THE SECTION ENTITLED ?COMMON INVESTMENT POLICIES AND TECHNIQUES ? DIVERSIFICATION POLICIES?:

Each fund (other than Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) is a ?diversified? investment company under the Investment Company Act of 1940 (the ?1940 Act?). This means that with respect to 75% of its total assets a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer?s securities declines.

2.  THE FOLLOWING REPLACES THE FIRST TWO SENTENCES OF THE SECTION
ENTITLED ?COMMON INVESTMENT POLICIES AND TECHNIQUES ? LIMITING
INVESTMENT RISK?:

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT RISKS
FOR EACH FUND?S SHAREHOLDERS. These restrictions prohibit a fund with respect to 75% of its total assets (with respect to 50% of its total assets in the case of Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) from holding more than 10% of the voting securities of any one issuer.*
3. IN THE SECTION ENTITLED ?HOW THE TRUST IS MANAGED,? THE CHART INDICATING THE OFFICERS OF PUTNAM INVESTMENT MANAGEMENT, INC. (?PUTNAM MANAGEMENT?) THAT HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO OF PUTNAM VT HEALTH SCIENCES FUND AND PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND IS
REPLACED WITH THE FOLLOWING:
                                        Business experience
Officer                  Year           (at least 5 years)
-------                  ----           -------------------------
-

Putnam VT Health Sciences Fund

Richard B. England        1998           Employed as an investment
Senior Vice President                    professional by Putnam
                                         Management since 1992.

David G. Carlson          1998           Employed as an investment
Senior Vice President                    professional by Putnam
                                         Management since 1992.

Putnam VT International New Opportunities Fund

Robert Swift                  1996       Employed as an investment
Managing Director                        professional by Putnam
                                         Management since 1995.  Prior
                                         August, 1995, Mr. Swift was
                                         Director and Senior Portfolio
                                         Manager at IAI International/
                                         Hill Samuel Investment
                                         Advisors.

J. Peter Grant           1996           Employed as an investment
Senior Vice President                   professional by Putnam
                                        Management since 1973.

Ami T. Kuan Danoff            1996      Employed as an investment
Senior Vice President                   professional by Putnam
                                        Management since 1993.  Prior
                                        to April, 1993, Ms. Danoff
                                        attended the MIT Sloan
                                        School of Management.

Stephen Oler                  1998      Employed as an investment
Senior Vice President                   professional by Putnam
                                        Management since 1997.  Prior
                                        to June, 1997, Mr. Oler
                                        was a Vice President at
                                        Templeton Investments, and
                                        prior to March, 1996 was a
                                        Senior Vice President at
                                        Barring Asset Management Co.

Deborah S. Farrell            1998      Employed as an investment
Senior Vice President                   professional by Putnam
                                        Management since 1997.  Prior
                                        to May, 1997, Ms. Farrell
                                        was a Portfolio Manager at
                                        Emerging Markets Investors
                                        Corporation, and prior to
                                        May, 1994, Ms. Farrell was
                                        Division Manager, Asian
                                        Capital Markets, at
                                        International Finance
                                        Corporation.

THE FOLLOWING REPLACES THE FIRST TWO PARAGRAPHS UNDER THE SECTION
   ENTITLED ?PUTNAM VT DIVERSIFIED INCOME FUND ? INTERNATIONAL
   SECTOR?:

THE FUND WILL INVEST THE ASSETS ALLOCATED TO THE INTERNATIONAL
SECTOR PRIMARILY IN DEBT OBLIGATIONS AND OTHER FIXED-INCOME
SECURITIES OF NON-U.S. ISSUERS.  These securities include:

* debt obligations issued or guaranteed by foreign, national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;

*  debt obligations of supranational entities (described below);
and

* debt obligations and other fixed-income securities of foreign corporate issuers and similar non-U.S. dollar denominated securities of U.S. corporate issuers.

Investments in the International Sector are not subject to any limitation based on securities ratings (other than the limitation set forth below) and may be denominated in any currency, including the U.S. dollar. To the extent a security is assigned a different rating by one or more rating agencies, Putnam Management will use the highest rating assigned by any agency.
No more than 5% of the net assets of the fund, regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities that are rated below Caa or CCC by a nationally recognized securities rating agency, or, if unrated, are determined by Putnam Management to be of comparable quality. Investments in fixed income securities of foreign governments and supranational entities will be allocated to the International Sector. The High Yield Sector and the International Sector may make investments in foreign corporate fixed income securities.


                                                        HV-2247
                                               PEG-0135-03/98 A
40009-10

                                                            47226
PROSPECTUS SUPPLEMENT                                  44679 7/98
DATED JULY 13, 1998 TO:

PUTNAM VARIABLE TRUST
PROSPECTUSES DATED APRIL 30, 1998

IN THE SECTION ENTITLED "HOW THE TRUST IS MANAGED," THE CHART INDICATING THE OFFICERS OF PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM MANAGEMENT") THAT HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO OF PUTNAM VT UTILITIES GROWTH AND INCOME FUND IS REPLACED WITH THE FOLLOWING:

                                        Business experience
Officer                  Year           (at least 5 years)
-------                  ----           -------------------------
-

Putnam VT Utilities Growth and Income Fund

Jeanne Mockard           1998           Employed as an investment
Senior Vice President                   professional by
                                        Putnam Management since 1990.

Christopher A. Ray            1995      Employed as an investment
Senior Vice President                   professional by Putnam
                                        Management since 1992

S:\funds\pvt\suppleme\


46096 9/98

PROSPECTUS SUPPLEMENT DATED SEPTEMBER 1, 1998 TO:
PUTNAM VARIABLE TRUST (the "Trust")
Prospectuses dated April 30, 1998

In the section entitled "How the Trust is managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam Management") that have primary responsibility for the day-to-day management of the portfolio of Putnam VT Growth and Income Fund is replaced with the following:

                              Business Experience
                    Year      (at least 5 years)

PUTNAM VT GROWTH AND
INCOME FUND

Hugh Mullin          1998       Employed as an investment
Managing Director               professional by Putam Management since 1986.

David L. King         1993      Employed as an investment
Managing Director               professional by Putnam Management since 1983.

Sheldon N. Simon      1997      Employed as an investment
Senior Vice President           professional by Putnam Management since 1984.


46096
                                                HV-2266
                                                NS 20626
                                                47402




Prospectus Supplement                                  46731 9/98
dated September 30, 1998 to: -------------------------------------
----------------------------

PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 1998

1.  THE FOLLOWING TABLES ARE ADDED TO THE SECTION ENTITLED
"FINANCIAL HIGHLIGHTS"

The following tables present per share financial information for Class IA Shares. The "Report of independent accountants" and financial statements included in the Trust's annual report to shareholders for the 1997 fiscal year are incorporated by reference into this prospectus. The Financial information for the six months ended June 30, 1998 is unaudited. The unaudited financial statements included in the Trust's semi-annual report are incorporated by reference into this prospectus. The Trust's annual report and semi-annual report, which contain additional unaudited performance information, are available without charge upon request.

CLASS IA SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)

                 INVESTMENT OPERATIONS                                   LESS
DISTRIBUTIONS:
                                                 NET                                                FROM
                    NET ASSET                REALIZED AND     TOTAL        FROM     IN EXCESS       NET
IN EXCESS OF
                      VALUE,        NET       UNREALIZED       FROM        NET        OF NET      REALIZED
NET REALIZED
PERIOD              BEGINNING   INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT    GAIN ON
GAIN ON
ENDED               OF PERIOD     INCOME     INVESTMENTS    OPERATIONS    INCOME      INCOME    INVESTMENTS
INVESTMENTS
PUTNAM VT ASIA PACIFIC GROWTH FUND
June 30, 1998*        $ 9.20       $0.06(a)     $(1.12)       $(1.06)
$(.39)$-$-$-

PUTNAM VT DIVERSIFIED INCOME FUND
June 30, 1998*        $11.31        $.48         $(.16)         $.32
$(.48)$-$(.21)$-

PUTNAM VT THE GEORGE PUTNAM
  FUND OF BOSTON
June 30, 1998*++      $10.00        $.05(a)(b)   $(.08)(f)     $(.03)      $-            $-            $-
$-

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
June 30, 1998*        $18.76        $.25         $1.71         $1.96
$(.43)$-$(1.85)$-

PUTNAM VT GLOBAL GROWTH FUND
June 30, 1998*        $18.34        $.08         $3.58         $3.66
$(.52)$-$(2.60)$-

PUTNAM VT GROWTH AND INCOME FUND
June 30, 1998*        $28.32        $.22(a)      $2.62         $2.84
$(.50)$-$(3.26)$-

PUTNAM HEALTH SCIENCES
 FUND
June 30, 1998*++      $10.00        $.01(a)(b)    $.06(f)       $.07       $-            $-            $-         $-
PUTNAM VT HIGH
 YIELD FUND
June 30, 1998*        $13.62        $.67(a)      $(.08)         $.59
$(1.08)$-$(.17)$-

PUTNAM VT INTERNATIONAL
 GROWTH FUND
June 30, 1998*        $11.43        $.13(a)      $2.13         $2.26      $ -            $-            $-         $-

PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME FUND
June 30, 1998*        $11.53        $.22(b)      $1.57         $1.79       $-            $-
$(.04)              $-

PUTNAM VT INTERNATIONAL
 NEW OPPORTUNITIES FUND
June 30, 1998*         $9.96        $.02         $1.60         $1.62       $1.62         $-
$(.02)              $-

PUTNAM VT INVESTORS FUND
June 30, 1998*++      $10.00        $.01(a)       $.58          $.59       $-            $-            $-         $-

PUTNAM VT MONEY
 MARKET FUND
June 30, 1998*          1.00        $.0256       $-             $.0256     $(.0256)      $-            $-         $-

PUTNAM VT NEW
 OPPORTUNITIES FUND
June 30, 1998*        $21.23       $(.01)        $3.93         $3.92       $-            $-
$(.32)              $-

PUTNAM VT NEW VALUE
 FUND
June 30, 1998*        $11.76        $.08(a)       $.37          $.45       $(.09)        $-
$(.21)              $-

PUTNAM VT OTC & EMERGING GROWTH
   FUND
June 30, 1998*++      $10.00        $.01(a)(b)    $.22(f)       $.23       $-            $-            $-
$-
PUTNAM VT U.S. GOVERNMENT
 AND HIGH QUALITY BOND FUND
June 30, 1998*        $13.42        $.40(a)       $.15          $.55       $(.73)        $-
$(.02)         $-
PUTNAM VT UTILITIES
 GROWTH AND INCOME FUND
June 30, 1998*        $17.14        $.25          $.46          $.71       $(.51)        $-        $(.88)
$-
PUTNAM VT VISTA
 FUND
June 30, 1998*        $12.32       $(.01)(a)     $2.09         $2.08       $-            $-            $-
$-

PUTNAM VT VOYAGER FUND
June 30, 1998*        $39.08        $.03(a)      $6.59         $6.62
$(.10)$-$(2.44)$-
CLASS IA SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)
                                                                  TOTAL
                                                                RATIO OF NET INVESTMENT
                                                                RATIO OF     INVESTMENT
                                                    NET ASSET   RETURN AT     NET ASSETS    EXPENSES TO
INCOME TO
                          RETURN OF      TOTAL      VALUE, END  NET ASSET   END OF PERIOD   AVERAGE NET
AVERAGE NET
                           CAPITAL   DISTRIBUTIONS  OF PERIOD  VALUE(%)(C)  (IN THOUSANDS)  ASSETS(%)(D)
ASSETS(%)

PUTNAM VT ASIA
 PACIFIC GROWTH FUND
June 30, 1998*                $-          $(.39)       $7.75      (12.07)+      $92,401          .54+
 .65+
PUTNAM VT DIVERSIFIED
 INCOME FUND
June 30, 1998*                $-          $(.69)      $10.94       $2.86+      $665,951         $.40+
4.28+

PUTNAM VT THE GEORGE PUTNAM
  FUND OF BOSTON
June 30, 1998*                $-          $-           $9.97        (.30)+      $17,419          .14(b)+
 .52(b)+

PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
June 30, 1998*                $-         $(2.28)      $18.44       10.47+    $1,047,741         $.39+
1.35+
PUTNAM VT GLOBAL GROWTH
 FUND
June 30, 1998*                $-         $(3.12)      $18.88       20.76+    $1,906,814           .36+
 .34+

PUTNAM VT GROWTH AND
 INCOME FUND
June 30, 1998*                $-         $(3.76)      $27.40       $9.92+    $9,495,359           .26+
 .79+

PUTNAM VT HEALTH SCIENCES
  FUND
June 30, 1998*++              $-          $-          $10.07        0.70+       $30,645
0.15(b)+   .12(b)+

PUTNAM HIGH YIELD
 FUND
June 30, 1998*                $-         $(1.25)      $12.96       $4.28+    $1,145,519          $.35+
5.01+
PUTNAM VT INTERNATIONAL
 GROWTH FUND
June 30, 1998*                $-         $ -          $13.69       19.77+      $262,528           .53+
1.02+

PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME FUND
June 30, 1998*                $-          $(.04)      $13.28       15.48+      $297,119          0.51(b)+
1.74(b)+

PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
June 30, 1998*                $-          $(.02)      $11.56      $16.28+      $131,411           .76+
 .21+
PUTNAM VT INVESTORS FUND
June 30, 1998*++              $-          $-          $10.59       $5.90+       $35,006           .14+
 .14+

PUTNAM VT MONEY MARKET FUND
June 30, 1998*                $-        $(.0256)      $1.00       2.56+        $445,634         .28+
2.54+
PUTNAM VT NEW OPPORTUNITIES FUND
June 30, 1998*                $-         $(.32)       $24.83     $18.51+      $3,288,780        .30+
(.06)+

PUTNAM VT NEW VALUE FUND
June 30, 1998*                $-         $(.30)       $11.91      3.80+        $246,942         .40+
 .65+

PUTNAM VT OTC & EMERGING
 GROWTH FUND
June 30, 1998*                $-           $-         $10.23      2.30+         $9,037        $.15(b)+
$.08(b)+

PUTNAM VT U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
June 30, 1998*                $-         $(.75)       $13.22      4.23+        $830,067         .34+
3.04+

PUTNAM VT UTILITIES
 GROWTH AND INCOME FUND
June 30, 1998*                $-        $(1.39)       $16.46      3.99+        $884,974         .36+
1.61+

PUTNAM VISTA FUND
June 30, 1998*                $-           $-         $14.40      16.88+       $257,336         .39+
(.07)+

PUTNAM VT VOYAGER FUND
June 30, 1998*                $-        $(2.54)       $43.16     $17.07+      $5,459,943        .29+
 .08+


CLASS IA SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)
                                        AVERAGE
                          PORTFOLIO    COMMISSION
                         TURNOVER (%) RATE PAID(E)


PUTNAM VT ASIA
 PACIFIC GROWTH FUND
June 30, 1998*               68.26+      $.0107

PUTNAM VT DIVERSIFIED
 INCOME FUND
June 30, 1998*              103.30+

PUTNAM VT THE GEORGE PUTNAM
 FUND OF BOSTON
June 30, 1998*++             24.33+      $.0237

PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
June 30, 1998*               68.19+      $.0203

PUTNAM VT GLOBAL GROWTH
 FUND
June 30, 1998*               81.04+      $.0262


CLASS IA SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                        AVERAGE
                      PORTFOLIO        COMMISSION
                   TURNOVER (%)       RATE PAID(E)
PUTNAM VT GROWTH AND
 INCOME FUND
June 30, 1998*               36.12+      $.0503
PUTNAM VT HEALTH SCIENCES
 FUND
June 30, 1998*++              1.93+      $.0289

PUTNAM HIGH YIELD
 FUND
June 30, 1998*               31.54+      $0.500

PUTNAM VT INTERNATIONAL
 GROWTH FUND
June 30, 1998*               53.10+      $.0281

PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME FUND
June 30, 1998*               28.49+      $.0207

PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
June 30, 1998*               65.70+      $.0208

CLASS IA SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)
                                        AVERAGE
                      PORTFOLIO        COMMISSION
                   TURNOVER (%)       RATE PAID(E)


PUTNAM VT INVESTORS
 FUND
June 30, 1998++               3.63+      $.0263
PUTNAM VT MONEY MARKET FUND
June 30, 1998*               --

PUTNAM VT NEW OPPORTUNITIES FUND
June 30, 1998*               27.81+      $.0452

PUTNAM VT NEW VALUE FUND
June 30, 1998*               85.19+      $.0479

PUTNAM VT OTC & EMERGING
 GROWTH FUND
June 30, 1998*++             83.12+      $.0249

PUTNAM VT U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
June 30, 1998*               93.09+

PUTNAM UTILITIES GROWTH
 AND INCOME FUND
June 30, 1998*               13.19+      $.0445
PUTNAM VISTA FUND
June 30, 1998*               51.06+      $.0452

PUTNAM VT VOYAGER FUND
June 30, 1998*               28.12+      $.0494
*        Unaudited.
+        Not annualized.
++       For the period April 30, 1998 (commencement of operations) to
         June 30, 1998.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the following funds reflect a reduction of approximately the amounts per share noted for the following periods:

                                                                                   6/30/98   12/31/97
12/31/95   12/31/94
Putnam VT Asia Pacific Growth Fund Class IA                                                     $0.03
Putnam VT The George Putnam Fund of Boston Class IA                        $0.01
Putnam VT Health Sciences Fund Class IA                           less than
0.01
Putnam VT International Growth Fund Class IA                                         $0.01
Putnam VT International New Opportunities Fund Class IA                              $0.02
Putnam VT International Growth and Income Fund Class IA           less than
0.01
Putnam VT New Opportunities Fund Class IA
0.02
Putnam VT OTC & Emerging Markets Fund Class IA                             $0.05


(c)   Total investment return assumes dividend reinvestment.
(d) The ratio of expenses to average net assets for the periods ended December 31, 1995, and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts.
(e) Certain funds are required to disclose the average commission rate paid per share for fiscal periods beginning on or after September 1, 1995.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss on investments for the period due to timing of sales and repurchases of fund share in relation to fluctuating market values of the investments of the fund.

Prospectus Supplement    46451 9/98 dated September 30, 1998 to:
-----------------------------------------------------------------

PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 1998

1.  THE FOLLOWING SECTION IS ADDED TO THE PROSPECTUS UNDER THE
SECTION "INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS."

PUTNAM VT RESEARCH FUND

Putnam VT Research Fund seeks capital appreciation. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

The fund invests primarily in common stocks recommended by Putnam
Management Investment Management, Inc. ("Putnam Management") as having the greatest potential for capital appreciation. Because
Putnam Management's style for the fund emphasizes fundamental analysis, Putnam Management, when selecting securities for the fund, will focus primarily on individual securities rather than sector or industry weightings. Notwithstanding this focus on individual securities, Putnam Management currently expects that the fund's portfolio will consist of securities representing most
(and at times possibly all) of the sectors included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), although the fund is not an index fund and its portfolio is not intended to replicate the index.

Putnam Management expects that under normal market conditions the fund will invest primarily in securities of issuers with market capitalizations above $500 million. From time to time, however, the fund may invest a portion of its assets in securities of companies with equity market capitalizations below this level.
These companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Common stocks are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam
Management believes they would help achieve the fund's objective of capital appreciation. These securities may include securities in the lower-rated categories. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The fund may also invest in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

Putnam VT Research Fund will generally be managed in a style similar to that of Putnam Research Fund.

2.  ADD THE FOLLOWING SENTENCE TO THE LAST PARAGRAPH UNDER THE
SECTION "COMMON INVESTMENT POLICIES AND TECHNIQUES - PORTFOLIO
TURNOVER"
While it is impossible to predict a fund's portfolio turnover rate, Putnam Management, based on its experience, believes that such rate will not exceed 200% for Putnam VT Research Fund.
3.  IN THE SECTION ENTITLED "HOW THE TRUST IS MANAGED," THE CHART
INDICATING THE OFFICERS OF PUTNAM MANAGEMENT THAT HAVE PRIMARY
RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF EACH FUND'S
PORTFOLIO IS REVISED WITH RESPECT TO PUTNAM VT RESEARCH FUND AS
FOLLOWS:
PUTNAM VT RESEARCH FUND
Thomas R. Bogan     1998        Employed as an investment
Managing Director               professional by Putnam
                                Management since 1994.  Prior to
                                1994, Mr. Bogan was Senior Analyst
                                of Lord, Abbett & Co.

EXPENSE LIMITATIONS.  In order to limit the expenses of Putnam VT
Research Fund during its start-up period, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the funds) through December 31, 1998, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, and payments under the fund's distribution plan with respect to class IB shares) would exceed the annual rate of 0.85% of the fund's average net assets.




The following table summarizes total expenses for Class IB shares, including management fees but excluding any separate-account related charges and expenses, based on estimated expenses for the first full fiscal year as a percentage of each fund's average net assets:

                        TOTAL      MANAGEMENT     12B-1        OTHER
                       EXPENSES      FEES+         FEES      EXPENSES+
                       (after        (after       (after       (after
                       expense      expense      expense      expense
                     limitation)  limitation)  limitation)  limitation)

Class IA                0.85%         0.37%        N/A         0.48%
Class IB                1.00%        0.37%        0.15%        0.48%

+    The management fees and "Other expenses" shown in the table reflect an expense limitation.  In the absence of an expense limitation, management fees,
"Other expenses" and total fund operating expenses would have been:

                        TOTAL      MANAGEMENT     12B-1        OTHER
                       EXPENSES       FEES         FEES       EXPENSES

Class IA                1.13%        0.65%         N/A         0.48%
Class IB                1.28%        0.65%        0.15%        0.48%

+ Estimated management fees, "Other expenses" and total fund operating expenses.

4.  THE FIRST PARAGRAPH UNDER THE HEADING "ORGANIZATION AND
HISTORY," IS REPLACED WITH THE FOLLOWING:

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust. As of the date of this prospectus, Putnam Investments owend more than 25% of the shares of the Putnam VT Research Fund and therefore may be deemed to "control" the fund.
5. THE SECOND PARAGRAPH UNDER THE HEADING "PUTNAM VT MONEY MARKET FUND - INSURANCE," IS REPLACED WITH THE FOLLOWING:
The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets. As of August 31, 1998, the fund's net assets totaled $609.46 million. Each of the money market funds that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable.

6. THE EXPENSE TABLE FOR THE CLASS IA SHARES OF PUTNAM VT HEALTH SCIENCES FUND, PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND AND PUTNAM VT INVESTORS FUND UNDER THE HEADING "COMMON INVESTMENT POLICIES AND TECHNIQUES - HOW THE TRUST IS MANAGED" IS REPLACED WITH THE FOLLOWING:


                                TOTAL     MANAGEMENT    OTHER
                               EXPENSES      FEES      EXPENSES
                               (after       (after      (after
                               expense     expense     expense
                             limitation) limitation) limitation)
Putnam VT Health Sciences
   Fund*                          0.90%       0.56%       0.34%
Putnam VT International
 Growth Fund*                   1.20%       0.73%       0.47%
Putnam VT Investors Fund*       0.85%       0.52%       0.33%
 PUTNAM VARIABLE TRUST
CLASS IB SHARES
PROSPECTUS - APRIL 30, 1998, AS REVISED JULY 2, 1998

Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios (collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Shares of each fund are currently divided into two classes:
class IA shares, offered pursuant to another prospectus, and class IB shares, offered hereby. The offering of class IB shares commenced as of the date of this prospectus.

AN INVESTMENT IN PUTNAM VT MONEY MARKET FUND IS NEITHER INSURED
NOR GUARANTEED BY THE U.S. GOVERNMENT.  THERE CAN BE NO ASSURANCE
THAT PUTNAM VT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PUTNAM VT HIGH YIELD FUND INVESTS PRIMARILY IN, AND PUTNAM VT DIVERSIFIED INCOME FUND MAY INVEST SIGNIFICANTLY IN, LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." THESE INVESTMENTS ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN EITHER FUND.

This prospectus explains concisely what you should know before investing in the Trust and should be read in conjunction with the prospectus for the separate account of the variable annuity or variable life insurance product that accompanies this prospectus. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Trust in the April 30, 1998, statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI, call Putnam Investor Services at 1-800-521-0538. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SHARES OF THE FUNDS ARE PRESENTLY AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY
CONTRACT AND VARIABLE LIFE INSURANCE POLICY SEPARATE ACCOUNTS OF
VARIOUS INSURANCE COMPANIES.


ABOUT THE TRUST

THE TRUST
 .................................................................
This section explains the Trust's relationship to various variable annuity and variable life insurance products and advises prospective investors to read the prospectus issued by the relevant insurance company for information about the annuity or insurance product.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
 .................................................................
Each of the funds is managed according to its own specific investment objective or objectives and identifies risks associated with a fund's investment policies. Read this section to make sure a fund's objectives are consistent with your own.

COMMON INVESTMENT POLICIES AND TECHNIQUES
 .................................................................
Certain investment policies and techniques apply to two or more of the funds. This section defines, describes, and explains these policies and techniques.

HOW PERFORMANCE IS SHOWN
 .................................................................
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

HOW THE TRUST IS MANAGED
 .................................................................
Consult this section for information about the Trust's management, allocation of its expenses, and how it purchases and sells securities.

ORGANIZATION AND HISTORY
 .................................................................
In this section, you will learn when the Trust was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

SALES AND REDEMPTIONS
 .................................................................
This section describes the terms under which shares may be purchased and redeemed by insurance company separate accounts.

DISTRIBUTION PLAN
 ................................................................
This section tells you what distribution fees are charged against the class IB shares.

HOW A FUND VALUES ITS SHARES
 .................................................................
This section explains how a fund determines the value of its shares.

HOW A FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION
 .................................................................
This section describes how fund dividends are paid to various insurance separate accounts. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

FINANCIAL INFORMATION
 .................................................................
This section informs you that each year you will receive semiannual and annual reports of the Trust.

ABOUT PUTNAM INVESTMENTS, INC.
 .................................................................
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

APPENDIX
Securities ratings
ABOUT THE TRUST

THE TRUST

The Trust is designed to serve as a funding vehicle for insurance separate accounts associated with variable annuity contracts and variable life insurance policies. The Trust presently serves as the funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of various insurance companies. You should consult the prospectus issued by the relevant insurance company for more information about a separate account. Shares of the Trust are offered to these separate accounts through Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for the Trust.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Each fund of the Trust has its own investment objective or objectives which it pursues through its own investment policies as described below. The particular objectives and policies of the funds can be expected to affect the return of each fund and the degree of market and financial risk to which each fund is subject. For more information about the investment strategies employed by the funds, see "Common investment policies and techniques." The investment objectives and policies of each fund may, unless otherwise specifically stated, be changed by the Trustees without a vote of the shareholders. As a matter of policy, the Trustees would not materially change the investment objective or objectives of a fund without shareholder approval. None of the funds is intended to be a complete investment program, and there is no assurance that any fund will achieve its objective or objectives.

Additional portfolios with differing investment objectives and policies may be created from time to time for use as funding vehicles for insurance company separate accounts or for other insurance products. In addition, the Trustees may, subject to any necessary regulatory approvals, eliminate any fund or divide any fund into two or more classes of shares with such special or relative rights and privileges as the Trustees may determine.

GLOSSARY

The following terms are frequently used in this prospectus. Many of these terms are explained in greater detail under "Common investment policies and techniques."

"PUTNAM MANAGEMENT" --  Putnam Investment Management, Inc., the
Trust's investment manager

"S&P" --  Standard & Poor's

"MOODY'S" --  Moody's Investors Service, Inc.

"U.S. GOVERNMENT SECURITIES" -- debt securities issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by Ginnie Mae, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Fannie Mae bonds.

"CMOS" --  collateralized mortgage obligations

"GINNIE MAE" --  Government National Mortgage Association

"FANNIE MAE" --  Federal National Mortgage Association

"FREDDIE MAC" --  Federal Home Loan Mortgage Corporation

PUTNAM VT ASIA PACIFIC GROWTH FUND

Putnam VT Asia Pacific Growth Fund's investment objective is to seek capital appreciation. In seeking capital appreciation, the fund will invest primarily in securities of companies located in Asia and in the Pacific Basin. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Management believes they would help achieve the fund's objective. The fund may hold a portion of its assets in cash and high-quality money market instruments.

THE FUND MAY INVEST IN SECURITIES OF ISSUERS LOCATED IN ANY COUNTRY IN ASIA OR THE PACIFIC BASIN WHERE PUTNAM MANAGEMENT BELIEVES THERE IS POTENTIAL FOR ABOVE-AVERAGE CAPITAL APPRECIATION. Such countries may include, for example, Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand.

IT IS ANTICIPATED THAT UNDER NORMAL MARKET CONDITIONS THE FUND WILL INVEST AT LEAST 85% OF ITS ASSETS IN SECURITIES OF COMPANIES LOCATED IN ASIA AND IN THE PACIFIC BASIN THAT PUTNAM MANAGEMENT BELIEVES HAVE POTENTIAL FOR CAPITAL APPRECIATION. The fund will consider an issuer of securities to be located in Asia or in the Pacific Basin if it is organized under the laws of a country in Asia or the Pacific Basin and has a principal office in a country in Asia or the Pacific Basin, if it derives 50% or more of its total revenues from business in Asia or the Pacific Basin, or if its equity securities are traded principally on a securities exchange in Asia or the Pacific Basin. It is anticipated that under normal circumstances the fund will invest at least 65% of its assets in securities of issuers meeting at least one of the first two criteria described in the preceding sentence. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments."

THE FUND WILL NOT LIMIT ITS INVESTMENTS TO ANY PARTICULAR TYPE OF COMPANY. The fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are thought to be undervalued. It may invest in small and relatively less well-known companies. These companies, which typically have equity market capitalizations below $1 billion, may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Debt securities in which the fund may invest will generally be rated at the time of purchase at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"), and in any event the fund will not invest in debt securities rated at the time of purchase less than Baa by Moody's and BBB by S&P, or unrated securities that Putnam Management determines are of comparable quality, if as a result more than 5% of the fund's assets would be invested in such securities. Debt securities rated Baa or BBB have speculative characteristics and adverse economic conditions may lead to a weakened capacity to pay interest and repay principal.

FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH INVESTING IN LOWER
RATED DEBT SECURITIES, SEE "COMMON INVESTMENT POLICIES AND
TECHNIQUES - LOWER-RATED AND OTHER FIXED INCOME SECURITIES."

In addition to engaging in the options and futures transactions described under "Common investment policies and techniques - Futures and options," the fund may purchase warrants, issued by banks and other financial institutions, whose values are based on the values of one or more stock indices.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets or in other markets outside Asia or the Pacific Basin. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may also engage in foreign currency exchange transactions and in transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT Asia Pacific Growth Fund will generally be managed in a style similar to that of Putnam Asia Pacific Growth Fund.

PUTNAM VT DIVERSIFIED INCOME FUND

Putnam VT Diversified Income Fund seeks high current income consistent with capital preservation. The fund pursues its investment objective by allocating its investments among the following three sectors of the fixed-income securities markets:

* a U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR, consisting primarily of debt obligations of the U.S. government, its agencies and instrumentalities;

* a HIGH YIELD SECTOR, consisting of primarily high-yielding, lower-rated, higher-risk U.S. and foreign corporate fixed-income securities; and

* an INTERNATIONAL SECTOR, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities denominated in foreign currencies.

PUTNAM MANAGEMENT BELIEVES THAT DIVERSIFYING THE FUND'S INVESTMENTS AMONG THESE SECTORS, AS OPPOSED TO INVESTING EXCLUSIVELY IN ANY ONE SECTOR, WILL BETTER ENABLE THE FUND TO PRESERVE CAPITAL WHILE PURSUING ITS OBJECTIVE OF HIGH CURRENT INCOME. Historically, the markets for U.S. government securities, high yielding corporate fixed-income securities, and debt securities of foreign issuers have tended to behave independently and have at times moved in opposite directions.
For example, U.S. government securities have generally been affected negatively by inflationary concerns resulting from increased economic activity. High-yield corporate fixed-income securities, on the other hand, have generally benefitted from increased economic activity due to improvements in the credit quality of corporate issuers. The reverse has generally been true during periods of economic decline. Similarly, U.S. government securities have often been negatively affected by a decline in the value of the dollar against foreign currencies, while the bonds of foreign issuers held by U.S. investors have generally benefitted from such decline. Putnam Management believes that, when financial markets exhibit such a lack of correlation, a pooling of investments among these markets may produce greater preservation of capital over the long term than would be obtained by investing exclusively in any one of the markets.

PUTNAM MANAGEMENT WILL DETERMINE THE AMOUNT OF ASSETS TO BE ALLOCATED TO EACH OF THE THREE MARKET SECTORS IN WHICH THE FUND WILL INVEST BASED ON ITS ASSESSMENT OF THE RETURNS THAT CAN BE ACHIEVED FROM A PORTFOLIO WHICH IS INVESTED IN ALL THREE SECTORS. In making this determination, Putnam Management will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each market sector based on current and historical market data for each sector, as well as on its own assessment of economic and market conditions. Although there are no fixed limits on allocations among sectors, including investments in the High Yield Sector, Putnam Management will continuously review this allocation of assets and make such adjustments as it deems appropriate. Because of the importance of sector diversification to the fund's investment policies, Putnam Management expects that a substantial portion of the fund's assets will normally be invested in each of the three market sectors.
The fund's assets allocated to each of these market sectors will be managed in accordance with particular investment policies, which are summarized below.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may invest in premium securities, engage in foreign currency exchange transactions, transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments.

Putnam VT Diversified Income Fund will generally be managed in a style similar to that of Putnam Diversified Income Trust.

U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR

THE FUND WILL INVEST ASSETS ALLOCATED TO THE U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR PRIMARILY IN U.S. GOVERNMENT SECURITIES. The fund may also purchase other fixed-income securities that are rated at least BBB or Baa by a nationally recognized securities rating agency such as S&P or Moody's, or, if unrated, are determined by Putnam Management to be of comparable quality. In purchasing securities for the U.S. Government and Investment Grade Sector, Putnam Management may take full advantage of the entire range of maturities of eligible fixed-income securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Under normal market conditions, the fund will invest at least 20% of its net assets in U.S. government securities, and at least 65% of the assets allocated to the U.S. Government and Investment Grade Sector will be invested in U.S. government securities.

The fund may invest assets allocated to the U.S. Government and Investment Grade Sector in a variety of debt securities, including asset-backed and mortgage-backed securities, such as CMOs and certain stripped mortgage-backed securities, that are issued by private U.S. issuers. For a description of these securities, and the risks associated with them, see "Common investment policies and techniques -- Mortgage-backed and assetbacked securities."

As noted above, with respect to assets allocated to the U.S. Government and Investment Grade Sector, the fund will only invest in privately issued debt securities that are rated at least BBB or Baa by a nationally recognized securities rating agency such as S&P or Moody's, or in unrated securities that Putnam Management determines are of comparable quality. The fund will not necessarily dispose of a security if its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

RISK FACTORS. U.S. government securities are considered among the safest of fixed-income investments, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of fund shares. Conversely, during periods of rising interest rates, the value of fund shares will generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities, and the fund expects that its portfolio will normally be weighted towards longer maturities. Because of their added safety, the yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.

While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the fund may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations.

HIGH YIELD SECTOR

THE FUND WILL INVEST ASSETS ALLOCATED TO THE HIGH YIELD SECTOR PRIMARILY IN HIGH YIELDING, LOWER-RATED, HIGHER RISK U.S. AND FOREIGN CORPORATE FIXED-INCOME SECURITIES, INCLUDING DEBT SECURITIES, CONVERTIBLE SECURITIES AND PREFERRED STOCKS. As discussed below, however, under certain circumstances the fund may invest all or any part of the High Yield Sector portfolio in higher-rated and unrated fixed-income securities. The fund will not necessarily invest in the highest yielding securities available if in Putnam Management's opinion the differences in yield are not sufficient to justify the higher risks involved.
The High Yield Sector may invest in any security which is rated at least Caa or CCC by a nationally recognized securities rating agency, such as Moody's or S&P or in any unrated security that Putnam Management determines is of comparable quality. In addition, the High Yield Sector may invest up to 5% of its net assets in securities rated below Caa or CCC by each rating agency rating such security, or in unrated securities that Putnam Management determines are of comparable quality. No more than 5% of the net assets of the fund, regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities rated below Caa or CCC by a nationally recognized securities rating agency, or, if unrated, determined by Putnam Management to be of comparable quality. Securities rated below Caa or CCC are of poor standing and may be in default.
The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. The rating services' descriptions of these rating categories, including the speculative characteristics of the lower categories, are included in the Appendix to this prospectus.
The table below shows the percentages of fund assets invested during fiscal 1997 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by another rating agency, and in unrated securities determined by Putnam Management to be of comparable quality.


                RATED SECURITIES,      UNRATED SECURITIES OF
                 AS PERCENTAGE OF      COMPARABLE QUALITY, AS
RATING              NET ASSETS        PERCENTAGE OF NET ASSETS
------            -------------       ------------------------
"AAA"                  0.04%                       --
"AA"                     --                        --
"A"                    0.06%                       --
"BBB"                  0.27%                       --
"BB"                   6.09%                    0.25%
"B"                   21.86%                    4.86%
"CCC"                  2.94%                    0.06%
"CC"                   0.34%                       --
"C"                      --                        --
"D"                    0.13%                       --
                      ------                    ----
Total                 31.73%                    5.17%
                      ======                    =====

For a description of the risks associated with investments in fixed-income securities, including lower-rated fixed-income securities, see "Common investment policies and techniques -Lower-rated and other fixed-income securities."

The fund may invest assets allocated to the High Yield Sector in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to the more general investment considerations applicable to fixed-income investments, participations and assignments involve the risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the fund. The fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.
The fund may also invest assets allocated to the High Yield Sector in lower-rated securities of foreign corporate and governmental issuers denominated either in U.S. dollars or in foreign currencies. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments."
The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risk than investing in developed markets. INTERNATIONAL SECTOR
THE FUND WILL INVEST THE ASSETS ALLOCATED TO THE INTERNATIONAL SECTOR IN DEBT OBLIGATIONS AND OTHER FIXED-INCOME SECURITIES, PRIMARILY THOSE OF NON-U.S. ISSUERS. THESE SECURITIES INCLUDE:
* debt obligations issued or guaranteed by foreign, national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;

*  debt obligations of supranational entities (described below);
   and

* debt obligations and other fixed-income securities of foreign corporate issuers and similar non-U.S. dollar denominated securities of U.S. corporate issuers.

Investments in the International Sector are not subject to any limitation based on securities ratings (other than the limitation set forth below) and may be denominated in any currency, including the U.S. dollar. To the extent a security is assigned a different rating by one or more rating agencies, Putnam Management will use the highest rating assigned by any agency.
No more than 5% of the net assets of the fund, regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities that are rated below Caa or CCC by a nationally recognized securities rating agency, or, if unrated, are determined by Putnam Management to be of comparable quality. Investments in fixed income securities of foreign governments and supranational entities will be allocated to the International Sector. The High Yield Sector and the International Sector may make investments in foreign corporate fixed income securities.

In the past, yields available from securities denominated in foreign currencies have often been higher than those of securities denominated in U.S. dollars. Putnam Management will consider expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank, and the Inter-American Development Bank. The governmental members or "stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowing. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves, and net income.

For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -Foreign investments."
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

Putnam VT The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

In seeking its objective, the fund may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The fund's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The proportion invested in each type of security is not fixed, although ordinarily no more than 75% of the fund's assets consist of common stocks and that portion of the value of convertible securities attributable to conversion rights. The fund may, however, at times invest more than 75% of its assets in such securities if Putnam Management determines that unusual market or economic conditions make it appropriate to do so. The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time.

For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -Foreign investments."

The fund may invest in both higher-rated and lower-rated fixed income securities. See "Common investment policies and techniques -- Lower-rated and other fixed-income securities.

The fund will invest in securities rated at least B by a nationally recognized securities rating agency, such as S&P or Moody's, or unrated securities that Putnam Management determines are of comparable quality. The foregoing investment limitation will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Securities rated B (and comparable unrated securities) are predominantly speculative and have large uncertainties or major exposures to adverse conditions. Securities rated lower than Baa or BBB (and comparable unrated securities) are sometimes referred to as "junk bonds." The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are included in the appendix to this prospectus.
The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.
Putnam VT The George Putnam Fund of Boston will generally be managed in a style similar to that of The George Putnam Fund of Boston.
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
The investment objective of Putnam VT Global Asset Allocation Fund is to seek a high level of long-term total return consistent with preservation of capital. By seeking total return, the fund seeks to increase the value of the shareholder's investment through both capital appreciation and investment income. "Total return" includes interest and dividend income, net of expenses, and realized and unrealized capital gains and losses on securities. The fund invests in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. The fund's portfolio may include securities in the following four investment categories, which in the judgment of Putnam Management represent large, well-differentiated classes of securities with distinctive investment characteristics:
   U.S. Equities
   International Equities
   U.S. Fixed Income
   International Fixed Income

The amount of fund assets assigned to each investment category will be reevaluated by Putnam Management at least quarterly based on Putnam Management's assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may invest in premium securities, engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments.

The portion of the fund's assets invested in each investment category will be managed as a separate investment portfolio in accordance with that category's particular investment objectives and policies, independently of the fund's overall objective. The following is a description of the investment objectives and policies of each investment category:

U.S. EQUITIES. The objective of the U.S. Equities category is to seek both capital growth and, to a lesser extent, current income through equity securities. This category's portfolio will include equity securities selected primarily to provide one or more of the following factors: growth in value, capital protection and dependable income. Investments will be made in companies, large or small, whose earnings are believed to be in a relatively strong growth trend or whose securities are thought to be undervalued. The fund may invest in small and relatively less well-known companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

INTERNATIONAL EQUITIES. The objective of the International Equities category is to seek capital appreciation. This category's portfolio will be invested in securities principally traded in foreign securities markets. These securities will primarily be common stocks or securities convertible into common stocks. Investments will be made in companies, large or small, whose earnings are believed to be in a relatively strong growth trend or whose securities are thought to be undervalued. The fund may invest in small and relatively less well-known companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may fluctuate in value more than securities of larger, more established companies. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

U.S. FIXED INCOME. The objective of the U.S. Fixed Income category is to seek high current income through a portfolio of fixed-income securities which in the judgment of Putnam Management does not involve undue risk to principal or income. The U.S. Fixed Income category may invest in any fixed-income securities Putnam Management considers appropriate, including U.S. government securities, debt securities, mortgage-backed and asset-backed securities, convertible securities and preferred stocks of non-governmental issuers.

Whereas certain U.S. government securities in which the fund may invest, such as U.S. Treasury obligations and Ginnie Mae certificates, are supported by the full faith and credit of the United States, other fixed-income securities in which the fund may invest are subject to varying degrees of risk of default depending upon, among other factors, the creditworthiness of the issuer and the ability of the borrower, or, in the case of mortgage-backed securities, the mortgagor, to meet its obligations. While the credit risks presented by differing types of fixed-income securities vary, the values of all fixed-income securities change as interest rates fluctuate.

For a description of the risks associated with investments in mortgage-backed and asset-backed securities, see "Common investment policies and techniques -- Mortgage-backed and asset backed securities."

INTERNATIONAL FIXED INCOME. The investment objective of the International Fixed Income category is to seek high current income by investing principally in debt securities denominated in foreign currencies which are issued by foreign governments and governmental or supranational agencies. This category may also invest in other privately issued debt securities, convertible securities and preferred stocks principally traded in foreign securities markets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

GENERAL. Putnam Management will adjust the percentage of the fund's assets in each investment category from time to time based upon its market outlook and its analysis of longer-term trends. The fund may from time to time invest in all or any one of the investment categories as Putnam Management may consider appropriate in response to changing market conditions.

The fund will not purchase fixed-income securities rated below Caa or CCC by each nationally recognized securities rating agency, such as S&P or Moody's, rating such security or, if unrated, determined by Putnam Management to be of comparable quality, if, as a result more than 5% of the fund's total assets would be invested in securities of that quality. In addition, the fund will not purchase fixed-income securities rated at the time of purchase below Baa or BBB by each rating agency rating such security, or, if unrated, determined to be of comparable quality by Putnam Management, if, as a result, more than 35% of the fund's total assets would be invested in securities of that quality.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

For a description of the risks of investing in fixed-income securities, including lower-rated fixed-income securities
(commonly known as "junk bonds"), see "Common investment policies and techniques -- Lower-rated and other fixed-income securities."



PUTNAM VT GLOBAL GROWTH FUND

Putnam VT Global Growth Fund seeks capital appreciation. The fund is designed for investors seeking above-average capital growth potential through a globally diversified portfolio of common stocks. Dividend and interest income is only an incidental consideration. In seeking capital appreciation, the fund follows a global investment strategy of investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States. The fund may at times invest up to 100% of its assets in securities principally traded in securities markets outside the United States, and will, under normal market conditions, invest at least 65% of its assets in at least three different countries, one of which may be the United States. In unusual market circumstances where Putnam Management, believes that foreign investing may involve undue risks, 100% of the fund's assets may be invested in the United States. The fund may hold a portion of its assets in cash and money market instruments.

The fund will not limit its investments to any particular type of company. It may invest in companies, large or small, whose earnings Putnam Management believes to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities Putnam Management believes to be undervalued. It may invest in small and relatively less well-known companies. Investing in securities of smaller, less well-known companies may present greater opportunities for capital appreciation, but may also involve greater risks. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may fluctuate in value more than prices of securities of larger, more established companies.

Putnam Management believes that the securities markets of many nations move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a globally diversified portfolio, Putnam Management attempts to reduce the risks associated with investing in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may enter into other types of "over-the-counter" transactions with broker-dealers or other financial institutions such as "swap" contracts, in which its investment return will depend on the change in value of a specified security or index. The fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same times, or at the same prices, as if it had purchased comparable publicly traded securities.

Putnam VT Global Growth Fund will generally be managed in a style similar to that of Putnam Global Growth Fund.

PUTNAM VT GROWTH AND INCOME FUND

Putnam VT Growth and Income Fund seeks capital growth and current income as its investment objectives. The fund invests primarily in common stocks that offer potential for capital growth, current income, or both. The fund may also purchase corporate bonds, notes and debentures, preferred stocks, convertible securities (both debt securities and preferred stocks) or U.S. government securities, if Putnam Management determines that their purchase would help further the fund's investment objectives. The types of securities held by the fund may vary from time to time in light of the fund's investment objectives, changes in interest rates, and economic and other factors. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may invest in both higher-rated and lower-rated fixed-income securities. The risks associated with fixed-income securities, including lower-rated fixed-income securities (commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed-income securities."

The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT Growth and Income Fund will generally be managed in a style similar to that of The Putnam Fund for Growth and Income.

PUTNAM VT HEALTH SCIENCES FUND

Putnam VT Health Sciences Fund seeks capital appreciation by investing at least 80% of its assets (other than assets invested in U.S. government securities, short-term debt obligations, and cash or money market instruments) in common stocks and other securities of companies in the health sciences industries, except when Putnam Management believes alternative strategies are appropriate to protect the fund against a market decline.
The fund concentrates its investments in a limited group of industries. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective. The fund invests mainly in common stocks of companies in the health sciences industries, but may also invest a portion of its assets in other industries and may invest in fixed-income securities. The fund seeks to purchase securities that will rise in value; current income is only a minor consideration. The fund invests primarily in common stocks, but may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may hold a portion of its assets in cash and money market instruments.
THE HEALTH SCIENCES INDUSTRIES
The fund provides investors with a portfolio of companies in the health sciences industries. The health sciences industries include companies that Putnam Management considers to be principally engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases, disorders or other medical conditions. The following examples illustrate the wide range of products and services provided by these industries:
     * PHARMACEUTICALS, including ethical (prescription) and proprietary (nonprescription) drugs, drug administration products, and chemical or biological components used in diagnostic testing.

     * HEALTH CARE SERVICES, including hospitals, clinical test laboratories, convalescent and mental health care facilities, rehabilitation centers, and products and services for home health care.

     * APPLIED RESEARCH AND DEVELOPMENT, including scientific research toward developing drugs, processes and technologies with possible commercial applications.

     * MEDICAL EQUIPMENT AND SUPPLIES, including sophisticated electronic equipment used in chemical analysis and diagnostic testing, surgical and medical instruments, and other special products.

Putnam Management considers a particular company to be "principally engaged" in the health sciences industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from those industries. Under normal market conditions, the fund will invest at least 65% of its assets in securities of issuers meeting at least one of these 50% tests. Putnam Management also considers a company to be "principally engaged" in these industries if it believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in the health sciences industries. The fund does not anticipate that companies in the latter category will represent more than 15% of the fund's investments in the health sciences industries.

While the fund's portfolio will normally include securities of established suppliers of traditional products and services, the fund may invest without limit in smaller companies which may benefit from the development of new products and services. While many major U.S. corporations are involved in the health sciences industries, smaller and less seasoned companies represent a substantial portion of this field, particularly in the area of emerging medical technologies. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies, and only in the over-the-counter market or on a regional securities exchange. As a result, the prices of these securities may fluctuate more erratically, and to a greater degree, than the prices of securities of other issuers.

Because the fund's investments are concentrated in the health sciences industries, the value of its shares is especially affected by factors relating to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. For example, many products and services are subject to risk of rapid obsolescence caused by technological and scientific advances. In addition, the health sciences industries are generally subject to greater government regulation than many other industries.
Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities and equipment by health care providers. Changes in reinvestment rates and methods, including changes in governmental payment systems and the increased use of managed care arrangements, may affect the revenues and expenses of health care service providers.

The fund is a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that, with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). With respect to the remaining 50% of the fund's total assets, the fund may invest up to 25% of its total assets in the securities of each of any two issuers (and may invest without limit in U.S. government securities). To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

The fund may invest in securities, including but not limited to, those companies in the health sciences industries, principally traded in foreign markets, and expects that such investments will not ordinarily exceed 30% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT Health Sciences Fund will generally be managed in a style similar to that of Putnam Health Sciences Trust.

PUTNAM VT HIGH YIELD FUND

The primary investment objective of Putnam VT High Yield Fund is to seek high current income. Capital growth is a secondary objective when consistent with high current income.

The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly known as "junk bonds"), constituting a portfolio which Putnam Management believes does not involve undue risk to income or principal. Normally, at least 80% of the fund's assets will be invested in debt securities, convertible securities or preferred stocks that are consistent with its primary investment objective of high current income. The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objective of high current income. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also invest in premium securities, engage in foreign currency exchange transactions, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund seeks its secondary objective of capital growth, when consistent with its primary objective of high current income, by investing in securities which may be expected to appreciate in value as a result of declines in long-term interest rates or as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. Putnam Management believes that such opportunities for capital appreciation often exist in the securities of smaller capitalization companies which have the potential for significant growth. These securities may involve greater risks than the securities of larger, more established issuers.

The fund may generally invest in any security which is rated at least Caa or CCC by a nationally recognized securities rating agency, such as S&P or Moody's, or in any unrated security which Putnam Management determines is of comparable quality. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The fund may invest up to 15% of its assets in securities rated below Caa or CCC by each rating agency rating such security, including securities in the lowest rating category of each rating agency, or in unrated securities Putnam Management determines are of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. For a discussion of the risks associated with investments in fixed-income securities, including lower-rated fixed-income securities, see "Common investment policies and techniques -Lower-rated and other fixed-income securities." The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.
The table below shows the percentages of fund assets invested during fiscal 1997 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by another rating agency, and in unrated securities determined by Putnam Management to be of comparable quality.


                RATED SECURITIES,      UNRATED SECURITIES OF
                 AS PERCENTAGE OF      COMPARABLE QUALITY, AS
RATING              NET ASSETS        PERCENTAGE OF NET ASSETS
------          -----------------     ------------------------
"AAA"                 0.47%                      --
"AA"                    --                  --  "A"    0.18%
--
"BBB"                 0.70%                      --
"BB"                 13.29%                   0.21%
"B"                  57.36%                  13.40%
"CCC"                 5.44%                   0.11%
"CC"                  0.81%                      --
"C"                     --                       --
"D"                   0.33%                      --
                     ------                  -----
Total                78.58%                  13.72%
                     ======                  ======

The fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to the more general investment considerations applicable to fixed-income investments, participations and assignments involve the risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the fund. The fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

Putnam VT High Yield Fund will generally be managed in a style similar to that of Putnam High Yield Advantage Fund.

PUTNAM VT INTERNATIONAL GROWTH FUND

Putnam VT International Growth Fund seeks capital appreciation.

The fund seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam
Management believes purchasing them would help achieve the fund's objective. The fund will, under normal circumstances, invest at least 65% of its total assets in securities of issuers located in at least three different countries other than the United States. The fund may hold a portion of its assets in cash or money market instruments.

The fund will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States.

The fund will not limit its investments to any particular type of company. The fund may invest in companies, large or small, whose earnings Putnam Management believes are to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are, in the opinion of Putnam Management, undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets for financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

Putnam Management believes that the securities markets of many nations move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of foreign securities, Putnam Management attempts to reduce the risks associated with being invested in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risk than investing in developed markets. See "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT International Growth Fund will generally be managed in a style similar to that of Putnam International Growth Fund.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

Putnam VT International Growth and Income Fund seeks capital growth. Current income is a secondary objective.

The fund will invest primarily in common stocks that Putnam Management believes offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that Putnam Management believes offer potential for current income. Under normal market conditions, the fund expects to invest substantially all of its assets in securities principally traded on markets outside the United States. The fund will normally diversify its investments among a number of different countries and, except when investing for defensive purposes, will invest at least 65% of its total assets in at least three countries other than the United States. The fund may invest in securities of issuers in emerging market countries, as well as securities of issuers in more developed countries. Investing in emerging market countries involves special risks. For a discussion of the risks of foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also purchase corporate bonds, notes and debentures, preferred stocks, securities convertible into common stock or other equity securities, or U.S. or foreign government securities if Putnam Management determines that their purchase would help further the fund's investment objectives.

The types of securities held by the fund may vary from time to time in light of the fund's investment objectives, changes in interest rates, and economic and other factors. When selecting portfolio securities for the fund that have the potential for capital growth, Putnam Management will seek to identify securities that are significantly undervalued in relation to underlying asset values or earnings potential. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

The fund may invest a portion of its assets in securities of small-capitalization companies (defined for these purposes as companies with equity market capitalizations of less than $1 billion). These securities may involve certain special risks. Such companies may have limited product lines, markets or financial resources, and may be dependent on a limited management group. Such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the fund may experience some difficultly in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Common stocks of foreign issuers have historically offered lower yields than common stocks of comparable U.S. issuers. In addition, foreign withholding taxes may further reduce the amount of income available for distribution to fund shareholders. As a result, the fund's yield is expected to be lower than that of funds with similar investment objectives that invest primarily in U.S. issuers. See "How the fund makes distributions to shareholders."

The fund may invest in fixed-income securities rated at least C by a nationally recognized securities rating agency, such as S&P or Moody's, and in unrated securities which Putnam Management determines to be of comparable quality. The risks associated with fixed-income securities, including lower-rated fixed-income securities (commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT International Growth and Income Fund will generally be managed in a style similar to that of Putnam International Growth and Income Fund.
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

Putnam VT International New Opportunities Fund seeks long-term capital appreciation.

The fund seeks to invest in companies that have above-average growth prospects due to the fundamental growth of their market sector. Under normal market conditions, the fund expects to invest substantially all of its total assets, other than cash or short-term investments held pending investment, in common stocks, preferred stocks, convertible preferred stocks, convertible bonds and other equity securities principally traded in securities markets outside the United States. The fund will normally diversify its investments among a number of different countries and, except when investing for defensive purposes, will invest at least 65% of its assets in at least three different countries other than the United States.

Putnam Management believes that different market sectors in different countries will experience different rates of growth depending on the state of economic development of each country. As a result, Putnam Management seeks to identify those market sectors which will experience above-average growth in three broad categories of economies: less developed economies, developing economies that have experienced sustained growth over the recent past, and mature economies. Within the identified growth sectors of each type of economy, Putnam Management seeks to invest in particular companies that offer above-average growth prospects. The sectors in which the fund will invest are likely to change over time and may include a variety of industries. Subject to the fund's investment restrictions, the fund may invest up to one half of its assets in any one sector. The fund's emphasis on particular sectors may make the value of the fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the fund's shares may fluctuate more than the value of the shares of such an investment company. The fund may also invest a portion of its assets in market sectors other than those that Putnam Management believes will experience above-average growth if Putnam Management believes that such investments are consistent with the fund's investment objective of long-term capital appreciation.

The securities markets of less developed economies and of many developing economies are sometimes referred to as "emerging markets." Although the amount of the fund's assets invested in emerging securities markets will vary over time, Putnam Management currently expects that a substantial portion of the fund's assets will be invested in emerging markets. These markets are generally characterized by limited trading volume and greater volatility and, as a result, the fund may be subject to greater risks to the extent of its investments in such markets.

Companies in the fund's portfolio may include small, rapidly growing companies with equity market capitalizations of less than $1 billion. These companies may present greater opportunities for capital appreciation, but may also involve greater risk.
They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and, as a result, the fund's total return over certain periods may be less than that of other equity mutual funds.

The fund invests primarily in common stocks and other equity securities, but may also invest up to 10% of its total assets in non-convertible debt securities if Putnam Management believes they would help achieve the fund's objective of long-term capital appreciation. The fund may invest in securities in the lowerrated categories. Securities in the lower-rated categories are considered to be predominantly speculative and may be in default. See "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The fund may also hold a portion of its assets in cash or high-quality money market instruments.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.
Putnam VT International New Opportunities Fund will generally be managed in a style similar to that of Putnam International New Opportunities Fund.
PUTNAM VT INVESTORS FUND
Putnam VT Investors Fund seeks long-term growth of capital and any increased income that results from this growth. The fund is designed for investors seeking long-term growth of capital from a portfolio primarily consisting of quality common stocks.
Putnam VT Investors Fund invests primarily in common stocks that Putnam Management believes afford the best opportunity for capital growth over the long term. Though common stocks are normally the fund's main investments, the fund may also purchase convertible bonds, convertible preferred stocks, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective. The fund may also hold a portion of its assets in cash or money market instruments.
In seeking the fund's objective of long-term growth of capital, Putnam Management considers three main factors:
     1.   The general outlook for the economy.
     2. A study of various industries to determine those with the best possibilities for long-term growth.

          3. A detailed study of what appear to be the most promising individual companies.

In the evaluation of a company, more consideration is given to growth potential than to dividend income. Putnam Management believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position will prove more profitable in the long run than simply seeking current dividend income. Although the fund's investments are not limited to any particular type of company, Putnam Management currently expects that the fund will invest a substantial portion of its assets in common stocks of companies with equity market capitalizations of more than $1 billion. The fund may also invest in common stocks of companies with equity market capitalizations below this level. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time. For a discussion of risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments. The fund may engage in a variety of foreign currency exchange transactions in connection with it foreign investment, including transactions involving futures contracts, forward contracts and options.
The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.
Putnam VT Investors Fund will generally be managed in a style similar to that of Putnam Investors Fund.
PUTNAM VT MONEY MARKET FUND
Putnam VT Money Market Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. It is designed for investors seeking current income with stability of principal.
THE FUND INVESTS IN A PORTFOLIO OF HIGH-QUALITY MONEY MARKET INSTRUMENTS. EXAMPLES OF THESE INSTRUMENTS INCLUDE:
* BANK CERTIFICATES OF DEPOSIT (CDS): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

* BANKERS' ACCEPTANCES: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

* PRIME COMMERCIAL PAPER: high-grade, short-term obligations issued by banks, corporations and other issuers.

* CORPORATE OBLIGATIONS: high-grade, short-term corporate obligations other than prime commercial paper.

* MUNICIPAL OBLIGATIONS: high-grade, short-term municipal obligations.

* U.S. GOVERNMENT SECURITIES: marketable securities issued or guaranteed as to principal and interest by the U.S.
   government or by its agencies or instrumentalities.

* REPURCHASE AGREEMENTS: contracts under which the fund acquires U.S. Treasury or U.S. government agency obligations for a relatively short period subject to the agreement of the seller to repurchase and the fund to resell such obligations at a fixed time and price (representing the fund's cost plus interest).

The fund will invest only in high-quality securities that Putnam Management believes present minimal credit risk. High-quality securities are securities rated at the time of acquisition in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or if the security is unrated, judged to be of equivalent quality by Putnam Management. The fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

The fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders will be notified and this prospectus supplemented.

Considerations of liquidity and preservation of capital mean that the fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The fund will also invest to take advantage of what Putnam Management believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the fund, may result in frequent changes in the fund's portfolio. Portfolio turnover may give rise to capital gains. The fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.
See "Management -- Portfolio Transactions -- Brokerage and research services" in the SAI for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

The value of the securities in the fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Although the fund's investment policies are designed to minimize these changes and maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

The fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of Putnam Management, the yield, marketability and availability of investments meeting the fund's quality standards in those industries justify any additional risks associated with the concentration of the fund's assets in those industries. The fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to Putnam Management's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the fund.
The fund may invest without limit in U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposits and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments subject the fund to investment risks different from those associated with domestic investments. For a discussion of the risks associated with foreign investments, See "Common investment policies and techniques -- Foreign investments."

The fund may also lend its portfolio securities. For a discussion of this strategy and the risks associated with it, see "Common investment policies and techniques" below.

INSURANCE

The fund, along with four other Putnam money market funds, has purchased insurance, which, among other things, will insure the fund against a decrease in the value of a security held by it due to the issuer's default or bankruptcy. Most securities and instruments in which the funds invest, other than U.S. Government securities, are covered by this insurance. Although the insurance, which is subject to certain conditions, may provide the fund with some protection in the event of a decrease in value of certain of its portfolio securities due to default or bankruptcy, the policy does not insure or guarantee that the fund will maintain a stable net asset value of $1.00 per share.

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets. As of March 31, 1998, the fund's net assets totaled $387.78 million. Each of the money market funds that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable.

Putnam VT Money Market Fund will generally be managed in a style similar to that of Putnam Money Market Fund.

PUTNAM VT NEW OPPORTUNITIES FUND

Putnam VT New Opportunities Fund seeks long-term capital appreciation. The fund seeks its objective by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

The fund will generally invest in companies which Putnam Management identifies as offering the best prospects for longterm growth within a particular sector. Current dividend income is only an incidental consideration. The fund invests primarily in common stocks, but may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may invest in foreign securities, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments." The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.
The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam Management has identified the following sectors of the economy, and examples of industries within these sectors, as having an above-average growth potential over the next three to five years:
  PERSONAL COMMUNICATIONS - long distance telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;
  MEDIA/ENTERTAINMENT - cable television system operators, cable television network programmers, casino operators, film entertainment providers, theme park operators, radio and television stations, billboard advertising providers;
  MEDICAL TECHNOLOGY/COST-CONTAINMENT - home and outpatient care, medical device companies, biotechnology, health care information services, physician practice management, managed care providers;

  ENVIRONMENTAL SERVICES - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

  APPLIED/ADVANCED TECHNOLOGY - database software, application software, entertainment software, networking software, computer systems integrators, information services companies, semiconductors, manufacturing technology;

  PERSONAL FINANCIAL SERVICES - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

  VALUE-ORIENTED CONSUMING - retailers, restaurants, hotel chains, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or services at lower prices or offering greater perceived value than competitors.

In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above-average growth.

The sectors described above represent Putnam Management's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The fund will not necessarily be invested in each of the seven market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one sector.

The fund will invest in securities that Putnam Management believes offer above-average long-term growth opportunities. As a result of the fund's long-term investment strategy, it is possible that the fund's total return over certain periods may be less than that of other equity investment vehicles.

The fund seeks to invest in companies that offer above-average growth prospects in their particular sector of the economy, without regard to a company's size. Companies in the fund's portfolio will range from small, rapidly growing companies to larger, well-established firms. It may invest in small and relatively less well-known companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

The fund will normally emphasize investments in particular economic sectors. Although the fund will not invest more than 25% of its assets in any one industry, the fund's emphasis on particular sectors of the economy may make the value of the fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the fund's shares may fluctuate more than the value of the shares of a more diversified investment company.

Putnam VT New Opportunities Fund will generally be managed in a style similar to that of Putnam New Opportunities Fund.

PUTNAM VT NEW VALUE FUND

Putnam VT New Value Fund seeks long-term capital appreciation.

The fund will invest primarily in common stocks that Putnam Management believes are undervalued at the time of purchase and have the potential for long-term capital appreciation. The fund is unlike most equity mutual funds in that its investments will be comprised of a relatively small number of issuers (currently expected to be approximately 40 to 50). Because Putnam Management evaluates securities for the fund based on their longterm potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. Putnam Management's investment decisions for the fund may be contrary to those of most other investors.

In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, current and projected dividend rates, competitive position and current and projected future earnings. Putnam Management currently expects that a portion of the fund's investments will include common stocks that offer the potential for above-average current income.

The fund's investments may include widely-traded common stocks of larger companies as well as common stocks of small companies with equity market capitalizations below $1 billion. These companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Common stocks and other equity securities are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of long-term capital appreciation. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments.

The fund may invest in both higher-rated and lower-rated fixed income securities, and is not subject to any restrictions based on credit ratings. See "Common investment policies and techniques -- Lower-rated and other fixed-income securities."

The fund may also hold a portion of its assets in cash or high quality money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT New Value Fund will generally be managed in a style similar to that of Putnam New Value Fund.

PUTNAM VT OTC & EMERGING GROWTH FUND

Putnam VT OTC & Emerging Growth Fund seeks capital appreciation. The fund invests primarily in common stocks traded in the overthe-counter ("OTC") market and common stocks of "emerging growth" companies listed on securities exchanges. The fund is designed for investors willing to assume above-average risk in return for above-average capital growth potential. The fund may trade securities for short-term profits.

The fund invests primarily in common stocks of small- to medium sized companies with equity capitalizations of less than $5 billion that Putnam Management, believes have potential for capital appreciation significantly greater than that of the market averages. Under normal market conditions, the fund will invest at least 65% of its total assets in common stocks that are traded in the OTC market (that is, stocks not listed on any national, regional or foreign stock exchange) or are issued by "emerging growth" companies. "Emerging growth" companies are companies determined by Putnam Management to have a leading or proprietary position in a growing industry or gaining market share in an established industry, particularly companies which have developed a new way to do business within that industry. These companies may range from startups, or recently organized companies, to mature companies with long, established operating histories.

The companies in which the fund invests may offer greater opportunities for capital appreciation than larger, more established companies, but investments in such companies may involve certain special risks. OTC listed and emerging growth companies may have limited product lines, markets or financial resources and may be dependent on a limited management group. Many OTC and emerging growth stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may fluctuate more sharply than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Though common stocks are normally the fund's main investment, it may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities without being subject to any limitation based on securities ratings if Putnam Management believes they would help achieve the fund's objective. Securities in the lower-rated categories are considered to be primarily speculative and may be in default.
See "Common investment techniques -- Lower-rated and other fixed income securities." Dividend and interest income is not a consideration in the selection of portfolio investments.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets although the fund's investments in foreign securities may exceed this amount.
For a discussion of the risks associated with foreign investments, see "Common investment techniques -- Foreign investments."

Putnam VT OTC & Emerging Growth Fund will generally be managed in a style similar to that of Putnam OTC & Emerging Growth Fund.

PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

Putnam VT U.S. Government and High Quality Bond Fund seeks current income consistent with preservation of capital. The fund invests primarily in U.S. government securities and in other debt obligations rated at least A by a nationally recognized securities rating agency, such as S&P or Moody's, or, if not rated, determined by Putnam Management to be of comparable quality. For a more detailed description of security ratings, see the Appendix to this prospectus. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Putnam Management will allocate the fund's assets between U.S. government securities and other high quality bonds, depending on its assessment of market conditions and the relative investment returns available from such securities. The fund will not, however, make any investment, if, as a result, less than 25% of the value of its assets would be invested in U.S. government securities. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also invest in premium securities, engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these strategies and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam Management may take full advantage of the entire range of maturities of U.S. government securities and other high quality bonds and may adjust the average maturity of the fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (less than one year to five years, for example) and at other times may be relatively long (more than 10 years, for example).

The fund may also invest in high quality mortgage-backed and asset-backed securities. For a description of these securities, and the risks associated with them, see "Common investment policies and techniques -- Mortgage-backed and asset-backed securities."

U.S. government securities and other high quality bonds do not involve the degree of credit risk associated with investments in lower quality fixed-income securities, although, as a result, the yields available from U.S. government securities and other high quality bonds are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities and other high quality bonds change as interest rates fluctuate. Fluctuations in the value of the fund's securities will not affect interest income on securities already held by the fund, but will be reflected in the fund's net asset value. Since the magnitude of these fluctuations generally will be greater at times when the fund's average maturity is longer, under certain market conditions the fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

The investment objective of Putnam VT Utilities Growth and Income
Fund is to seek capital growth and current income. The fund concentrates its investments in securities issued by companies in the public utilities industries.

The fund will seek its objective by investing under normal circumstances at least 65% of its total assets in equity and debt securities of companies in the public utilities industries. Equity securities in which the fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. The fund may invest up to 20% of its total assets in securities that are rated below BBB or Baa by a nationally recognized securities rating agency, such as S&P or Moody's, or, if unrated, are determined by Putnam Management to be of comparable quality. The fund is not subject to any other restrictions based on securities ratings. Securities rated below BBB and Baa (and comparable unrated securities) are commonly known as "junk bonds." See "Common investment policies and techniques" for a discussion of lower-rated and other fixedincome securities and the risks associated with them. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. The fund may invest in debt and equity securities of issuers in other industries if Putnam Management believes they will help achieve the fund's objective.

Companies in the public utilities industries include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric or gas energy or other types of energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). Putnam Management deems a particular company to be in the public utilities industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

The portion of the fund's assets invested in equity securities and in debt securities will vary from time to time in light of the fund's investment objective, changes in interest rates, and economic and other factors. Although the fund expects that in the near term it will invest substantial portions of its assets in both equity securities and in debt securities, the fund may invest all of its assets in either equity or debt securities.
The fund may hold a portion of its assets in cash and money market instruments.

The fund may invest up to 25% of its assets in securities principally traded in foreign markets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

Since the fund's investments are concentrated in the utilities industries, the value of its shares can be expected to change in response to factors affecting those industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Many utility companies, especially electric, gas and other energy-related utility companies, have historically been subject to risks of increase in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a return sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

In recent years, regulatory changes in the United States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Putnam Management believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Although Putnam Management seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the fund will benefit from any such changes.

Foreign utility companies may be more heavily regulated than U.S. utility companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utility companies also often have lower dividend yields than U.S. utility companies. The fund's investments in foreign issuers may include recently privatized enterprises, in which the fund's participation may be limited or otherwise affected by local law. There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.
In addition, the stock of certain of these enterprises may be held by a small group of stockholders, whose sale of a portion or all of the stock may adversely affect the value of the stock of any such enterprise.

Investments in securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than would likely be the case with investments in securities with higher credit ratings. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether continued investment in the security would serve the fund's investment objective.
The fund is "non-diversified." This means that it may invest its assets in a limited number of issuers. In order to qualify as a "regulated investment company" under the Internal Revenue Code (see "How a fund makes distributions to shareholders; tax information" below), the fund generally may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. government securities and, with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). Thus the fund may invest up to 25% of its total assets in the securities of each of any two issuers. Because of the limited number of issuers in the public utilities industries, the fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of industries. This practice involves an increased risk of loss to the fund if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline.

Putnam VT Utilities Growth and Income Fund will generally be managed in a style similar to that of Putnam Utilities Growth and Income Fund. Because the latter fund is "diversified," however, Putnam VT Utilities Growth and Income Fund's portfolio may consist of securities of a smaller number of issuers than the portfolio of that fund.

PUTNAM VT VISTA FUND

Putnam VT Vista Fund seeks capital appreciation. It is designed for investors seeking above-average capital growth potential, which involves certain risks.

The fund invests in a diversified portfolio of common stocks which Putnam Management believes have the potential for aboveaverage capital appreciation. These may include widely-traded common stocks of larger companies as well as common stocks of smaller, less well known companies. Putnam Management expects that, under normal market conditions, the fund will generally invest principally in the equity securities of medium-sized companies. While the definition of "medium-sized" companies will change over time in response to market conditions, Putnam Management believes that such companies currently include those in the Russell Midcap Growth Index, as well as other companies with equity market capitalizations ranging from approximately $450 million to $10 billion. Such securities are often referred to as "midcap stocks."

In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, competitive position, projected future earnings and dividends, and other investment criteria. Current income will be only an incidental consideration in the selection of investments.

Investment opportunities may be sought among securities of large, widely traded companies as well as securities of smaller, less well-known companies. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

The fund may at times invest a portion of its assets in common stocks Putnam Management believes are significantly undervalued. In selecting such common stocks, Putnam Management will focus on industries and issuers it considers to have particular possibilities for long-term capital appreciation due to potential growth of earnings which, in the judgment of Putnam Management, is not fully reflected in current market prices. In selecting undervalued securities, Putnam Management may make investment judgments contrary to those of most investors.

Although common stocks are normally the fund's main investments, the fund may purchase preferred stocks, debt securities, convertible securities (both bonds and preferred stocks) and warrants if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may purchase debt securities rated at the time of purchase at least C by a nationally recognized securities rating agency, such as S&P or Moody's, and unrated securities determined by Putnam Management to be of comparable quality. Securities in the lowerrated categories are considered to be primarily speculative and may be in default. The risks associated with fixed-income securities, including lower-rated fixed-income securities (commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. The fund may also hold a portion of its assets in cash or money market instruments and may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT Vista Fund will generally be managed in a style similar to Putnam Vista Fund.
PUTNAM VT VOYAGER FUND

Putnam VT Voyager Fund seeks capital appreciation. It is designed for investors willing to assume above-average risk in return for above-average capital growth potential. The fund invests primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages. The fund may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective. The fund may also hold a portion of its assets in cash and money market instruments and may invest up to 20% of its assets in foreign securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund's investments may include widely-traded common stocks of larger companies as well as common stocks of smaller, less well known issuers. The fund generally invests a portion of its assets in the securities of small- to medium-sized companies with equity market capitalizations of less than $3 billion. Investing in these companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume and only in the over-the counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

Putnam VT Voyager Fund will generally be managed in a style similar to Putnam Voyager Fund.

GENERAL

As indicated above, certain of the funds are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results.

COMMON INVESTMENT POLICIES AND TECHNIQUES

DIVERSIFICATION POLICIES

Each fund (other than Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT RISKS FOR EACH FUND'S SHAREHOLDERS. These restrictions prohibit a fund with respect to 75% of its total assets (with respect to 50% of its total assets in the case of Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) from holding more than 10% of the voting securities of any one issuer.* They also prohibit a fund from investing more than:

(a) (with respect to 75% of total assets for all funds other than Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund with respect to 50% of its total assets for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income
Fund) 5% of its total assets in securities of any one issuer other than the U.S. government;*

(b) 25% of its total assets in any one industry (securities of the U.S. government, its agencies or instrumentalities are not considered to represent any industry); except that Putnam VT Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries and Putnam VT Health Sciences Fund may invest more than 25% of its assets in the health sciences industries; and except that Putnam VT Money Market Fund may invest more than 25% of its assets in (i) the banking industry, (ii) the personal credit institution or business credit institution industries or (iii) any combination of the above, when, in the opinion of Putnam Management yield differentials make such investments desirable.*

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

The Money Market Fund has not invested more than 10% of its net assets in the types of securities listed in item (c) and has no current intention of doing so.

Restrictions marked with an asterisk (*) above are summaries of fundamental policies. See the SAI for the full text of these policies and other fundamental policies. Except as otherwise noted in the SAI, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any nonfundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

DEFENSIVE STRATEGIES

At times, Putnam Management may judge that conditions in the securities markets make pursuing a fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, a fund may invest without limit in cash or cash equivalents, money-market instruments, short-term bank obligations, high-rated fixed-income securities or preferred stocks or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies would be used.

PORTFOLIO TURNOVER

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover." As a result of a fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.
Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs in connection with the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. A high portfolio turnover for a fund may lead to higher brokerage costs. Portfolio turnover rates for the most recent fiscal year of each fund (other than Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund,
Putnam VT Investors Fund and Putnam VT OTC &     Emerging Growth
Fund, each of which commenced operations on April 30, 1998, and Putnam VT Money Market Fund, for which portfolio turnover rates are not required to be disclosed by the Securities and Exchange Commission) were as follows:

Putnam VT Asia Pacific Growth Fund            102.92%
Putnam VT Diversified Income Fund             282.56%
Putnam VT Global Asset Allocation Fund        181.05%
Putnam VT Global Growth Fund                  158.37%
Putnam VT Growth and Income Fund               64.96%
Putnam VT High Yield Fund                      84.61%
Putnam International Growth Fund               75.18%
Putnam International Growth and Income Fund    53.20%
Putnam International New Opportunities Fund   131.89%
Putnam VT New Opportunities Fund               71.78%
Putnam VT New Value Fund                       64.15%
Putnam VT U.S. Government and High            194.29%
  Quality Bond Fund
Putnam VT Utilities Growth and Income Fund     42.46%
Putnam VT Vista Fund                           75.43%
Putnam VT Voyager Fund                         82.00%

While it is impossible to predict a fund's portfolio turnover rate, Putnam Management, based on its experience, believes that such rate will not exceed 150% for Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund and Putnam VT Investors Fund, and 300% for Putnam VT OTC & Emerging Growth Fund.

INVESTMENTS IN PREMIUM SECURITIES

To the extent described above, certain of the funds may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.

A fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the fund's risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of a fund's portfolio investments will likely bear coupon rates that are higher than current market rates, regardless of whether such securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of fund shares. As a result, an investor who purchases fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on a fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in a fund, investors may find it useful to compare the fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

FOREIGN INVESTMENTS
Each fund may invest in securities of foreign issuers including securities that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares (other than Putnam VT Money Market Fund) may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. Each fund (other than Putnam VT Money Market Fund) may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject a fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, a fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the fund's assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

The fund's investments in securities of issuers located in emerging market countries may include securities issued by foreign governmental issuers through the exchange of existing commercial bank loans to such countries for new bonds in connection with debt restructurings, including Brady Bonds, which are issued under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. These securities may have no (or only limited) collateralization, and the payment of interest and principal may be dependent on the willingness and the ability of the foreign governmental issuer to make payment in accordance with the terms of the security.

Each fund expects that its investments in foreign securities generally will not exceed the percentage of its total assets indicated above in its relevant section, although its investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOR MORE INFORMATION ABOUT FOREIGN SECURITIES AND THE RISKS
ASSOCIATED WITH INVESTMENT IN SUCH SECURITIES, SEE THE SAI.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

TO THE EXTENT DESCRIBED ABOVE, CERTAIN OF THE FUNDS MAY ENGAGE IN FOREIGN CURRENCY EXCHANGE TRANSACTIONS TO MANAGE THEIR EXPOSURE TO FOREIGN CURRENCIES. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging"). Each such fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law.

A fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A fund may also purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes, a fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes, a fund may also purchase or sell exchange-listed and over-thecounter call and put options on foreign currency futures contracts and on foreign currencies.
A fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, a fund may purchase or sell, on exchanges or in overthe-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets.
In connection with position hedging, a fund may also purchase or sell foreign currency on a spot basis.
A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund. Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.
Each fund may also engage in non-hedging currency transactions.  For example, Putnam Management may
                                      believe that exposure to a
                                      currency is in the fund's best
                                      interest but that securities
                                      denominated in that currency
                                      will not assist the fund in
                                      meeting its objective.  In that
                                      case the fund may, for example,
                                      purchase a currency forward
                                      contract or option in order to
                                      increase its exposure to the
                                      currency.
The decision as to whether and to what extent a fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a fund will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Futures and options." The SAI also contains additional information concerning a fund's use of foreign currency exchange transactions.

FUTURES AND OPTIONS

FUTURES AND OPTIONS ON FUTURES. To the extent described above, each fund may buy and sell stock index futures contracts ("index futures"). An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time a fund enters into and terminates an index futures transaction, the fund realizes a gain or loss. A fund may also, to the extent consistent with its investment objectives and policies, buy and sell call and put options on index futures or stock indexes. A fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment. In addition, if a fund's investment policies permit it to invest in foreign securities, such fund may invest in futures and options on foreign securities, for hedging purposes and for nonhedging purposes.
The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

To the extent described above, each fund may also buy and sell futures contracts and related options with respect to U.S. government securities and options directly on U.S. government securities. Putnam Management believes that, under certain market conditions, price movements in U.S. government securities futures and related options may correlate closely with securities in which such funds may invest and may, as a result, provide hedging opportunities for the funds. Such funds may engage in U.S. government securities futures and related options transactions for hedging purposes and for nonhedging purposes, such as to substitute for direct investment or to manage their effective duration. Duration is a commonly used measure of the longevity of debt instruments.

OPTIONS. As described above, certain of the funds may, to the extent consistent with their investment objectives and policies, seek to increase current return by writing covered call and put options on securities such funds own or in which they may invest. A fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When a fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A fund may also, to the extent consistent with its investment objectives and policies, buy and sell put and call options, including combinations of put and call options on the same underlying security. The use of these strategies may be limited by applicable law.

RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES

OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. The effective use of options and futures strategies depends on a fund's ability to terminate its options and futures positions at times when Putnam Management deems it desirable to do so. Although a fund will enter into an option or futures contract position only if Putnam Management believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which a fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that a fund will enter into such option contracts with particular securities dealers who make markets in these options. A fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the values of the securities, currencies or indexes underlying the futures and options purchased and sold by a fund, of the option or futures contract itself, and of the securities or currencies which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

A MORE DETAILED EXPLANATION OF FUTURES AND OPTIONS TRANSACTIONS,
INCLUDING THE RISKS ASSOCIATED WITH THEM, IS INCLUDED IN THE SAI.

LOWER-RATED AND OTHER FIXED-INCOME SECURITIES

As described above, certain of the funds may invest in lowerrated fixed-income securities (commonly known as "junk bonds"). Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories of a nationally recognized rating agency (below Baa or BBB) or from unrated securities of comparable quality. Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this prospectus.


Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Putnam Management considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Putnam Management's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earning prospects.

At times, a substantial portion of fund assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so, or a fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value.

In order to enforce its rights in the event of a default of these securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect the fund's net asset value.

THE VALUES OF FIXED-INCOME SECURITIES FLUCTUATE IN RESPONSE TO CHANGES IN INTEREST RATES. A decrease in interest rates will generally result in an increase in the value of fund assets. Conversely, during periods of rising interest rates, the value of fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic and business conditions affecting the specific industries of their issuers.

Changes by nationally recognized securities rating agencies in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value.
INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THE RISKS OF OWNING SHARES OF A MUTUAL FUND WHICH INVESTS IN LOWER-RATED SECURITIES BEFORE ALLOCATING A PORTION OF THEIR INSURANCE INVESTMENT TO A FUND THAT INVESTS IN SUCH SECURITIES.

The lower ratings of certain securities held by a fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by a fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values placed on such securities. In the absence of a liquid trading market for its portfolio securities, a fund at times may be unable to establish the fair value of such securities.

The rating assigned to a security by a nationally recognized securities rating agency, such as Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When a fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.
A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting a fund's investment objective.
Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
A fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently.
Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain investment grade securities in which a fund may invest share some of the risk factors discussed above with respect to lower-rated securities.
FOR ADDITIONAL INFORMATION REGARDING THE RISKS ASSOCIATED WITH INVESTING IN SECURITIES IN THE LOWER RATING CATEGORIES, SEE THE SAI.
EACH FUND (OTHER THAN PUTNAM VT MONEY MARKET FUND) MAY INVEST UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES. Putnam Management believes that opportunities to earn high yields may exist from time to time in securities which are illiquid and which may be considered speculative. The sale of these securities is usually restricted under federal securities laws. As a result of illiquidity, the fund may not be able to sell these securities when Putnam Management considers it desirable to do so or may have to sell them at less than fair market value.
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
As described above, certain of the funds may invest in assetbacked and mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities. CMOs and other mortgage backed securities represent participations in, or are secured by, mortgage loans and include:
- Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class.


Each fund may also invest in asset-backed securities. Assetbacked securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

The yield to maturity on an IO or PO class of stripped mortgage backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

In either event, the secondary market for stripped mortgagebacked securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. A fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. A fund (other than Putnam VT Money Market Fund) may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral or completing the transaction.

DERIVATIVES

Certain of the instruments in which each fund (except Putnam VT Money Market Fund) may invest, such as futures contracts, options, forward contracts and CMOs, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

HOW PERFORMANCE IS SHOWN

FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE PERFORMANCE INFORMATION. For funds other than Putnam VT Money Market Fund, "yield" for each class is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "Common investment policies and techniques -- Investments in premium securities." For Putnam VT Money Market Fund, "yield" for each class represents an annualization of the change in value of an investment (excluding any capital changes) in the fund for a specific seven-day period; "effective yield" for each class compounds that yield for a year and is, for that reason, greater than the fund's yield.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a fund. Total return may also be presented for other periods. To the extent that there is a difference between the total return and yield quoted for Putnam VT Money Market Fund, yield will more closely effect the current earnings of the fund.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with a fund's investment objective or objectives and policies. These factors should be considered when comparing a fund's investment results with those of other mutual funds and other investment vehicles.

Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable with respect to these insurance products. Insurance related charges and expenses are not reflected in the funds' performance information. As a result of such insurance related charges and expenses, an investor's return under the insurance product would be lower.

For performance information through the funds' most recent fiscal year, see "Investment Performance of the Trust" in the SAI.

HOW THE TRUST IS MANAGED

THE TRUSTEES ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF TRUST BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Trust and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Trust's other affairs and business.

The Trust pays Putnam Management a quarterly fee for these services based on average net assets. See the SAI.

Putnam Management's Global Asset Allocation Committee has primary responsibility for the day-to-day management of Putnam VT Global Asset Allocation Fund.
The following officers of Putnam Management have had primary responsibility for the day-to-day management of the indicated funds' portfolios since the years stated below:
                                   Business experience
Fund name               Year       (at least 5 years)
---------------------   -------    -------------------------
PUTNAM VT ASIA PACIFIC
 GROWTH FUND

David K. Thomas         1995       Employed as an investment
                        Senior Vice President
                                   professional by Putnam
                                   Management since 1987.

Paul Warren             1997       Employed as an investment
                        Senior Vice President
                                   professional by Putnam
                                   Management since 1997.  Prior
                                   to May, 1997, Mr. Warren was a
                                   Director at IDS Fund
                                   Management.  Prior to August,
                                   1994, Mr. Warren was a Director
                                   at Pilgrim Baxter Associates
                                   and prior to March, 1994, Mr.
                                   Warren was a Director at
                                   Prudential Asia.

PUTNAM VT DIVERSIFIED
  INCOME FUND

William Kohli           1994       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1994.  Prior
                                   to September, 1994, Mr. Kohli
                                   was Executive Vice President,
                                   and Co-Director of Global Bond
                                   Management and, prior to
                                   October, 1993, Mr. Kohli was
                                   Senior Portfolio Manager at
                                   Franklin Advisors/Templeton
                                   Investment Counsel.

Jennifer E. Leichter    1993       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1987.

Michael Martino         1994       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1994.  Prior
                                   to January, 1994, Mr. Martino
                                   was employed by Back Bay
                                   Advisors in the positions of
                                   Executive Vice President and
                                   Chief Investment Officer.

Gail S. Attridge        1997       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since November, 1993.
                                   Prior to November, 1993,  Ms. Attridge
                                   was an Analyst at Keystone Custody
                                   International.

Robert M. Paine         1998       Employed as an investment
Senior Vice President              professional by Putnam Management
                                   since 1987.
PUTNAM VT THE GEORGE
 PUTNAM FUND OF BOSTON
Edward P. Bousa                    Employed as an investment
Senior Vice President   1998       professional by Putnam
                                   Management since
                                   1992.

PUTNAM VT GLOBAL
 GROWTH FUND

Anthony W. Regan        1996       Employed as an investment
Senior Managing Director           professional by Putnam
                                   Management since 1987.
Michael K. Arends                  1997 Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since November,
                                   1997.  Prior to 1997, Mr.
                                   Arends was employed by Phoenix
                                   Duff & Phelps as a Managing
                                   Director, Equities.  Prior to
                                   August, 1994, Mr. Arends was
                                   employed as a Portfolio Manager
                                   with Kemper Financial Services.

Ami T. Kuan Danoff      1996       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1993.  Prior
                                   to April, 1993, Ms. Danoff
                                   attended the MIT Sloan School
                                   of Management.


Kelly A. Morgan         1997       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1996.  Prior
                                   to December, 1996, Ms. Morgan
                                   was a Senior Vice President at
                                   Alliance Capital Management
                                   L.P.

Robert Swift                       1996 Employed as an investment
                                   Senior Vice President
                                   professional by Putnam
                                   Management since 1995.  Prior
                                   to August, 1995, Mr. Swift was
                                   Director and Senior Portfolio
                                   Manager at IAI
                                   International/Hill Samuel
                                   Investment Advisors.

PUTNAM VT GROWTH AND
 INCOME FUND

Anthony I. Kreisel      1993       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1986.

David L. King           1993       Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1983.

Sheldon N. Simon                   1997 Employed as an investment
Senior Vice President
                                   professional by Putnam
                                   Management since 1984.

PUTNAM VT HEALTH SCIENCES
 FUND

Richard B. England      1998       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1992.

David G. Carlson     1998          Employed as an
Senior Vice President              investment professional by
                                   Putnam Management since
                                   December 1992.

PUTNAM VT HIGH
 YIELD FUND

Rosemary H. Thomsen     1997       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1986.

PUTNAM VT INTERNATIONAL
 GROWTH FUND

Justin M. Scott         1996       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1988.

Omid Kamshad            1996       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1996.  Prior
                                   to January, 1996, Mr. Kamshad
                                   was Director of Investments at
                                   Lombard Odier International and
                                   prior to April, 1995, he was
                                   Director at Baring Asset
                                   Management Company.

PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME FUND

Justin M. Scott         1996       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1988.

PUTNAM VT INTERNATIONAL
 NEW OPPORTUNITIES FUND

Robert Swift                       1996 Employed as an investment
                                   Senior Vice President
                                   professional by Putnam
                                   Management since 1995.  Prior
                                   to August, 1995, Mr. Swift was
                                   Director and Senior Portfolio
                                   Manager at IAI
                                   International/Hill Samuel
                                   Investment Advisors.

J. Peter Grant          1996       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1973.
Ami T. Kuan Danoff      1996       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1993.  Prior
                                   to April, 1993, Ms. Danoff
                                   attended the MIT Sloan School
                                   of Management.


Stephen Oler            1998       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1997. Prior
                                   to June, 1997, Mr. Oler was a
                                   Vice President at Templeton
                                   Investments, and prior to
                                   March, 1996 was a Senior Vice
                                   President at Baring Asset
                                   Management Co.

Deborah S. Farrell      1998       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1997. Prior
                                   to May, 1997, Ms. Farrell was a
                                   Portfolio Manager at Emerging
                                   Markets Investors
Corporation, and prior to May,          1994, Ms. Farrell was
Division                           Manager, Asian Capital
Markets, at International               Finance Corporation.

PUTNAM VT INVESTORS
 FUND

                        C. Beth Cotner  1998 Employed as an
                                   investment Senior Vice
                                   President      professional by
                                   Putnam Management since 1995.
                                   Prior to September, 1995, Ms.
                                   Cotner was Executive Vice
                                   President of Kemper Financial
                                   Services.

Richard England         1998       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1992.  Prior
                                   to December, 1992, Mr. England
                                   was an investment Officer at
                                   Aetna Equity Investors.

Manuel H. Weiss         1998       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1987.

PUTNAM VT MONEY
 MARKET FUND

Joanne Driscoll         1997       Employed as an investment
Vice President                          professional by Putnam
                                   Management since 1995.  Prior
                                   to April, 1995, Ms. Driscoll
                                   was a Graduate Teaching
                                   Assistant in the Finance
                                   Department at Northeastern
                                   University and prior to
                                   September, 1994, Ms. Driscoll
                                   was a Financial Associate at
                                   Bank of Boston.  Prior to June,
                                   1993, Ms. Driscoll was an
                                   Investment Associate at Bay
                                   Banks Investment Management.

PUTNAM VT NEW
 OPPORTUNITIES FUND

Carol C. McMullen                  1996      Employed as an
                                   investment
Managing Director                       professional by Putnam
                                   Management since 1995.  Prior
                                   to June, 1995, Ms. McMullen was
                                   Senior Vice President of Baring
                                   Asset Management.

Daniel L. Miller        1994       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1983.

PUTNAM VT NEW VALUE FUND

David L. King           1996       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1983.

PUTNAM VT OTC & EMERGING
 GROWTH FUND

Steven L. Kirson        1998       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1989.

Michael J. Mufson       1998       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1993.  Prior
                                   to June, 1993, Mr. Mufson was
                                   Senior Equity Analyst at Stein
                                   Roe & Farnham.

PUTNAM VT U.S.
 GOVERNMENT AND HIGH
 QUALITY BOND FUND

Michael Martino         1998       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1994.  Prior
                                   to January, 1994, Mr. Martino
                                   was employed by Back Bay
                                   Advisors in the positions of
                                   Executive Vice President and
                                   Chief Investment Officer.

PUTNAM VT UTILITIES
 GROWTH AND INCOME FUND

Jeanne L. Mockard       1998       Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1990.

Christopher A. Ray      1995       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1992.  Prior
                                   to December, 1992, Mr. Ray was
                                   Vice President and Portfolio
                                   Manager at Scudder, Stevens &
                                   Clark, Inc.

PUTNAM VT VISTA FUND

Eric Wetlaufer          1997       Employed as an investment
                        Managing Director         professional by
                                   Putnam Management since 1997.
                                   Prior to November, 1997, Mr.
                                   Wetlaufer was employed as a
                                   Managing Director and Portfolio
                                   Manager at Cadence Capital
                                   Management.

David J. Santos         1996       Employed as an investment
Vice President                          professional by Putnam
                                   Management since 1986.

Anthony C. Santosus     1996       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1985.

PUTNAM VT VOYAGER FUND


Robert R. Beck          1995       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1989.

Roland W. Gillis        1995       Employed as an investment
Managing Director                       professional by Putnam
                                   Management since 1995.  Prior
                                   to March, 1995, Mr. Gillis was
                                   Senior Vice President at
                                   Keystone Custodian Funds, Inc.

Michael P. Stack        1997       Employed as an investment
                        Senior Vice President
                                   professional by Putnam
                                   Management since 1997.  Prior
                                   to November, 1997, Mr. Stack
                                   was employed as a Senior Vice
                                   President and Portfolio Manager
                                   at Independence Investment
                                   Associates, Inc.

Charles H. Swanberg     1994       Employed as an investment
Senior Vice President                   professional by Putnam
                                   Management since 1984.

The Trust, on behalf of the funds, pays all expenses not assumed by Putnam Management, including Trustees' fees and auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust also reimburses Putnam Management for the compensation and related expenses of certain officers of the Trust and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees. Expenses of the Trust directly charged or attributable to a fund will be paid from the assets of that fund. General expenses of the Trust will be allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be based on the nature of the services performed and their relative applicability to, or the relative assets of, the funds.

Putnam Management places all orders for purchases and sales of the securities of each fund. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider, if permitted by law, sales of shares of the other Putnam funds as a factor in the selection of broker-dealers.

EXPENSE LIMITATIONS. In order to limit the expenses of Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Vista Fund during their start-up periods, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the funds) through December 31, 1998, to the extent that expenses of the funds (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, and payments under the funds' distribution plan with respect to class IB shares) would exceed the annual rate of 0.85%, 0.90%, 1.20%, 1.20%, 1.60%,
0.85%, 1.10%, 0.90% and 1.05%, respectively, of the fund's average net assets.

For the purpose of determining any such limitation on Putnam
Management's compensation, expenses of the funds will not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

With Trustee approval, any expense limitation may be terminated earlier, in which event shareholders would be notified and this prospectus would be revised.

The following table summarizes total expenses for class IB shares, including management fees but excluding any separateaccount related charges and expenses of the funds. The table is based on information for class IA shares for the year ended December 31, 1997, and has been restated to reflect the 12b-1 fees assessed on class IB shares. For funds that have been in operation for less than a full year, total expenses and management fees are based on estimated expenses for the first full fiscal year as a percentage of each fund's average net assets:


                           TOTAL     MANAGEMENT 12B-1     OTHER
                           EXPENSES     FEES     FEES   EXPENSES

Putnam VT Asia
  Pacific Growth Fund         1.22%      0.80%     0.15%   0.27%
Putnam VT Diversified
  Income Fund                 0.95%      0.69%     0.15%   0.11%
Putnam VT The George Putnam
  Fund of Boston*             1.00%      0.49%     0.15%   0.36%
Putnam VT Global
  Asset Allocation Fund       0.92%      0.66%     0.15%   0.11%
Putnam VT Global
  Growth Fund                 0.90%      0.60%     0.15%   0.15%
Putnam VT Growth and
   Income Fund                0.66%      0.47%     0.15%   0.04%
Putnam VT Health Sciences
 Fund*                        1.05%      0.56%     0.15%   0.34%
Putnam VT High Yield Fund     0.87%      0.66%     0.15%   0.06%
Putnam VT International
  Growth Fund*                1.35%      0.73%     0.15%   0.47%
Putnam VT International
  Growth and Income Fund      1.27%      0.80%     0.15%   0.32%
Putnam VT International
  New Opportunities Fund*     1.75%      0.92%     0.15%   0.68%
Putnam VT Investors Fund*     1.00%      0.52%     0.15%   0.33%
Putnam VT Money Market Fund   0.69%      0.45%     0.15%   0.09%
Putnam VT New
  Opportunities Fund          0.78%      0.58%     0.15%   0.05%
Putnam VT New Value Fund      1.00%      0.70%     0.15%   0.15%
Putnam VT OTC & Emerging
 Growth Fund*                 1.05%      0.56%     0.15%   0.34%
Putnam VT U.S. Government
  and High Quality Bond Fund  0.84%      0.61%     0.15%   0.08%
Putnam VT Utilities Growth
  and Income Fund             0.89%      0.67%     0.15%   0.07%
Putnam VT Vista Fund          1.02%      0.65%     0.15%   0.22%
Putnam VT Voyager Fund        0.74%      0.54%     0.15%   0.05%
* The management fees and "Other expenses" shown in the table reflect an expense limitation. In the absence of an expense limitation, management fees, "Other expenses" and total fund operating expenses would have been:

                             Total      Management   12b-1       Other
                             Expenses   Fees         Fees        Expenses
Putnam VT The George
   Putnam Fund of Boston+      1.16%      0.65%        0.15%       0.36%
Putnam VT Health Sciences
   Fund+                       1.19%      0.70%        0.15%       0.34%
Putnam VT International
   Growth Fund                 1.42%      0.80%        0.15%       0.47%
Putnam VT International New
  Opportunities Fund         2.03%      1.20%        0.15%       0.68%
Putnam VT Investors Fund+    1.13%      0.65%        0.15%       0.33%
Putnam VT OTC & Emerging
   Growth Fund+                1.19%      0.70%        0.15%       0.34%

+ Estimated management fees, "Other expenses" and total fund operating expenses.

In accordance with SEC policy, the expenses shown in these tables do not reflect the application of credits related to brokerage service and expense offset arrangements that reduce certain fund expenses.

ORGANIZATION AND HISTORY

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty series of shares, each representing a separate investment portfolio which is being offered through separate accounts of various insurance companies. Each portfolio is a diversified investment company, except for Putnam VT Health Sciences Fund and
Putnam VT Utilities Growth and Income Fund, both of which are non diversified investment companies.

Prior to January 1, 1997, Putnam VT Asia Pacific Growth Fund was known as PCM Asia Pacific Growth Fund, Putnam VT Diversified Income Fund was known as PCM Diversified Income Fund, Putnam VT Global Asset Allocation Fund was known as PCM Global Asset Allocation Fund, Putnam VT Global Growth Fund was known as PCM Global Growth Fund, Putnam VT Growth and Income Fund was known as PCM Growth and Income Fund, Putnam VT High Yield Fund was known as PCM High Yield Fund, Putnam VT Money Market Fund was known as PCM Money Market Fund, Putnam VT New Opportunities Fund was known as PCM New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund was known as PCM U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund was known as PCM Utilities Growth and Income Fund, and Putnam VT Voyager Fund was known as PCM Voyager Fund. Until September 1, 1993, Putnam VT Global Asset Allocation Fund was known as PCM Multi-Strategy Fund.

Any series of shares of the Trust may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares are offered pursuant to another prospectus at net asset value and are not subject to fees imposed pursuant to a distribution plan. Class IB shares are offered pursuant to this prospectus at net asset value and are subject to fees imposed pursuant to a distribution plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act. Only class IB shares are offered by this prospectus. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.


The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

THE TRUST'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred
P. Sloan School of Management, Massachusetts Institute of Technology; JAMESON ADKINS BAXTER, President, Baxter Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; JOHN A. HILL, Chairman and Managing Director, First Reserve Corporation; RONALD J. JACKSON, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Trustee of Salem Hospital and the Peabody Essex Museum; PAUL L. JOSKOW,* Professor of Economics and Management, Massachusetts Institute of Technology, Director, New England Electric System, State Farm Indemnity Company and Whitehead Institute for Biomedical Research; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; JOHN H. MULLIN, III, Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc., Alex. Brown Realty, Inc., and The Liberty Corporation; ROBERT E. PATTERSON, President and Trustee of Cabot Industrial Trust and Trustee of the SEA Education Association; DONALD S. PERKINS,* Director of various corporations, including Cummins Engine Company, Inc., Lucent Technologies Inc., Nanophase Technologies, Inc., and Springs Industries, Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; A.J.C. SMITH,* Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; W. THOMAS STEPHENS, President and Chief Executive Officer, MacMillan Bloedel Ltd. Director of Qwest Communications and New Century Energies; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Cabot Industrial Trust, Massachusetts General Hospital and Eastern Utilities Associates. The Trust's Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the Trust, Putnam Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

SALES AND REDEMPTIONS

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine the funds available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW A FUND VALUES ITS SHARES

THE TRUST CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH FUND BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

Except for securities held by Putnam VT Money Market Fund, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. The Trust values the portfolio investments of Putnam VT Money Market Fund at amortized cost pursuant to Rule 2a-7 under the 1940 Act.

HOW A FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration. Each of the other funds will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles solely for such separate accounts invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies (see "Taxes" in the SAI) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments.
In that case, a fund's yield on those securities would be decreased.

Fund transactions in foreign currencies and hedging activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a fund's income distributions to constitute a return of capital for tax purposes or require a fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Internal Revenue Code could subject a fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

FINANCIAL INFORMATION

It is expected that owners of the variable annuity contracts and variable life insurance policies who have contract or policy values allocated to the funds will receive an unaudited semiannual financial statement and an audited annual financial statement for such funds. These reports show the investments owned by each fund and provide other relevant information about the fund.

ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the Trust and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the Trust. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the Trust.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

APPENDIX

SECURITIES RATINGS

THE FOLLOWING RATING SERVICES DESCRIBE RATED SECURITIES AS
FOLLOWS:

MOODY'S INVESTORS SERVICE, INC.

BONDS

AAA -- Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA -- Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking, or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA -- Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA -- Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA -- Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.
NOTES
MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
COMMERCIAL PAPER
Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:
-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity
to meet its financial commitment on the obligations.   Adverse
business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to met its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.


A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


DUFF & PHELPS CORPORATION


LONG-TERM DEBT


AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.


BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.


B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.
C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.
PUTNAM VARIABLE TRUST                       PUTNAM VARIABLE TRUST

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER
Putnam Investment Management, Inc.
One Post Office Square                      PROSPECTUS
Boston, MA 02109                            APRIL 30, 1998, AS
                                            REVISED JULY 2, 1998
MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203 Providence,
RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL

Ropes & Gray
One International Place Boston,
MA 02110

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

PUTNAMINVESTMENTS
      P.O. Box 989
      Boston, Massachusetts 02103
      Toll-free 1-800-225-1581
      www.putnaminv.com





PROSPECTUS SUPPLEMENT                                  44679 7/98
DATED JULY 13, 1998 TO:

PUTNAM VARIABLE TRUST
PROSPECTUSES DATED APRIL 30, 1998
IN THE SECTION ENTITLED "HOW THE TRUST IS MANAGED," THE CHART INDICATING THE OFFICERS OF PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM MANAGEMENT") THAT HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO OF PUTNAM VT UTILITIES GROWTH AND INCOME FUND IS REPLACED WITH THE FOLLOWING:
                                        Business experience
Officer                  Year           (at least 5 years)
-------                  ----           -------------------------
-

Putnam VT Utilities Growth and Income Fund

Jeanne Mockard           1998           Employed as an investment
Senior Vice President                        professional by
Putnam
                                        Management since 1990.

Christopher A. Ray            1995           Employed as an
investment
Senior Vice President                        professional by
Putnam
                                        Management since 1992

S:\funds\pvt\suppleme\supp2.doc

46096 9/98

PROSPECTUS SUPPLEMENT DATED SEPTEMBER 1, 1998 TO:

PUTNAM VARIABLE TRUST (the "Trust")
Prospectuses dated April 30, 1998

In the section entitled "How the Trust is managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam Management") that have primary responsibility for the day-to-day management of the portfolio of Putnam VT Growth and Income Fund is replaced with the following:

                              Business Experience
                    Year      (at least 5 years)

PUTNAM VT GROWTH AND
INCOME FUND

Hugh Mullin          1998       Employed as an investment
professional by
Managing Director               Putnam Management since 1986.

David L. King         1993      Employed as an investment
professional by
Managing Director               Putnam Management since 1983.

Sheldon N. Simon      1997      Employed as an investment
professional by
Senior Vice President           Putnam Management since 1984.


46096
                                                HV-2266
                                                NS 20626
                                                47402


Prospectus Supplement    46432 9/98
dated September 30, 1998 to: -------------------------------------
----------------------------

PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 1998 and prospectus dated April 30,
1998, as revised July 2, 1998

1.  THE FOLLOWING TABLES ARE ADDED TO THE SECTION ENTITLED
"FINANCIAL HIGHLIGHTS"

The following tables present per share financial information for Class IB Shares. The "Report of independent accountants" and financial statements included in the Trust's annual report to shareholders for the 1997 fiscal year are incorporated by reference into this prospectus. The Financial information for the six months ended June 30, 1998 is unaudited. The unaudited financial statements included in the Trust's semi-annual report are incorporated by reference into this prospectus. The Trust's annual report and semi-annual report, which contain additional unaudited performance information, are available without charge upon request.

CLASS IB SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                    INVESTMENT OPERATIONS                  LESS
DISTRIBUTIONS:
                                                 NET                                   FROM                     NET
                    NET ASSET                REALIZED AND     TOTAL        FROM        NET                     ASSET
                      VALUE,        NET       UNREALIZED       FROM        NET       REALIZED                  VALUE
PERIOD              BEGINNING   INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT   GAIN ON       TOTAL       END OF
ENDED               OF PERIOD     INCOME     INVESTMENTS    OPERATIONS    INCOME   INVESTMENTS
DISTRIBUTIONS       PERIOD

PUTNAM VT ASIA PACIFIC GROWTH FUND
June 30, 1998*++       $8.57        $.01        $(0.83)       $(0.82)      $-            $-            $-      $7.75
PUTNAM VT DIVERSIFIED INCOME FUND
June 30, 1998*++      $10.95        $.13         $(.14)        $(.01)      $-            $-            $-      $10.94

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
June 30, 1998*++      $10.00        $.05(a)(b)   $(.08)(g)     $(.03)      $-            $-            $-      $9.97

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
June 30, 1998*++      $18.16        $.10          $.18          $.28       $-            $-            $-      $18.44

PUTNAM VT GLOBAL GROWTH FUND
June 30, 1998*++      $18.03        $.04          $.81          $.85       $-            $-            $-      $18.88

PUTNAM VT GROWTH AND INCOME FUND
June 30, 1998*++      $28.02        $.08(a)      $(.70)        $(.62)      $-            $-            $-
$27.40

PUTNAM HEALTH SCIENCES
 FUND
June 30, 1998*++      $10.00        $.01(a)(b)    $.06(g)       $.07       $-            $-            $-
$10.07

PUTNAM VT HIGH
 YIELD FUND
June 30, 1998*++      $12.99        $.15(a)      $(.18)        $(.03)      $-            $-            $-
$12.96

PUTNAM VT INTERNATIONAL
 GROWTH FUND
June 30, 1998*++      $13.44        $.12(a)       $.13          $.25       $-            $-            $-     $13.69
PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME FUND
June 30, 1998*++      $13.36        $.15(b)      $(.23)        $(.08)      $-            $-            $-     $13.28

PUTNAM VT INTERNATIONAL
 NEW OPPORTUNITIES FUND
June 30, 1998*++      $11.39        $.02(b)       $.15          $.17       $-            $-            $-     $11.56

PUTNAM VT INVESTORS FUND
June 30, 1998*++      $10.00        $.01(a)       $.58          $.59       $-            $-            $-     $10.59

PUTNAM VT MONEY
 MARKET FUND
June 30, 1998*++       $1.00        $.0090       $-             $.0090
$(.0090)$-$(.0090)$1.00

PUTNAM VT NEW
 OPPORTUNITIES FUND
June 30, 1998*++      $23.94       $(.02)         $.91          $.89       $-            $-            $-     $24.83
PUTNAM VT NEW VALUE
 FUND
June 30, 1998*++      $11.91        $.04(a)      $(.04)        $-          $-            $-            $-     $11.91
PUTNAM VT OTC & EMERGING
  GROWTH FUND
June 30, 1998*++      $10.00        $.01(a)(b)    $.22(g)       $.23       $-            $-            $-     $10.23

PUTNAM VT U.S. GOVERNMENT
 AND HIGH QUALITY BOND FUND
June 30, 1998*++      $12.88        $.11          $.23          $.34       $-            $-            $-     $13.22

PUTNAM VT UTILITIES
 GROWTH AND INCOME FUND
June 30, 1998*++      $16.19        $.09          $.18          $.27       $-            $-            $-     $16.46


PUTNAM VT VISTA
 FUND
June 30, 1998*++      $13.76       $(.01)(a)      $.65          $.64       $-            $-            $-     $14.40

PUTNAM VT VOYAGER FUND
June 30, 1998*++      $41.55       $(.01)(a)     $1.62         $1.61       $-            $-            $-     $43.16

CLASS IB SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)

                            TOTAL                              RATIO OF NET
                          INVESTMENT                 RATIO OF   INVESTMENT                    AVERAGE
                          RETURN AT    NET ASSETS  EXPENSES TO  INCOME TO
COMMISSION
                          NET ASSET  END OF PERIOD AVERAGE NET AVERAGE NET    PORTFOLIO
                         RATE VALUE(%)(C) (IN THOUSANDS)ASSETS(%)(D) ASSETS(%)
                         TURNOVER       PAID(E)
PUTNAM VT ASIA
 PACIFIC GROWTH FUND
June 30, 1998*++         (9.57)+          $1             .21+        .12+        68.26+
$.0107

PUTNAM VT DIVERSIFIED
 INCOME FUND
June 30, 1998*++         (0.09)+         $16             .23+       1.29+       103.30+

PUTNAM VT THE GEORGE PUTNAM
 FUND OF BOSTON
June 30, 1998*++          (.30)+          $1             .17(b)+     .50(b)+     24.33+         $.0237
PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
June 30, 1998*++           1.54+          $3             .16+        .70+        68.19+         $.0203
PUTNAM VT GLOBAL GROWTH
 FUND
June 30, 1998*++           4.71+          $1             .15+        .15+        81.04+         $.0262

PUTNAM VT GROWTH AND INCOME
  FUND
June 30, 1998*++         (2.21)+          $7             .16+        .37+        36.12+         $.0503

PUTNAM VT HEALTH SCIENCES FUND
June 30, 1998*++            .70+          $1             .18(b)+     .10(b)+      1.93+         $.0289

PUTNAM HIGH YIELD
 FUND
June 30, 1998*++         (0.23)+          $1             .15+       1.39+        31.54+         $.0500
PUTNAM VT INTERNATIONAL
 GROWTH FUND
June 30, 1998*++           1.86+         $11             .21+        .61+        53.10+         $.0281

PUTNAM VT INTERNATIONAL
 GROWTH AND INCOME FUND
June 30, 1998*++         (0.60)+          $5             .20(b)+    1.15(b)+     28.49+         $.0207

PUTNAM VT INTERNATIONAL NEW
 OPPORTUNITIES FUND
June 30, 1998*++           1.49+          $1             .29+(b)     .01+        65.70+         $.0208

PUTNAM VT INVESTORS FUND
June 30, 1998*++           5.90+          $1             .17+(b)     .12+         3.63+         $.0263

PUTNAM VT MONEY MARKET FUND
June 30, 1998*++           0.90+          $1             .12+        .94+             -
PUTNAM VT NEW OPPORTUNITIES FUND
June 30, 1998*++           3.72+          $1             .13+       (.03)+       27.81+         $.0452
PUTNAM VT NEW VALUE FUND
June 30, 1998*++              -+          $1             .16+        .24+        85.19+         $.0479
PUTNAM VT OTC & EMERGING
  GROWTH FUND
June 30, 1998*++           2.30+          $1             .18(b)+     .05(b)+     83.12+         $.0249
PUTNAM VT U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
June 30, 1998*++           2.64+          $1             .14+       1.06+        93.09+

PUTNAM VT UTILITIES
 GROWTH AND INCOME FUND
June 30, 1998*++           1.67+          $1             .15+        .44+        13.19+         $.0445
PUTNAM VISTA FUND
June 30, 1998*++           4.65+         $13             .16+       (.04)+       51.06+         $.0452

PUTNAM VT VOYAGER FUND
June 30, 1998*++           3.87+         $63             .12+        .02+        28.12+         $.0494

        [/R]
*        Unaudited.
+        Not annualized.
++       For the period April 30, 1998 (commencement of
         operations) to June 30, 1998.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the following funds reflect a reduction of approximately the amounts per share noted for the following periods:
         6/30/98
Putnam VT The George Putnam Fund of Boston Class IB          $0.01
Putnam VT Health Sciences Fund Class IB             less than 0.01
Putnam VT International Growth and Income
 Fund Class IB                                      less than 0.01
Putnam VT OTC & Emerging Markets Fund Class IB               $0.05

(c)   Total investment return assumes dividend reinvestment.
(d) The ratio of expenses to average net assets for the periods ended December 31, 1995, and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts.
(e) Certain funds are required to disclose the average commission rate paid per share for fiscal periods beginning on or after September 1, 1995.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss on investments for the period due to timing of sales and repurchases of fund share in relation to fluctuating market values of the investments of the fund.



Prospectus Supplement    46451 9/98
dated September 30, 1998 to: -------------------------------------
----------------------------

PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 1998

1.  THE FOLLOWING SECTION IS ADDED TO THE PROSPECTUS UNDER THE
SECTION "INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS."

PUTNAM VT RESEARCH FUND

Putnam VT Research Fund seeks capital appreciation. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

The fund invests primarily in common stocks recommended by Putnam Management Investment Management, Inc. ("Putnam Management") as having the greatest potential for capital appreciation. Because Putnam Management's style for the fund emphasizes fundamental analysis, Putnam Management, when selecting securities for the fund, will focus primarily on individual securities rather than sector or industry weightings. Notwithstanding this focus on individual securities, Putnam Management currently expects that the fund's portfolio will consist of securities representing most (and at times possibly all) of the sectors included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), although the fund is not an index fund and its portfolio is not intended to replicate the index.

Putnam Management expects that under normal market conditions the fund will invest primarily in securities of issuers with market capitalizations above $500 million. From time to time, however, the fund may invest a portion of its assets in securities of companies with equity market capitalizations below this level. These companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.
Common stocks are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of capital appreciation. These securities may include securities in the lower-rated categories. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The fund may also invest in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. The fund may also hold a portion of its assets in cash or high-quality money market instruments.
Putnam VT Research Fund will generally be managed in a style similar to that of Putnam Research Fund.
2. ADD THE FOLLOWING SENTENCE TO THE LAST PARAGRAPH UNDER THE SECTION "COMMON INVESTMENT POLICIES AND TECHNIQUES - PORTFOLIO TURNOVER"
While it is impossible to predict a fund's portfolio turnover rate, Putnam Management, based on its experience, believes that such rate will not exceed 200% for Putnam VT Research Fund.
3. IN THE SECTION ENTITLED "HOW THE TRUST IS MANAGED," THE CHART INDICATING THE OFFICERS OF PUTNAM MANAGEMENT THAT HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF EACH FUND'S PORTFOLIO IS REVISED WITH RESPECT TO PUTNAM VT RESEARCH FUND AS
FOLLOWS:
PUTNAM VT RESEARCH FUND
Thomas R. Bogan     1998        Employed as an investment
Managing Director               professional by Putnam
                                Management since 1994.  Prior to
                                1994, Mr. Bogan was Senior Analyst
                                of Lord, Abbett & Co.

EXPENSE LIMITATIONS. In order to limit the expenses of Putnam VT Research Fund during its start-up period, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the funds) through December 31, 1998, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, and payments under the fund's distribution plan with respect to class IB shares) would exceed the annual rate of 0.85% of the fund's average net assets.

The following table summarizes total expenses for Class IB shares, including management fees but excluding any separate-account related charges and expenses, based on estimated expenses for the first full fiscal year as a percentage of
each fund's average net assets:
                        TOTAL      MANAGEMENT     12B-1        OTHER
                       EXPENSES      FEES+         FEES      EXPENSES+
                       (after        (after       (after       (after
                       expense      expense      expense      expense
                     limitation)  limitation)  limitation)  limitation)
Class IA                0.85%         0.37%        N/A         0.48%
Class IB                1.00%        0.37%        0.15%        0.48%

+    The management fees and "Other expenses" shown in the table reflect an expense limitation.  In the absence of an expense limitation, management fees,
"Other expenses" and total fund operating expenses would have been:

                        TOTAL      MANAGEMENT     12B-1        OTHER
                       EXPENSES       FEES         FEES       EXPENSES

Class IA                1.13%        0.65%         N/A         0.48%
Class IB                1.28%        0.65%        0.15%        0.48%

+ Estimated management fees, "Other expenses" and total fund operating expenses.


4.  THE FIRST PARAGRAPH UNDER THE HEADING "ORGANIZATION AND
HISTORY," IS REPLACED WITH THE FOLLOWING:

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust. As of the date of this prospectus, Putnam Investments owend more than 25% of the shares of the Putnam VT Research Fund and therefore may be deemed to "control" the fund.

5. THE SECOND PARAGRAPH UNDER THE HEADING "PUTNAM VT MONEY MARKET FUND - INSURANCE," IS REPLACED WITH THE FOLLOWING:

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets. As of August 31, 1998, the fund's net assets totaled $609.46 million. Each of the money market funds that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable.

6. THE EXPENSE TABLE FOR THE CLASS IA SHARES OF PUTNAM VT HEALTH SCIENCES FUND, PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND AND PUTNAM VT INVESTORS FUND UNDER THE HEADING "COMMON INVESTMENT POLICIES AND TECHNIQUES - HOW THE TRUST IS MANAGED" IS REPLACED WITH THE FOLLOWING:


                                TOTAL     MANAGEMENT    OTHER
                               EXPENSES      FEES      EXPENSES
                               (after       (after      (after
                               expense     expense     expense
                             limitation) limitation) limitation)
Putnam VT Health Sciences
 Fund*                          0.90%       0.56%       0.34%
Putnam VT International
 Growth Fund*                   1.20%       0.73%       0.47%
Putnam VT Investors Fund*       0.85%       0.52%       0.33%

7.  THE EXPENSE TABLE CAPTIONS FOR THE CLASS IB SHARES UNDER THE
HEADING "COMMON INVESTMENT POLICIES AND TECHNIQUES - HOW THE TRUST
IS MANAGED" IS REPLACED WITH THE FOLLOWING:

                            TOTAL         MANAGEMENT        12B-1
OTHER
                           EXPENSES          FEES            FEES
EXPENSES
                           (after           (after          (after
(after
                           expense         expense         expense
expense
                         limitation)     limitation)     limitation)

limitation)






                      PUTNAM VARIABLE TRUST

                            FORM N-1A

                             PART B

           STATEMENT OF ADDITIONAL INFORMATION ("SAI")
          APRIL 30, 1998, AS REVISED SEPTEMBER 30, 1998


This    SAI    is    not   a   prospectus   and   is   only    authorized    for
distribution   when   accompanied   or   preceded   by   the   prospectuses   of
the Trust dated April 30, 1998, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the Trust has
more   than   one   form   of  current  prospectus,  each   reference   to   the
prospectus in this SAI shall include all of the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

The   Report   of   the  Trust's  independent  accountants   and   the   audited
financial    statements   of   the   Trust   are   incorporated   by   reference
into this SAI.

                        TABLE OF CONTENTS

DEFINITIONS                                                  B-3

INVESTMENT OBJECTIVES AND POLICIES                           B-3

TAXES                                                       B-33

INVESTMENT RESTRICTIONS                                     B-36

MANAGEMENT                                                  B-38

INVESTMENT PERFORMANCE OF THE TRUST                         B-78

DETERMINATION OF NET ASSET VALUE                            B-81

DISTRIBUTION PLAN                                           B-84

SUSPENSION OF REDEMPTIONS                                   B-85

SHAREHOLDER LIABILITY                                       B-85

CUSTODIAN                                                   B-86

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS            B-86




                      PUTNAM VARIABLE TRUST
                         SAI DEFINITIONS
The "Trust"                  --  Putnam Variable Trust.
"Putnam Management"              --                Putnam             Investment
                                 Management,       Inc.,       the       Trust's
                                 investment manager.
"Putnam Mutual Funds"            --       Putnam     Mutual     Funds     Corp.,
                                 the              Trust's              principal
                                  underwriter.
"Putnam Fiduciary Trust      --  Putnam Fiduciary Trust Company,
 Company"                        the Trust's custodian.
"Putnam Investor Services"       --         Putnam       Investor      Services,
                                 a      division     of     Putnam     Fiduciary
                                 Trust        Company,        the        Trust's
                                 investor servicing agent.
INVESTMENT OBJECTIVES AND POLICIES
The Trust consists of twenty-one separate investment portfolios
(the "funds") with differing investment objectives and policies:
Putnam  VT Asia Pacific Growth Fund, Putnam VT Diversified Income
Fund, Putnam  VT The George Putnam Fund of Boston, Putnam VT
Global Asset Allocation Fund, Putnam VT Global Growth Fund,
Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund,
Putnam VT High Yield Fund, Putnam VT International Growth Fund,
Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund,
Putnam VT Vista Fund and Putnam VT Voyager Fund.    The investment
objectives and policies of the funds are described in the
prospectus offering such funds.  This SAI contains, among other things, the investment restrictions of the funds. It also
contains information concerning certain investment practices in
which some or all of the funds may engage.    The prospectus
indicates which practices are applicable to each fund which it offers.

Except as described below under "Investment Restrictions of the Trust," the investment policies described in the prospectus and in this SAI are not fundamental, and the Trustees may change such
policies without shareholder approval.    As a matter of  policy,
the Trustees would not materially change the funds' investment objectives without shareholder approval.

SHORT-TERM TRADING

In seeking a fund's objective or objectives, Putnam Management will buy or sell portfolio securities whenever Putnam Management
believes it appropriate to do so.   In  deciding whether to sell a
portfolio security,   Putnam Management does not consider how long
the fund has owned the  security.   From time to time the fund will
buy securities intending to seek short-term trading profits.     A
change  in   the   securities  held  by  the  fund  is  known   as   "portfolio
turnover"   and   generally   involves  some  expense   to   the   fund.    This
expense   may   include   brokerage   commissions   or dealer   markups
and
other   transaction   costs   on   both  the  sale   of   securities   and the
reinvestment   of   the   proceeds   in   other   securities.          If
sales      of
portfolio    securities   cause   the   fund to   realize         net
short-term
capital   gains,   such   gains  will  be    taxable  as  ordinary    income.
As
a   result   of   a   fund's   investment         policies,   under
certain    market
conditions   the   fund's   portfolio  turnover  rate   may      be   higher
than
that   of   other  mutual  funds.   Portfolio  turnover  rate         for
a      fiscal
year    is   the   ratio   of   the   lesser of   purchases      or   sales
of
portfolio    securities   to   the   monthly average   of        the       value
of
portfolio    securities   --   excluding     securities   whose       maturities
at
acquisition   were   one   year   or  less.       A   fund's   portfolio
turnover
rate   is   not   a   limiting  factor  when  Putnam  Management considers   a
change in a fund's portfolio.

Convertible     Securities.     Convertible       securities          include
bonds,
debentures,   notes,   preferred   stocks    and   other    securities
that   may
be    converted   into   or   exchanged   for,   at         a   specific   price
or
formula   within   a   particular   period        of   time,     a    prescribed
amount
of   common   stock   or   other   equity    securities   of     the  same or
a
different    issuer.    Convertible   securities   entitle  the   holder
to
receive   interest   paid   or   accrued  on debt      or   dividends   paid
or
accrued    on   preferred   stock   until         the   security matures    or
is
redeemed, converted or exchanged.

The   market   value   of  a  convertible    security  is  a     function   of
its
"investment    value"    and    its   "conversion      value."              A
security's
"investment   value"   represents   the   value   of   the  security    without
its    conversion    feature    (i.e.,    a       nonconvertible       fixed
income
security).    The   investment   value   may be   determined   by
reference
to   its   credit   quality   and   the  current   value   of         its
yield      to
maturity   or   probable   call   date.      At   any       given          time,
investment
value   is   dependent   upon   such   factors   as         the   general
level      of
interest     rates,   the   yield   of   similar   nonconvertible
securities,
the   financial   strength   of   the  issuer   and         the   seniority   of
the
security     in    the    issuer's    capital          structure.
A            security's
"conversion    value"   is   determined   by multiplying    the   number
of
shares    the    holder   is   entitled   to receive   upon      conversion
or
exchange by the current price of the underlying security.

If     the     conversion    value    of          a         convertible
security      is
significantly      below     its    investment    value,         the
convertible
security   will   trade   like   nonconvertible   debt or        preferred
stock
and    its    market    value    will   not       be        influenced
greatly      by
fluctuations    in    the    market   price   of   the underlying
security.
Conversely,   if   the   conversion  value        of   a   convertible
security     is
near   or   above   its   investment   value,   the         market   value   of
the
convertible     security     will    be      more      heavily
influenced    by
fluctuations in the market price of the underlying security.

The    fund's   investments   in   convertible   securities      may       at
times
include    securities    that    have    a         mandatory      conversion
feature,
pursuant    to    which    the    securities  convert    automatically    into
common   stock  or  other  equity  securities  at  a  specified   date   and   a
specified   conversion   ratio,  or  that    are   convertible   at   the
option
of   the   issuer.   Because  conversion  of  the  security  is   not   at the
option   of   the   holder,   the  fund  may  be   required      to   convert
the
security   into   the   underlying  common        stock  even  at          times
when   the
value   of   the   underlying  common  stock  or  other  equity   security has
declined substantially.

The    fund's    investments    in    convertible      securities,
particularly
securities    that   are   convertible   into   securities       of    an
issuer
other    than    the    issuer   of   the         convertible   security,
may        be
illiquid.    The   fund  may  not  be  able  to  dispose  of   such
securities
in   a   timely   fashion  or  for  a  fair  price,  which  could   result
in
losses to the fund.
LOWER-RATED SECURITIES
A     fund     may     invest    in    lower-rated     fixed-income
securities
(commonly   known   as   "junk  bonds")  to  the   extent   described   in the
prospectus.    The   lower   ratings   of    certain   securities   held   by
a
fund   reflect   a   greater   possibility   that   adverse changes   in   the
financial    condition    of    the    issuer      or   in    general
economic
conditions,   or   both,   or   an  unanticipated  rise   in          interest
rates,
may   impair   the  ability  of  the  issuer  to  make  payments   of   interest
and   principal.    The   inability   (or  perceived   inability)   of   issuers
to    make   timely   payment   of   interest     and  principal would   likely
make   the   values   of   securities  held  by  a  fund         more volatile
and
could   limit   a   fund's   ability   to  sell   its   securities   at   prices
approximating   the   values   the  fund  had     placed         on   such
securities.
In   the   absence   of  a  liquid  trading  market  for  securities   held
by
it,   a   fund  at  times  may  be  unable  to  establish  the  fair  value of
such securities.

Securities    ratings   are   based   largely     on   the       issuer's
historical
financial   condition   and  the  rating  agencies'    analysis   at   the
time
of    rating.    Consequently,   the   rating     assigned       to   any
particular
security   is   not   necessarily  a  reflection   of   the issuer's   current
financial   condition,   which  may  be  better  or  worse   than   the   rating
would   indicate.    In   addition,   the  rating   assigned          to   a
security
by   Moody's   Investors   Service,  Inc.  or     Standard       &
Poor's   (or  by
any    other    nationally    recognized   securities            rating
organization)
does    not    reflect    an    assessment   of   the            volatility
of           the
security's   market   value  or  the  liquidity  of    an        investment   in
the
security.     See    the    prospectus   for   a   description        of
security
ratings.

Like    those    of    other   fixed-income   securities,    the      values
of
lower-rated    securities    fluctuate    in response        to       changes
in
interest    rates.     A   decrease   in   interest    rates          will
generally
result    in    an    increase   in   the    value   of           a
fund's    assets.
Conversely,   during   periods  of  rising  interest   rates,   the   value
of
a     fund's    assets    will    generally    decline.                The
values         of
lower-rated   securities   may   often  be  affected   to   a   greater   extent
by   changes   in   general   economic  conditions   and         business
conditions
affecting    the   issuers   of   such   securities    and   their
industries.
Negative    publicity    or   investor   perceptions        may       also
adversely
affect     the     values    of    lower-rated    securities.
Changes        by
recognized    rating   services   in   their   ratings      of   any   fixed-
income
security   and   changes  in  the  ability  of  an  issuer  to   make   payments
of   interest   and   principal   may   also   affect   the value   of   these
investments.     Changes    in    the    value    of        portfolio
securities
generally    will   not   affect   income    derived   from   these
securities,
but   will   affect   a   fund's   net   asset   value.               A
fund   will  not
necessarily   dispose   of   a   security    when   its          rating     is
reduced
below    its    rating   at   the   time   of     purchase.      However,
Putnam
Management   will   monitor   the   investment   to    determine whether
its
retention   will   assist   in  meeting  a  fund's   investment  objective
or
objectives.

Issuers   of   lower-rated   securities   are     often   highly   leveraged,
so
that   their   ability   to   service   their     debt   obligations   during
an
economic   downturn   or   during   sustained     periods   of        rising
interest
rates    may    be    impaired.     Such   issuers     may    not          have
more
traditional   methods   of   financing   available   to   them   and   may
be
unable     to     repay    outstanding    obligations             at
maturity       by
refinancing.    The   risk   of   loss   due   to   default in   payment
of
interest     or    repayment    of    principal    by            such
issuers        is
significantly     greater    because    such securities          frequently
are
unsecured    and    subordinated    to   the prior               payment
of           senior
indebtedness.
At    times,   a   substantial   portion   of     a   fund's          assets
may           be
invested   in   securities   of  which  the       fund,   by     itself   or
together
with   other   funds   and  accounts  managed  by  Putnam  Management
or   its
affiliates,    holds    all    or    a   major   portion.              Although
Putnam
Management    generally    considers    such      securities           to    be
liquid
because   of   the   availability   of  an        institutional       market
for   such
securities,   it   is   possible  that,  under  adverse     market   or
economic
conditions   or   in   the   event  of  adverse   changes   in   the
financial
condition   of   the   issuer,  a  fund  could  find  it         more
difficult   to
sell     these     securities    when    Putnam             Management
believes        it
advisable   to  do  so  or  may  be  able  to  sell  the  securities       only
at
prices   lower   than   if   they   were  more   widely     held.          Under
these
circumstances,   it   may   also   be   more   difficult         to   determine
the
fair   value   of   such   securities  for  purposes  of  computing   a
fund's
net   asset   value.   In  order  to  enforce  its  rights  in  the   event   of
a    default   under   such   securities,    a    fund   may          be
required       to
participate    in   various   legal   proceedings   or   take   possession
of
and    manage    assets    securing   the    issuer's   obligations        on
such
securities.     This    could   increase   the   fund's          operating
expenses
and   adversely   affect   the   fund's   net     asset   value.  In
addition,
each    fund's    intention    to   qualify        as       a    "regulated
investment
company"   under   the   Internal  Revenue  Code  may  limit   the   extent   to
which   a   fund  may  exercise  its  rights  by  taking  possession       of
such
assets.

Certain   securities   held   by  a  fund  may  permit   the   issuer
at   its
option   to   "call,"   or  redeem,  its  securities.    If   an   issuer   were
to   redeem   securities   held  by  a  fund  during   a         time   of
declining
interest   rates,   the  fund  may  not  be       able  to  reinvest   the
proceeds
in    securities    providing    the   same         investment
return         as    the
securities redeemed.

A    fund    may    at    times    invest         without    limit    in
so-called
"zero-coupon"   bonds   and   "payment-in-kind"   bonds     identified
in    the
prospectus,     unless     otherwise    specified           in             the
prospectus.
Zero-coupon   bonds   are   issued  at  a  significant   discount   from   their
principal     amount    in    lieu    of     paying         interest
periodically.
Payment-in-kind   bonds   allow   the   issuer,   at   its       option,
to   make
current   interest   payments   on   the   bonds       either   in    cash
or            in
additional    bonds.     Because   zero-coupon   bonds and  payment-in-kind
bonds   do   not   pay   current   interest        in       cash,          their
values    are
subject   to   greater   fluctuation  in   response    to        changes   in
market
interest   rates   than   bonds   that   pay   interest     currently in   cash.
Both    zero-coupon   and   payment-in-kind        bonds    allow   an    issuer
to
avoid    the    need    to    generate   cash     to   meet           current
interest
payments.     Accordingly,    such   bonds        may        involve    greater
credit
risks   than   bonds   paying  interest  currently   in     cash.          A
fund   is
nonetheless     required     to    accrue         interest       income     on
such
investments   and   to   distribute  such    amounts   at        least
annually   to
shareholders,   even   though   such  bonds       do   not   pay   current
interest
in   cash.    Thus,   it   may   be  necessary  at   times       for   a
fund   to
liquidate    other    investments   in   order   to    satisfy   its
dividend
requirements.

To   the   extent   the  fund  invests  in  securities  in  the   lower
rating
categories,   the   achievement  of  the  fund's       goals          is   more
dependent
on   Putnam   Management's  investment  analysis  than   would   be   the   case
if   the   fund   were   investing   in  securities    in        the  higher
rating
categories.

INVESTMENTS IN PREMIUM SECURITIES

Unless   otherwise   specified  in  the  prospectus    or        elsewhere
in   this
SAI,   if   a   fund  may  invest  in  premium  securities,   it   may
do   so
without limit.
INVESTMENTS IN MISCELLANEOUS FIXED-INCOME SECURITIES
Unless   otherwise   specified  in  the  prospectus    or        elsewhere in
this
SAI,    if    a    fund   may   invest   in   inverse   floating    obligations,
premium   securities,   or   interest-only   or   principal-only   classes
of
mortgage-backed   securities   (IOs   and   POs),   it   may          do   so
without
limit.    None   of   the   funds,   however,  currently         intends   to
invest
more   than   15%   of   its   assets  in  inverse   floating   obligations
or
more   than   35%   of   its  assets  in  IOs  and  POs  under   normal
market
conditions.

PRIVATE PLACEMENTS

Each   fund   may   invest   in  securities  that  are  purchased   in   private
placements    and,    accordingly,    are    subject         to
restrictions  on
resale   as   a   matter   of  contract  or  under  federal securities   laws.
Because   there   may   be  relatively  few  potential   purchasers   for   such
investments,     especially     under     adverse      market           or
economic
conditions   or   in   the   event  of  adverse   changes   in   the  financial
condition   of   the   issuer,  a  fund  could  find  it         more
difficult    to
sell   such   securities   when   Putnam  Management        believes   it
advisable
to   do   so   or  may  be  able  to  sell  such  securities  only   at
prices
lower   than   if   such   securities  were  more  widely   held.    At
times,
it   may   also  be  more  difficult  to  determine  the  fair  value  of   such
securities for purposes of computing the fund's net asset value.

LOAN PARTICIPATIONS

A   fund   may   invest  in  "loan  participations."        By  purchasing   a
loan
participation,   a   fund  acquires  some  or  all  of   the          interest
of   a
bank    or   other   lending   institution   in   a    loan   to   a
particular
borrower.     Many    such    loans    are    secured,      and    most
impose
restrictive covenants which must be met by the borrower.

The   loans   in   which   a  fund  may  invest  are        typically   made
by   a
syndicate    of    banks,   represented   by   an   agent   bank    which
has
negotiated    and    structured   the   loan   and     which          is
responsible
generally    for    collecting   interest,   principal,     and   other
amounts
from   the   borrower   on  its  own  behalf  and  on  behalf   of   the   other
lending   institutions   in   the  syndicate   and   for         enforcing its
and
their    other   rights   against   the   borrower.         Each of   the
lending
institutions,   including   the   agent  bank,   lends   to the   borrower   a
portion    of    the   total   amount   of   the   loan,         and    retains
the
corresponding interest in the loan.

A   fund's   ability   to   receive   payments   of    principal   and
interest
and   other   amounts   in   connection  with  loan    participations held
by
it    will    depend   primarily   on   the   financial     condition of
the
borrower.    The   failure   by  a  fund  to  receive  scheduled   interest
or
principal   payments   on   a   loan  participation    would     adversely
affect
the   income   of  the  fund  and  would  likely  reduce  the   value   of its
assets,   which   would  be  reflected  in  a  reduction         in   a   fund's
net
asset    value.     Banks    and    other   lending         institutions
generally
perform   a   credit   analysis   of   the   borrower   before   originating   a
loan   or   participating   in   a   lending  syndicate.          In   selecting
the
loan   participations   in   which   a  fund  will   invest,          however,
Putnam
Management   will   not  rely  solely  on  that  credit     analysis,   but
will
perform    its    own   investment   analysis   of   the         borrowers.
Putnam
Management's   analysis   may   include   consideration     of        the
borrower's
financial     strength    and    managerial    experience,       debt coverage,
additional     borrowing    requirements    or    debt      maturity
schedules,
changing    financial   conditions,   and   responsiveness   to    changes
in
business      conditions     and     interest     rates.
Because        loan
participations   in   which  a  fund  may  invest  are   not          generally
rated
by   independent   credit   rating  agencies,          a   decision   by
a             fund   to
invest    in    a    particular   loan       participation       will
depend         almost
exclusively    on    Putnam    Management's                 and  the
original       lending
institutions credit analysis of the borrower.

Loan     participations    may    be    structured     in        different
forms,
including     novations,     assignments,         and    participating
interests.
In   a   novation,   a   fund  assumes  all  of  the        rights         of
a             lending
institution   in   a   loan,  including  the      right  to  receive
payments      of
principal    and    interest    and   other            amounts
directly     from  the
borrower   and   to   enforce   its  rights  as  a   lender   directly
against
the   borrower.    A   fund   assumes  the  position        of   a         co-
lender    with
other   syndicate   members.    As  an  alternative,        a   fund        may
purchase
an   assignment  of  a  portion  of  a  lender's  interest  in             a
loan.         In
this   case,   a   fund   may   be  required      generally   to      rely
upon         the
assigning   bank   to   demand   payment  and           enforce   its
rights        against
the   borrower,   but   would   otherwise    be        entitled  to
all           of such
bank's    rights    in    the   loan.        A         fund   may    also
purchase       a
participating   interest   in   a  portion  of         the       rights
of   a        lending
institution   in   a   loan.    In  such  case,        it        will   be
entitled      to
receive   payments   of   principal,  interest,  and  premium,             if
any,         but
will    not   generally   be   entitled   to           enforce        its
rights        directly
against   the   agent   bank  or  the  borrower,  but   must          rely
for       that
purpose   on   the   lending   institution.            A  fund   may   also
acquire       a
loan   participation   directly  by  acting  as  a  member       of         the
original
lending syndicate.

A   fund   will   in   many  cases  be  required  to  rely  upon      the
lending
institution    from    which   it   purchases           the loan
participation    to
collect   and   pass   on   to  a  fund  such          payments   and      to
enforce       a
fund's    rights    under   the   loan.    As           a   result,
an           insolvency,
bankruptcy,    or    reorganization   of          the        lending
institution   may
delay   or   prevent   a   fund   from  receiving   principal,
interest,    and
other   amounts   with   respect  to  the  underlying   loan.              When
a         fund
is   required  to  rely  upon  a  lending  institution  to  pay       to
the       fund
principal,    interest,   and   other   amounts        received       by
it,            Putnam
Management   will   also   evaluate   the  creditworthiness   of      the
lending
institution.

The   borrower   of   a   loan   in   which  a  fund        holds          a
participation
interest   may,   either  at  its  own  election  or  pursuant             to
terms         of
the   loan   documentation,  prepay  amounts      of   the       loan      from
time          to
time.    There   is  no  assurance  that  a  fund  will  be  able  to
reinvest
the   proceeds   of   any  loan  prepayment  at  the  same  interest
rate          or
on the same terms as those of the original loan participation.

Corporate   loans   in   which  a  fund  may      purchase  a    loan
participation
are     made     generally    to    finance                 internal
growth,        mergers,
acquisitions,    stock    repurchases,        leveraged          buy-outs,
and            other
corporate    activities.    Under   current            market
conditions,    most    of
the    corporate    loan   participations    purchased           by
a             fund  will
represent    interests   in   loans   made        to        finance
highly        leveraged
corporate       acquisitions,      known                    as
"leveraged        buy-out"
transactions.     The    highly    leveraged           capital         structure
of           the
borrowers    in    such   transactions       may            make such      loans
especially
vulnerable    to   adverse   changes   in    economic       or   market
conditions.
In     addition,    loan    participations             generally    are
subject       to
restrictions    on    transfer,    and       only           limited
opportunities  may
exist   to   sell   such   participations    in        secondary      markets.
As             a
result,   a   fund   may   be   unable  to  sell  loan      participations
at            a
time   when   it  may  otherwise  be  desirable  to  do  so  or       may
be        able
to   sell   them  only  at  a  price  that  is  less  than  their  fair market
value.

Certain   of   the   loan  participations  acquired  by  a  fund      may
involve
revolving   credit   facilities  under  which           a   borrower       may
from      time
to   time   borrow  and  repay  amounts  up  to  the  maximum  amount      of
the
facility.    In   such   cases,   a   fund   would   have   an        obligation
to
advance   its   portion   of   such  additional  borrowings upon the   terms
specified   in   the   loan  participation.   To  the  extent         that
a   fund
is   committed   to   make   additional  loans  under  such a   participation,
it   will   at   all   times   hold  and  maintain  in  a   segregated   account
liquid   assets   in   an   amount  sufficient   to   meet   such   commitments.
Certain   of   the   loan  participations  acquired   by          a        fund
may   also
involve   loans   made   in  foreign  currencies.   A  fund's         investment
in
such     participations    would    involve    the     risks               of
currency
fluctuations   described   above   with   respect   to      investments   in
the
foreign securities.

MORTGAGE RELATED SECURITIES

To   the   extent   described  in  the  prospectus,   each   fund   may   invest
in     mortgage-backed    securities,    including    collateralized
mortgage
obligations      ("CMOs")      and     certain     stripped           mortgage-
backed
securities.     CMOs    and    other   mortgage-backed      securities
represent
a participation in, or are secured by, mortgage loans.

Mortgage-backed       securities       have       yield                    and
maturity
characteristics    corresponding    to   the    underlying  assets.
Unlike
traditional    debt   securities,   which   may   pay  a    fixed          rate
of
interest   until   maturity,   when   the   entire   principal        amount
comes
due,    payments   on   certain   mortgage-backed   securities        include
both
interest    and    a    partial   repayment   of   principal.
Besides   the
scheduled    repayment    of   principal,   repayments           of
principal may
result    from   the   voluntary   prepayment,   refinancing,   or
foreclosure
of    the    underlying    mortgage   loans.    If    property         owners
make
unscheduled      prepayments     of     their     mortgage       loans,
these
prepayments    will    result    in   early   payment       of        the
applicable
mortgage-related   securities.   In  that   event   a  fund      may  be
unable
to     invest    the    proceeds    from    the    early           payment
of        the
mortgage-related    securities    in   an   investment           that
provides   as
high    a    yield    as   the   mortgage-related   securities.    Consequently,
early    payment    associated    with    mortgage-related  securities     may
cause    these   securities   to   experience   significantly   greater    price
and     yield     volatility    than    that    experienced      by
traditional
fixed-income    securities.    The   occurrence    of       mortgage
prepayments
is    affected   by   factors   including   the   level               of
interest   rates,
general   economic   conditions,  the  location  and   age   of   the
mortgage
and   other   social   and   demographic   conditions.           During
periods    of
falling   interest   rates,   the  rate  of  mortgage  prepayments         tends
to
increase,      thereby     tending     to     decrease            the
life       of
mortgage-related    securities.    During    periods   of   rising
interest
rates,     the    rate    of    mortgage    prepayments                usually
decreases,
thereby     tending     to    increase    the    life       of         mortgage-
related
securities.     If    the    life    of   a   mortgage-related         security
is
inaccurately   predicted,   a   fund  may   not   be   able to   realize   the
rate of return it expected.

Mortgage-backed   securities   are  less   effective   than other          types
of
securities    as    a    means    of   "locking   in"       attractive
long-term
interest   rates.    One   reason   is  the   need   to               reinvest
prepayments
of     principal;     another    is    the    possibility        of
significant
unscheduled     prepayments    resulting    from    declines               in
interest
rates.    These   prepayments   would   have   to   be      reinvested
at   lower
rates.    As   a   result,  these  securities  may  have         less
potential for
capital    appreciation   during   periods   of   declining      interest
rates
than   other   securities   of   comparable  maturities,          although
they      may
have   a   similar   risk  of  decline  in  market  value  during   periods
of
rising     interest     rates.     Prepayments    may            also
significantly
shorten    the   effective   maturities   of   these   securities,
especially
during    periods    of   declining   interest   rates.
Conversely,    during
periods   of   rising   interest   rates,  a  reduction               in
prepayments    may
increase    the   effective   maturities     of        these   securities,
subjecting
them   to   a   greater  risk  of  decline  in  market  value  in  response to
rising    interest    rates    than   traditional                debt
securities,    and,
therefore, potentially increasing the volatility of a fund.

Prepayments    may    cause    losses   on    securities         purchased    at
a
premium.     At    times,   some   of   the   mortgage-backed   securities
in
which   a   fund   may   invest   will  have   higher   than     market
interest
rates   and   therefore   will   be  purchased  at               a   premium
above   their
par   value.    Unscheduled  prepayments,  which       are   made   at   par,
will
cause   the   fund   to   experience   a     loss      equal     to   any
unamortized
premium.

CMOs   may   be   issued   by  a  U.S.  government          agency  or
instrumentality
or   by   a   private   issuer.   Although  payment          of   the
principal   of,
and    interest    on,    the   underlying   collateral      securing
privately
issued   CMOs   may   be   guaranteed   by   the       U.S. government   or
its
agencies    or    instrumentalities,   these           CMOs    represent
obligations
solely   of   the   private  issuer  and  are  not          insured  or
guaranteed   by
the    U.S.   government,   its   agencies   or        instrumentalities
or    any
other person or entity.

Prepayments    could    cause   early   retirement               of    CMOs.
CMOs  are
designed   to   allocate   the   risk   of   prepayment     among   investors
by
issuing    multiple    classes   of   securities,                each    having
different
maturities,   interest   rates   and   payment   schedules,   and          with
the
principal    and    interest    on    the   underlying mortgages      allocated
among   the   several   classes   in  various          ways.    Payment    of
interest
or   principal   on  some  classes  or  series  of          CMOs  may  be
subject      to
contingencies   or   some  classes  or  series  may         bear   some    or
all    of
the    risk    of    default   on   the   underlying   mortgages.           CMOS
of
different   classes   or   series  are  generally           retired   in
sequence     as
the   underlying   mortgage   loans   in     the   mortgage   pool    are
repaid.
If   enough   mortgages   are  repaid  ahead  of  schedule,   the   classes
or
series   of   a   CMO   with   the  earliest  maturities   generally   will
be
retired   prior   to   their  maturities.   Thus,  the   early   retirement
of
particular   classes  or  series  of  a  CMO  held          by   a   fund
would   have
the   same   effect   as   the   prepayment  of        mortgages   underlying
other
mortgage-backed    securities.     Conversely,              slower         than
anticipated
prepayments     can    extend    the    effective                maturities
of     CMOs,
subjecting   them   to   a  greater  risk  of  decline  in   market   value
in
response     to     rising    interest    rates             than
traditional     debt
securities,    and,   therefore,   potentially   increasing      the
volatility
of the fund.

Prepayments    could    result    in   losses          on             stripped
mortgage-backed
securities.     Stripped     mortgage-backed            securities          are
usually
structured    with   two   classes   that   receive          different
portions     of
the   interest   and   principal   distributions       on   a   pool  of
mortgage
loans.    A   fund  may  invest  in  both  the  interest-only  or   "IO"   class
and   the   principal-only   or  "PO"  class.          The        yield   to
maturity     on
an    IO   class   of   stripped   mortgage-backed               securities   is
extremely
sensitive   not   only   to   changes   in   prevailing     interest   rates
but
also   to   the   rate   of  principal  payments  (including     prepayments)
on
the   underlying   assets.    A   rapid  rate  of  principal     prepayments
may
have   a   measurable   adverse  effect  on  the  fund's   yield to   maturity
to   the   extent  it  invests  in  IOs.     If  the        assets  underlying
the    IO
experience   greater   than   anticipated   prepayments     of   principal,
the
fund   may   fail   to   recoup   fully  its   initial   investment   in   these
securities.     Conversely,    POs   tend         to             increase
in     value  if
prepayments     are    greater    than    anticipated  and     decline
if
prepayments are slower than anticipated.

The    secondary   market   for   stripped   mortgage-backed     securities
may
be     more    volatile    and    less    liquid            than      that  for
other
mortgage-backed    securities,   potentially   limiting     a         fund's
ability
to buy or sell those securities at any particular time.
SECURITIES LOANS
Each   fund   may   make   secured  loans  of  its  portfolio
securities,   on
either   a   short-term   or   long-term   basis,       amounting
to   not    more
than    25%    of    its    total   assets,   thereby            realizing
additional
income.    The   risks   in  lending  portfolio  securities,          as   with
other
extensions   of   credit,   consist   of   possible   delay   in   recovery
of
the    securities    or   possible   loss         of   rights              in
the    collateral
should    the   borrower   fail   financially.         As   a          matter
of        policy,
securities     loans     are    made          to    broker-dealers
pursuant     to
agreements    requiring   that   the         loans   be           continuously
secured     by
collateral   consisting   of   cash   or   short-term       debt
obligations   at
least   equal   at  all  times  to  the  value  of  the          securities
on   loan,
"marked-to-market"    daily.    The   borrower    pays           to
the    fund   an
amount   equal   to   any   dividends  or  interest   received             on
securities
lent.    The   fund   retains  all  or  a  portion  of  the  interest
received
on   investment   of  the  cash  collateral  or  receives        a
fee    from  the
borrower.     Although   voting   rights,         or   rights              to
consent,    with
respect   to   the   loaned   securities  may  pass   to          the
borrower,   the
fund    retains   the   right   to   call         the       loans
at      any time      on
reasonable   notice,   and   it   will       do   so             to
enable    the  fund      to
exercise    voting   rights   on   any       matters             materially
affecting   the
investment.    The   fund  may  also  call  such  loans               in
order   to  sell
the securities.

FORWARD COMMITMENTS

Each   fund   may   enter   into  contracts  to  purchase        securities
for      a
fixed   price   at   a   future   date       beyond         customary
settlement   time
("forward   commitments")   if  the  fund  sets  aside,               on
the   books  and
records   of   its   custodian,   liquid  assets            in        an
amount sufficient
to   meet   the   purchase  price,  or  if  the  fund  enters  into   offsetting
contracts   for   the   forward  sale  of  other            securities
it   owns.    In
the    case    of    to-be-announced         ("TBA")   purchase
commitments,  the
unit    price    and   the   estimated       principal   amount   are
established
when   the   fund   enters   into  a  contract,  with       the   actual
principal
amount   being   within   a   specified  range    of   the       estimate.
Forward
commitments    may    be    considered        securities         in
themselves,  and
involve   a   risk   of   loss   if   the  value            of        the
security     to      be
purchased   declines  prior  to  the  settlement  date,               which
risk      is   in
addition   to   the  risk  of  decline  in  the  value  of  the        fund's
other
assets.    Where   such   purchases  are  made    through         dealers, the
fund
relies    on    the   dealer   to   consummate    the  sale.
The       dealer's
failure   to   do   so   may   result  in  the  loss   to        the        fund
of        an
advantageous    yield    or   price.          Although           a    fund
will    generally
enter    into   forward   commitments   with   the   intention             of
acquiring
securities   for   its   portfolio   or  for  delivery           pursuant   to
options
contracts   it   has  entered  into,  a  fund  may  dispose  of        a
commitment
prior   to   settlement   if   Putnam  Management      deems           it
appropriate   to
do   so.    A   fund  may  realize  short-term  profits          or  losses
upon    the
sale of forward commitments.

A   fund   may   enter  into  TBA  sale  commitments  to         hedge
its     portfolio
positions   or   to   sell   securities   it   owns   under   delayed
delivery
arrangements.    Proceeds   of   TBA         sale   commitments       are
not       received
until   the   contractual   settlement       date.          During          the
time      a  TBA
sale       commitment      is      outstanding,               equivalent
deliverable
securities,    or   an   offsetting   TBA         purchase  commitment
deliverable
on   or   before   the   sale  commitment  date,  are  held   as   "cover"
for
the    transaction.    Unsettled   TBA       sale   commitments   are   valued
at
the   current   market   value   of   the         underlying
securities.   If     the
TBA    sale   commitment   is   closed       through             the
acquisition   of      an
offsetting   purchase   commitment,  that  fund  realizes        a
gain    or  loss
on   the   commitment   without  regard  to  any            unrealized
gain    or  loss
on   the   underlying   security.    If  a  fund   delivers      securities
under
the   commitment,  the  fund  realizes  a  gain  or  loss  from  the
sale    of
the   securities   based   upon  the  unit  price  established   at        the
date
the commitment was entered into.

REPURCHASE AGREEMENTS

Each   fund   may   enter   into  repurchase      agreements   up   to   the
limit
specified    in    the    prospectus.        A                   repurchase
agreement      is    a
contract   under   which   a  fund  acquires      a  security   for   a
relatively
short   period   (usually   not   more       than      one   week)
subject     to    the
obligation   of   the   seller   to  repurchase   and   the      fund   to
resell
such   security   at   a   fixed  time  and       price  (representing   the
fund's
cost    plus   interest).    It   is   the             Trust's   present
intention     to
enter   into   repurchase   agreements       only      with   commercial   banks
and
registered   broker-dealers   approved       by             the  Trustees   and
only  with
respect   to   obligations  of  the  U.S.  government   or  its   agencies
or
instrumentalities.    Repurchase   agreements          may   also          be
viewed     as
loans   made   by   a   fund  which  are  collateralized   by   the
securities
subject    to    repurchase.     Putnam           Management    will
monitor such
transactions    to    ensure    that    the             value         of
the     underlying
securities   will   be   at   least  equal             at   all   times   to
the   total
amount    of    the    repurchase    obligation,  including      the
interest
factor.    If   the   seller  defaults,  a  fund  could  realize   a
loss    on
the    sale   of   the   underlying   security   to   the   extent   that
the
proceeds   of   sale   including   accrued             interest   are      less
than   the
resale    price   provided   in   the   agreement including   interest.
In
addition,    if    the   seller   should          be        involved   in
bankruptcy    or
insolvency    proceedings,   a   fund   may            incur   delay       and
costs   in
selling   the   underlying  security  or  may  suffer  a   loss   of
principal
and   interest   if   the  fund  is  treated      as  an  unsecured   creditor
and
required    to    return   the   underlying            collateral   to
the      seller's
estate.

Pursuant    to    an   exemptive   order          issued    by   the
Securities   and
Exchange    Commission,    the    fund        may       transfer uninvested
cash
balances   into   a   joint   account,  along  with   cash  of   other   Putnam
funds   and   certain   other  accounts.          These  balances     may   be
invested
in    one    or    more   repurchase   agreements and/or    short-term    money
market instruments.

OPTIONS ON SECURITIES
WRITING    COVERED    OPTIONS.    Each       fund       may      write
covered call
options   and   covered   put   options  on       optionable   securities
held    in
its    portfolio,   when   in   the   opinion          of   Putnam
Management such
transactions    are   consistent   with   a            fund's   investment
objective(s)
and   policies.    Call   options  written  by  a  fund   give   the
purchaser
the   right   to   buy   the  underlying  securities  from  the   fund   at
a
stated   exercise   price;   put   options  give   the   purchaser   the   right
to sell the underlying securities to the fund at a stated price.

Each   fund   may   write   only  covered  options,   which      means
that,   so
long   as   a   fund  is  obligated  as  the      writer  of  a  call   option,
it
will    own   the   underlying   securities            subject   to   the
option  (or
comparable     securities     satisfying               the    cover
requirements    of
securities   exchanges).    In  the  case  of  put  options,   the   fund  will
hold   cash   and/or   high-grade   short-term   debt   obligations        equal
to
the   price   to   be   paid   if  the  option  is  exercised.    In
addition,
the   fund   will  be  considered  to  have       covered  a  put  or   call
option
if   and  to  the  extent  that  it  holds  an  option  that  offsets      some
or
all   of   the   risk   of   the  option  it      has  written.        Each
fund   may
write    combinations    of   covered   puts       and      calls           on
the   same
underlying security.

A   fund   will   receive  a  premium  from       writing  a  put  or  call
option,
which   increases   the   fund's   return  on          the   underlying
security      in
the   event   the   option  expires  unexercised  or        is   closed    out
at   a
profit.    The   amount   of   the  premium       reflects, among
other   things,
the    relationship    between   the    exercise  price          and
the    current
market   value   of   the   underlying            security,           the
volatility   of  the
underlying     security,     the    amount                  of             time
remaining     until
expiration,   current   interest  rates,  and   the              effect
of    supply and
demand   in   the   options  market  and  in      the  market  for         the
underlying
security.     By    writing   a   call            option,             the
fund          limits its
opportunity   to   profit   from  any   increase  in         the   market
value       of
the   underlying   security   above   the         exercise        price
of    the   option
but   continues  to  bear  the  risk  of  a       decline        in  the
value   of  the
underlying   security.    By   writing       a         put  option,   the
fund   assumes
the    risk   that   it   may   be   required   to               purchase
the   underlying
security    for    an    exercise   price         higher              than
its         then-current
market   value,   resulting   in   a    potential      capital   loss unless
the
security subsequently appreciates in value.

A   fund   may   terminate  an  option       that      it  has  written
prior   to  its
expiration    by    entering   into   a       closing            purchase
transaction  in
which   it   purchases   an   offsetting          option.                  The
fund   realizes      a
profit   or   loss   from   a  closing       transaction              if   the
cost   of   the
transaction   (option   premium   plus            transaction          costs)
is          less    or
more   than   the   premium   received       from       writing  the
option.    If   a
fund    writes    a   call   option   but         does      not  own
the         underlying
security,   and   when   it   writes    a         put   option,   the
fund   may   be
required    to    deposit   cash   or        securities               with
its         broker   as
"margin,"   or   collateral,   for  its      obligation               to   buy
or   sell   the
underlying    security.    As   the   value            of        the
underlying   security
varies,   the   fund   may   have  to   deposit  additional   margin   with
the
broker.     Margin    requirements   are               complex              and
are    fixed  by
individual    brokers,    subject    to           minimum
requirements   currently
imposed   by   the   Federal   Reserve       Board  and          by   stock
exchanges   and
other self-regulatory organizations.

PURCHASING    PUT   OPTIONS.    A   fund          may   purchase   put
options      to
protect   its   portfolio   holdings    in        an   underlying
security   against
a   decline   in   market   value.    Such             protection   is
provided   during
the   life   of   the   put   option  since       the  fund,   as
holder   of the
option,    is   able   to   sell   the            underlying
security      at   the put
exercise    price    regardless    of        any            decline        in
the         underlying
security's    market   price.    In   order            for            a   put
option       to     be
profitable,    the    market   price    of        the  underlying
security    must
decline    sufficiently    below   the            exercise                 price
to          cover   the
premium    and   transaction   costs.             By             using
put   options   in    this
manner,   the   fund   will   reduce  any  profit  it   might
otherwise   have
realized    from    appreciation   of        the            underlying
security    by the
premium paid for the put option and by transaction costs.

PURCHASING   CALL   OPTIONS.    A   fund          may   purchase   call
options      to
hedge   against   an   increase   in    the  price               of   securities
that  the
fund   wants   ultimately   to   buy.        Such      hedge
protection   is   provided
during   the   life  of  the  call  option  since  the  fund,              as
holder       of
the   call   option,   is   able  to  buy  the  underlying   security   at the
exercise    price    regardless   of    any            increase       in
the         underlying
security's   market   price.    In   order             for       a          call
option       to     be
profitable,   the   market   price  of       the       underlying   security
must   rise
sufficiently   above   the   exercise        price   to               cover
the   premium and
transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The   successful   use   of  a  fund's       options  strategies      depends
on    the
ability   of   Putnam   Management   to       forecast           correctly
interest   rate
and   market   movements.   For  example,  if  the          fund   were
to   write   a
call    option   based   on   Putnam    Management's             expectation
that  the
price   of   the   underlying  security      would  fall,   but       the  price
were
to   rise   instead,   the  fund  could      be  required  to  sell   the
security
upon    exercise    at    a    price   below the       current
market      price.
Similarly,   if  the  fund  were  to  write  a  put  option  based         on
Putnam
Management's     expectation    that    the       price               of   the
underlying
security would rise, but the price were to fall instead, the fund
could   be   required   to   purchase  the   security       upon      exercise
at   a
price higher than the current market price.

When   a   fund   purchases  an  option,  it  runs  the          risk
that       it   will
lose   its   entire   investment   in  the  option          in             a
relatively   short
period   of   time,   unless   the  fund  exercises   the   option         or
enters
into    a   closing   sale   transaction          before   the
option's    expiration.
If   the   price   of   the  underlying      security  does           not
rise       (in  the
case   of   a   call)   or  fall  (in  the  case  of  a          put)
to         an   extent
sufficient   to   cover   the  option  premium  and   transaction     costs,
the
fund   will   lose  part  or  all  of  its  investment  in  the  option.    This
contrasts    with    an   investment   by         the       fund           in
the         underlying
security,    since   the   fund   will       not  realize                  a
loss        if   the
security's price does not change.

The   effective   use   of  options  also  depends  on  a  fund's     ability
to
terminate   option   positions   at   times   when          Putnam    Management
deems
it   desirable   to  do  so.   There  is  no  assurance          that  the
fund   will
be   able   to   effect   closing  transactions  at  any         particular
time       or
at an acceptable price.

If   a   secondary   market   in   options  were  to        become
unavailable,   a
fund   could   no   longer   engage   in          closing        transactions.
Lack       of
investor    interest   might   adversely          affect   the
liquidity    of  the
market   for   particular  options  or  series  of  options.               A
market may
discontinue   trading   of   a   particular   option        or   options
generally.
In    addition,    a   market   could   become   temporarily
unavailable  if
unusual   events   --  such  as  volume      in  excess  of      trading   or
clearing
capability -- were to interrupt normal market operations.

A   market   may   at  times  find  it  necessary  to  impose  restrictions
on
particular     types    of    options        transactions,                 such
as          opening
transactions.    For   example,   if   an         underlying
security   ceases     to
meet   qualifications   imposed  by  the  market   or       the  Options
Clearing
Corporation,    new   series   of   options   on   that               security
will       no
longer    be    opened    to    replace           expiring            series,
and        opening
transactions   in   existing   series  may  be  prohibited.      If   an
options
market   were   to   become   unavailable,  a          fund      as   a
holder   of  an
option   would   be   able  to  realize      profits  or  limit  losses
only       by
exercising    the   option,   and   the       fund,         as        option
writer,      would
remain obligated under the option until expiration or exercise.

Disruptions   in   the   markets   for       the  securities   underlying
options
purchased   or   sold   by   a   fund   could          result              in
losses     on   the
options.     If   trading   is   interrupted in   an             underlying
security,
the   trading   of   options   on   that  security          is
normally    halted    as
well.    As   a  result,  the  fund  as      purchaser  or  writer         of
an         option
will   be   unable   to   close  out  its  positions        until
options   trading
resumes,   and   it   may  be  faced  with  considerable          losses   if
trading
in   the   security   reopens   at   a  substantially       different price.
In
addition,    the    Options    Clearing           Corporation
or          other     options
markets    may   impose   exercise   restrictions.           If        a
prohibition  on
exercise   is   imposed   at  the  time      when  trading            in   the
option has
also   been   halted,   the  fund  as  purchaser  or        writer
of         an   option
will    be    locked    into   its   position          until               one
of          the  two
restrictions     has     been    lifted.                If            the
Options       Clearing
Corporation   were   to   determine   that   the   available          supply
of         an
underlying    security   appears   insufficient        to             permit
delivery    by
the   writers   of   all   outstanding  calls  in   the               event   of
exercise,
the    Options    Clearing   Corporation          may   prohibit    indefinitely
the
exercise   of   put   options.    The  fund, as   holder   of   such   a   put
option,    could    lose    its   entire     investment          if
the        prohibition
remained in effect until the put option's expiration.

Foreign-traded   options   are   subject     to        many of   the
same    risks
presented     by     internationally-traded        securities.               In
addition,
because   of   time   differences  between  the  United   States           and
various
foreign   countries,   and   because  different   holidays   are
observed  in
different    countries,   foreign   options       markets        may        be
open    for
trading   during   hours  or  on  days  when  U.S.          markets  are
closed.   As
a   result,   option   premiums  may  not  reflect           the current
prices    of
the underlying interest in the United States.

Over-the-counter   ("OTC")   options         purchased      by        a   fund
and    assets
held   to   cover   OTC  options  written  by  the          fund  may,     under
certain
circumstances,   be   considered   illiquid       securities     for
purposes  of
any    limitation    on   the   fund's   ability       to        invest
in         illiquid
securities.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject   to   applicable   law,   and  unless  otherwise   specified      in
the
prospectus,   a   fund   may   invest        without   limit   in   the
types of
futures     contracts     and    related      options       identified
in     the
prospectus    for    hedging   and      non-hedging         purposes,    such
as    to
manage   the   effective   duration     of   the       fund's   portfolio
or   as   a
substitute    for    direct   investment.         A   financial   futures
contract
sale   creates   an   obligation  by  the  seller  to  deliver   the   type
of
financial   instrument   called   for        in   the       contract       in
a   specified
delivery   month   for   a   stated     price.         A   financial
futures    contract
purchase   creates   an   obligation  by  the          purchaser   to take
delivery
of   the   type   of  financial  instrument  called  for  in  the
contract  in
a    specified    delivery   month      at   a         stated    price.
The        specific
instruments    delivered   or   taken,   respectively,   at      settlement
date
are   not   determined   until  on  or  near  that          date.          The
determination
is   made   in  accordance  with  the  rules  of  the  exchange  on  which   the
futures    contract   sale   or   purchase   was       made.      Futures
contracts
are   traded   in   the   United   States  only  on   commodity       exchanges
or
boards   of   trade   --   known   as  "contract  markets"   --       approved
for
such    trading    by   the   Commodity   Futures           Trading
Commission    (the
"CFTC"),    and    must    be    executed   through   a          futures
commission
merchant   or   brokerage   firm   which     is        a              member
of        the  relevant
contract market.

Although    futures   contracts   (other     than   index   futures)       by
their
terms   call   for   actual   delivery   or       acceptance     of
commodities or
securities,   in   most  cases  the     contracts  are  closed        out
before   the
settlement    date    without    the         making          or       taking
of        delivery.
Closing   out   a   futures   contract  sale  is  effected   by       purchasing
a
futures   contract   for   the   same        aggregate           amount   of
the       specific
type   of   financial   instrument  or  commodity           with the  same
delivery
date.    If   the   price   of  the     initial  sale       of  the
futures    contract
exceeds   the   price   of  the  offsetting  purchase,  the      seller   is
paid
the   difference   and  realizes  a     gain.   Conversely, if   the   price
of
the   offsetting   purchase   exceeds        the       price   of     the
initial   sale,
the   seller   realizes  a  loss.   If  the  fund  is  unable  to
enter   into
a   closing   transaction,  the  amount  of  the  fund's    potential   loss
is
unlimited.    The   closing   out   of   a   futures   contract       purchase
is
effected    by    the    purchaser's         entering   into   a   futures
contract
sale.    If   the   offsetting   sale  price   exceeds   the   purchase   price,
the   purchaser   realizes   a  gain,  and  if  the   purchase   price   exceeds
the   offsetting   sale   price,   the   purchaser           realizes   a
loss. In
general,   40%   of  the  gain  or  loss  arising  from  the  closing      out
of
a   futures   contract  traded  on  an  exchange  approved  by   the   CFTC
is
treated    as    short-term   gain      or   loss,   and         60%       is
treated   as
long-term gain or loss.

Unlike   when   a   fund   purchases    or  sells  a         security,   no
price   is
paid   or   received   by   the  fund        upon  the      purchase   or  sale
of   a
futures   contract.    Upon   entering       into      a              contract,
the       fund  is
required   to   deposit   with  its  custodian  in          a  segregated
account   in
the   name   of   the  futures  broker  an  amount          of  liquid   assets.
This
amount    is    known   as   "initial         margin."           The   nature
of        initial
margin   in   futures   transactions    is   different from   that
of   margin
in   security   transactions   in  that  futures  contract   margin
does  not
involve    the    borrowing    of   funds         to   finance   the
transactions.
Rather,   the   initial   margin  is    similar        to         a
performance    bond     or
good   faith   deposit   which  is  returned  to  the  fund   upon
termination
of    the    futures    contract,   assuming all         contractual
obligations
have    been    satisfied.    Futures         contracts               also
involve      brokerage
costs.

Subsequent    payments,    called    "variation             margin"        or
"maintenance
margin,"   to  and  from  the  broker        (or  the  custodian)  are     made
on   a
daily   basis   as   the   price  of    the  underlying  security   or
commodity
fluctuates,   making   the   long   and   short        positions   in the
futures
contract   more   or   less   valuable,  a  process   known   as "marking
to
the   market."    For   example,   when  a  fund       has   purchased
a   futures
contract   on   a   security   and  the  price  of           the   underlying
security
has   risen,   that   position   will        have   increased   in         value
and   the
fund    will   receive   from   the     broker    a         variation
margin      payment
based   on   that   increase  in  value.   Conversely,   when   the
fund  has
purchased    a    security   futures         contract       and       the
price      of the
underlying    security   has   declined,   the   position    would
be    less
valuable    and   the   fund   would         be        required  to   make a
variation
margin payment to the broker.

A   fund  may  elect  to  close  some        or  all  of         its  futures
positions  at
any   time   prior   to   their  expiration  date  in       order   to
reduce    or
eliminate   the   hedge   position   then         currently      held      by
the    fund.
The    fund   may   close   its   positions   by       taking    opposite
positions
which    will    operate   to   terminate         the       fund's   position
in    the
futures    contracts.    Final   determinations        of   variation margin
are
then   made,   additional  cash  is  required  to  be  paid   by or
released
to   the   fund,   and   the   fund  realizes  a       loss   or      a    gain.
Such
closing transactions involve additional commission costs.

None   of   the   funds   intend  to    purchase  or        sell  futures
or   related
options   for   other  than  hedging    purposes,  if,  as  a  result,
the   sum
of   the   initial   margin  deposits        on  the  fund's  existing
futures and
related    options    positions    and        premiums        paid         for
outstanding
options   on   futures   contracts  would  exceed           5%   of   the
fund's  net
assets.

OPTIONS   ON   FUTURES  CONTRACTS.   A  fund  may  purchase   and          write
call
and   put   options  on  futures  contracts  it  may  buy  or  sell        and
enter
into    closing    transactions    with   respect            to    such
options   to
terminate    existing   positions.      In   return              for   the
premium    paid,
options    on   futures   contracts     give   the          purchaser      the
right   to
assume   a   position   in   a  futures  contract  at       the   specified
option
exercise   price   at  any  time  during  the  period  of   the   option.  The
fund   may   use   options  on  futures  contracts          in  lieu       of
writing   or
buying     options     directly    on             the       underlying
securities   or
purchasing    and    selling    the     underlying          futures
contracts. For
example,   to   hedge  against  a  possible  decrease  in  the  value       of
its
portfolio   securities,   a   fund   may   purchase   put   options
or   write
call    options    on   futures   contracts   rather   than   selling
futures
contracts.    Similarly,   a   fund  may  purchase           call     options
or   write
put   options   on   futures  contracts  as  a  substitute  for   the
purchase
of   futures   contracts   to  hedge    against  a  possible   increase
in    the
price   of   securities   which   the         fund     expects   to   purchase.
Such
options   generally   operate   in  the  same  manner       as   options
purchased
or written directly on the underlying investments.

As   with   options  on  securities,  the  holder      or  writer   of     an
option
may   terminate   his   position  by  selling          or             purchasing
an         offsetting
option.    There   is   no   guarantee  that      such      closing
transactions      can
be effected.

A   fund   will   be   required  to  deposit      initial  margin  and
maintenance
margin   with   respect   to  put  and  call      options        on   futures
contracts
written   by   it   pursuant   to  brokers'  requirements   similar        to
those
described    above    in   connection   with           the        discussion
of          futures
contracts.

RISKS    OF   TRANSACTIONS   IN   FUTURES   CONTRACTS       AND   RELATED
OPTIONS.
Successful   use   of   futures   contracts       by             a    fund   is
subject       to
Putnam    Management's    ability    to    predict            movements    in
various
factors affecting securities markets, including interest rates.
Compared    to    the   purchase   or   sale           of             futures
contracts,    the
purchase    of   call   or   put   options   on        futures   contracts
involves
less   potential   risk  to  a  fund  because          the       maximum
amount   at   risk
is    the   premium   paid   for   the   options            (plus   transaction
costs).
However,   there   may   be  circumstances  when  the       purchase   of
a   call
or   put   option  on  a  futures  contract  would          result  in  a  loss
to          a
fund   when   the   purchase  or  sale  of  a          futures
contract   would   not,
such   as   when   there   is  no  movement  in  the  prices          of   the
hedged
investments.     The   writing   of   an   option           on             a
futures       contract
involves   risks   similar   to   those  risks         relating  to        the
sale        of
futures contracts.

The   use   of   options  and  futures  strategies          also   involves
the   risk
of    imperfect   correlation   among   movements           in             the
prices     of     the
securities   underlying   the   futures   and           options        purchased
and   sold
by    the   fund,   of   the   options   and           futures
contracts  themselves,
and,   in   the   case   of  hedging  transactions,  of          the  securities
which
are    the    subject   of   a   hedge.    The         successful   use    of
these
strategies   further   depends  on  the  ability            of        Putnam
Management    to
forecast interest rates and market movements correctly.

There    is    no    assurance    that   higher        than
anticipated    trading
activity   or   other   unforeseen  events   might           not,     at
times,   render
certain   market   clearing   facilities   inadequate,           and
thereby     result
in   the   institution   by   exchanges  of       special        procedures
which      may
interfere with the timely execution of customer orders.

To   reduce   or   eliminate  a  position  held  by  a  fund,   the        fund
may
seek   to   close   out   such   position.   The  ability   to        establish
and
close    out    positions   will   be   subject        to   the
development       and
maintenance   of   a   liquid  secondary  market.           It  is  not
certain   that
this   market   will   develop   or  continue          to             exist
for   a     particular
futures   contract   or   option.   Reasons  for  the  absence        of
a   liquid
secondary   market   on   an  exchange  include  the   following:     (i)
there
may    be    insufficient   trading   interest         in   certain
contracts     or
options;    (ii)   restrictions   may   be   imposed   by   an         exchange
on
opening    transactions    or    closing    transactions         or
both;    (iii)
trading    halts,   suspensions   or   other           restrictions   may   be
imposed
with    respect   to   particular   classes       or             series    of
contracts     or
options,    or    underlying   securities;   (iv)            unusual        or
unforeseen
circumstances   may   interrupt   normal  operations   on   an        exchange;
(v)
the   facilities   of   an   exchange  or  a      clearing
corporation   may  not
at   all   times   be   adequate   to  handle           current        trading
volume;       or
(vi)   one   or   more   exchanges  could,  for  economic  or   other
reasons,
decide   or   be   compelled   at   some  future            date       to
discontinue   the
trading   of   contracts   or  options  (or  a  particular   class    or
series
of   contracts   or   options),  in  which  event      the            secondary
market      on
that   exchange   for  such  contracts  or  options  (or   in   the        class
or
series   of   contracts   or   options)   would        cease           to
exist,     although
outstanding   contracts   or   options   on       the            exchange
that       had   been
issued   by   a   clearing  corporation  as  a  result   of           trades
on    that
exchange    would    continue   to   be   exercisable  in
accordance with
their terms.

U.S.    TREASURY    SECURITY    FUTURES      CONTRACTS      AND
OPTIONS.   U.S.
Treasury     security    futures    contracts            require           the
seller     to
deliver,   or   the   purchaser  to  take  delivery         of,  the
type    of U.S.
Treasury   security   called  for  in  the  contract   at             a
specified  date
and    price.    Options   on   U.S.    Treasury   security           futures
contracts
give   the   purchaser   the  right  in  return  for   the            premium
paid     to
assume   a   position   in  a  U.S.  Treasury          security  futures
contract    at
the   specified   option  exercise  price  at          any  time      during
the   period
of the option.

Successful   use   of   U.S.   Treasury  security      futures
contracts   by     a
fund    is    subject    to    Putnam        Management's        ability
to        predict
movements   in   the   direction   of        interest  rates          and
other    factors
affecting   markets   for   debt   securities.    For  example,   if
a     fund
has   sold   U.S.   Treasury   security   futures      contracts           in
order    to
hedge   against   the   possibility   of     an         increase      in
interest   rates
which    would   adversely   affect   securities  held   in           its
portfolio,
and   the   prices   of   the   fund's       securities               increase
instead   as      a
result   of  a  decline  in  interest  rates,          the  fund  will
lose    part      or
all   of   the   benefit  of  the  increased  value         of  its
securities   which
it    has   hedged   because   it   will     have   offsetting
losses     in     its
futures   positions.    In   addition,       in  such  situations,
if   the fund
has   insufficient   cash,   it   may  have       to   sell   securities
to    meet
daily   maintenance   margin  requirements  at   a               time
when   it    may     be
disadvantageous to do so.

There    is    also   a   risk   that        price           movements
in       U.S.        Treasury
security   futures   contracts   and  related           options   will
not     correlate
closely     with     price     movements      in    markets
for     particular
securities.    For   example,   if  a  fund  has  hedged         against   a
decline
in   the   values   of   fixed-income  securities  held   by               it
by       selling
Treasury    security   futures   and    the   values         of       Treasury
securities
subsequently     increase    while    the         values           of
its     fixed-income
securities   decrease,   the   fund   would       incur           losses
on     both  the
Treasury    security    futures   contracts            written        by
it      and  the
fixed-income securities held in its portfolio.

INDEX   FUTURES   CONTRACTS.   An  index  futures      contract            is
a        contract
to   buy  or  sell  units  of  an  index  at  a  specified       future  date
at       a
price   agreed   upon   when   the  contract           is        made.
Entering    into   a
contract   to   buy   units   of   an  index  is  commonly            referred
to       as
buying   or   purchasing  a  contract  or  holding  a  long      position
in      the
index.    Entering   into   a  contract  to  sell      units               of
an   index   is
commonly   referred   to   as   selling  a   contract  or             holding
a   short
position.    A  unit  is  the  current       value          of  the  index.
A   fund   may
enter    into    stock   index   futures     contracts,     debt
index     futures
contracts,   or   other   index   futures   contracts  appropriate
to      its
objective(s).    A   fund  may  also  purchase  and         sell
options   on   index
futures contracts.

For    example,   the   Standard   &    Poor's          500       Composite
Stock    Price
Index   ("S&P   500")   is  composed  of  500          selected  common
stocks, most
of   which   are  listed  on  the  New       York  Stock         Exchange.
The     S&P  500
assigns   relative   weightings   to  the  common      stocks
included    in    the
Index,   and   the   value  fluctuates       with  changes  in  the
market   values
of   those   common   stocks.   In  the  case          of        the   S&P
500,    contracts
are   to  buy  or  sell  500  units.    Thus,  if  the  value         of  the
S&P     500
were   $150,   one   contract   would        be   worth               $75,000
(500   units       x
$150).     The    stock    index   futures   contract   specifies          that
no
delivery   of   the   actual   stocks        making   up          the
index will take
place.     Instead,    settlement    in      cash must           occur
upon    the
termination    of    the    contract,        with           the
settlement  being    the
difference   between   the  contract         price  and  the  actual   level
of   the
stock   index   at  the  expiration          of  the  contract.   For  example,
if   a
fund   enters   into  a  futures  contract  to  buy  500  units   of  the  S&P
500   at   a   specified  future  date  at  a  contract  price   of   $150 and
the   S&P   500   is  at  $154  on      that  future  date,  the      fund
will   gain
$2,000   (500   units   x   gain  of         $4).   If      the       fund
enters     into   a
futures   contract   to   sell   500          units    of   the   stock   index
at   a
specified   future  date  at  a  contract         price  of      $150  and  the
S&P  500
is   at   $152   on   that  future      date,          the  fund      will  lose
$1,000   (500
units x loss of $2).

There   are   several  risks  in  connection  with  the  use          by   a
fund   of
index    futures.     One    risk            arises    because        of
the  imperfect
correlation   between   movements  in  the   prices              of   the
index      futures
and   movements   in   the   prices          of  securities  which         are
the       subject
of   the   hedge.    Putnam  Management  will,  however,   attempt   to
reduce
this   risk   by   buying   or   selling,         to  the  extent
possible,   futures
on   indices   the   movements  of      which          will,  in      its
judgment,  have   a
significant    correlation   with       movements      in             the
prices    of   the
securities sought to be hedged.

Successful   use   of   index   futures  by  a   fund       is        also
subject   to
Putnam   Management's   ability   to         predict        movements   in   the
direction
of   the   market.     For  example,         it  is  possible  that,   where
a   fund
has   sold   futures  to  hedge  its         portfolio  against  a
decline    in  the
market,   the   index   on   which      the  futures   are   written  may
advance
and   the   value   of   securities               held   in      the
fund's   portfolio  may
decline.    If   this   occurred,       the       fund   would   lose   money
on   the
futures   and   also   experience  a         decline  in   value   in   its
portfolio
securities.    It   is   also   possible               that,   if          a
fund has     hedged
against    the   possibility   of       a   decline         in         the
market    adversely
affecting   securities   held   in           its            portfolio       and
securities   prices
increase   instead,   the  fund  will  lose  part  or       all            of
the       benefit
of   the   increased   value  of  those  securities  it   has   hedged
because
it    will   have   offsetting   losses      in   its       futures
positions.   In
addition,   in   such   situations,          if  the   fund           has
insufficient    cash,
it   may   have   to   sell   securities  to meet           daily
variation   margin
requirements at a time when it is disadvantageous to do so.

In   addition   to   the   possibility  that there           may      be   an
imperfect
correlation,   or   no   correlation         at             all,      between
movements  in  the
index   futures   and   the  portion         of  the  portfolio   being
hedged,   the
prices    of    index    futures        may            not            correlate
perfectly    with
movements    in    the    underlying           index         due           to
certain      market
distortions.    First,   all   participants   in   the   futures market
are
subject    to    margin   deposit       and       maintenance
requirements.       Rather
than    meeting    additional    margin           deposit
requirements,  investors
may    close   futures   contracts           through   offsetting   transactions
which
could    distort    the   normal   relationship        between             the
index     and
futures    markets.     Second,    margin          requirements       in    the
futures
market    are    less    onerous        than            margin
requirements    in    the
securities   market,   and  as  a  result         the  futures   market    may
attract
more    speculators    than    the           securities           market
does.     Increased
participation   by   speculators  in         the       futures        market
may   also   cause
temporary    price   distortions.            Due            to        the
possibility    of      price
distortions    in    the   futures           market   and   also      because
of    the
imperfect     correlation    between           movements              in    the
index      and
movements   in   the   prices  of  index  futures,  even  a           correct
forecast
of    general   market   trends   by          Putnam        Management
may   still  not
result in a profitable position over a short time period.

OPTIONS   ON   STOCK   INDEX   FUTURES.           Options        on   index
futures    are
similar   to   options   on   securities               except   that   options
on         index
futures   give   the   purchaser  the  right,  in   return       for  the
premium
paid,   to   assume   a  position  in  an         index  futures   contract
(a   long
position   if   the   option   is  a         call  and  a        short
position   if  the
option   is   a   put),   at   a   specified      exercise   price          at
any   time
during   the   period   of   the  option.   Upon  exercise       of        the
option,
the   delivery   of  the  futures  position  by  the        writer
of   the   option
to   the   holder   of   the  option  will  be         accompanied         by
delivery      of
the    accumulated   balance   in   the      writer's            futures
margin    account
which   represents   the   amount   by   which          the           market
price   of    the
index   futures   contract,   at  exercise,  exceeds             (in   the
case   of      a
call)   or   is   less  than  (in  the  case      of  a          put)  the
exercise   price
of   the   option  on  the  index  future.        If  an         option  is
exercised       on
the   last   trading   day  prior  to  its  expiration  date,              the
settlement
will   be   made  entirely  in  cash  equal  to  the        difference
between  the
exercise   price   of   the  option  and  the          closing  level
of   the   index
on   which   the   future   is  based  on  the         expiration   date.
Purchasers
of    options   who   fail   to   exercise        their               options
prior   to      the
exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As   an   alternative   to   purchasing  call               and            put
options on   index
futures,   a  fund  may  purchase  and  sell      call  and  put  options   on
the
underlying   indices   themselves.   Such   options              would
be      used   in   a
manner identical to the use of options on index futures.

INDEX WARRANTS

A   fund   may   purchase   put  warrants  and         call           warrants
whose   values
vary    depending   on   the   change   in        the  value     of
one   or   more
specified    securities    indices   ("index           warrants").
Index   warrants
are   generally   issued   by   banks  or  other  financial      institutions
and
give   the   holder   the  right,  at  any  time  during    the        term   of
the
warrant,   to   receive   upon  exercise  of      the       warrant        a
cash   payment
from   the  issuer  based  on  the  value  of          the  underlying
index   at    the
time   of   exercise.    In   general,  if        the  value     of
the   underlying
index   rises   above   the   exercise  price          of        the   index
warrant,   the
holder   of   a   call   warrant   will  be            entitled   to
receive   a   cash
payment    from   the   issuer   upon   exercise  based     on             the
difference
between   the   value   of   the   index  and          the            exercise
price   of    the
warrant;   if   the   value   of  the  underlying  index    falls,   the
holder
of   a   put   warrant  will  be  entitled  to         receive  a  cash  payment
from
the    issuer   upon   exercise   based      on             the
difference    between       the
exercise   price   of   the  warrant  and  the         value           of   the
index.     The
holder   of   a   warrant   would  not  be  entitled        to   any
payments   from
the   issuer   at  any  time  when,  in  the      case  of  a  call
warrant,   the
exercise   price   is   greater  than  the  value  of       the   underlying
index,
or,   in  the  case  of  a  put  warrant,  the         exercise  price  is  less
than
the   value   of   the   underlying  index.                 If        the   fund
were   not      to
exercise   an   index   warrant  prior  to  its  expiration,               then
the   fund
would   lose   the  amount  of  the  purchase          price          paid   by
it   for   the
warrant.

A   fund   will   normally  use  index  warrants  in             a    manner
similar    to
its   use   of   options  on  securities  indices.               The  risks  of
a   fund's
use   of   index   warrants  are  generally  similar        to   those
relating      to
its   use   of   index   options.    Unlike            most           index
options,   however,
index    warrants    are    issued   in      limited        amounts
and     are       not
obligations   of   a   regulated   clearing  agency,             but   are
backed   only
by   the   credit   of   the  bank  or  other          institution  which
issues   the
warrant.    Also,   index   warrants   generally  have   longer       terms
than
index   options.    Although   the   fund   will  normally       invest   only
in
exchange-listed   warrants,  index  warrants           are            not
likely   to   be    as
liquid   as   certain   index   options  backed   by             a    recognized
clearing
agency.    In   addition,   the  terms  of  index      warrants            may
limit   the
fund's   ability   to  exercise  the  warrants         at  such  time,
or   in   such
quantities, as the fund would otherwise wish to do.

FOREIGN INVESTMENTS

A   fund   may   invest  in  securities  of  foreign  issuers    that      are
not
actively    traded    in    U.S.    markets.     These    foreign    investments
involve certain special risks described below.

Foreign   securities   are   normally  denominated   and    traded   in
foreign
currencies.     As    a    result,   the   value    of    a    fund's
foreign
investments   and   the   value   of   its  shares   (other   than   Putnam
VT
Money   Market   Fund)   may   be   affected   favorably    or   unfavorably
by
changes   in   currency   exchange   rates  relative   to   the   U.S.
dollar.
There   may   be   less   information  publicly  available   about   a
foreign
issuer   than   about   a   U.S.   issuer,   and   foreign   issuers       are
not
generally    subject   to   accounting,   auditing   and    financial
reporting
standards   and   practices  comparable  to  those   in   the    United
States.
The   securities   of   some   foreign  issuers   are   less   liquid   and
at
times    more   volatile   than   securities   of   comparable        U.S.
issuers.
Foreign    brokerage   commissions   and   other   fees   are    also
generally
higher   than   in   the   United   States.    Foreign   settlement   procedures
and   trade   regulations  may  involve  certain  risks  (such        as   delay
in
payment   or   delivery  of  securities  or  in  the  recovery        of   a
fund's
assets   held   abroad)  and  expenses  not  present  in    the       settlement
of
investments in U.S. markets.

In   addition,   a   fund's   investments   in   foreign    securities   may
be
subject    to    the    risk    of   nationalization   or    expropriation of
assets,    imposition   of   currency   exchange   controls   or    restrictions
on    the    repatriation   of   foreign   currency,   confiscatory
taxation,
political    or    financial    instability    and    diplomatic    developments
which   could   affect   the   value  of  a  fund's   investments   in
certain
foreign    countries.    Dividends   or   interest   on,    or   proceeds
from
the    sale    of,    foreign   securities   may   be   subject    to
foreign
withholding taxes, and special U.S. tax considerations may apply.

Legal     remedies     available    to    investors    in    certain
foreign
countries   may   be   more   limited  than   those   available   with
respect
to    investments    in    the   United   States    or    in     other
foreign
countries.    The   laws  of  some  foreign  countries  may   limit   a   fund's
ability    to    invest    in   securities   of   certain   issuers
organized
under the laws of those foreign countries.

The   risks   described   above,   including  the   risks   of
nationalization
or   expropriation   of   assets,   are  typically   increased        in
connection
with    investments   in   "emerging   markets."     For    example,
political
and    economic   structures   in   these   countries   may    be    in    their
infancy   and   developing   rapidly,  and   such   countries    may  lack   the
social,    political   and   economic   stability   characteristic    of    more
developed   countries.    Certain  of  these  countries   have        in   the
past
failed   to   recognize   private   property   rights   and   have   at    times
nationalized    and    expropriated   the   assets   of     private   companies.
High    rates   of   inflation   or   currency   devaluations    may
adversely
affect    the    economies   and   securities   markets   of   such   countries.
Investments in emerging markets may be considered speculative.

The     currencies     of    certain    emerging    market    countries     have
experienced   a   steady   devaluation  relative  to  the   U.S.   dollar,   and
continued   devaluations  may  adversely  affect   the   value        of   a
fund's
assets    denominated    in    such   currencies.     Many    emerging
market
companies    have    experienced    substantial,    and     in        some
periods
extremely   high,   rates   of   inflation  for  many   years,        and
continued
inflation    may    adversely    affect    the    economies    and    securities
markets of such countries.

In    addition,    unanticipated   political   or   social   developments    may
affect   the   value   of   a  fund's  investments  in  emerging   markets   and
the    availability   to   a   fund   of   additional   investments   in   these
markets.     The    small   size,   limited   trading   volume        and
relative
inexperience    of   the   securities   markets   in   these
countries  may
make    a    fund's    investments   in   securities    traded        in
emerging
markets   illiquid   and   more   volatile  than   investments   in   securities
traded   in   more  developed  countries,  and  a  fund  may  be      required
to
establish    special   custodial   or   other   arrangements
before      making
investments   in   securities   traded   in   emerging markets.    There
may
be    little    financial    or    accounting   information       available
with
respect   to   issuers   of  emerging  market  securities,  and       it   may
be
difficult   as   a   result   to   assess  the  value   or  prospects      of
an
investment in such securities.

Certain   of   the   foregoing  risks  may  also  apply  to      some   extent
to
securities    of    U.S.    issuers   that   are       denominated
in          foreign
currencies   or   that   are   traded   in  foreign   markets,   or   securities
of U.S. issuers having significant foreign operations.

FOREIGN CURRENCY TRANSACTIONS

Unless   otherwise   specified  in  the  prospectus  or   this   SAI,   a  fund
may    engage    without    limit    in    currency    exchange
transactions,
including     purchasing     and    selling    foreign   currency,
foreign
currency    options,   foreign   currency   forward   contracts   and
foreign
currency    futures   contracts   and   related   options,  to
manage     its
exposure   to   foreign   currencies.    In   addition,   a      fund   may
write
covered    call    and   put   options   on   foreign   currencies         for
the
purpose of increasing its current return.

Generally,   a   fund   may   engage   in   both   "transaction   hedging"
and
"position   hedging."    The   fund  may  also  engage in        foreign
currency
transactions   for   non-hedging   purposes,   subject to        applicable
law.
When    it   engages   in   transaction   hedging,          the   fund   enters
into
foreign      currency     transactions     with             respect
to          specific
receivables   or   payables,   generally  arising   in connection     with
the
purchase   or   sale   of   portfolio  securities.           The   fund
will   engage
in   transaction   hedging   when   it   desires   to   "lock         in"  the
U.S.
dollar   price  of  a  security  it  has  agreed  to  purchase   or   sell,
or
the   U.S.   dollar  equivalent  of  a  dividend  or  interest  payment   in
a
foreign   currency.    By   transaction   hedging,          the   fund   will
attempt
to    protect   itself   against   a   possible   loss resulting      from
an
adverse   change   in   the   relationship   between   the  U.S.   dollar
and
the    applicable   foreign   currency   during   the   period        between
the
date   on   which  the  security  is  purchased  or  sold,  or  on   which
the
dividend   or   interest   payment   is  earned,   and the   date     on   which
such payments are made or received.

A   fund   may   purchase   or  sell  a  foreign  currency  on   a    spot
(or
cash)   basis   at   the   prevailing  spot  rate   in connection     with
the
settlement   of   transactions   in   portfolio   securities   denominated
in
that    foreign    currency.    If   conditions   warrant,       for
transaction
hedging   purposes   a   fund  may  also  enter  into  contracts      to
purchase
or   sell   foreign   currencies   at  a  future  date ("forward   contracts")
and    purchase    and   sell   foreign   currency          futures
contracts.    A
foreign    currency   forward   contract   is   a   negotiated   agreement
to
exchange  currency  at  a  future  time  at  a  rate  or  rates  that   may
be
higher    or   lower   than   the   spot   rate.       Foreign        currency
futures
contracts    are    standardized    exchange-traded    contracts       and
have
margin     requirements.      In    addition,    for        transaction
hedging
purposes   a   fund   may   also   purchase   or   sell   exchange-listed
and
over-the-counter   call   and   put  options   on   foreign      currency
futures
contracts   and   on   foreign  currencies.   A  fund  may  also   enter   into
contracts   to   purchase  or  sell  foreign  currencies  at   a      future
date
("forward    contracts")    and    purchase   and           sell foreign
currency
futures contracts.

A   fund's   currency   hedging  transactions  may          call   for   the
delivery
of   one   foreign   currency   in  exchange  for   another      foreign
currency
and   may   at   times   not   involve  currencies  in   which         its
portfolio
securities    are   then   denominated.    Putnam Management            will
engage
in    such   "cross   hedging"   activities   when          it   believes   that
such
transactions    provide    significant    hedging      opportunities       for
a
fund.

Cross    hedging    transactions   by   a   fund       involve        the  risk
of
imperfect    correlation   between   changes           in             the
values      of    the
currencies   to   which   such   transactions  relate        and changes
in   the
value   of   the   currency   or  other  asset  or  liability              which
is   the
subject of the hedge.

For    transaction    hedging   purposes,   a               fund        may
also       purchase
exchange-listed    and    over-the-counter   call      and    put    options
on
foreign   currency   futures   contracts   and              on
foreign      currencies.    A
put   option   on   a   futures  contract  gives   the   fund              the
right      to
assume   a   short   position   in  the  futures   contract until     expiration
of   the   option.    A   put  option  on  a  currency  gives              the
fund the
right    to    sell   the   currency   at   an              exercise   price
until the
expiration   of   the   option.    A  call  option          on   a    futures
contract
gives   the   fund  the  right  to  assume  a  long  position  in  the
futures
contract   until   the  expiration  of  the  option.             A  call
option   on   a
currency   gives   the  fund  the  right  to  purchase  the  currency
at   the
exercise price until the expiration of the option.

A    fund   may   engage   in   position   hedging          to   protect
against      a
decline    in    the   value   relative   to      the       U.S.    dollar
of   the
currencies   in   which   its   portfolio   securities   are
denominated  or
quoted   (or   an  increase  in  the  value  of        the       currency
in   which the
securities   the   fund  intends  to  buy  are  denominated,          when the
fund
holds    cash    or    short-term   investments).           For    position
hedging
purposes,   the   fund   may   purchase   or      sell,               on
exchanges    or    in
over-the-counter     markets,     foreign    currency            futures
contracts,
foreign     currency    forward    contracts           and
options       on        foreign
currency   futures   contracts   and   on  foreign          currencies   on
exchanges
or    in    over-the-counter    markets.    In               connection
with       position
hedging,   a   fund   may  also  purchase  or  sell  foreign          currency
on   a
spot basis.

It   is   impossible   to   forecast  with  precision       the   market   value
of
portfolio   securities   at   the  expiration          or        maturity
of   a       forward
or   futures   contract.   Accordingly,  it  may  be        necessary   for
a   fund
to   purchase   additional   foreign  currency              on             the
spot   market   (and
bear   the   expense   of   such  purchase)  if        the            market
value       of    the
security   or   securities   being  hedged  is              less       than
the   amount      of
foreign   currency   the   fund  is  obligated  to  deliver and   a
decision
is   made   to   sell   the  security  or  securities       and  make   delivery
of
the   foreign   currency.   Conversely,  it  may  be        necessary   to
sell  on
the   spot   market   some   of   the  foreign  currency   received   upon the
sale   of   the   portfolio  security  or  securities       if   the   market
value
of    such    security   or   securities   exceeds          the   amount   of
foreign
currency the fund is obligated to deliver.

Transaction   and   position   hedging  do   not   eliminate
fluctuations      in
the   underlying   prices   of  the  securities         which    the
fund  owns  or
intends   to   purchase   or   sell.   They   simply             establish   a
rate  of
exchange   which   one   can   achieve   at   some          future    point
in   time.
Additionally,   although   these  techniques      tend           to   minimize
the   risk
of   loss   due   to   a   decline  in  the  value  of  the hedged
currency,
they   tend   to  limit  any  potential  gain  which        might  result  from
the
increase   in   value   of  such  currency.   See  "Risk  factors   in
options
transactions" above.

A   fund   may   seek  to  increase  its  current  return  or  to  offset   some
of   the   costs   of   hedging  against  fluctuations   in current
exchange
rates   by   writing   covered  call  options  and  covered put   options
on
foreign   currencies.    The   fund  receives               a   premium
from   writing   a
call   or   put   option,  which  increases  the  fund's   current   return
if
the   option   expires  unexercised  or  is  closed  out  at               a
net   profit.
The   fund  may  terminate  an  option  that  it  has  written        prior   to
its
expiration    by    entering   into   a closing   purchase
transaction   in
which   it   purchases  an  option  having  the  same  terms               as
the   option
written.

The    fund's    currency    hedging   transactions    may       call      for
the
delivery   of   one   foreign   currency  in  exchange   for
another    foreign
currency   and   may   at   times   not  involve  currencies               in
which its
portfolio     securities    are    then  denominated.    Putnam       Management
will   engage   in   such   "cross   hedging"          activities   when   it
believes
that    such    transactions   provide   significant    hedging
opportunities
for   the   fund.    Cross  hedging  transactions  by  the  fund involve   the
risk   of   imperfect   correlation   between               changes   in
the   values   of
the   currencies   to   which   such  transactions   relate      and   changes
in
the   value   of   the   currency  or  other  asset  or     liability which
is
the subject of the hedge.

The    fund    may   also   engage   in non-hedging   currency   transactions.
For   example,   Putnam   Management   may   believe   that      exposure  to
a
currency    is    in   the   fund's   best   interest   but      that
securities
denominated   in   that   currency  will  not          assist  the    fund   in
meeting
its   objective.    In   that   case   the  fund  may   purchase   a   currency
forward   contract   or   option  in  order  to   increase  its  exposure
to
the   currency.    In   accordance  with  SEC               regulations,
the   fund   will
segregate    liquid    assets    in    its   portfolio      to
cover  forward
contracts used for non-hedging purposes.

The    value   of   any   currency,   including   U.S.   dollars and  foreign
currencies,    may   be   affected   by complex   political            and
economic
factors    applicable   to   the   issuing   country.       In
addition,  the
exchange   rates   of   foreign  currencies  (and  therefore               the
values     of
foreign      currency     options,     forward              contracts
and    futures
contracts)    may    be    affected   significantly,   fixed,               or
supported
directly    or   indirectly   by   U.S. and            foreign   government
actions.
Government    intervention   may   increase       risks   involved          in
purchasing
or     selling    foreign    currency    options,    forward
contracts  and
futures    contracts,   since   exchange   rates  may   not                be
free   to
fluctuate in response to other market forces.

The    value    of   a   foreign   currency       option,   forward   contract
or
futures   contract   reflects  the  value  of          an  exchange        rate,
which  in
turn   reflects   relative   values  of  two           currencies,    the  U.S.
dollar
and    the   foreign   currency   in   question.   Because       foreign
currency
transactions      occurring     in     the             interbank      market
involve
substantially   larger   amounts   than  those          that   may         be
involved    in
the    exercise   of   foreign   currency   options,   forward         contracts
and
futures    contracts,   investors   may be             disadvantaged
by   having   to
deal   in   an   odd-lot   market   for the       underlying   foreign
currencies
in   connection   with   options  at  prices  that  are  less
favorable   than
for   round   lots.    Foreign   governmental          restrictions        or
taxes   could
result   in   adverse   changes   in  the  cost  of   acquiring   or   disposing
of foreign currencies.

There   is   no   systematic   reporting   of               last sale
information for
foreign    currencies   and   there   is   no               regulatory
requirement    that
quotations   available   through   dealers   or   other     market    sources
be
firm     or    revised    on    a    timely            basis.         Available
quotation
information    is    generally   representative   of   very      large
round-lot
transactions   in   the   interbank   market           and   thus   may   not
reflect
exchange    rates   for   smaller   odd-lot       transactions   (less
than   $1
million)   where   rates   may  be  less  favorable.    The      interbank
market
in    foreign   currencies   is   a   global,               around-the-clock
market.     To
the   extent   that   options  markets  are  closed  while  the  markets   for
the   underlying   currencies   remain  open,   significant           price
and   rate
movements   may   take  place  in  the  underlying  markets           that
cannot      be
reflected in the options markets.

The   decision   as  to  whether  and  to  what  extent  a  fund   will
engage
in   foreign   currency  exchange  transactions  will       depend   on    a
number
of      factors,     including     prevailing     market         conditions,
the
composition    of    the    fund's   portfolio   and   the
availability         of
suitable    transactions.    Accordingly,   there       can    be           no
assurance
that   a   fund   will   engage  in  foreign  currency   exchange   transactions
at any given time or from time to time.

CURRENCY    FORWARD    AND    FUTURES    CONTRACTS.         A         forward
foreign
currency   contract   involves   an   obligation       to        purchase   or
sell   a
specific   currency  at  a  future  date,  which  may  be   any   fixed
number
of   days   from   the  date  of  the  contract  as  agreed  by   the
parties,
at   a   price  set  at  the  time  of  the  contract.   In  the   case
of   a
cancelable   forward   contract,   the   holder   has       the
unilateral   right
to   cancel   the   contract   at   maturity  by       paying    a
specified   fee.
The    contracts    are    traded    in   the   interbank        market
conducted
directly     between     currency    traders    (usually    large
commercial
banks)   and   their   customers.   A  forward   contract   generally
has        no
deposit   requirement,   and   no  commissions  are   charged         at   any
stage
for     trades.     A    foreign    currency    futures    contract
is          a
standardized    contract   for   the   future   delivery    of        a
specified
amount   of   a   foreign  currency  at  a  price      set  at  the  time
of   the
contract.     Foreign    currency    futures    contracts        traded
in         the
United   States   are   designed   by   and  traded   on   exchanges
regulated
by the CFTC, such as the New York Mercantile Exchange.

Forward    foreign   currency   exchange   contracts   differ          from
foreign
currency   futures   contracts   in  certain   respects.    For   example, the
maturity   date   of   a   forward  contract  may      be  any        fixed
number      of
days   from   the   date   of  the  contract  agreed  upon       by   the
parties,
rather    than    a   predetermined   date   in   a   given           month.
Forward
contracts   may   be   in  any  amount  agreed  upon  by  the         parties
rather
than     predetermined    amounts.     Also,    forward          foreign
exchange
contracts   are   traded  directly  between  currency       traders   so
that       no
intermediary    is   required.    A   forward   contract   generally
requires
no margin or other deposit.

At   the   maturity   of   a  forward  or  futures  contract,         the  fund
may
either   accept   or   make   delivery  of  the  currency   specified
in   the
contract,    or   at   or   prior   to   maturity       enter    into    a
closing
transaction    involving    the   purchase   or   sale    of               an
offsetting
contract.     Closing   transactions   with   respect       to        forward
contracts
are   usually   effected  with  the  currency  trader  who       is   a    party
to
the    original   forward   contract.    Closing       transactions   with
respect
to   futures   contracts   are   effected   on   a   commodities   exchange;   a
clearing     corporation     associated    with         the      exchange
assumes
responsibility for closing out such contracts.

Positions   in   the   foreign  currency  futures      contracts       may   be
closed
out   only   on   an   exchange   or   board   of       trade    which
provides   a
secondary   market   in   such   contracts.   Although   a       fund   intends
to
purchase    or    sell    foreign   currency   futures   contracts    only
on
exchanges   or   boards  of  trade  where  there  appears  to         be   an
active
secondary   market,   there   is   no  assurance       that   a
secondary         market
on   an   exchange   or   board  of  trade  will  exist   for         any
particular
contract   or  at  any  particular  time.   In  such  event,          it  may
not        be
possible   to   close  a  futures  position  and,      in  the  event   of
adverse
price   movements,   the   fund  would  continue  to   be   required       to
make
daily cash payments of variation margin.

FOREIGN     CURRENCY    OPTIONS.     In    general,    options        on
foreign
currencies    operate   similarly   to   options       on        securities
and        are
subject   to   many   of   the   risks  described   above.             Foreign
currency
options    are    traded    primarily    in   the    over-the-counter  market,
although   options   on   foreign  currencies  are  also         listed    on
several
exchanges.     Options   are   traded   not   only   on          the  currencies
of
individual    nations,    but    also   on   the    European          Currency
Unit
("ECU").     The    ECU   is   composed   of      amounts   of          a
number        of
currencies,    and    is   the   official   medium   of               exchange
of           the
European Community's European Monetary System.

A   fund   will   only   purchase  or  write  foreign  currency   options  when
Putnam   Management   believes   that   a   liquid   secondary   market   exists
for    such   options.    There   can   be   no   assurance       that   a
liquid
secondary    market   will   exist   for   a      particular
option    at  any
specific   time.    Options  on  foreign  currencies   are            affected
by           all
of    those    factors    which   influence   foreign       exchange  rates
and
investments generally.

SETTLEMENT     PROCEDURES.     Settlement    procedures               relating
to             a
fund's    investments    in   foreign   securities    and                  to
the    fund's
foreign   currency   exchange   transactions      may   be       more   complex
than
settlements    with    respect    to   investments    in              debt or
equity
securities   of   U.S.   issuers,   and   may   involve          certain   risks
not
present     in    the    fund's    domestic       investments.             For
example,
settlement     of     transactions    involving    foreign
securities    or
foreign   currencies   may   occur   within   a   foreign             country,
and          the
fund   may   be   required  to  accept  or  make  delivery       of  the
underlying
securities   or   currency   in  conformity  with   any          applicable
U.S.          or
foreign   restrictions   or   regulations,  and   may       be
required   to  pay
any   fees,   taxes   or   charges  associated   with       such   delivery.
Such
investments   may   also   involve  the  risk  that  an          entity
involved      in
the settlement may not meet its obligations.

FOREIGN    CURRENCY    CONVERSION.    Although         foreign
exchange    dealers
do   not   charge   a   fee  for  currency  conversion,  they    do   realize
a
profit   based   on   the   difference  (the      "spread")      between
prices        at
which   they   are   buying   and   selling   various       currencies.    Thus,
a
dealer   may   offer   to  sell  a  foreign  currency       to             a
fund       at  one
rate,   while   offering   a   lesser  rate  of   exchange            should
the        fund
desire to resell that currency to the dealer.

RESTRICTED SECURITIES

The   SEC   Staff  currently  takes  the  view  that  any  delegation by the
Trustees   of   the   authority  to  determine  that   a         restricted
security
is     readily     marketable     (as    described     in                   the
investment
restrictions   of   the   funds)  must  be  pursuant   to             written
procedures
established   by   the   Trustees.   It  is  the  present             intention
of           the
Trustees     that,    if    the    Trustees       decide          to
delegate     such
determinations   to   Putnam   Management  or   another          person,   they
would
do   so   pursuant   to  written  procedures,  consistent             with   the
Staff's
position.    Should   the   Staff   modify   its   position       in   the
future,
the   Trustees   would   consider   what  action   would         be
appropriate    in
light of the Staff's position at that time.

YEAR   2000.    Like   other   financial   and   business
organizations,    the
funds   depend   on   the   proper   function  of   their             service
providers'
computer   systems.    To   the   extent  that   the   systems   used by
the
funds   or   their   service   providers   cannot   distinguish   between
the
year   1900   and   the   year   2000  or  have  other  operating
difficulties
as   a   result   of   the   year   2000,  the  operations            of   and
services
provided   to   the   funds   and   their  shareholders          could   be
adversely
impacted.     Putnam    Management   and   its         affiliates          have
reported
that   each   expects   to  modify  its  systems,  as  necessary,     to
address
this   so-called   "year   2000  problem,"  and   will,          on   behalf
of           the
funds,   inquire   as  to  the  year  2000  compliance  of       the   funds'
other
major   service   providers.   However,  there  can   be         no   assurance
that
the   operations   of   and   services  provided  to   the   funds   and   their
shareholders     will     not     be     adversely                affected.
Similarly,
companies   in   which   the   funds   invest          may       also
experience    "year
2000   problems,"   which  could  ultimately  result  in  losses   to   a   fund
to   the   extent   that  the  securities  of  any  such  company     decline
in
value as a result of a "year 2000 problem."

TAXES

TAXATION   OF   THE  TRUST.   Each  fund  intends  to  qualify  each   year
as
a   regulated   investment  company  under  Subchapter   M   of   the   Internal
Revenue   Code   of   1986,  as  amended  (the  "Code").         In   order   so
to
qualify    and   to   qualify   for   the   special         tax   treatment
accorded
regulated    investment   companies   and   their   shareholders,     each
fund
must, among other things:

(a)     Derive   at   least   90%   of   its  gross         income   from
dividends,
interest,   payments   with   respect   to   certain   securities     loans,
and
gains   from   the   sale   of   stock,  securities  and   foreign   currencies,
or   other   income   (including  but  not  limited  to  gains   from   options,
futures,    or    forward    contracts)   derived   with         respect    to
its
business of investing in such stock, securities, or currencies;

(b)     Distribute   with   respect  to  each  taxable   year    at   least
90%
of    the    sum   of   its   taxable   net   investment   income,         its
net
tax-exempt    income,   and   the   excess,   if  any,   of   net short-
term
capital   gains   over   net   long-term   capital   losses   for     such
year;
and

(c)     Diversify   its   holdings  so  that,  at  the  end   of   each   fiscal
quarter,   (i)   at   least   50%   of  the   market   value   of     the
fund's
assets    is   represented   by   cash   and   cash         items,   U.S.
government
securities,    securities    of    other   regulated             investment
companies,
and   other   securities  limited  in  respect  of   any   one   issuer   to   a
value   not   greater  than  5%  of  the  value  of  the  fund's  total   assets
and   to   not   more  than  10%  of  the  outstanding  voting   securities
of
such   issuer,   and   (ii)   not  more  than  25%   of   the    value   of
its
assets   is   invested   in   the  securities          (other   than  those   of
the
U.S.   Government   or   other   regulated   investment   companies)   of
any
one   issuer   or  of  two  or  more  issuers  which  the  fund   controls and
which   are   engaged   in   the   same,   similar,         or   related
trades     or
businesses.

If   a   fund   qualifies   as   a   regulated  investment   company   that
is
accorded   special   tax   treatment,  the  fund  will   not   be     subject
to
federal   income  tax  on  income  paid  to  its  shareholders   in   the   form
of dividends (including capital gain dividends).

If   a   fund   failed   to   qualify   as  a          regulated   investment
company
accorded    special   tax   treatment   in   any  taxable   year,   the    fund
would   be   subject   to  tax  on  its  taxable  income  at  corporate   rates.
In   addition,   the   fund   could   be  required   to   recognize   unrealized
gains,    pay    substantial   taxes   and   interest       and   make
substantial
distributions     before     requalifying    as        a              regulated
investment
company that is accorded special tax treatment.

If   a   fund   fails   to   distribute  in  a   calendar   year   substantially
all   of   its  ordinary  income  for  such  year  and  substantially   all
of
its    capital    gain   net   income   for   the   one-year     period
ending
October   31  (or  later  if  the  fund  is  permitted  so  to  elect   and
so
elects),   plus   any   retained  amount  from  the         prior   year,   the
fund
will   be   subject   to   a  4%  excise  tax  on  the  undistributed   amounts.
A   fund   is   exempt   from   this   distribution         requirement    and
excise
tax   if   at   all   times  during  the  calendar  year  each  shareholder
in
the   fund   was   "a   segregated   asset   account   of   a    life
insurance
company held in connection with variable contracts."

HEDGING   TRANSACTIONS.    If   a   fund  engages      in             hedging
transactions,
including   hedging   transactions   in   options,   futures          contracts,
and
straddles,   or   other   similar  transactions,  it             will      be
subject      to
special    tax    rules    (including   constructive             sale,    mark-
to-market,
straddle,   wash   sale,   and  short  sale  rules),        the   effect
of   which
may   be   to   accelerate   income  to  the       fund,         defer
losses   to  the
fund,    cause   adjustments   in   the   holding      periods   of   the
fund's
securities,    or    convert   short-term    capital        losses         into
long-term
capital    losses.   These   rules   could        therefore           affect
the    amount,
timing   and   character   of   the  fund's  distributions.      The  fund
will
endeavor    to    make    any   available    elections           pertaining
to          such
transactions   in   a   manner  believed  to      be  in  the  best   interests
of
the fund.

SECURITIES    ISSUED    OR    PURCHASED    AT    A               DISCOUNT.     A
fund's
investment   in   securities   issued  at    a   discount         and   certain
other
obligations   will   (and   investments   in       securities   purchased    at
a
discount   may)   require   the   fund   to            accrue         and
distribute income
not   yet   received.    In   order  to  generate  sufficient   cash   to   make
the    requisite   distributions,   the   fund   may        be   required   to
sell
securities    in    its    portfolio    that        it           otherwise
would       have
continued to hold.

CAPITAL    LOSS    CARRYOVER.    Distributions   from                 capital
gains        are
made   after   applying   any   available    capital        loss   carryovers.
The
amounts    and    expiration    dates   of        any  capital   loss
carryovers
available   to  a  fund  are  shown  in  Note  1  (Federal  income    taxes)
to
the financial statements incorporated by reference into this SAI.

FOREIGN      CURRENCY-DENOMINATED     SECURITIES        AND         RELATED
HEDGING
TRANSACTIONS.     The    fund's    transactions   in                  foreign
currencies,
foreign    currency-denominated   debt   securities              and  certain
foreign
currency    options,    futures   contracts            and       forward
contracts   (and
similar   instruments)   may  give  rise  to      ordinary            income
or   loss    to
the   extent   such   income   or  loss  results  from           fluctuations
in          the
value of the foreign currency concerned.

If   more  than  50%  of  the  fund's  assets  at  year          end  consists
of          the
stock   or   securities   of   foreign  corporations,            the  fund may
elect
to   permit   shareholders   to   claim  a  credit   or               deduction
on   their
income   tax   returns   for  their  pro  rata  portion               of
qualified   taxes
paid    by   the   fund   to   foreign   countries   in               respect
of   foreign
securities   the   fund   has   held   for        at   least               the
minimum    period
specified   in   the   Code.   In  such  a  case,  shareholders   will   include
in   gross   income   from   foreign  sources   their            pro  rata
shares       of
such    taxes.     A   shareholder's   ability   to         claim     a
foreign      tax
credit   or   deduction  in  respect  of  foreign  taxes         paid   by
the   fund
may   be   subject   to  certain  limitations  imposed      by  the   Code,
as           a
result   of   which   a   shareholder   may            not       get
a          full   credit     or
deduction     for    the    amount    of     such      taxes.         In
particular,
shareholders   must   hold   their   fund  shares      (without       protection
from
risk   of   loss)   on   the   ex-dividend        date      and            for
at         least      15
additional     days     during    the    30-day   period    surrounding
the
ex-dividend   date   to   be   eligible  to            claim          a
foreign   tax credit
with    respect   to   a   given   dividend.        Shareholders       who
do           not
itemize   on   their   federal   income  tax      returns             may  claim
a          credit
(but no deduction) for such foreign taxes.

Investment    by   a   fund   in   "passive            foreign
investment  companies"
could   subject   the   fund   to   a  U.S.  federal        income   tax
or   other
charge   on   the  proceeds  from  the  sale      of  its  investment  in   such
a
company;   however,   this   tax  can  be  avoided   by               making
an   election
to    mark   such   investments   to   market   annually          or   to  treat
the
passive    foreign    investment    company             as        a
"qualified    electing
fund."

A     "passive     foreign     investment    company"     is     any
foreign
corporation:   (i)   75   percent  of  more  of  the   income   of   which for
the    taxable    year    is    passive   income,   or    (ii)   the
average
percentage   of   the   assets   of   which  (generally   by   value,   but   by
adjusted   tax   basis  in  certain  cases)  that  produce  or  are   held for
the    production    of    passive   income   is   at    least   50
percent.
Generally,    passive    income    for    this    purpose    means    dividends,
interest    (including    income    equivalent    to    interest),    royalties,
rents,   annuities,   the   excess   of   gains   over   losses  from
certain
property    transactions    and    commodities   transactions,   and
foreign
currency   gains.    Passive   income  for  this  purpose   does   not
include
rents    and    royalties   received   by   the   foreign    corporation    from
active business and certain income received from related persons.

This   discussion   of  federal  income  tax  treatment   of   the   Trust and
its shareholders is based on the law as of the date of this SAI.

INVESTMENT RESTRICTIONS

AS   FUNDAMENTAL   INVESTMENT   RESTRICTIONS,   WHICH   MAY   NOT   BE
CHANGED
AS   TO   ANY   FUND   WITHOUT  A  VOTE  OF  A  MAJORITY  OF   THE   OUTSTANDING
VOTING   SECURITIES   OF   THAT  FUND,  THE  TRUST  MAY   NOT   AND   WILL NOT
TAKE ANY OF THE FOLLOWING ACTIONS WITH RESPECT TO THAT FUND:

(1)(a)   (All   funds   except   Putnam   VT   The   George   Putnam   Fund   of
Boston, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Voyager Fund)
Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then
only   from   banks   as   a  temporary  measure  to  facilitate   the
meeting
of    redemption   requests   (not   for   leverage)   which   might   otherwise
require   the   untimely   disposition   of   portfolio   investments   or for
extraordinary    or    emergency   purposes.    Such    borrowings    will  be
repaid before any additional investments are purchased.

(1)(b)   (Putnam   VT   Voyager   Fund)    Borrow   more   than  50%   of  the
value   of   its   total   assets   (excluding  borrowings   and   stock   index
futures    contracts    and    call   options    on    stock    index
futures
contracts     and    stock    indices)    less    liabilities         other
than
borrowings   and   stock   index  futures  contracts   and   call   options   on
stock index futures contracts and stock indices.

(1)(c)   (Putnam   VT   The   George  Putnam   Fund   of   Boston,   Putnam   VT
Health   Sciences   Fund,   Putnam  VT  Investors  Fund,   Putnam   VT
OTC   &
Emerging   Growth   Fund   and   Putnam  VT   Research   Fund)   Borrow   money
in   excess   of   33   1/3%   of   the  value  of   its   total   assets   (not
including the amount borrowed) at the time the borrowing is made.

(2)     Underwrite   securities  issued  by  other   persons   except   to the
extent   that,   in   connection   with  the  disposition   of   its   portfolio
investments,   it   may   be   deemed  to  be  an  underwriter   under
certain
federal securities laws.

(3)      Purchase   or   sell   real   estate,   although   it   may
purchase
securities   of   issuers   which  deal  in  real   estate,   securities   which
are    secured   by   interests   in   real   estate,   and   securities   which
represent    interests   in   real   estate,   and   it    may   acquire   and
dispose    of    real   estate   or   interests   in   real   estate
acquired
through    the    exercise   of   its   rights   as    a    holder    of    debt
obligations secured by real estate or interests therein.

(4)     (All   funds   except  Putnam  VT  Research  Fund)  Purchase   or   sell
commodities    or   commodity   contracts,   except   that       the    fund
may
purchase   and   sell   financial  futures  contracts  and   options   and may
enter     into    foreign    exchange    contracts     and    other
financial
transactions not involving physical commodities.

(4)(b)   (Putnam   VT   Research  Fund)  Purchase   or      sell   commodities
or
commodity   contracts,   except   that  the   fund   may   purchase   and  sell
financial futures contracts and options.

(5)(a)   (All   funds   except   Putnam   VT   The   George Putnam   Fund
of
Boston,   Putnam   VT   Health   Sciences  Fund,  Putnam   VT   Investors  Fund
and   Putnam   VT   OTC  &  Emerging  Growth  Fund)    Make  loans,   except
by
purchase    of    debt   obligations   in   which   the          fund may
invest
consistent     with    its    investment    policies,            by
entering into
repurchase agreements, or by lending its portfolio securities.

(5)(b)   (Putnam   VT   The   George  Putnam   Fund    of   Boston,   Putnam
VT
Health    Sciences    Fund,    Putnam   Investors    Fund,       Putnam    OTC
&
Emerging   Growth   Fund   and   Putnam   VT   Research   Fund)  Make   loans,
except   by   purchase   of   debt   obligations   in        which   the   fund
may
invest    consistent   with   its   investment   policies   (including   without
limitation    debt   obligations   issued   by   other      Putnam    Funds),
by
entering   into   repurchase   agreements,   or   by        lending   its
portfolio
securities.

(6)(a)    (All   funds   except   Putnam   VT   Health      Sciences       Fund
and
Putnam   VT   Utilities   Growth  and  Income  Fund)        With respect   to
75%
of   its   total   assets,  invest  in  the  securities  of any   issuer
if,
immediately   after   such   investment,   more   than      5%   of    the
total
assets   of   the   fund  (taken  at  current  value)       would  be invested
in
the   securities   of   such  issuer;  provided  that        this
limitation does
not   apply   to   obligations  issued  or  guaranteed      as   to   interest
or
principal     by     the    U.S.    government    or             its
agencies   or
instrumentalities.

(6)(b)   (Putnam   VT   Health   Sciences   Fund   and      Putnam   VT
Utilities
Growth   and   Income   Fund)  With  respect  to  50%       of  its   total
assets,
invest   in   the   securities  of  any  issuer  if,  immediately   after  such
investment,   more   than  5%  of  the  total  assets        of   the fund
(taken
at   current   value)   would   be  invested   in   the   securities   of  such
issuer;    provided    that    this    limitation    does    not  apply
to
obligations   issued   or   guaranteed  as   to   interest   or   principal
by
the U.S. government or its agencies or instrumentalities.

(7)(a)    (All   funds   except   Putnam   VT   Health      Sciences       Fund
and
Putnam   VT   Utilities   Growth  and  Income  Fund)        With respect   to
75%
of   its   total   assets,   acquire  more   than   10%   of          the
outstanding
voting securities of any issuer.

(7)(b)   (Putnam   VT   Health   Sciences   Fund   and      Putnam   VT
Utilities
Growth   and   Income  Fund)   With  respect  to  50%       of  its   total
assets,
acquire   more   than   10%  of  the  outstanding  voting  securities   of
any
issuer.

(8)      Purchase   securities   (other   than   securities      of        the
U.S.
government,   its   agencies  or  instrumentalities)  if,   as   a   result
of
such   purchase,   more  than  25%  of  the  fund's  total   assets   would
be
invested    in   any   one   industry;   except   that      Putnam   VT
Utilities
Growth   and   Income  Fund  may  invest  more  than  25%  of  its   assets
in
any   of   the   public  utilities  industries;  and  except  that   Putnam
VT
Money   Market  Fund  may  invest  up  to  100%  of  its  assets  (i)   in
the
banking    industry,    (ii)   in   the   personal   credit      institution
or
business    credit   institution   industries   when        in   the  opinion
of
management    yield    differentials   make    such         investments
desirable,
or (iii) any combination of these.

(9)   Issue   any   class  of  securities  which  is  senior          to   the
fund's
shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the
Trust   means   the   affirmative  vote  of  the  lesser  of   (1)   more   than
50%   of  the  outstanding  shares  of  a  fund  or  the  Trust,  as  the   case
may   be,  or  (2)  67%  or  more  of  the  shares  present  at  a  meeting   if
more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                      ---------------------
IT    IS   CONTRARY   TO   EACH   FUNDS'   PRESENT   POLICY,   WHICH   MAY    BE
CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:

(1)   Invest   in   (a)   securities   which   are   not   readily   marketable,
(b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated
by   the   Trustees   of   the  fund  to  make  such   determinations)   to   be
readily    marketable),    and   (c)   repurchase   agreements    maturing    in
more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

MANAGEMENT

TRUSTEES NAME (AGE)

*+GEORGE PUTNAM (72), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Freeport Copper and Gold, Inc. (a mining and natural resource company), Houghton Mifflin Company (a major publishing company) and Marsh & McLennan Companies, Inc.
+WILLIAM F. POUNDS (70), Vice Chairman. Professor Emeritus of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of IDEXX Laboratories, Inc., Management Sciences for Health, Inc., and Sun Company, Inc.

JAMESON A. BAXTER (55), Trustee. President, Baxter Associates, Inc. (a management and financial consulting firm). Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc. and Banta Corporation (printing and digital imaging). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+HANS    H.   ESTIN   (70),   Trustee.    Chartered   Financial   Analyst    and
Vice    Chairman,    North    American   Management    Corp.    (a    registered
investment adviser).

JOHN A. HILL (56), Vice Chairman. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil Corporation, TransMontaigne Oil Company, Weatherford Enterra, Inc. (an oil field service company) and various private companies owned by First Reserve Corporation, such as James River Coal and
Anker Coal Corporation, and various First Reserve Funds, such as American Gas & Oil Investors, Ltd., AmGO II, L.P., First Reserve Secured Energy Assets Fund, L.P., First Reserve Fund V., L.P., First Reserve Fund VI, L.P., and First Reserve Fund VII, L.P.

RONALD J. JACKSON (54), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc.
*PAUL L. JOSKOW (51), Trustee. Elizabeth and James Killian Professor of Economics and Management and former Chairman of the Department of Economics at the Massachusetts Institute of Technology. Director, New England Electric System, State Farm Indemnity Company and Whitehead Institute for Biomedical Research.

ELIZABETH T. KENNAN (60), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell Atlantic (a telecommunications company), the Kentucky Home Life Insurance Companies, NYNEX Corporation, Northeast Utilities and Talbots.

*LAWRENCE J. LASSER (55), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc.
and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

JOHN H. MULLIN, III (57), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The Liberty Corporation (a company engaged in the life insurance and broadcasting industries).
+ROBERT    E.    PATTERSON   (53),   Trustee.    President   and   Trustee    of
Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company. Trustee of SEA Education Association.

*DONALD S. PERKINS (71), Trustee. Director of various corporations, including AON Corp. (an insurance company), Cummins
Engine Company, Inc. (an engine and power generator manufacturer and assembler), Current Assets L.L.C. (a corporation providing financial staffing services), LaSalle Street Fund, Inc. and LaSalle U.S. Realty Income and Growth Fund, Inc. (real estate investment trusts), Lucent Technologies Inc., Nanophase
Technologies Inc. (a producer of nano crystalline materials), Ryerson Tull, Inc. (America's largest steel service corporation), and Springs Industries, Inc. (a textile manufacturer.)

*#GEORGE PUTNAM III (47), Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other
research    services   relating   to   bankrupt   and   distressed    companies)
and New Generation Advisers, Inc. (a registered investment adviser). Director, Massachusetts Audubon Society and The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C.     SMITH    (64),    Trustee.     Chairman    and    Chief    Executive
Officer,    Marsh    &    McLennan   Companies,    Inc.     Director,    Trident
Corp.

W. THOMAS STEPHENS (56), Trustee. President and Chief Executive Officer of MacMillan Bloedel Ltd. Director, Qwest Communications (a fiber optics manufacturer) and New Century Energies (a public utility company).

W. NICHOLAS THORNDIKE (65), Trustee. Director of various corporations and charitable organizations, including Courier Corporation, Data General Corporation, Bradley Real Estate, Inc., and Providence Journal Co.

*Trustees   who   are  or  may  be  deemed  to  be  "interested   persons"   (as
defined   in   the   Investment   Company   Act   of   1940)   of   the    fund,
Putnam Management or Putnam Mutual Funds.

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.
#George Putnam, III is the son of George Putnam.
OFFICERS NAME (AGE)
CHARLES E. PORTER (60), Executive Vice President. Managing Director of Putnam Investments, Inc. and Putnam Management.

PATRICIA   C.   FLAHERTY   (51),   Vice  President.    Senior   Vice   President
of Putnam Investments, Inc. and Putnam Management.

WILLIAM    N.   SHIEBLER   (56),   Vice   President.    Director   and    Senior
Managing    Director    of    Putnam   Investments,    Inc.     President    and
Director of Putnam Mutual Funds.

GORDON    H.    SILVER    (50),   Vice   President.    Director    and    Senior
Managing     Director    of    Putnam    Investments,    Inc.     and     Putnam
Management.

JOHN   R.   VERANI   (59),   Vice   President.    Senior   Vice   President   of
Putnam Investments, Inc. and Putnam Management.

JOHN D. HUGHES (63), Senior Vice President and Treasurer.

BEVERLY MARCUS (54), Clerk and Assistant Treasurer.


                        -----------------

Each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

IAN   C.   FERGUSON   (41)   (101   FUNDS),   Senior   Managing   Director    of
Putnam Management.

ANTHONY    W.   REGAN   (59)   (2   FUNDS),   Senior   Managing   Director    of
Putnam Management.

THOMAS    R.    BOGAN   (57)   (2   FUNDS),   Managing   Director   of    Putnam
Management.

ROBERT    R.    BECK   (58)   (2   FUNDS),   Managing   Director    of    Putnam
Management.

BRETT   C.   BROWCHUK   (35)   (52   FUNDS),   Managing   Director   of   Putnam
Management.


WILLIAM   J.   CURTIN   (38)   (60   FUNDS),   Managing   Director   of   Putnam
Management.

OMID    KAMSHAD    (36)    (4    FUNDS),    Managing    Director    of    Putnam
Management.

D.    WILLIAM   KOHLI   (37)   (8   FUNDS),   Managing   Director   of    Putnam
Management.

WILLIAM   J.   LANDES   (45)   (19   FUNDS),   Managing   Director   of   Putnam
Management.

JENNIFER   E.   LEICHTER   (37)  (11  FUNDS),  Managing   Director   of   Putnam
Management.

MICHAEL    MARTINO    (45)   (8   FUNDS),   Managing    Director    of    Putnam
Management.

CAROL   C.   MCMULLEN   (43)   (14   FUNDS),   Managing   Director   of   Putnam
Management.

DANIEL    L.   MILLER   (41)   (6   FUNDS),   Managing   Director   of    Putnam
Management.

STEVEN    ORISTAGLIO   (43)   (59   FUNDS),   Managing   Director   of    Putnam
Management.

JUSTIN    M.    SCOTT   (41)   (9   FUNDS),   Managing   Director   of    Putnam
Management.

ERIC    M.   WETLAUFER   (36)   (2   FUNDS),   Managing   Director   of   Putnam
Management.

WILLIAM   E.   ZIEFF   (38)   (19   FUNDS),   Managing   Director   of    Putnam
Management.

MICHAEL   K.   ARENDS   (44)  (2  FUNDS),  Senior  Vice  President   of   Putnam
Management.

EDWARD   P.   BOUSA   (39)   (3  FUNDS),  Senior  Vice   President   of   Putnam
Management.

DAVID   G.   CARLSON   (36)   (1  FUND),  Senior  Vice   President   of   Putnam
Management.

C.   BETH   COTNER   (45)   (4   FUND),  Senior   Vice   President   of   Putnam
Management.

RICHARD   ENGLAND   (40)   (2   FUNDS),  Senior   Vice   President   of   Putnam
Management.

RICHARD   M.   FRUCCI   (53)  (1  FUND),  Senior  Vice   President   of   Putnam
Management.

ROLAND   W.   GILLIS   (49)  (4  FUNDS),  Senior  Vice   President   of   Putnam
Management.

J.   PETER   GRANT   (55)   (5   FUNDS),  Senior  Vice   President   of   Putnam
Management.

STEVEN   L.   KIRSON   (37)   (1  FUND),  Senior  Vice   President   of   Putnam
Management.

DAVID   L.   KING   (41)   (5   FUNDS),  Senior   Vice   President   of   Putnam
Management.

JEANNE   L.   MOCKARD   (35)  (5  FUNDS),  Senior  Vice  President   of   Putnam
Management.

KELLY   A.   MORGAN   (35)   (2  FUNDS),  Senior  Vice   President   of   Putnam
Management.

MICHAEL   J.   MUFSON   (35)  (1  FUND),  Senior  Vice   President   of   Putnam
Management.

HUGH   H.   MULLIN   (36)   (3   FUNDS),  Senior  Vice   President   of   Putnam
Management.

STEPHEN    OLER   (37)   (7   FUNDS),   Senior   Vice   President   of    Putnam
Management.

ROBERT M. PAINE (34) (6 FUNDS), Senior Vice President of
Putnam Management.

CHRISTOPHER A.RAY   (35)   (2   FUNDS),   Senior   Vice    President    of
Putnam Management.

ANTHONY    C.    SANTOSUS   (40)   (1   FUND),   Senior   Vice   President    of
Putnam Management.

SHELDON   N.   SIMON   (41)  (4  FUNDS),  Senior  Vice   President   of   Putnam
Management.

MICHAEL   P.   STACK   (39)  (2  FUNDS),  Senior  Vice   President   of   Putnam
Management.

LISA    SVENSSON   (37)   (1   FUND),   Senior   Vice   President   of    Putnam
Management.

CHARLES    H.   SWANBERG   (50)   (4   FUNDS),   Senior   Vice   President    of
Putnam Management.

ROBERT    SWIFT   (38)   (5   FUNDS),   Senior   Vice   President   of    Putnam
Management.

DAVID   K.   THOMAS   (56)   (3  FUNDS),  Senior  Vice   President   of   Putnam
Management.

PAUL    WARREN   (38)   (3   FUNDS),   Senior   Vice   President    of    Putnam
Management.

MANUEL    WEISS   (49)   (1   FUND),   Senior   Vice   President    of    Putnam
Management.

GAIL    S.    ATTRIDGE    (36)   (8   FUNDS),   Vice   President    of    Putnam
Management.

JOANNE    M.   DRISCOLL   (28)    (2   FUNDS),   Vice   President   of    Putnam
Management.

OLIVIER    M.   RUDIGOZ   (34)    (2   FUNDS),   Vice   President   of    Putnam
Management.

DAVID    J.    SANTOS    (40)   (3   FUNDS),   Vice    President    of    Putnam
Management.

ROSEMARY    H.   THOMSEN   (37)   (3   FUNDS),   Vice   President   of    Putnam
Management.

Except   as   stated   below,  the  principal  occupations   of   the   officers
and   Trustees   for  the  last  five  years  have  been  with   the   employers
as   shown   above,   although   in  some  cases  they   have   held   different
positions   with   such   employers.   Prior   to   June,   1995,   Ms.   Kennan
was    President   of   Mount   Holyoke   College.    Prior   to    1996,    Mr.
Stephens   was   Chairman   of   the   Board   of   Directors,   President   and
Chief   Executive   Officer   of   Johns   Manville   Corporation.    Prior   to
February,    1998,   Mr.   Patterson   was   Executive   Vice   President    and
Director    of    Acquisitions   of   Cabot   Partners   Limited    Partnership.
Prior   to   April,   1996,  Mr.  Ferguson  was  CEO  at  Hong   Kong   Shanghai
Banking    Corporation.    Prior   to   January,   1994,   Mr.    Martino    was
employed   by   Back   Bay  Advisors  in  the  positions   of   Executive   Vice
President   and   Chief   Investment  Officer  from   1992   to   1994.    Prior
to   June,   1995,   Ms.   McMullen  was  Senior  Vice   President   of   Baring
Asset    Management.    Prior   to   March,       1995,           Mr.   Gillis
was          Vice
President    at   Keystone   Custodian        Funds,   Inc.      Prior     to
January,
1996,   Mr.   Kamshad   was   Director        of       Investments   at
Lombard      Odier
International   and   prior  to  April,  1995          he        was  Director
at    Baring
Asset    Management   Company.    Prior   to           September,   1994,   Mr.
Kohli
was    Executive    Vice   President    and   Co-Director        of
Global        Bond
Management.    Prior   to   August,   1995,       Mr.       Swift   was
Director      and
Senior     Portfolio     Manager     at      IAI       International/Hill
Samuel
Investment    Advisors.    Prior   to        December,      1996      Ms.
Morgan         was
Senior   Vice   President   at   Alliance   Capital          Management   L.P.
Prior
to   May,   1997,   Mr.   Warren  was   a  Director  at  IDS   Fund
Management,
and    prior   to   August,   1994   was     a              Director  at
Pilgrim  Baxter
Associates.    Prior   to   March,  1994  Mr.           Warren   was       a
Director      at
Prudential   Asia.    Prior   to  December,  1996,               Mr.   Zieff
was   Manager
of    the    Global   Asset   Allocation     Group     at   Grantham,   Mayo,
Van
Otterloo   &   Co.    Prior   to  November  1997,  Mr.   Arends  was   employed
by   Phoenix   Duff   &  Phelps  as  a       Managing  Director,   Equities.
Prior
to   August   1994,   Mr.   Arends  was  employed      as   a         Portfolio
Manager
with    Kemper    Financial   Services.      Prior     to   November    1997,
Mr.
Wetlaufer    was    employed    as   a        Managing      Director        and
Portfolio
Manager   at   Cadence   Capital   Management.    Prior     to        November,
1997,
Mr.   Stack   was   employed   as  a  Senior  Vice               President   and
Portfolio
Manager    at    Independence   Investment   Associates,         Inc.      Prior
to
April,   1995,   Ms.   Driscoll   was        a   Graduate        Teaching
Assistant      in
the    Finance   Department   at   Northeaster   University   and          prior
to
September,   1994,   Ms.   Driscoll   was  a           Financial   Associate
at           Bank
Boston.    Prior   to   September,  1995,  Ms.   Cotner     was   Executive
Vice
President   of   Kemper   Financial  Services.    Prior     to        November,
1994,
Mr.   Bogan   was   Senior   Analyst  at  Lord,   Abbett   &          Co.
Prior        to
June,    1997    Mr.    Oler    was     a     Vice          President    at
Templeton
Investments,   and   prior   to  March       1996  was  a        Senior   Vice
President
at   Baring   Asset   Management  Co.        Prior          to  July,  1994,
Ms.   Svensson
was   a   Securities   analyst  at  Lord  Abbett.           Prior          to
April,       1998,
Mr.   Rudigoz   was   a   Portfolio  Manager  at  Paribas        Asset
Management.
Prior   to   July   1998,   Mr.   Oristaglio  was      a   Managing   Director
at
Swiss Bank Corporation.

The   Trust   pays   each  Trustee  a   fee  for  his  or  her  services.
Each
Trustee   also   receives  fees  for  serving          as  Trustee         of
other Putnam
funds.     The   Trustees   periodically     review         their   fees    to
assure
that    such   fees   continue   to   be     appropriate   in   light   of
their
responsibilities   as   well  as  in  relation  to               fees   paid
to   trustees
of   other   mutual  fund  complexes.        The  Trustees  meet   monthly
over      a
two-day    period,    except    in   August.            The       Compensation
Committee,
which    consists    solely   of   Trustees       not       affiliated
with  Putnam
Management      and     is     responsible                  for
recommending      Trustee
compensation,    estimates   that   Committee           and       Trustee
meeting       time
together    with   the   appropriate    preparation              requires   the
equivalent
of    at    least    three   business        days           per
Trustee       meeting.        The
following   table   shows   the  year   each  Trustee       was       first
elected       a
Trustee   of  the  Putnam  funds  the   fees  paid  to  each  Trustee   by
each
Putnam   VT   fund   for  fiscal  1997       (except  for  Putnam          VT
The   George
Putnam   Fund   of   Boston,  Putnam  VT  Health  Sciences       Fund,
Putnam        VT
Investors   Fund   and   Putnam   VT    OTC   &   Emerging   Growth   Fund,
for
which   fees  expected  to  be  paid  for  the  first  full  fiscal   year
are
shown),   and   the   fees  paid  to  each  Trustee         by  all        of
the   Putnam
funds for the year ended December 31, 1997:

COMPENSATION TABLE

                        AGGREGATE COMPENSATION (1) FROM:


                               PUTNAM VT                     PUTNAM VT
PUTNAM VT              PUTNAM VT   PUTNAM
VT                             PUTNAM VT
                               ASIA PACIFIC     DIVERSIFIED     GLOBAL ASSET     GLOBAL      GROWTH
AND                            HIGH TRUSTEE/YEAR                GROWTH           INCOME
ALLOCATION                     GROWTH           INCOME          YIELD
-------------------------------------------------------------------------------------------------------
-------------
Jameson A. Baxter/1994 (5)       $932          $1,121          $1,242           $2,287      $5,776          $1,386
Hans H. Estin/1972                927           1,115           1,234            2,273       5,743           1,386
John A. Hill/1985 (5)             927           1,115           1,234            2,273       5,743           1,386
Ronald J. Jackson/1996 (5)        932           1,121           1,242            2,287       5,776           1,386
Paul L. Joskow/1997 (8)           128             157             177              325         855             195
Elizabeth T. Kennan/1992          922           1,108           1,228            2,261       5,709           1,370
Lawrence J. Lasser/1992           912           1,096           1,214            2,235       5,642           1,355
John H. Mullin/1997 (8)           128             157             177              325         855             195
Robert E. Patterson/1984          932           1,121           1,242            2,286       5,776           1,386
Donald S. Perkins/1982            932           1,121           1,242            2,286       5,776           1,386
William F. Pounds/1971 (6)        952           1,210           1,380            2,528       6,896           1,528
George Putnam/1957                927           1,115           1,235            2,274       5,742           1,382
George Putnam, III/1984           922           1,109           1,228            2,261       5,709           1,370
A.J.C. Smith/1986                 901           1,083           1,200            2,209       5,577           1,338
W. Thomas Stephens (5) (7)        281             337             287              528       1,369             320
W. Nicholas Thorndike/1992        932           1,121           1,242            2,287       5,776           1,386


COMPENSATION TABLE (continued)

                        AGGREGATE COMPENSATION (1) FROM:


                            PUTNAM VT      PUTNAM VT             PUTNAM VT          PUTNAM VT  PUTNAM
VT  PUTNAM VT
                             INTERNATIONAL  INTERNATIONAL          INTERNATIONAL
NEW                         MONEY          NEW                   NEW
TRUSTEE/YEAR                GROWTH         GROWTH AND INCOME     OPPORTUNITIES      MARKET     VALUE
OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------
-----------
Jameson A. Baxter/1994 (5)      $389          $401                $395             $522       $264
$2,435
Hans H. Estin/1972               389           401                 395              519        264          2,421
John A. Hill/1985 (5)            389           401                 395              519        264          2,421
Ronald J. Jackson/1996 (5)       389           401                 395              522        263          2,435
Paul L. Joskow/1997 (8)          113           117                 115               75         77            350
Elizabeth T. Kennan/1992         384           397                 390              516        261          2,407
Lawrence J. Lasser/1992          376           387                 390              510        261          2,380
John H. Mullin/1997 (8)          113           117                 115               75         77            350
Robert E. Patterson/1984         389           401                 395              522        264          2,435
Donald S. Perkins/1982           389           401                 395              522        264          2,435
William F. Pounds/1971 (6)       401           418                 407              602        281          2,759
George Putnam/1957               384           396                 390              519        261          2,422
George Putnam, III/1984          380           392                 386              516        258          2,408
A.J.C. Smith/1986                376           388                 381              504        255          2,352
W. Thomas Stephens (5) (7)       248           257                 253              159        167            567
W. Nicholas Thorndike/1992       389           401                 395              522        263          2,435


COMPENSATION TABLE (continued)


                   ESTIMATED AGGREGATE COMPENSATION (1) FROM:

PUTNAM VT PUTNAM VT
                                                PUTNAM VT       THE GEORGE
                               PUTNAM VT        OTC & EMERGING  HEALTH           PUTNAM FUND
PUTNAM VT
TRUSTEE/YEAR                   INVESTORS+       GROWTH+         SCIENCES+        OF
BOSTON+
RESEARCH+
-----------------------------------------------------------------------------------------
--------------------
Jameson A. Baxter/1994 (5)      $401            $401          $401                $401          $401
Hans H. Estin/1972               401             401           401                 401            401
John A. Hill/1985 (5)            401             401           401                 401            401
Ronald J. Jackson/1996 (5)       401             401           401                 401            401
Paul L. Joskow/1997 (8)          401             401           401                 401            401
Elizabeth T. Kennan/1992         401             401           401                 401            401
Lawrence J. Lasser/1992          401             401           401                 401            401
John H. Mullin/1997 (8)          401             401           401                 401            401
Robert E. Patterson/1984         401             401           401                 401            401
Donald S. Perkins/1982           401             401           401                 401            401
William F. Pounds/1971 (6)       418             418           418                 418            418
George Putnam/1957               401             401           401                 401            401
George Putnam, III/1984          401             401           401                 401            401
A.J.C. Smith/1986                401             401           401                 401            401
W. Thomas Stephens (5) (7)       401             401           401                 401            401
W. Nicholas Thorndike/1992       401             401           401                 401            401

COMPENSATION TABLE (continued)
                        AGGREGATE COMPENSATION (1) FROM:


ESTIMATED
                                                                                             A
                                                                                             N
                                                                                             N
                                                                                             U
                                                                                             A
                                                                                             L
                                                                                             B
                                                                                             E
                                                                                             N
                                                                                             E
                                                                                             F
                                                                                             I
                                                                                             T
                                                                                             S
                                            PUTNAM VT                                        FROM ALL
                          PUTNAM VT         U.S. GOVERNMENT                                  PUTNAM
FUNDS
                          UTILITIES GROWTH  AND HIGH        PUTNAM VT PUTNAM VT  ALL
PUTNAM  UPON
TRUSTEE/YEAR              AND INCOME        QUALITY BOND    VISTA     VOYAGER    FUNDS
(2)
RETIREMENT (4)
-----------------------------------------------------------------------------------------
------------------------------
Jameson A. Baxter/1994 (5)    $1,292       $1,022          $263      $3,929     $176,000
$87,500 Hans H. Estin/1972                  1,285           1,016     264        3,907      175,000 87,500
John A. Hill/1985 (5)          1,285        1,016           264       3,907      175,000    87,500
Ronald J. Jackson/1996 (5)     1,292        1,022           264       3,929      176,000    87,500
Paul L. Joskow/1997 (8)          178          138            77         560       25,500    87,500
Elizabeth T. Kennan/1992       1,278        1,011           260       3,885      174,000    87,500
Lawrence J. Lasser/1992        1,264        1,000           260       3,841      172,000    87,500
John H. Mullin/1997 (8)          178          138            77         560       25,000    87,500
Robert E. Patterson/1984       1,292        1,022           263       3,929      176,000    87,500
Donald S. Perkins/1982         1,292        1,022           263       3,929      176,000    87,500
William F. Pounds/1971 (6)     1,404        1,147           277       4,528      201,000    98,000
George Putnam/1957             1,286        1,017           260       3,907      175,000    87,500
George Putnam, III/1984        1,279        1,011           257       3,885      174,000    87,500
A.J.C. Smith/1986              1,249          988           254       3,796      170,000    87,500
W. Thomas Stephens (5) (7)       293          225           167         900
53,000                  87,500
W. Nicholas Thorndike/1992     1,292        1,022           263       3,929
176,000                 87,500

COMPENSATION TABLE

    PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES (3) FROM:


                               PUTNAM VT        PUTNAM VT       PUTNAM VT        PUTNAM VT   PUTNAM
VT                             PUTNAM VT
                               ASIA PACIFIC     DIVERSIFIED     GLOBAL ASSET     GLOBAL      GROWTH
AND                            HIGH TRUSTEE/YEAR                GROWTH           INCOME
ALLOCATION                     GROWTH           INCOME          YIELD
-------------------------------------------------------------------------------------------------------
-------------
Jameson A. Baxter/1994 (5)       $189            $225            $245             $452       $1091            $276
Hans H. Estin/1972                470             558             608             1122        2708             685
John A. Hill/1985 (5)             177             210             229              422        1019             258
Ronald J. Jackson/1996 (5)         79              94             103              190         458             116
Paul L. Joskow/1997 (8)           N/A             N/A             N/A              N/A         N/A             N/A
Elizabeth T. Kennan/1992          244             289             315              582        1404             355
Lawrence J. Lasser/1992           183             217             236              436        1053             266
John H. Mullin/1997 (8)           N/A             N/A             N/A              N/A         N/A             N/A
Robert E. Patterson/1984          141             168             183              338         815             206
Donald S. Perkins/1982            510             605             659             1217        2937             743
William F. Pounds/1971 (6)        528             627             683             1261        3043             769
George Putnam/1957                537             637             694             1282        3093             782
George Putnam, III/1984            93             110             120              222         536             136
A.J.C. Smith/1986                 317             377             410              757        1827             462
W. Thomas Stephens (5) (7)        N/A             N/A             N/A              N/A         N/A             N/A
W. Nicholas Thorndike/1992        350             416             453              836        2018             510


COMPENSATION TABLE (continued)

    PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES (3) FROM:


                            PUTNAM VT      PUTNAM VT             PUTNAM VT          PUTNAM VT  PUTNAM
VT  PUTNAM VT
                             INTERNATIONAL  INTERNATIONAL          INTERNATIONAL
NEW                         MONEY          NEW                   NEW
TRUSTEE/YEAR                GROWTH++       GROWTH AND INCOME++   OPPORTUNITIES++    MARKET     VALUE++
OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------
-----------
Jameson A. Baxter/1994 (5)        $0            $0                  $0             $103         $0           $474
Hans H. Estin/1972                 0             0                   0              255          0           1177
John A. Hill/1985 (5)              0             0                   0               96          0            443
Ronald J. Jackson/1996 (5)         0             0                   0               43          0            199
Paul L. Joskow/1997 (8)            0             0                   0              N/A          0            N/A
Elizabeth T. Kennan/1992           0             0                   0              132          0            610
Lawrence J. Lasser/1992            0             0                   0               99          0            458
John H. Mullin/1997 (8)            0             0                   0              N/A          0            N/A
Robert E. Patterson/1984           0             0                   0               77          0            354
Donald S. Perkins/1982             0             0                   0              276          0           1276
William F. Pounds/1971 (6)         0             0                   0              286          0           1323
George Putnam/1957                 0             0                   0              291          0           1344
George Putnam, III/1984            0             0                   0               50          0            233
A.J.C. Smith/1986                  0             0                   0              172          0            794
W. Thomas Stephens (5) (7)         0             0                   0              N/A          0            N/A
W. Nicholas Thorndike/1992         0             0                   0              190          0            877


COMPENSATION TABLE (continued)

    PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES (3) FROM:


                                            PUTNAM VT
                          PUTNAM VT         U.S. GOVERNMENT
                          UTILITIES GROWTH  AND HIGH        PUTNAM VT PUTNAM VT
TRUSTEE/YEAR              AND INCOME        QUALITY BOND    VISTA++   VOYAGER
-----------------------------------------------------------------------------
Jameson A. Baxter/1994 (5)      $263         $212            $0        $775
Hans H. Estin/1972               652          525             0        1923
John A. Hill/1985 (5)            245          198             0         724
Ronald J. Jackson/1996 (5)       110           89             0         325
Paul L. Joskow/1997 (8)          N/A          N/A             0         N/A
Elizabeth T. Kennan/1992         338          272             0         997
Lawrence J. Lasser/1992          253          204             0         748
John H. Mullin/1997 (8)          N/A          N/A             0         N/A
Robert E. Patterson/1984         196          158             0         579
Donald S. Perkins/1982           707          569             0        2086
William F. Pounds/1971 (6)       733          590             0        2162
George Putnam/1957               745          600             0        2197
George Putnam, III/1984          129          104             0         381
A.J.C. Smith/1986                440          354             0        1298
W. Thomas Stephens (5) (7)       N/A          N/A             0         N/A
W. Nicholas Thorndike/1992       486          391             0        1434

COMPENSATION TABLE (continued)

    PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES (3) FROM:


                                                                          PUTNAM
VT
                                             PUTNAM  VT        PUTNAM  VT    THE
GEORGE
                           PUTNAM VT         OTC & EMERGING  HEALTH       PUTNAM
FUND    PUTNAM VT
TRUSTEE/YEAR                INVESTORS++        GROWTH++         SCIENCES++    OF
BOSTON++    RESEARCH++ ---------------------------------------------------------
---------------------------------------------
Jameson A. Baxter/1994 (5)        $0           $0            $0          $0
$0
Hans H. Estin/1972                 0            0             0           0            0
John A. Hill/1985 (5)              0            0             0           0            0
Ronald J. Jackson/1996 (5)         0            0             0           0            0
Paul L. Joskow/1997 (8)            0            0             0           0            0
Elizabeth T. Kennan/1992           0            0             0           0            0
Lawrence J. Lasser/1992            0            0             0           0            0
John H. Mullin/1997 (8)            0            0             0           0            0
Robert E. Patterson/1984           0            0             0           0            0
Donald S. Perkins/1982             0            0             0           0            0
William F. Pounds/1971 (6)         0            0             0           0            0
George Putnam/1957                 0            0             0           0            0
George Putnam, III/1984            0            0             0           0            0
A.J.C. Smith/1986                  0            0             0           0            0
W. Thomas Stephens (5) (7)         0            0             0           0            0
W. Nicholas Thorndike/1992         0            0             0           0            0

+    Reflects estimated amounts to be paid for the current fiscal year.
++    For  certain  newly  created funds, actual pension or  retirement benefit information is not yet available.
(1)   Includes  an  annual  retainer  and an attendance  fee  for  each meeting
attended.
(2)  As of December 31, 1997, there were 101 funds in the Putnam family.
(3)  The Trustees approved a Retirement Plan for Trustees of the Putnam funds on
     October 1, 1996.
(4)  Assumes that each Trustee retires at the normal retirement date.  Estimated benefits  for each Trustee are based on Trustee fee rates in effect  during calendar 1997.
(5)  Includes  compensation deferred pursuant to a Trustee Compensation Deferral
     Plan.  The total amounts of deferred compensation payable to Ms. Baxter  as of  December  31, 1997 by Putnam VT Growth and Income Fund  and  Putnam  VT
     Voyager Fund, were $5,728 and $4,156, respectively, including income earned on such amounts.  The total amounts of deferred compensation payable to Mr.
     Hill  as  of  December 31, 1997 by Putnam VT Global Asset Allocation  Fund,
     Putnam  VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam  VT
     High  Yield  Fund,  Putnam  VT  New  Opportunities  Fund,  Putnam  VT  U.S.
     Government  and  High  Quality Bond Fund, Putnam VT  Utilities  Growth  and
     Income  Fund,  and  Putnam VT Voyager Fund, were $4,079,  $6,837,  $14,706,
     $4,096, $5,013, $4,097, $4,305, and $11,998 respectively, including  income earned on such amounts.  The total amounts of deferred compensation payable to Mr. Jackson as of December 31, 1997 by Putnam VT Global Asset Allocation
     Fund,  Putnam  VT  Global Growth Fund, Putnam VT Growth  and  Income  Fund,
     Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT U.S.
     Government  and  High  Quality Bond Fund, Putnam VT  Utilities  Growth  and
     Income  Fund,  and  Putnam  VT Voyager Fund, were $2,225,  $4,020,  $9,197,
     $2,371,  $4,037, $1,990, $2,328, and $6,858 respectively, including  income earned on such amounts.  The total amounts of deferred compensation payable to  Mr.  Stephens  as  of  December 31, 1997  by  Putnam  VT  Global  Asset
     Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and  Income
     Fund,  Putnam VT High Yield Fund, Putnam VT New Opportunities Fund,  Putnam
     VT  U.S. Government and High Quality Bond Fund, Putnam VT Utilities  Growth
     and Income Fund, and Putnam VT Voyager Fund, were $285, $523, $1,358, $317,
     $562,  $223, $291, and $893 respectively, including income earned  on  such amounts.
(6)  Includes additional compensation for service as Vice Chairman of the Putnam funds.
(7)  Elected as a Trustee in September 1997.
(8)  Elected as a Trustee in November 1997.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in this SAI.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in such Agreement and Declaration of Trust that such Trustees and officers have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Trustees and officers of the Trust who are also officers of Putnam Management or its affiliates or stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, transfer agency
fees  and  custodian fees and fees paid or allowed by the  Trust.   At
August 31, 1998, the officers and Trustees as a group owned directly no shares of the Trust or any fund. As of that date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables. All of the shares of each of the funds are owned by the insurance company separate accounts listed below and by Putnam Management pursuant to its initial capital contribution to each fund during the organization of the Trust and the subsequent organization of Putnam VT Global Growth Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT
Diversified Income Fund, Putnam VT New Opportunities Fund, Putnam VT Asia Pacific Growth Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT New Value Fund and Putnam VT Vista Fund. Except to the extent set forth below, to the knowledge of the Trust no person owned of record or beneficially 5% or more of the shares of any fund as of August 31, 1998.
CLASS IA SHARES
                                                   PERCENTAGE OF ISSUER
NAME  SHARES OWNED
SEPARATE ACCOUNT   FUND                              OF RECORD
-----------------------------------------------------------------
(1)  HARTFORD LIFE INSURANCE COMPANY

(a)  Putnam Capital Manager Trust Separate Account

     Putnam VT Asia Pacific Growth Fund                 33.36%
     Putnam VT Diversified Income Fund                  51.19%
     Putnam VT Global Asset Allocation Fund             48.90%
     Putnam VT Global Growth Fund                       43.60%
     Putnam VT The George Putnam Fund of Boston         49.93%
     Putnam VT Growth and Income Fund                   50.42%
     Putnam VT Health Sciences Fund                     41.87%
     Putnam VT High Yield Fund                          42.79%
     Putnam VT International Growth Fund                36.71%
     Putnam VT International Growth and Income Fund     40.47%
     Putnam VT International New Opportunities Fund     38.40%
     Putnam VT Money Market Fund                        52.81%
     Putnam VT New Opportunities Fund                   31.37%
     Putnam VT New Value Fund                           38.83%
     Putnam VT OTC & Emerging Growth Fund               38.54%
     Putnam VT U.S. Government and High Quality
       Bond Fund                                        69.40%
     Putnam VT Utilities Growth and Income Fund         53.38%
     Putnam VT Vista Fund                               39.10%
     Putnam VT Voyager Fund                             45.75%

(b)  Putnam Capital Manager Trust Separate Account VLI

     Putnam VT Diversified Income Fund                   0.21%
     Putnam VT The George Putnam Fund of Boston              *
     Putnam VT Global Asset Allocation Fund              1.19%
     Putnam VT Global Growth Fund                        1.42%
     Putnam VT Growth and Income Fund                    0.44%
     Putnam VT Health Sciences Fund                          *
     Putnam VT High Yield Fund                           0.79%
     Putnam VT International Growth Fund                     *
     Putnam VT International Growth and Income Fund          *
     Putnam VT International New Opportunities Fund          *
     Putnam VT Investors Fund                                *
     Putnam VT Money Market Fund                         0.17%
     Putnam VT New Opportunities Fund                    0.80%
     Putnam VT OTC & Emerging Growth Fund                0.01%
     Putnam VT U.S. Government and High Quality
       Bond Fund                                         0.77%
     Putnam VT Utilities Growth and Income Fund          0.47%
     Putnam Vista Fund                                       *
     Putnam VT Voyager Fund                              1.05%
(c)  Putnam Capital Manager Trust Separate Account VLII
     Putnam VT Asia Pacific Growth Fund                      *
     Putnam VT Diversified Income Fund                   0.04%
     Putnam VT Global Asset Allocation Fund              0.32%
     Putnam VT Global Growth Fund                        0.33%
     Putnam VT The George Putnam Fund of Boston              *
     Putnam VT Growth and Income Fund                    0.10%
     Putnam VT Health Sciences Fund                          *
     Putnam VT High Yield Fund                           0.19%
     Putnam VT International Growth Fund                     *
     Putnam VT International Growth and Income Fund          *
     Putnam VT International New Opportunities Fund          *
     Putnam VT Investors Fund                                *
     Putnam VT Money Market Fund                         0.05%
     Putnam VT New Opportunities Fund                    0.24%
     Putnam VT New Value Fund                                *
     Putnam VT U.S. Government and High Quality
      Bond Fund                                          0.32%
     Putnam VT Utilities Growth and Income Fund          0.09%
     Putnam Vista Fund                                   3.60%
     Putnam VT Voyager Fund                              0.23%

(d)  Putnam Capital Manager Trust Variable Life
      Separate Account Five

     Putnam VT Asia Pacific Growth Fund                  0.65%
     Putnam VT Diversified Income Fund                   0.28%
     Putnam VT Global Asset Allocation Fund              0.19%
     Putnam VT Global Growth Fund                        0.47%
     Putnam VT The George Putnam Fund of Boston          0.01%
     Putnam VT Growth and Income Fund                    0.24%
     Putnam VT Health Sciences Fund                          *
     Putnam VT High Yield Fund                           0.48%
     Putnam VT International Growth Fund                 0.12%
     Putnam VT International Growth and Income Fund      0.09%
     Putnam VT International New Opportunities Fund      0.22%
     Putnam VT Investors Fund                            0.02%
     Putnam VT Money Market Fund                         0.57%
     Putnam VT New Opportunities Fund                    0.38%
     Putnam VT New Value Fund                            0.11%
     Putnam VT OTC & Emerging Growth Fund                0.01%
     Putnam VT U.S. Government and High Quality
      Bond Fund                                          0.22%
     Putnam VT Utilities Growth and Income Fund          0.25%
     Putnam VT Vista Fund                                0.09%
     Putnam VT Voyager Fund                              0.28%

(e)  Putnam Capital Manager Trust Variable Life
      Separate Account VLUL

     Putnam VT Diversified Income Fund                       *
     Putnam VT Global Asset Allocation Fund                  *
     Putnam VT Global Growth Fund                            *
     Putnam VT Growth and Income Fund                        *
     Putnam VT High Yield Fund                               *
     Putnam VT Money Market Fund                             *
     Putnam VT New Opportunities Fund                        *
     Putnam VT U.S. Government and High Quality
      Bond Fund                                              *
     Putnam VT Utilities Growth and Income Fund              *
     Putnam VT Voyager Fund                                  *

(2)  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

(a)  Putnam Capital Manager Trust Separate Account Two

     Putnam VT Asia Pacific Growth Fund                 59.81%
     Putnam VT Diversified Income Fund                  44.34%
     Putnam VT Global Asset Allocation Fund             48.73%
     Putnam VT Global Growth Fund                       53.30%
     Putnam VT The George Putnam Fund of Boston         53.05%
     Putnam VT Growth and Income Fund                   46.65%
     Putnam VT Health Sciences Fund                     57.93%
     Putnam VT High Yield Fund                          54.60%
     Putnam VT International Growth Fund                54.63%
     Putnam VT International Growth and Income Fund     59.35%
     Putnam VT International New Opportunities Fund     60.44%
     Putnam VT Investors Fund                           54.62%
     Putnam VT Money Market Fund                        44.55%
     Putnam VT New Opportunities Fund                   44.65%
     Putnam VT New Value Fund                           60.61%
     Putnam VT OTC & Emerging Growth Fund               61.23%
     Putnam VT U.S. Government and High Quality
      Bond Fund                                         27.40%
     Putnam VT Utilities Growth and Income Fund         43.74%
     Putnam Vista Fund                                  56.61%
     Putnam VT Voyager Fund                             49.12%

(b)  Putnam Capital Manager Trust Separate Account VLI

     Putnam VT Asia Pacific Growth Fund                      *
     Putnam VT Diversified Income Fund                   0.05%
     Putnam VT Global Asset Allocation Fund              0.08%
     Putnam VT Global Growth Fund                        0.27%
     Putnam VT The George Putnam Fund of Boston              *
     Putnam VT Growth and Income Fund                    0.05%
     Putnam VT Health Sciences Fund                          *
     Putnam VT High Yield Fund                           0.15%
     Putnam VT International Growth Fund                     *
     Putnam VT International Growth and Income Fund          *
     Putnam VT International New Opportunities Fund          *
     Putnam VT Investors Fund                                *
     Putnam VT Money Market Fund                         0.02%
     Putnam VT New Opportunities Fund                    0.11%
     Putnam VT New Value Fund                                *
     Putnam VT OTC & Emerging Growth Fund                0.06%
     Putnam VT U.S. Government and High Quality
      Bond Fund                                          0.09%
     Putnam VT Utilities Growth and Income Fund          0.08%
     Putnam Vista Fund                                       *
     Putnam VT Voyager Fund                              0.10%
(c)  Putnam Capital Manager Trust Separate Account VLII
     Putnam VT Asia Pacific Growth Fund                      *
     Putnam VT Diversified Income Fund                   0.02%
     Putnam VT Global Asset Allocation Fund              0.02%
     Putnam VT Global Growth Fund                        0.05%
     Putnam VT The George Putnam Fund of Boston              *
     Putnam VT Growth and Income Fund                    0.01%
     Putnam VT Health Sciences Fund                          *
     Putnam VT High Yield Fund                               *
     Putnam VT International Growth Fund                     *
     Putnam VT International Growth and Income Fund          *
     Putnam VT International New Opportunities Fund          *
     Putnam VT Investors Fund                                *
     Putnam VT Money Market Fund                             *
     Putnam VT New Opportunities Fund                    0.02%
     Putnam VT New Value Fund                                *
     Putnam VT OTC & Emerging Growth Fund                0.01%
     Putnam VT U.S. Government and High Quality
      Bond Fund                                          0.04%
     Putnam VT Utilities Growth and Income Fund          0.02%
     Putnam Vista Fund                                       *
     Putnam VT Voyager Fund                              0.03%
(d) Putnam Capital Manager Trust Variable Life
    Separate Account Five

     Putnam VT Asia Pacific Growth Fund                  0.38%
     Putnam VT Diversified Income Fund                   0.43%
     Putnam VT Global Asset Allocation Fund              0.36%
     Putnam VT Global Growth Fund                        0.45%
     Putnam VT The George Putnam Fund of Boston          0.18%
     Putnam VT Growth and Income Fund                    0.32%
     Putnam VT Health Sciences Fund                          *
     Putnam VT High Yield Fund                           0.38%
     Putnam VT International Growth Fund                 0.19%
     Putnam VT International Growth and Income Fund      0.08%
     Putnam VT International New Opportunities Fund      0.55%
     Putnam VT Investors Fund                            0.03%
     Putnam VT Money Market Fund                         0.46%
     Putnam VT New Opportunities Fund                    0.49%
     Putnam VT New Value Fund                            0.32%
     Putnam VT OTC & Emerging Growth Fund                    *
     Putnam VT U.S. Government and High Quality
      Bond Fund                                          0.22%
     Putnam VT Utilities Growth and Income Fund          0.32%
     Putnam Vista Fund                                   0.21%
     Putnam VT Voyager Fund                              0.33%

(e)  Putnam Capital Manager Trust Separate Account Six

     Putnam VT Diversified Income Fund                   0.15%
     Putnam VT Global Asset Allocation Fund              0.19%
     Putnam VT Global Growth Fund                        0.05%
     Putnam VT Growth and Income Fund                    0.02%
     Putnam VT International Growth Fund                 6.77%
     Putnam VT Money Market Fund                         0.17%
     Putnam VT New Opportunities Fund                    0.22%
     Putnam VT U.S. Government and High Quality
      Bond Fund                                          0.11%

(f)  Putnam Capital Manager Trust Separate Account VLUL

     Putnam VT Diversified Income Fund                       *
     Putnam VT Global Asset Allocation Fund                  *
     Putnam VT Global Growth Fund                            *
     Putnam VT Growth and Income Fund                        *
     Putnam VT High Yield Fund                               *
     Putnam VT Money Market Fund                             *
     Putnam VT New Opportunities Fund                        *
     Putnam VT U.S. Government and High Quality
      Bond Fund                                              *
     Putnam VT Utilities Growth and Income Fund              *
     Putnam VT Voyager Fund                                  *

(3)  RELIASTAR LIFE INSURANCE COMPANY

(a)  Select Life I

     Putnam VT Diversified Income Fund                   0.01%
     Putnam VT Growth and Income Fund                    0.03%
     Putnam VT Utilities Growth and Income Fund          0.03%
     Putnam VT Voyager Fund                              0.11%

(b)  Select Life II

     Putnam VT Asia Pacific Growth Fund                  1.41%
     Putnam VT Diversified Income Fund                   0.17%
     Putnam VT Growth and Income Fund                    0.15%
     Putnam VT New Opportunities Fund                    0.47%
     Putnam VT Utilities Growth and Income Fund          0.17%
     Putnam VT Voyager Fund                              0.60%

(c)  Select Life III

     Putnam VT Asia Pacific Growth Fund                  1.41%
     Putnam VT Diversified Income Fund                   0.17%
     Putnam VT Growth and Income Fund                    0.15%
     Putnam VT New Opportunities Fund                    0.47%
     Putnam VT Utilities Growth and Income Fund          0.17%
     Putnam VT Voyager Fund                              0.60%

(d) Survivorship Flexible Premium Variable Life (SVUL I)

     Putnam VT Asia Pacific Growth Fund                  0.02%
     Putnam VT Diversified Income Fund                   0.01%
     Putnam VT Growth and Income Fund                        *
     Putnam VT New Opportunities Fund                        *
     Putnam VT Utilities Growth and Income Fund              *
     Putnam VT Voyager Fund                              0.01%
(e)  Select Annuity II
     Putnam VT Diversified Income Fund                   0.11%
     Putnam VT Growth and Income Fund                    0.08%
     Putnam VT Utilities Growth and Income Fund          0.14%
     Putnam VT Voyager Fund                              0.24%

(f)  Select Annuity III

     Putnam VT Asia Pacific Growth Fund                  2.84%
     Putnam VT Diversified Income Fund                   1.64%
     Putnam VT Growth and Income Fund                    0.63%
     Putnam VT New Opportunities Fund                    1.38%
     Putnam VT Utilities Growth and Income Fund          1.13%
     Putnam VT Voyager Fund                              1.41%

(4)  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

(a)  Select Annuity New York

     Putnam VT Diversified Income Fund                       *
     Putnam VT Growth and Income Fund                        *

(5)  AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

(a)  Variable Annuity Account

     Putnam VT Diversified Income Fund                   1.07%
     Putnam VT Growth and Income Fund                    0.19%
     Putnam VT Global Growth Fund                        0.15%
     Putnam VT High Yield Fund                           0.48%
     Putnam VT New Opportunities Fund                    0.36%
     Putnam VT Voyager Fund                              0.01%

(b)  American Centurion Life

     Putnam VT Diversified Income Fund                   0.09%
     Putnam VT Global Growth and Income Fund             0.02%
     Putnam VT High Yield Fund                           0.10%
     Putnam VT New Opportunities Fund                    0.01%
     Putnam VT Voyager Fund                                  *
(6)  INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA
     CIGNA Separate Account I
     Putnam VT Growth and Income Fund                    0.40%
     Putnam VT Money Market Fund                         5.92%
     Putnam VT U.S. Government and High Quality
      Bond Fund                                          1.38%
     Putnam VT Voyager Fund                              0.09%

(7)  PARAGON LIFE INSURANCE COMPANY

(a)  Paragon Variable Life

     Putnam VT Asia Pacific Growth Fund                  0.11%
     Putnam VT Diversified Income Fund                   0.01%
     Putnam VT Global Asset Allocation Fund              0.01%
     Putnam VT Global Growth Fund                        0.01%
     Putnam VT Growth and Income Fund                        *
     Putnam VT High Yield Fund                           0.01%
     Putnam VT International Growth Fund                     *
     Putnam VT International Growth and Income Fund          *
     Putnam VT International New Opportunities Fund          *
     Putnam VT Investors Fund                                *
     Putnam VT Money Market Fund                             *
     Putnam VT New Opportunities Fund                    0.01%
     Putnam VT U.S. Government and High Quality
      Bond Fund                                              *
     Putnam VT Utilities Growth and Income Fund              *
     Putnam VT Voyager Fund                              0.01%
(b)  Paragon Variable Life Multi-Manager
     Putnam VT High Yield Fund                           0.03%
     Putnam VT New Opportunities Fund                    0.03%
     Putnam VT U.S. Government and High Quality
      Bond Fund                                          0.06%
     Putnam VT Voyager Fund                              0.01%

(c)  Paragon IVUL

     Putnam VT High Yield Fund                               *
     Putnam VT New Opportunities Fund                        *
     Putnam VT U.S. Government and High Quality
      Bond Fund                                              *
     Putnam VT Voyager Fund                                  *

(8)  IDS LIFE INSURANCE COMPANY

(a)  IDS Life Variable Account 10
     Putnam VT New Opportunities Fund                   14.88%
(b)  IDS Life of New York Flexible Portfolio
       Annuity Account

     Putnam VT New Opportunities Fund                    0.78%

(c)  IDS Life Variable Life Separate Account

     Putnam VT New Opportunities Fund                    3.16%

(d) IDS Life of New York Account 8

     Putnam VT New Opportunities Fund                    0.19%

(9) COVA FINANCIAL LIFE INSURANCE COMPANY

(a)  Variable Annuity Account One

     Putnam VT Growth and Income Fund                    0.08%
     Putnam VT International Growth Fund                 1.37%
     Putnam VT International New Opportunities Fund      0.03%
     Putnam VT New Value Fund                            0.13%
     Putnam VT Vista Fund                                0.38%

(b)  Variable Annuity Account Five

     Putnam VT Growth and Income Fund                    0.01%
     Putnam VT International Growth Fund                 0.22%
     Putnam VT International New Opportunities Fund          *
     Putnam VT New Value Fund                            0.01%
     Putnam VT Vista Fund                                0.02%

(c)  Variable Annuity Account Eight

     Putnam VT Growth and Income Fund                        *
     Putnam VT International Growth Fund                     *
     Putnam VT Vista Fund                                    *

CLASS IB SHARES
                                                   Percentage of
Issuer Name                                         shares owned
Separate Account   Fund                              of record
----------------------------------------------------------------
(1)  AMERICAN GENERAL LIFE INSURANCE COMPANY

(a)  Separate Account VL-R

     Putnam VT Diversified Income Fund                56.75%
     Putnam VT Growth and Income Fund                 16.24%
      Putnam VT International Growth and Income Fund   15.05%

(2)  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

(a)  ICMG Registered Variable Life Separate Account One

     Putnam VT International Growth Fund                21.65%
     Putnam VT Vista Fund                               15.66%
     Putnam VT Voyager Fund                              0.18%

(3)  PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY

(a)  Hartford  Life  Insurance Company Putnam  Capital  Manager
     Trust Separate Account

     Putnam VT Asia Pacific Growth Fund                 50.00%
     Putnam VT Diversified Income Fund                  13.37%
     Putnam VT Global Asset Allocation Fund             12.23%
     Putnam VT Global Growth Fund                        9.85%
     Putnam VT The George Putnam Fund of Boston         27.58%
     Putnam VT Growth and Income Fund                   12.15%
     Putnam VT Health Sciences Fund                     28.66%
     Putnam VT High Yield Fund                           8.35%
     Putnam VT International Growth Fund                20.91%
     Putnam VT International Growth and Income Fund      9.58%
     Putnam VT International New Opportunities Fund     47.34%
     Putnam VT Investors Fund                           18.30%
     Putnam VT Money Market Fund                         0.13%
     Putnam VT New Opportunities Fund                        *
     Putnam VT New Value Fund                           24.13%
     Putnam VT OTC & Emerging Growth Fund               35.14%
     Putnam VT U.S. Government and High Quality
       Bond Fund                                         0.09%
     Putnam VT Utilities Growth and Income Fund         14.98%
     Putnam VT Vista Fund                               24.46%
     Putnam VT Voyager Fund                              0.45%

(b) Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two

     Putnam VT Asia Pacific Growth Fund                 50.00%
     Putnam VT Diversified Income Fund                  29.88%
     Putnam VT Global Asset Allocation Fund             66.20%
     Putnam VT Global Growth Fund                       90.15%
     Putnam VT The George Putnam Fund of Boston         72.42%
     Putnam VT Growth and Income Fund                   71.61%
     Putnam VT Health Sciences Fund                     71.34%
     Putnam VT High Yield Fund                          91.65%
     Putnam VT International Growth Fund                35.79%
     Putnam VT International Growth and Income Fund     75.37%
     Putnam VT International New Opportunities Fund     52.66%
     Putnam VT Investors Fund                           69.33%
     Putnam VT Money Market Fund                         0.59%
     Putnam VT New Opportunities Fund                    0.01%
     Putnam VT New Value Fund                           75.69%
     Putnam VT OTC & Emerging Growth Fund               64.86%
     Putnam VT U.S. Government and High Quality
       Bond Fund                                         1.56%
     Putnam VT Utilities Growth and Income Fund         85.02%
     Putnam VT Vista Fund                               29.23%
     Putnam VT Voyager Fund                              5.38%

(4)  PFL LIFE INSURANCE COMPANY

(a)  Flexible Premium Individual Deferred Variable Annuity

     Putnam VT Global Growth Fund                            *
     Putnam VT Money Market Fund                             *
     Putnam VT New Value Fund                                *

(5)  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

(a)  PrinFlex Life

     Putnam VT Global Asset Allocation Fund             21.56%
     Putnam VT Vista Fund                               15.00%
     Putnam VT Voyager Fund                              4.44%

(6)  AMERICAN EXPRESS INSURANCE COMPANY

(a)  American Enterprise Life
     Putnam VT Diversified Income Fund                       *
     Putnam VT Growth and Income Fund                        *
     Putnam VT High Yield Fund                               *
     Putnam VT Voyager Fund                                  *


*Less than 1/10th of 1%.

The  address for the separate accounts for Class IA shares  listed  in
(1) and (2) above is: 200 Hopmeadow St., Simsbury, CT 06089. The address for the separate accounts listed in (3) and (4) above is: 20 Washington Avenue South, Minneapolis, MN 55401. The address for the separate account listed in (5) above is: 80 South 8th Street, Minneapolis, MN 55440. The address for the separate account listed in
(6) above is: Austin Centre, 701 Brazos Street, Austin, TX 78701. The address for the separate account listed in (7) above is: 100 South Brentwood, St. Louis, MO 63105. The address for the separate account listed in (8) above is: IDS Tower 10, Minneapolis, MN 55440. The address for the separate account listed in (9) above is: One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181.

The  address for the separate accounts for Class IB shares  listed  in
(1) 2727-A Allen Parkway, Houston, TX 77019. The address for the separate account listed in (2) above is: 100 Campus Drive, Suite 250, Florham Park, NJ. The address for the separate account listed in (3) above is: 200 Hopmeadow St., Simsbury, CT 06089. The address for the separate accounts listed in (4) above is: 4333 Edgewood Rd., NE Cedar Rapids, IA 52499. The address for the separate account listed in (5) above is 711 High st., DesMoines, IA 50392. The address for the separate account listed in (6) above is: 80 South 8th Street, Minneapolis, MN 55440.

Each of the insurance companies issuing the separate accounts listed above have agreed to vote their shares in proportion to and in the manner instructed by contract and policy owners. By virtue of the foregoing, each of these insurance companies, or any of them together, may be deemed to be a controlling person of each of the funds.

PUTNAM MANAGEMENT AND ITS AFFILIATES

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than could be purchased by the investor individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $182 billion in assets in over 9 million shareholder accounts at December 31, 1997. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1997, Putnam Management and its affiliates managed nearly $181 billion in assets, including over $19 billion in tax-exempt securities and over $57 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment managers and management consultants.
Trustees and officers of a fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.
THE MANAGEMENT CONTRACT
Under a Management Contract between the Trust and Putnam Management dated October 2, 1987, as supplemented March 2, 1990, and as further supplemented February 27, 1992, July 9, 1993, April 5, 1994, June 2, 1994, April 7, 1995, July 13, 1995, July 11, 1996 and as further supplemented, December 20, 1996, February 6, 1998, and July 10, 1998 subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Trust's portfolio securities. Putnam Management may place the Trust's portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the Trust and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

The compensation payable to Putnam Management under the Management Contract for its investment management services to the funds is paid quarterly at the following annual rates of each fund's average net assets, as determined at the close of each business day during the quarter:

        FUND                                    RATE
Putnam VT International New               1.20% of the first $500
  Opportunities Fund                     million   of   average    net
                                          assets,  1.10% of  the  next
                                          $500  million, 1.05% of  the
                                          next $500 million, 1.00%  of
                                          the  next $5 billion, 0.975%
                                          of   the  next  $5  billion,
                                          0.955%   of  the   next   $5
                                          billion,  0.94% of the  next
                                          $5 billion, and 0.93% of any
                                          excess thereafter

Putnam VT Asia Pacific Growth Fund,       0.80% of the first $500
Putnam VT International Growth Fund, and  million of average net Putnam
VT International Growth and               assets, 0.70% of the
Income Fund                               next $500 million, 0.65%  of
                                          the next $500 million, 0.60%
                                          of   the  next  $5  billion,
                                          0.575%   of  the   next   $5
                                          billion, 0.555% of the  next
                                          $5  billion,  0.54%  of  the
                                          next  $5 billion, and  0.53%
                                          of any excess thereafter.

Putnam VT Diversified Income Fund,        0.70% of the first $500
Putnam VT Global Asset Allocation Fund,   million of average
Putnam VT Health Sciences Fund, Putnam    net assets, 0.60% of
VT High Yield Fund, Putnam VT New         the next $500 million,
Opportunities Fund, Putnam VT New         0.55% of the next $500
Value Fund, Putnam VT OTC & Emerging      million, 0.50% of the
Growth Fund, Putnam VT Utilities Growth   next $5 billion, 0.475%
and Income Fund, and Putnam VT Voyager    of the next $5 billion, Fund
                                          0.455% of the next $5 billion,
                                           0.44%
of  the                                               next $5  billion
and                                                   0.43%   of   any
excess                                              thereafter.
Putnam VT Growth and Income Fund,0.65% of the first $500
Putnam VT Investors Fund, Putnam million of average net
VT The George Putnam Fund of Boston, assets, 0.55% of the
Putnam  VT  Research Fund, Putnam VT next $500  million,   U.S.
Government & High Quality Bond 0.50% of the next $500 Fund,
and  Putnam  VT  Vista  Fund million,  0.45%  of  the
next $5 billion, 0.425% of the next  $5 billion, 0.405%  of  the
next  $5 billion, 0.39% of the next $5  billion and 0.38%   of   any
excess thereafter.

Putnam VT Global Growth Fund              0.60% of average net assets.

Putnam VT Money Market Fund               0.45%  of  the  first   $500
                                          million   of   average   net
                                          assets,  0.35% of  the  next
                                          $500  million, 0.30% of  the
                                          next $500 million, 0.25%  of
                                          the  next $5 billion, 0.225%
                                          of   the  next  $5  billion,
                                          0.205%   of  the   next   $5
                                          billion,  0.19% of the  next
                                          $5  billion and 0.18% of any
                                          excess thereafter.

The Trust pays affiliates of Putnam Management additional amounts for investor servicing and custody services.

In addition to the fee paid to Putnam Management, the Trust reimburses Putnam Management for the compensation and related expenses of certain officers of the funds and certain persons who assist them in carrying out the responsibilities of their offices. During fiscal 1996, the Trust reimbursed Putnam Management $192,769 in this regard, including $170,800 in contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for the benefit of such officers and their assistants. The Trust may also pay or reimburse Putnam Management for all or a part of the compensation and related expenses of one or more other officers of the Trust and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. Currently the Trust is reimbursing Putnam Management for the compensation and related expenses of the Senior Vice President and the Clerk of the Trust. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees. Putnam Management pays all other salaries of officers of the Trust. The Trust pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays any cost of typesetting for its prospectuses and any cost of printing and mailing prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management. The Management Contract may be terminated as to the Trust or as to any fund without penalty by vote of the Trustees or the shareholders of one or more Funds affected, or by Putnam Management, on 30 days' written notice. It may be amended with respect to a fund only by a vote of the shareholders of that fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect as to any fund only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of that fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or any fund. In each of the foregoing cases, the vote of the shareholders of any fund is the affirmative vote of a "majority of the outstanding voting securities" of such fund as defined in the Investment Company Act of 1940. The continuation of the Contract as to all funds was unanimously approved by the Trustees, including those Trustees who are not "interested persons," on January 5, 1996. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that a fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

MANAGEMENT FEES

                                               REFLECTING A
                                               REDUCTION IN THE
                                               FOLLOWING AMOUNTS
                                               PURSUANT TO AN
FUND                FISCAL      MANAGEMENT     EXPENSE
NAME                YEAR        FEE PAID       LIMITATION
----                ------      ----------     -----------------

Putnam VT Asia
 Pacific Growth        1997    $1,076,596
 Fund                  1996      $681,628
                       1995+      $67,583      $40,348



Putnam VT Diversified
 Income Fund           1997    $3,811,378
                       1996    $2,766,551
                       1995    $1,741,950

Putnam VT Global
 Asset Allocation
 Fund                  1997    $5,755,350
                       1996    $4,262,397
                       1995    $3,253,739
Putnam VT Global
 Growth Fund           1997    $9,366,376
                       1996    $6,444,626
                       1995    $4,329,841

Putnam VT Growth
 and Income Fund       1997   $34,012,687
                       1996   $21,454,942
                       1995   $13,096,405

Putnam VT High
 Yield Fund            1997    $5,842,951
                       1996    $4,142,115
                       1995    $2,909,080

Putnam VT International
  Growth Fund          1997*     $608,193      $55,502
                       1996           N/A
                       1995           N/A

Putnam VT International
  Growth & Income
  Fund                 1997*     $871,531
                       1996           N/A
                       1995           N/A

Putnam VT International
  New Opportunities    1997*     $893,002      $206,574
  Fund                 1996           N/A
                       1995           N/A

Putnam VT Money
 Market Fund           1997    $2,090,282
                       1996    $1,689,370
                       1995    $1,061,046

Putnam VT New
 Opportunities Fund    1997   $12,267,574
                       1996    $7,144,796
                       1995    $1,618,748




Putnam VT New
  Value Fund           1997*     $757,486
                       1996           N/A
                       1995           N/A

Putnam VT U.S.
Government and High
 Quality Bond Fund     1997    $4,731,739
                       1996    $4,628,688
                       1995    $4,133,901

Putnam VT Utilities
 Growth and Income
 Fund                  1997    $4,703,343
                       1996    $3,753,576
                       1995    $2,666,363


Putnam VT Vista Fund   1997*     $600,249
                       1996           N/A
                       1995           N/A
Putnam VT Voyager
 Fund                  1997   $21,134,308
                       1996   $15,143,788
                       1995    $8,864,927

+    Commencement of operations May 1, 1995
*    Commencement of operations January 2, 1997

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for each of the funds and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It  has  for  many  years  been a common practice  in  the  investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients
(including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management places all orders for the purchase and sale of portfolio investments for each fund and buys and sells investments for each fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind each fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause a fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other agency transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause a fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Trust to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of a fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for each fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Trust (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

FUND                       FISCAL       BROKERAGE
NAME                       YEAR         COMMISSIONS
----                       ------       -----------

Putnam VT Asia
 Pacific Growth
 Fund (Commencement        1997        $679,699
 of operations             1996        $829,577
 May 1, 1995)              1995        $205,198

Putnam VT Diversified
 Income Fund               1997         $32,813
                           1996         $11,983
                           1995         $14,676

Putnam VT Global Asset
 Allocation Fund           1997      $1,043,014
                           1996        $908,217
                           1995        $797,004

Putnam VT Global
 Growth Fund               1997      $8,339,967
                           1996      $3,111,557
                           1995      $2,275,831

Putnam VT Growth and
 Income Fund               1997      $8,609,589
                           1996      $5,056,587
                           1995      $3,637,703

Putnam VT High
 Yield Fund                1997          $9,384
                           1996         $14,940
                           1995         $11,800

Putnam VT International
  Growth Fund              1997        $553,235
                           1996             N/A
                           1995             N/A


Putnam VT International
  Growth & Income Fund     1997        $659,464
                           1996             N/A
                           1995             N/A

Putnam VT International
  New Opportunities
  Fund                     1997        $733,380
                           1996             N/A
                           1995             N/A


Putnam VT Money
 Market Fund               1997              $0
                           1996              $0
                           1995              $0

Putnam VT New
 Opportunities Fund
(Commencement of
 operations
 May 2, 1994)              1997      $2,268,158
                           1996      $1,584,684
                           1995        $312,487

Putnam VT New
  Value Fund               1997        $292,442
                           1996             N/A
                           1995             N/A

Putnam VT U.S. Government
 and High Quality
 Bond Fund                 1997         $85,584
                           1996         $23,582
                           1995          $2,880

Putnam VT Utilities
 Growth and Income Fund    1997        $785,994
                           1996        $898,263
                           1995        $938,350

Putnam VT Vista Fund       1997        $174,221
                           1996             N/A
                           1995             N/A

Putnam VT Voyager Fund     1997      $3,624,594
                           1996      $3,380,235
                           1995      $2,171,392


PRINCIPAL UNDERWRITER

Putnam Mutual Funds is the principal underwriter of shares of the Trust, which are continuously offered, and shares of the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

INVESTOR SERVICING AGENT AND CUSTODIAN

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services won the DALBAR Quality Tested Service Seal in 1990, 1991, 1992, 1993, 1994 and 1995. Over
10,000 tests of 38 separate shareholder service components demonstrated that Putnam Investor Services tied for the highest scores, with two other mutual fund companies in all categories.

The Trust paid $12,166,403 in gross fees to PFTC for its investor servicing and custody services during fiscal 1997. The Trust made no payments to PFTC for out-of-pocket expenses related to the investor servicing agent's function for the year. For a description of the custodial services provided by PFTC, see "Custodian" below.

Putnam Fiduciary Trust Company is also investor servicing agent for the other Putnam funds and receives fees from each of those funds for its services.

INVESTMENT PERFORMANCE OF THE TRUST

STANDARD PERFORMANCE MEASURES

Yield and total return data for the funds may from time to time be presented in the prospectus, this SAI and advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for the one-, five- and ten year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a fund at the beginning of the period, at net asset value for class IA and IB shares and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of a fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.
A fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the fund's yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMAs, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.
Putnam VT Money Market Fund's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the fund over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). The fund's effective yield represents a compounding of the fund's yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.
At times, Putnam Management may reduce its compensation or assume expenses of a fund in order to reduce that fund's expenses. The annual per share amount of any such fee reduction or assumption of expenses during the fund's past ten fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table entitled "Financial highlights" in the class IA and class IB prospectuses. Any such fee reduction or assumption of expenses would increase a fund's yield and total return for periods including the period of the fee reduction or assumption. The tables below present yield and total return performance information for the class IA shares for the period ended December 31, 1997 and for the class IB shares which are based on class IA shares and adjusted to reflect payments under the class IB distribution plan. For funds that have been in existence for more than one year, average annual total return information is shown. For funds in existence for a year or less, cumulative total return information (from the period of the fund's inception through December 31, 1997) is shown. All data is based on past performance and does not predict future results.

CLASS IA SHARES
                                             TOTAL RETURN -------------
                                       ------------
                                        1        5         LIFE
PUTNAM VT FUND              YIELD*     YEAR    YEARS     OF FUND

Asia Pacific                   N/A    -14.66%      N/A    -1.81%

Diversified Income           8.19%       7.38      N/A     7.50%
Global Asset
 Allocation                   2.55      19.67    14.60%    12.11

Global Growth                  N/A      14.33    15.24     10.63

Growth and Income             1.82      24.15    18.86     16.65

High Yield                    9.12      14.34    12.57     11.49

International
 Growth & Income              1.33        N/A     N/A      19.43
International Growth           N/A        N/A     N/A      16.13
International
 New Opportunities             N/A        N/A     N/A      -0.10

Money Market                  5.34       5.22    4.47       5.50

New Opportunities              N/A      23.29     N/A      22.86

New Value                      N/A        N/A     N/A      17.60

U.S. Government and
 High Quality Bond            5.56       8.64    7.60       8.73
Utilities
 Growth and Income            3.09      27.10   15.26      14.72

Vista                          N/A        N/A     N/A      23.21
Voyager                        N/A      26.51   19.25      18.08
* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market Fund represents 7-day yield.
CLASS IB SHARES
                                             TOTAL RETURN -------------
                                       ------------
                                        1        5         LIFE
PUTNAM VT FUND              YIELD*     YEAR    YEARS     OF FUND

Asia Pacific                 N/A      -14.78    N/A       -1.95

Diversified Income          8.04%      7.22     N/A        7.33
Global Asset
 Allocation                 2.40%     19.49    14.43      11.94

Global Growth                N/A      14.16    15.07      10.47

Growth and Income            1.67     23.96    16.69      16.57

High Yield                   8.97     14.17    12.40      11.31

International
 Growth & Income             1.18      N/A      N/A       19.26

International
 Growth                      N/A       N/A      N/A       15.95

International
 New Opportunities           N/A       N/A      N/A       -0.25

Money Market                 5.19      5.06     4.32       5.33
New Opportunities            N/A      23.10     N/A       22.71
New Value                    N/A       N/A      N/A       17.42
U.S. Government and
 High Quality Bond           5.41      8.48     7.44       8.56

Utilities
 Growth and Income           2.94     26.91    15.09      14.56

Vista                        N/A       N/A      N/A       23.03

Voyager                      N/A      26.33    19.07      17.90

* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market Fund represents 7-day yield.

See the prospectus for the inception date of each fund. The foregoing performance information reflects an expense limitation applicable to Putnam VT High Yield Fund for fiscal 1988, Putnam VT Utilities Growth and Income Fund for fiscal 1992, Putnam VT New Opportunities Fund for fiscal 1994, Putnam VT Asia Pacific\ Growth Fund for fiscal 1995, and Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund,
Putnam New Value Fund and Putnam VT Vista Fund for fiscal 1997. Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under their variable annuity contracts. These charges and expenses are not reflected in the funds' performance and would reduce an investor's return under the annuity contract.

DETERMINATION OF NET ASSET VALUE

The Trust values the shares of each fund daily on each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Trust determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by a fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by a fund are priced as of their close of trading at 4:15 p.m.


PUTNAM VT MONEY MARKET FUND. The valuation of the fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of the fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the fund must maintain a dollar-weighted average portfolio maturity of 397 days or less, purchase only instruments having remaining maturities of 90 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using readily available market quotations.

Since the net income of the fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the fund in the shareholder's account on the first day of the next month (or, if that day is not a business day, on the next business day). It is expected that the fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the fund determined at any time is a negative amount, the fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the fund.

OTHER FUNDS. Each of the other funds determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. If any securities held by a fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the funds' net asset values. If events materially affecting the values of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The class IB plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund. The class IB plan may terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of a fund, as the case may be.
Putnam Mutual Funds pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of
(i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

SUSPENSION OF REDEMPTIONS

The Trust may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the New York Stock Exchange is closed for other than customary weekends or holidays, or except, if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of that fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund would be unable to meet its obligations. The likelihood of such circumstances is remote.
CUSTODIAN

Putnam Fiduciary Trust Company ("PFTC") is the custodian of the Trust's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities will include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. PFTC and any subcustodians employed by it have a lien on the securities of each fund (to the extent permitted by the Trust's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the Trust for the benefit of that fund. The Trust expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of any fund or decides which securities a fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The Trust may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the Trust's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The Trust pays PFTC an annual fee based on each fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants and financial statements included in the Trust's Annual Report for the fiscal year ended December 31, 1997 filed electronically on February 27, 1998 (File No. 811-5346), are incorporated by reference into this SAI. The unaudited financial statements included in Trust's Semi-Annual Report are incorporated by reference into this SAI.

The financial statements for the fiscal year ended December 31, 1997 incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.